FOURTH AMENDED AND RESTATED

                        AGREEMENT OF LIMITED PARTNERSHIP

                                       OF

                              REGENCY CENTERS, L.P.

              (formerly known as Regency Retail Partnership, L.P.)



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                                TABLE OF CONTENTS


                                    Article 1
                                  Defined Terms


                                    Article 2
                             Organizational Matters


Section 2.1       Organization; Application of Act..........................16

Section 2.2       Name......................................................16

Section 2.3       Registered Office and Agent; Principal Office.............16

Section 2.4       Term......................................................16

                                    Article 3
                                     Purpose


Section 3.1       Purpose and Business......................................16

Section 3.2       Powers....................................................17

                                    Article 4
                    Capital Contributions; Issuance Of Units;
                                Capital Accounts


Section 4.1       Capital Contributions of the Partners.....................17

Section 4.2       Issuances of Additional Partnership Interests.............19

Section 4.3       No Preemptive Rights......................................21

Section 4.4       Capital Accounts of the Partners..........................21

Section 4.5       Issuance of Series A Preferred Units......................22

                                    Article 5
                                  Distributions


Section 5.1       Requirement and Characterization of Distributions.........34

Section 5.2       Amounts Withheld..........................................35

Section 5.3       Withholding...............................................35

Section 5.4       Distributions Upon Liquidation............................37

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                                    Article 6
                                   Allocations


Section 6.1       Allocations of Net Income and Net Loss....................37

Section 6.2       Special Allocation Rules..................................39

Section 6.3       Allocations for Tax Purposes..............................40

                                    Article 7
                      Management And Operations Of Business


Section 7.1       Management................................................41

Section 7.2       Certificate of Limited Partnership........................46

Section 7.3       Restriction on General Partner's Authority................47

Section 7.4       Responsibility for Expenses...............................47

Section 7.5       Outside Activities of the General Partner.................48

Section 7.6       Contracts with Affiliates.................................48

Section 7.7       Indemnification...........................................49

Section 7.8       Liability of the General Partner..........................50

Section 7.9       Other Matters Concerning the General Partner..............51

Section 7.10      Title to Partnership Assets...............................52

Section 7.11      Reliance by Third Parties.................................52

Section 7.12      Redemption of Units Held by General Partner...............53

                                    Article 8
                   Rights And Obligations Of Limited Partners


Section 8.1       Limitation of Liability...................................53

Section 8.2       Management of Business....................................53

Section 8.3       Outside Activities of Limited Partners....................53

Section 8.4       Priority Among Partners...................................54

Section 8.5       Rights of Limited Partners Relating to the Partnership....54

Section 8.6       Redemption of Units.......................................55

Section 8.7       Regency's Assumption of Right.............................58

                                    Article 9
                     Books, Records, Accounting And Reports


Section 9.1       Records and Accounting....................................59

Section 9.2       Fiscal Year...............................................59

Section 9.3       Reports...................................................59

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

                                   Article 10
                                   Tax Matters


Section 10.1      Preparation of Tax Returns................................60

Section 10.2      Tax Elections.............................................60

Section 10.3      Tax Matters Partner.......................................60

Section 10.4      Organizational Expenses...................................61

                                   Article 11
                            Transfers And Withdrawals


Section 11.1      Transfer..................................................62

Section 11.2      Transfer of General Partner's Partnership Interests.......62

Section 11.3      Limited Partners' Rights to Transfer......................63

Section 11.4      Substituted Limited Partners..............................66

Section 11.5      Assignees.................................................66

Section 11.6      General Provisions........................................67

                                   Article 12
                              Admission Of Partners


Section 12.1      Admission of Successor General Partner....................68

Section 12.2      Admission of Additional Limited Partners..................68

Section 12.3      Amendment of Agreement and Certificate....................69

Section 12.4      Representations and Warranties of Additional Limited
                  Partners..................................................69

                                   Article 13
                           Dissolution And Liquidation


Section 13.1      Dissolution...............................................69

Section 13.2      Winding Up................................................70

Section 13.3 Compliance with Timing Requirements of Regulations; Allowance for Contingent or Unforeseen Liabilities
                  or Obligations............................................73

Section 13.4      Deficit Capital Account Restoration.......................73

Section 13.5      Deemed Distribution and Recontribution....................74

Section 13.6      Rights of Limited Partners................................75

Section 13.7      Notice of Dissolution.....................................75

Section 13.8      Cancellation of Certificate of Limited Partnership........75

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Section 13.9      Reasonable Time for Winding-Up............................75

                                   Article 14
                  Amendment Of Partnership Agreement; Meetings


Section 14.1      Amendments................................................75

Section 14.2      Meetings of Limited Partners..............................79

                                   Article 15
                               General Provisions


Section 15.1      Addresses and Notice......................................79

Section 15.2      Titles and Captions.......................................80

Section 15.3      Pronouns and Plurals......................................80

Section 15.4      Further Action............................................80

Section 15.5      Binding Effect............................................80

Section 15.6      Waiver of Partition.......................................80

Section 15.7      Entire Agreement..........................................80

Section 15.8      Remedies Not Exclusive....................................80

Section 15.9      Time......................................................81

Section 15.10     Creditors.................................................81

Section 15.11     Waiver....................................................81

Section 15.12     Execution Counterparts....................................81

Section 15.13     Applicable Law............................................81

Section 15.14     Invalidity of Provisions..................................81

                                   Article 16
                                Power Of Attorney


Section 16.1      Power of Attorney.........................................81



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                                    SCHEDULES

Schedule 7.8(b)   Regency's PFIC Obligations

Schedule 8.6(a)   Transfer Restrictions in Regency's Articles of Incorporation

Schedule 13.4(a) Electing Partners with Deficit Capital Account Make-up Requirement








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                                    EXHIBITS

Exhibit A         Partners and Partnership Interests (addresses)

Exhibit B         Notice of Redemption

Exhibit C         Security Capital Waiver and Consent Agreement









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

                FOURTH AMENDED AND RESTATED AGREEMENT OF LIMITED
                                   PARTNERSHIP
                                       OF
                              REGENCY CENTERS, L.P.

         THIS FOURTH AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP is dated as of April 1, 2001, by and among Regency Centers Corporation (formerly Regency Realty Corporation), a Florida corporation, as general partner (the "General Partner"), and those additional persons who from time to time agree to be bound by this Agreement as limited partners (the "Limited Partners"), and amends and restates the Third Amended and Restated Agreement of Limited Partnership of the Partnership dated as of September 1, 1999.

                                   Background

         Limited Partners (the "Original Limited Partners") who formerly were partners of Branch Properties, L.P. or its affiliates were admitted to the Partnership on March 7, 1997 pursuant to the Amended and Restated Agreement of Limited Partnership as of that date (as amended, the "Initial Agreement").

         In February 1998, Regency Realty Corporation ("Regency") merged with Regency Atlanta, Inc., which was then the general partner of the Partnership, with Regency being the surviving corporation in the merger. Accordingly, Regency became the General Partner of the Partnership. Regency also caused the merger into the Partnership of its subsidiary, Regency Centers, Inc., which owned at least 35 shopping center properties immediately prior to the merger.

         In connection with the admission of limited partners upon the Partnership's acquisition of assets from Midland Development Group, Inc. and its affiliates, the General Partner amended and restated the Initial Agreement on March 5, 1998 (the "Second Amended Agreement") (i) to provide for admitting Additional Limited Partners (as defined below) to the Partnership from time to time, (ii) to make certain changes to the provisions governing the maintenance of Capital Accounts, and (iii) to delete matters of historical interest.

         In connection with the issuance by the Partnership of $80 million Series A Preferred Units (as defined below) to an institutional investor pursuant to Section 4.2 hereof, the General Partner and Security Capital (as defined below) entered into Amendment No. 1 to the Second Amended Agreement on June 25, 1998 (the "Preferred Unit Amendment"). The Preferred Unit Amendment designated the rights, preferences and limitations of the Series A Preferred Units and was approved by the holders of a majority of the Original Limited Partnership Units and the holders of a majority of the Additional Units.

         Pursuant to Article XIV and Section 4.2, the Second Amended Agreement, as amended, was amended and restated on September 1, 1999 (the "Third Amended Agreement") (i) to reflect the admission of the Series A Preferred Partners (as defined below), (ii) to incorporate the Preferred Unit Amendment, (iii) to make certain changes to the allocations of

Net Income and Net Loss, (iv) to authorize the issuance of Preferred Units and Additional Units from time to time, and (v) to delete matters of historical interest.

         The Third Amended Agreement also contemplated that the General Partner would eventually contribute, directly or indirectly through nominee agreements, all its assets to the Partnership, subject to applicable consents of third parties or in the case of shopping centers securing $51 million of securitized mortgage debt due November 5, 2000, upon the repayment of such debt, so as to cause the Partnership to become an "UPREIT".

         In connection with their approval of the Third Amended Agreement, pursuant to Section 14.1(a) and Section 4.2, Original Limited Partners holding 95.3% of the Original Limited Partnership Interests and Additional Limited Partners holding 97.0% of the Additional Limited Partnership Interests consented to amending and restating the Third Amended Agreement, in the event that the Partnership became an UPREIT, (i) to provide for the Units of all Partners (other than Preferred Units) to be pari passu with respect to distributions and to conform the allocations of Net Income and Net Loss to such revised economic sharing arrangement, and (ii) to authorize the issuance of Units to the General Partner from time to time, subject to the conditions set forth in Section 4.2(b)(i), in connection with, and as a result of the Partnership becoming an UPREIT. Because Section 4.2(b) of this Agreement provides for the Units held by the General Partner to mirror one-for-one the outstanding shares of capital stock of the General Partner and Section 7.5 prohibits the General Partner from engaging in business except through or for the account of the Partnership, these UPREIT amendments insure that Limited Partners (other than Preferred Partners) cannot receive lower distributions than common shareholders of Regency. Therefore, these UPREIT amendments do not adversely affect the Limited Partners.

         The Third Amended Agreement provided that, at such time as the Partnership satisfied the UPREIT criteria established in the Third Amended Agreement, the Third Amended Agreement would be amended and restated by this Fourth Amended and Restated Agreement ("Fourth Amended Agreement"). One of such criteria consists of the approval of this Fourth Amended Agreement by those Persons (or their transferees) who were Limited Partners on the date of adoption of the Third Amended Agreement but had not then consented to the Third and Fourth Amended Agreements, so that this Fourth Amended Agreement will have been approved by unanimous consent of all Persons who were Limited Partners on that date or their transferees (collectively, the "Preexisting Partners," which term includes any transferee of a Preexisting Partner) (such unanimous consent requirement may be reduced, in Regency's discretion, to the consent of Preexisting Partners holding not less than 85% of the outstanding Units held by the Preexisting Partners). Since the date of adoption of the Third Amended Agreement, the holders of at least 95.7%, but not 100%, of the Units held by the Preexisting Partners have consented to the adoption of this Fourth Amended Agreement. Regency determined that, and by execution of this Agreement hereby represents and warrants that, on February 15, 2001, the Partnership satisfied the UPREIT criteria established in the Third Amended Agreement for this Fourth Amended Agreement to be effective, and Regency has given written notice to such effect to the Limited Partners and of the applicability of Section 14.1(g) herein.


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

         NOW, THEREFORE, the Third Amended Agreement is hereby amended and restated as follows (matters in italics are agreements with the Original Limited Partners only).

                                    Article 1
                                  Defined Terms

         The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

         "Act" means the Delaware Revised Uniform Limited Partnership Act, as it may be amended from time to time, and any successor to such statute.

         "Additional Limited Partner" means a Person admitted to the Partnership as a Limited Partner pursuant to Section 4.2 hereof (other than (i) a Preferred Partner, (ii) the General Partner or (iii) any Affiliate of the General Partner other than a Property Affiliate) and who is shown as such on the books and records of the Partnership, including the Persons admitted in connection with the Partnership's acquisition of assets from Midland Development Group, Inc. and certain of its affiliated entities.

         "Additional Units" means Units issued to an Additional Limited Partner. The distribution rights of the Additional Units are pari passu with the Original Limited Partnership Units.

         "Adjusted Capital Account" means the Capital Account maintained for each Partner as of the end of each Partnership Year (i) increased by any amounts which such Partner is obligated to restore pursuant to any provision of this Agreement or is deemed to be obligated to restore pursuant to the penultimate sentences of Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5) and (ii) decreased by the items described in Regulations Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), and 1.704-1(b)(2)(ii)(d)(6).
The foregoing definition of Adjusted Capital Account is intended to comply with the provisions of Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

         "Adjusted Capital Account Deficit" means, with respect to any Partner, the deficit balance, if any, in such Partner's Adjusted Capital Account as of the end of the relevant Partnership Year.

         "Adjusted Series A Preferred Units" of a Partner means the number of Series A Preferred Units owned by the Partner multiplied by the quotient obtained by dividing $50 by $24.25 (the Value of a Share on June 25, 1998).

         "Affiliate" means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with such Person.

         "Agreement" means this Fourth Amended and Restated Agreement of Limited Partnership, as it may be amended, supplemented or restated from time to time.


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

         "Articles of Incorporation" means the Amended and Restated Articles of Incorporation of Regency, as filed with the Florida Department of State, as further amended or restated from time to time.

         "Assignee" means a Person to whom one or more Partnership Units have been transferred in a manner permitted under this Agreement, but who has not become a Substituted Limited Partner, and who has the rights set forth in
Section 11.5.

         "Available Cash" means with respect to any period for which such calculation is being made:

                (a) all cash revenues and funds received by the Partnership from whatever source (excluding the proceeds of any Capital Contribution and excluding Capital Transaction Proceeds) plus the amount of any reduction (including, without limitation, a reduction resulting because the General Partner determines such amounts are no longer necessary) in reserves of the Partnership, which reserves are referred to in clause (b)(iv) below;

                (b) less the sum of the following (except to the extent made with the proceeds of any Capital Contribution and except to the extent taken into account in determining Capital Transaction
         Proceeds):

                        (i) all interest, principal and other debt payments made during such period by the Partnership,

                        (ii) all other cash expenditures (including capital expenditures) made by the Partnership during such period,

                        (iii) investments in any entity (including loans made thereto) to the extent that such investments are not otherwise described in clauses (b)(i) or (ii), and

                        (iv) the amount of any increase in reserves established during such period which the General Partner determines is necessary or appropriate in its sole and absolute discretion.

Notwithstanding the foregoing, Available Cash shall not include any cash received or reductions in reserves, or take into account any disbursements made or reserves established, after commencement of the dissolution and liquidation of the Partnership.

         "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York City, New York are authorized or required by law to close.

         "Capital Account" means the Capital Account maintained for a Partner pursuant to Section 4.4 hereof.


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

         "Capital Contribution" means, with respect to any Partner, any cash, cash equivalents or the value (as set forth by separate agreement) of property which such Partner contributes or is deemed to contribute to the Partnership pursuant to Section 4.1, Section 4.2 or Section 4.5 hereof and which shall be treated as a contribution to the Partnership pursuant to Section 721(a) of the Code.

         "Capital Transaction" means a sale, exchange or other disposition (other than in liquidation of the Partnership) or a financing or refinancing by the Partnership (which shall not include any loan or financing to the General Partner as permitted by Section 7.1(a)(iii)) of a Partnership asset or any portion thereof.

         "Capital Transaction Proceeds" means the net cash proceeds of a Capital Transaction, after deducting all expenses incurred in connection therewith and after application of any proceeds, at the sole discretion of the General Partner, toward the payment of any indebtedness of the Partnership whether or not secured by the property that is the subject of that Capital Transaction, the purchase, improvement or expansion of Partnership property, or the establishment of any reserves deemed reasonably necessary by the General Partner, including reserves for the purchase, improvement or expansion of Partnership property.

         "Cash Amount" means an amount of cash arrived at by multiplying (i) the number of Partnership Units that are the subject of a Notice of Redemption times
(ii) the Unit Adjustment Factor times (iii) the Value on the Valuation Date of a Share.

         "Certificate" means the Certificate of Limited Partnership relating to the Partnership filed in the office of the Secretary of State of the State of Delaware, as amended from time to time in accordance with the terms hereof and the Act.

         "Code" means the Internal Revenue Code of 1986, as amended. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of future law.

         "Common Stock" means the voting Common Stock, $0.01 par value, of Regency.

         "Common Units" means the Original Limited Partnership Units, the Additional Units and any other Partnership Interests in the Partnership hereafter authorized, issued or outstanding which are entitled to distributions and to rights upon voluntary or involuntary liquidation, winding-up or dissolution only out of any assets remaining after all Preferred Units have received the amounts to which they are entitled.

         "Consent" means, except where this Agreement expressly specifies otherwise, with respect to Limited Partners holding any class of Units (other than Series A Preferred Units), the written consent or affirmative vote of those Limited Partners holding a majority of such Units outstanding at the time in question. The Consent of the Original Limited Partners means the written consent or affirmative vote of the Original Limited Partners holding a majority of the Original Limited Partnership Units outstanding at the time in question. Except where this Agreement expressly specifies otherwise, the Consent of the Limited Partners means the written consent or affirmative vote of the Limited Partners holding a majority of the Original Limited Partnership Units and Additional Units outstanding at the time in question, treating such Units as a single class, and shall exclude any Partners holding Preferred Units unless this Agreement is amended to expressly provide for a particular class or series of Preferred Units to vote together with the holders of Common Units as a single class. "Consent of the Limited Partners" shall be determined excluding any Units held by the General Partner or any of its Affiliates other than a Property Affiliate, who shall have no right to vote on any matter for which the consent of the Limited Partners is solicited.

         "Contribution Agreement" means that certain Contribution Agreement and Plan of Reorganization, dated as of February 10, 1997, by and among Branch Properties, L.P., Branch Realty Inc. and Regency.

         "Depreciation" means for each Partnership Year or other period, an amount equal to the federal income tax depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such year or other period, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or other period, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such year bears to such beginning adjusted tax basis; provided, however, that if the federal income tax depreciation, amortization, or other cost recovery deduction for such year is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the General Partner, except that in the case of a zero basis property contributed by an Original Limited Partner, such property shall be depreciated for book purposes over a period of not more than ten years.

         "Event of Dissolution" has the meaning set forth in Section 13.1.

         "Excess Units" has the meaning set forth in Section 4.5(g)(i)(C).

         "Exchange Notice" has the meaning set forth in Section 4.5(g)(ii)(A).

         "Exchange Price" has the meaning set forth in Section 4.5(g)(i)(A).

         "First Closing" has the meaning set forth in the Contribution
Agreement.

         "General Partner" means Regency Centers Corporation (formerly Regency Realty Corporation) or its permitted successors as a general partner of the Partnership.

         "General Partner Units" means the Partnership Interest in the Partnership owned by the General Partner or any Affiliate other than a Property Affiliate but (i) shall exclude any Series A Preferred Units and any other Preferred Units issued in compliance with this Agreement and (ii) also shall exclude any other types of Common Units issued to the General Partner pursuant to Section 4.2(b)(i) which do not mirror the Common Stock. Pursuant to this Fourth Amended Agreement, all Class B Units (as defined in the Third Amended Agreement) have been reclassified as General Partner Units.

         "General Partnership Interest" means a Partnership Interest held by a General Partner that is a general partnership interest.

         "Gross Asset Value" means with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows:

                (a) The initial Gross Asset Value of any asset contributed by a Partner to the Partnership shall be the fair market value (exclusive of liabilities) of such asset, as determined by the General Partner, unless required to be determined in some other manner herein;

                (b) The Gross Asset Values of all Partnership assets shall be adjusted to equal their respective fair market values (exclusive of liabilities), as determined by the General Partner, as of the following times: (i) the acquisition of an additional interest in the Partnership by any new or existing Partner in exchange for more than a de minimis capital contribution; (ii) the distribution by the Partnership to a Partner of more than a de minimis amount of property as consideration for an interest in the Partnership; and (iii) the liquidation of the Partnership within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g); provided, however, that adjustments pursuant to clauses (i) and (ii) above shall be made only if the General Partner reasonably determines that such adjustments are necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership;

                (c) The Gross Asset Value of any Partnership asset distributed to any Partner shall be adjusted to equal the fair market value (exclusive of liabilities) of such asset on the date of distribution as determined by the General Partner; and

                (d) The Gross Asset Values of Partnership assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m); provided, however, that Gross Asset Values shall not be adjusted pursuant to this paragraph (d) to the extent the General Partner determines that an adjustment pursuant to paragraph (b) above is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this paragraph (d).

If the Gross Asset Value of an asset has been determined or adjusted pursuant to paragraphs (a), (b), or (d) above, such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing profits and losses.

         "Immediate Family" means, with respect to any natural Person, such natural Person's spouse, parents, descendants, nephews, nieces, brothers and sisters and trusts for the benefit of any of the foregoing.

         "Incapacity" or "Incapacitated" means, (i) as to any individual Partner, death, total physical disability or entry by a court of competent jurisdiction adjudicating him incompetent to manage his Person or his estate;
(ii) as to any corporation which is a Partner, the filing of a certificate of dissolution, or its equivalent, for the corporation or the revocation of its charter; (iii) as to any partnership which is a Partner, the dissolution and commencement of winding up of the partnership; (iv) as to any estate which is a Partner, the distribution by the fiduciary of the estate's entire interest in the Partnership; (v) as to any trustee of a trust which is a Partner, the termination of the trust (but not the substitution of a new trustee); or (vi) as to any Partner, the bankruptcy of such Partner. For purposes of this definition, bankruptcy of a Partner shall be deemed to have occurred when the Partner (a) makes an assignment for the benefit of creditors, (b) files a voluntary petition in bankruptcy, (c) is adjudged a bankrupt or insolvent, or has entered against him an order of relief in any bankruptcy or insolvency proceeding, (d) files a petition or answer seeking for himself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, (e) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against him in any proceeding of this nature, (f) seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator of the Partner or of all or any substantial part of his properties, (g) is the debtor in any proceeding seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, which has not been dismissed within 120 days after the commencement thereof, or (h) is the subject of a proceeding whereby a trustee, receiver or liquidator is appointed for the Partner or all or any substantial part of its properties without the Partner's consent or acquiescence of a trustee, receiver or liquidator, and such appointment has not been vacated or stayed within 90 days after the appointment or such appointment is not vacated within 90 days after the expiration of any such stay.

         "Indemnitee" means (i) any Person made a party to a proceeding by reason of his status as (a) the General Partner, (b) a Limited Partner or (c) a director or officer of the Partnership or a Partner, and (ii) such other Persons (including Affiliates of the General Partner or the Partnership) acting in good faith on behalf of the Partnership as determined by the General Partner in its good faith judgment other than for any action by such Person involving fraud, willful misconduct or gross negligence.

         "IRS" means the Internal Revenue Service, which administers the internal revenue laws of the United States.

         "Junior Units" has the meaning set forth in Section 4.5(c)(iv).

         "Limited Partner" means any Person named as a Limited Partner in Exhibit A attached hereto, as such Exhibit may be amended from time to time in accordance with the terms of this Agreement, or any Substituted Limited Partner, Preferred Partner or Additional Limited Partner, in such Person's capacity as a Limited Partner in the Partnership.

         "Limited Partnership Interest" means a Partnership Interest of a Limited Partner in the Partnership representing a fractional part of the Partnership Interests of all Limited Partners and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. A Limited Partnership Interest may be expressed as a number of Preferred Units, Common Units or General Partner Units as provided herein.

         "Liquidating Transaction" means any sale or other disposition of all or substantially all of the assets of the Partnership following the adoption by the General Partner of a plan of liquidation for the Partnership.

         "Liquidator" has the meaning set forth in Section 13.2.

         "Net Income" and "Net Loss" means for any taxable period, an amount equal to the Partnership's taxable income or loss for such taxable period determined in accordance with Section 703(a) of the Code (for this purpose all items of income, gain, loss or deduction required to be stated separately pursuant to Section 703(a)(1) of the Code shall be included in taxable income or loss), with the following adjustments:

                (a) Except as otherwise provided in Regulations Section 1.704-1(b)(2)(iv)(m), the computation of all items of income, gain, loss and deduction shall be made without regard to any election under
         Section 754 of the Code which may be made by the Partnership; provided, that the amounts of any adjustments to the adjusted bases of the assets of the Partnership made pursuant to Section 734 of the Code as a result of the distribution of property by the Partnership to a Partner (to the extent that such adjustments have not previously been reflected in the Partners' Capital Accounts) shall be reflected in the Capital Accounts of the Partners in the manner and subject to the limitations prescribed in Regulations Section 1.704-1(b)(2)(iv)(m).

                (b) Any income of the Partnership that is exempt from federal income tax and not otherwise taken into account in computing Net Income or Net Loss pursuant to this definition shall be added to such Net Income or Net Loss.

                (c) The computation of all items of income, gain, loss and deduction shall be made without regard to the fact that items described in Sections 705(a)(1)(B) or 705(a)(2)(B) of the Code are not includable in gross income or are neither currently deductible nor capitalized for federal income tax purposes.

                (d) Any income, gain or loss attributable to the taxable disposition of any Partnership property shall be determined as if the adjusted basis of such property as of such date of disposition were equal in amount to the Partnership's Gross Asset Value with respect to such property as of such date.

                (e) In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such fiscal year.

                (f) In the event the Gross Asset Value of any Partnership asset is adjusted pursuant to clause (b) or (c) of the definition thereof, the amount of any such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Net Income and Net Loss.

                (g)     Any items specially allocated under Section 6.2 and
         Section 6.3 hereof shall not be taken into account.

         Solely for purposes of allocating Net Income or Net Loss in any Fiscal Year to the holders of the Series A Preferred Units, items of Net Income and Net Loss, as the case may be, shall not include Depreciation with respect to properties (or groupings of properties selected by the General Partner using any method determined by it to be reasonable) that are "ceiling limited" in respect of the holders of the Series A Preferred Units. For purposes of the preceding sentence, Partnership property shall be considered ceiling limited in respect of a holder of Series A Preferred Units if Depreciation attributable to such Partnership property which would otherwise be allocable to such Partner, without regard to this paragraph, exceeded depreciation determined for federal income tax purposes attributable to such Partnership property which would otherwise be allocated to such Partner by more than 5%.

         "Non-U.S. Person" means with respect to the acquisition, ownership or transfer of any Partnership Interest or Shares, the direct or indirect acquisition or ownership thereof by or a transfer that results in the direct or indirect ownership thereof by any Person who is not (i) a citizen or resident of the United States, (ii) a partnership or corporation created or organized in the United States or under the laws of the United States or any state therein (including the District of Columbia), or (iii) a foreign estate or trust within the meaning of Section 7701(a)(31) of the Code.

         "Nonrecourse Deductions" has the meaning set forth in Regulations
Section 1.704-2(b)(1), and the amount of Nonrecourse Deductions for a Partnership Year shall be determined in accordance with the rules of Regulations
Section 1.704-2(c).

         "Nonrecourse Liability" has the meaning set forth in Regulations
Section 1.752-1(a)(2).

         "Notice of Redemption" means the Notice of Redemption, Security Agreement and Investor Questionnaire substantially in the form of Exhibit B to this Agreement, as it may be amended from time to time by the General Partner effective upon written notice to the Limited Partners.

         "Original Limited Partner" means the Partners who received Original Limited Partnership Units distributed by Branch Properties, L.P. to its respective partners pursuant to the Contribution Agreement. The Original Limited Partners are listed on Exhibit A attached hereto. The term "Original Limited Partner" shall also include any permitted transferee of an Original Limited Partner pursuant to Section 11.3 other than (i) the General Partner or (ii) any Affiliate of the General Partner other than a Property Affiliate.

         "Original Limited Partnership Unit" means a Partnership Unit issued to an Original Limited Partner. The term "Original Limited Partnership Unit" does not include or refer to any Preferred Units, Additional Units or General Partner Units.

         "Parity Preferred Units" means any class or series of Partnership Interests of the Partnership now or hereafter authorized, issued or outstanding expressly designated by the Partnership to rank on a parity with Series A Preferred Units with respect to distributions or rights upon voluntary or involuntary liquidation, winding-up or dissolution of the Partnership, or both, as the context may require, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per Unit or conversion rights or exchange rights shall be different from those of the Series A Preferred Units.

         "Partner" means a General Partner or a Limited Partner, and "Partners" means the General Partner and the Limited Partners.

         "Partner Minimum Gain" means an amount, with respect to each Partner Nonrecourse Debt, equal to the Partnership Minimum Gain that would result if such Partner Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Regulations Section 1.704-2(i)(3).

         "Partner Nonrecourse Debt" has the meaning set forth in Regulations
Section 1.704-2(b)(4).

         "Partner Nonrecourse Deductions" has the meaning set forth in Regulations Section 1.704-2(i)(2), and the amount of Partner Nonrecourse Deductions with respect to a Partner Nonrecourse Debt for a Partnership Year shall be determined in accordance with the rules of Regulations Section 1.704-2(i)(2).

         "Partnership" means the limited partnership formed under the Act and pursuant to this Agreement, and any successor thereto.

         "Partnership Interest" means an ownership interest in the Partnership representing a Capital Contribution and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. A Partnership Interest may be expressed as a number of Preferred Units, Original Limited Partnership Units, Additional Units, General Partner Units or any other type of Unit permitted by Section 4.2(b)(i).

         "Partnership Minimum Gain" has the meaning set forth in Regulations
Section 1.704-2(b)(2), and the amount of Partnership Minimum Gain, as well as any net increase or decrease in Partnership Minimum Gain, for a Partnership Year shall be determined in accordance with the rules of Regulations Section 1.704-2(d).

         "Partnership Record Date" means the record date established by the General Partner for the distribution of Available Cash pursuant to Section 5.1 hereof to Partners holding

Common Units, which record date shall be the same as the record date established by Regency for a dividend to the holders of Common Stock.

         "Partnership Year" means the fiscal year of the Partnership, which shall be the calendar year.

         "Percentage Interest" means, as to a Partner, its interest in the Partnership as determined by dividing (i) the Adjusted Series A Preferred Units, Common Units and General Partner Units owned by such Partner by (ii) the total number of Adjusted Series A Preferred Units, Common Units and General Partner Units then outstanding and as specified in Exhibit A attached hereto, as such Exhibit may be amended from time to time in accordance with the terms of this Agreement.

         "Person" means an individual or a corporation, limited liability company, partnership, trust, unincorporated organization, association or other entity.

         "Pledged Units" means any Units pledged by a Limited Partner to the Partnership or the General Partner, whether pursuant to this Agreement or by separate agreement.

         "Preexisting Partner" has the meaning set forth at the outset of this Agreement. Preexisting Partner shall not include any Person who is not a transferee of a Preexisting Partner and who first became a Limited Partner after September 1, 1999.

         "Preferred Partner" means a Partner who holds Preferred Units.

         "Preferred Unit Distribution Payment Date" has the meaning set forth in
Section 4.5(c)(i).

         "Preferred Unit Partnership Record Date" has the meaning set forth in
Section 4.5(c)(i).

         "Preferred Units" means the Series A Preferred Units and any Partnership Interests in the Partnership hereafter authorized, issued or outstanding from time to time pursuant to Section 14.1(g)(ii) expressly designated by the Partnership to rank senior to the Common Units and General Partner Units with respect to distributions or rights upon voluntary or involuntary liquidation, winding-up or dissolution of the Partnership, or both.

         "Property Affiliate" means a Person, other than any Subsidiary of Regency, who contributed property in exchange for a Limited Partnership Interest and who may be deemed an Affiliate of the General Partner, e.g., because such person is a director of Regency or owns a significant number of Units or shares of Regency stock.

         "Prime Rate" means, on any date, a fluctuating rate of interest per annum equal to the rate of interest most recently established by Wachovia Bank of Georgia, N.A. at its Atlanta, Georgia office (or, at the General Partner's election, another major lender to the Partnership, at the office with which the Partnership deals), as its prime rate of interest for loans in United States dollars.

         "PTP" means a "publicly traded partnership" within the meaning of
Section 7704 of the Code.

         "Recapture Income" means any gain recognized by the Partnership (computed without regard to any adjustment required by Section 734 or Section 743 of the Code) upon the disposition of any property or asset of the Partnership, which gain is characterized as ordinary income because it represents the recapture of deductions previously taken with respect to such property or asset.

         "Recourse Liabilities" has the meaning set forth in Regulations Section 1.752-1(a)(1).

         "Redeeming Partner" means a Limited Partner who duly exercised a Redemption Right.

         "Redemption Amount" means the Share Amount or, as determined by the General Partner in its sole and absolute discretion, the Cash Amount or any combination of the Share Amount and the Cash Amount.

         "Redemption Right" with respect to the Original Limited Partners has the meaning set forth in Section 8.6(a) hereof and with respect to Additional Limited Partners means any right granted to such Partners by separate agreement of the Partnership to redeem such Partners' Limited Partnership Interests for Common Stock and/or cash.

         "Regency" means Regency Centers Corporation (formerly Regency Realty Corporation), a Florida corporation.

         "Regulations" means the Income Tax Regulations, including the Temporary Regulations, promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

         "REIT" means a real estate investment trust under Section 856 of the Code.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Security Capital" means Security Capital U.S. Realty, a Luxembourg corporation, Security Capital Holdings, S.A., a Luxembourg corporation, and their Affiliates.

         "Series A Preferred Partner" means the Limited Partners who received Series A Preferred Units and also include any permitted transferee of a Series A Preferred Partner pursuant to Section 11.3 and the General Partner or any Affiliate of Regency upon exchange or redemption of the Series A Preferred Units pursuant to Section 4.5.

         "Series A Preferred Stock" has the meaning set forth in Section 4.5(g)(i)(A).

         "Series A Preferred Units" means the Partnership Interest in the Partnership issued pursuant to Section 4.2 and Section 4.5 hereof representing 8.125% Series A Cumulative Redeemable Preferred Units. The term "Series A Preferred Unit" does not include or refer to any Original Limited Partnership Units, Additional Units or General Partner Units.

         "Series A Priority Return" means an amount equal to 8.125% per annum, determined on the basis of a 360 day year of twelve 30 day months (or actual days for any month which is shorter than a full monthly period), cumulative to the extent not distributed for any given distribution period, of the stated value of $50 per Series A Preferred Unit, commencing on the date of issuance of such Series A Preferred Unit.

         "Series A Redemption Price" has the meaning set forth in Section 4.5(e)(i).

         "Share Amount" means a number of Shares arrived at by multiplying (i) the number of Partnership Units that are the subject of a Notice of Redemption times (ii) the Unit Adjustment Factor.

         "Shares" means (i) the Common Stock of Regency, and (ii) any securities issuable with respect to Shares as a result of the application of Section 11.2(b).

         "Specified Redemption Date" means the later of (i) 5:00 p.m. Eastern time, on the date specified by the Redeeming Partner in such Partner's Notice of Redemption, or (ii) the close of business, Eastern time, on the first Business Day after the date in clause (i) if such date is not a Business Day, or (iii) 5:00 p.m. Eastern time, on the tenth Business Day after receipt by the General Partner of a Notice of Redemption.

         "Subsidiary" means, with respect to any Person, any corporation or other entity of which a majority of (i) the voting power of the voting equity securities or (ii) the outstanding equity interests is owned, directly or indirectly, by such Person.

         "Substituted Limited Partner" means a Person who is admitted as a Limited Partner to the Partnership pursuant to Section 11.4.

         "Transaction" has the meaning set forth in Section 11.2(b).

         "Unit", "Limited Partnership Unit" or "Partnership Unit" means the Partnership Interest in the Partnership to be issued to and held by the Limited Partners pursuant to Section 4.1, Section 4.2 or Section 4.5. The ownership of Units may be evidenced by such form of certificate as the General Partner may determine, in its discretion, and the transfer of the Units evidenced by such certificates shall be governed by Article 11.

         "Unit Adjustment Factor" means initially 1.0; provided that, in order to prevent dilution of the Redemption Right, in the event that Regency (i) declares or pays a dividend on its outstanding Common Stock in Common Stock or makes a distribution to all holders of its outstanding Common Stock in Common Stock, (ii) subdivides its outstanding Common Stock, or (iii) combines its outstanding Common Stock into a smaller number of shares, except as provided below, the Unit Adjustment Factor shall be adjusted by multiplying the Unit Adjustment Factor by a fraction, the numerator of which shall be the number of Shares issued and outstanding on the record date (assuming for such purposes that such dividend, distribution, subdivision or combination has occurred as of such time), and the denominator of which shall be the actual number of Shares (determined without the above assumption) issued and outstanding on the record date for such dividend, distribution, subdivision or combination. Any adjustment to the Unit Adjustment Factor shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event. If the General Partner (i) makes a distribution to all holders of outstanding Units in Units, (ii) subdivides the outstanding Units, or (iii) combines the outstanding Units into a smaller number of Units at the same time as a distribution, subdivision or combination, as the case may be, occurs with respect to the Common Stock, in such manner as to prevent enlargement or dilution of the right to redeem one Unit for one share of Common Stock, then no adjustment shall be made to the Unit Adjustment Factor, and such distribution, subdivision or combination of Units shall take the place of an adjustment to the Unit Adjustment Factor so as to preserve the one-Share-for-one Unit equivalency for purposes of any Redemption Right.

         "Valuation Date" means the date of receipt by the General Partner of a Notice of Redemption or, if such date is not a Business Day, the first Business Day thereafter.

         "Value" means, with respect to a Share, the average of the daily market price of the Common Stock for the ten (10) consecutive trading days immediately preceding the Valuation Date. The market price for each such trading day shall be: (i) if the Common Stock is listed or admitted to trading on any securities exchange or the Nasdaq National Market, the closing price, regular way, on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices on such day, (ii) if the Common Stock is not listed or admitted to trading on any securities exchange or the Nasdaq National Market, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the General Partner, or (iii) if the Common Stock is not listed or admitted to trading on any securities exchange or the Nasdaq National Market and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by the General Partner, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than 10 days prior to the date in question) for which prices have been so reported; provided, that if there are no bid and asked prices reported during the 10 days prior to the date in question, the Value of the Common Stock shall be determined by Regency's board of directors acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.

                                    Article 2
                             Organizational Matters

         Section 2.1    Organization; Application of Act.

                (a) Organization and Formation of Partnership. The Partnership has been formed as a limited partnership under the Act. The General Partner is the sole general partner and the Limited Partners are the sole limited partners of the Partnership.

                (b) Application of Act. The Partnership is a limited partnership pursuant to the provisions of the Act and upon the terms and conditions set forth in this Agreement. Except as expressly provided herein to the contrary, the rights and obligations of the Partners and the administration and termination of the Partnership shall be governed by the Act. No Partner has any interest in any Partnership property, and the Partnership Interest of each Partner shall be personal property for all purposes.

         Section 2.2 Name. The name of the Partnership is Regency Centers, L.P. The Partnership's business may be conducted under any other name or names deemed advisable by the General Partner, including the name of the General Partner or any Affiliate thereof. The words "Limited Partnership," "L.P.," "Ltd." or similar words or letters shall be included in the Partnership's name where necessary for the purposes of complying with the laws of any jurisdiction that so requires. The General Partner in its sole and absolute discretion may change the name of the Partnership at any time and from time to time and shall promptly notify the Limited Partners of such change; provided, that the name of the Partnership may not be changed to include the name, or any variant thereof, of any Limited Partner without the written consent of that Limited Partner.

         Section 2.3 Registered Office and Agent; Principal Office. The address of the registered office of the Partnership in the State of Delaware is located at 1013 Centre Road, City of Wilmington, County of New Castle, Delaware 19801, and the registered agent for service of process on the Partnership in the State of Delaware at such registered office is Corporation Service Company. The principal office of the Partnership is 121 W. Forsyth Street, Suite 200, Jacksonville, Florida 32202, or such other place as the General Partner may from time to time designate by notice to the Limited Partners. The Partnership may maintain offices at such other place or places within or outside the State of Florida as the General Partner deems advisable.

         Section 2.4 Term. The term of the Partnership shall commence on the date hereof and shall continue until December 31, 2097, unless it is dissolved sooner pursuant to the provisions of Article 13 or as otherwise provided by law.

                                    Article 3
                                     Purpose

         Section 3.1 Purpose and Business. The purpose and nature of the business to be conducted by the Partnership is (i) to conduct any business that may be lawfully conducted by a limited partnership organized pursuant to the Act and in connection therewith to sell or otherwise dispose of Partnership assets, (ii) to enter into any partnership, joint venture or other similar arrangement to engage in any of the foregoing or the ownership of interests in any entity engaged in any of the foregoing and (iii) to do anything necessary or incidental to the foregoing which, in each case, is not in breach of this Agreement; provided, however, that each of the foregoing clauses (i), (ii), and (iii) shall be limited and conducted in such a manner as to permit Regency at all times to be classified as a REIT, unless Regency provides notice to the Partnership that it intends to cease or has ceased to qualify as a REIT.

         Section 3.2 Powers. The Partnership is empowered to do any and all acts and things necessary, appropriate, proper, advisable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described herein and for the protection and benefit of the Partnership; provided, however, that the Partnership shall not take, or refrain from taking, any action which, in the judgment of the General Partner, (i) could adversely affect the ability of Regency to continue to qualify as a REIT, unless Regency provides notice to the Partnership that it intends to cease or has ceased to qualify as a REIT, (ii) could subject Regency to any additional taxes under
Section 857 or Section 4981 of the Code or (iii) could violate any law or regulation of any governmental body or agency having jurisdiction over the General Partner, Regency or their securities, unless such action (or inaction) shall have been specifically consented to by the General Partner in writing.

                                    Article 4
                    Capital Contributions; Issuance Of Units;
                                Capital Accounts

         Section 4.1    Capital Contributions of the Partners.

                (a) Initial Capital Contributions of Original Limited Partners. Branch Properties, L.P. has contributed property to the Partnership which shall be deemed to have been contributed by its respective partners as Original Limited Partners. The Original Limited Partners who have not exercised a Redemption Right with respect to all their Units are set forth on Exhibit A, together with their respective number of Units and their respective Percentage Interests. Percentage Interests of the Original Limited Partners shall be adjusted in Exhibit A from time to time by the General Partner to the extent permitted by this Agreement to reflect accurately redemptions, Capital Contributions, the issuance of Additional Units or General Partner Units, or similar events having an effect on a Partner's Percentage Interest or number of Units.

                (b) Initial Capital Contributions of Additional Limited Partners. Midland Development Group, Inc. and certain of its affiliated entities and PP Center Limited have contributed property to the Partnership which shall be deemed to have been contributed by their respective equity owners as Additional Limited Partners. Such Additional Limited Partners who have not exercised a Redemption Right with respect to all their Units are set forth on Exhibit A, together with their respective number of Units and their respective Percentage Interests.

                (c) Capital Contributions by General Partner. The General Partner has contributed cash or other assets to the Partnership in exchange for the number of General Partner Units set forth on Exhibit
         A. The General Partner also owns the number of General Partner Units set forth on Exhibit A which were acquired by Regency upon the exchange by Regency of Shares pursuant to the exercise by former Limited Partners of Redemption Rights or were issued pursuant to Section 4.2(b).

                (d) Capital Contributions of Series A Preferred Partners. The Series A Preferred Partners have contributed cash to the Partnership in the amount of $50 per Series A Preferred Unit. The distribution rights for the Series A Preferred Units shall be senior to the distribution rights of the Original Limited Partnership Units, the Additional Units, the General Partner Units and any other Common Units. The number of Series A Preferred Units issued to the Series A Preferred Partners is set forth on Exhibit A.

                (e) Additional Capital Contributions or Assessments. No Partner shall be assessed or be required to contribute additional funds or other property to the Partnership, except for any such amounts which a Limited Partner may be obligated to repay under Section 5.3 or
         Section 13.4. Any additional funds required by the Partnership, as determined by the General Partner in its reasonable business judgment, may, at the option of the General Partner and without an obligation to do so, be contributed by the General Partner as additional Capital Contributions. If and as the General Partner or any other Partner makes additional Capital Contributions to the Partnership, each such Partner shall receive Additional Units, General Partner Units or other Partnership Interests, subject to the provisions of Section 4.2 and Section 4.5, and such Partner's Capital Account shall be adjusted as provided in Section 4.4.

                (f) Return of Capital Contributions. Except as otherwise expressly provided herein, the Capital Contribution of each Partner will be returned to that Partner only in the manner and to the extent provided in Article 5 and Article 13 hereof, and no Partner may withdraw from the Partnership or otherwise have any right to demand or receive the return of its Capital Contribution to the Partnership (as such), except as specifically provided herein. Under circumstances requiring a return of any Capital Contribution, no Partner shall have the right to receive property other than cash, except as specifically provided herein. No Partner shall be entitled to interest on any Capital Contribution or Capital Account notwithstanding any
         disproportion therein as between the Partners.   Except as specifically
         provided herein, the General Partner shall not be liable for the return of any portion of the Capital Contribution of any Limited Partner, and the return of such Capital Contributions shall be made solely from Partnership assets.

                (g) Liability of Limited Partners. No Limited Partner shall have any further personal liability to contribute money to, or in respect of, the liabilities or the obligations of the Partnership, nor shall any Limited Partner be personally liable for any obligations of the Partnership, except as otherwise provided in Section 4.1(e) or in the Act. No Limited Partner shall be required to make any contributions to the capital of the Partnership other than its Capital Contribution.

         Section 4.2    Issuances of Additional Partnership Interests.

                (a) Limitations. Separate agreements relating to the admission of Additional Limited Partners set forth the provisions, if any, upon which any Additional Units shall be issued to Additional Limited Partners in the form of earn-out or as consideration for additional assets to be contributed by such Additional Limited Partners to the Partnership. The General Partner shall cause the earn-out Additional Units to be issued to the Additional Limited Partners entitled to receive the same, and shall cause the amendment of this Agreement to reflect the issuance of any such Additional Units.
         Subject to the restrictions set forth in Section 4.2(b) and in Section 4.5(f)(ii), the General Partner is hereby authorized to cause the Partnership at any time or from time to time to issue to the Partners or to other Persons such Partnership Interests in one or more classes, or one or more series of any such classes, with such designations, preferences and relative, participating, optional or other special rights, powers and duties, and for such consideration as shall be determined by the General Partner in its sole and absolute discretion, subject to Delaware law, including, without limitation, (i) the allocations of items of Partnership income, gain, loss, deduction and credit to each such class or series of Partnership Interests, (ii) the right of each such class or series of Partnership Interests to share in Partnership distributions, and (iii) the rights of each such class or series of Partnership Interests upon dissolution and liquidation of the Partnership.

                (b)     Consent Granted by Limited Partners for Certain
         Issuances.

                        (i) Issuance of Additional Units to General Partner. As a condition to the effectiveness of this Fourth Amended Agreement, the Partnership shall:

                                (A) issue to the General Partner in exchange for the assets contributed by it additional Units such that (i) the total number of General Partner Units held by the General Partner equals the total number of Shares of Common Stock then outstanding, and (ii) additional Limited Partnership Interests are issued in the same number as, and having designations, preferences and other rights substantially similar to the designations, preferences and other rights of other classes of equity of the General Partner then outstanding, whether consisting of preferred stock or special common stock; and

                                (B)     redeem and cancel Units previously
                        issued to the General Partner if and to the extent necessary in order that there shall be (i) a one-to-one equivalency between the number of shares of Common Stock outstanding and the number of General Partner Units outstanding, and (ii) (subject to Section 14.1(g)(ii), if applicable, in the case of the issuance of Preferred Units) a one-to-one equivalency between the number of shares of other classes of equity of the General Partner outstanding and the number of other classes of Units outstanding.

                Thereafter, the Partnership may issue Partnership Interests to the General Partner in the same number and having designations, preferences and other rights substantially similar to the designations, preferences and other rights of, shares issued by the General Partner provided that:

                                (A) General Partner Units shall be issued to match shares of Common Stock issued by the General Partner; and

                                (B) The General Partner shall comply with the following in connection with any such issuance of Units to the General Partner:

                                        (1)     The General Partner shall have
                        determined in good faith that the issuance of the matching shares, and the price thereof, are in the best interests of the General Partner and the Partnership;

                                        (2)     Without limiting clause (1), in
                        the case of the issuance of shares to employees, directors or independent contractors of the General Partner or any Subsidiary at a price less than their fair market value, the compensation committee of the General Partner's Board of Directors shall reasonably determine that such issuance is for the benefit of the Partnership's business or such issuance shall be pursuant to an incentive plan approved by the compensation committee and adopted by the General Partner;

                                        (3)     The General Partner shall
                        contribute the net proceeds to the Partnership from the issuance of the matching shares, including assets acquired in exchange for shares and the exercise price received upon the exercise of options; and

                                        (4)     In the case of the issuance of
                        shares upon the conversion of convertible securities issued by the General Partner, the General Partner shall contribute or shall have previously contributed to the Partnership the net proceeds from the issuance of such convertible securities.

                The cost of issuance of equity the net proceeds of which are so contributed by the General Partner to the Partnership shall be deemed a capital contribution to, and a cost of, the Partnership.

                (c) Certain Issuances in the Nature of Stock Split. Nothing herein shall prohibit the General Partner from issuing Units pro rata to the holders of existing Units in lieu of adjusting the Unit Adjustment Factor in connection with a stock split, stock dividend or similar event with respect to the Common Stock.

         Section 4.3 No Preemptive Rights. No Person shall have any preemptive, preferential or other similar right with respect to (i) additional Capital Contributions or loans to the Partnership or (ii) issuance or sale of any Partnership Interests.

         Section 4.4    Capital Accounts of the Partners.

                (a) General. The Partnership shall maintain for each Partner a separate Capital Account in accordance with the rules of Regulations
         Section 1.704-1(b)(2)(iv). Such Capital Account shall be increased by
         (i) the amount of all Capital Contributions made by such Partner to the Partnership pursuant to this Agreement, (ii) all items of Partnership income and gain (including income and gain exempt from tax) allocated to such Partner pursuant to Section 6.1 and Section 6.2 of this Agreement, and (iii) the amount of any Partnership liabilities assumed by such Partner or which are secured by any property distributed to such Partner, and decreased by (x) the amount of cash or Gross Asset Value of all actual and deemed distributions of cash or property made to such Partner pursuant to this Agreement, (y) all items of Partnership deduction and loss allocated to such Partner pursuant to
         Section 6.1 and Section 6.2 of this Agreement, and (z) the amount of any liabilities of such Partner assumed by the Partnership or which are secured by any property contributed by such Partner to the Partnership. Additional Capital Contributions shall be deemed to be made by reason of the issuance, and the Additional Limited Partner's Capital Account shall be adjusted by an amount equal to the agreed value (as set forth by separate agreement), of additional Partnership Interests issued to an Additional Limited Partner pursuant to any earn-out provisions in the agreement governing such Additional Limited Partner's admission to the Partnership. Any such additional Capital Contributions shall be allocated to the items of contributed property contributed by each such Additional Limited Partner in proportion to their book values at the time of issuance of the additional Partnership Interests.

                (b) Transfers of Partnership Units. A transferee of a Partnership Interest shall succeed to a pro rata portion of the Capital Account of the transferor.

                (c) Modification by General Partner. The provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Regulations. In the event the General Partner shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities which are secured by contributed or distributed property or which are assumed by the Partnership, the General Partner, or any Limited Partners), are computed in order to comply with such Regulations, the General Partner may make such modification without regard to Article 14 of this Agreement. The General Partner also shall
         (i)
         make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Partners and the amount of Partnership capital reflected on the Partnership's balance sheet, as computed for book purposes, in accordance with Regulations Section 1.704-1(b)(2)(iv)(q), and (ii) make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b).

         Section 4.5 Issuance of Series A Preferred Units. Pursuant to authority granted by Section 4.2 with the Consent of the Original Limited Partners and the Consent of the Additional Limited Partners, the General Partner caused the Partnership to establish a series of Partnership Interests representing the Series A Preferred Units, with such designations, preferences and relative, participating, optional or other special rights, powers and duties as are set forth in this Section 4.5. In the event of a conflict between this
Section 4.5 and any other provision of this Agreement as to the Series A Preferred Units, the provisions of this Section 4.5 shall control.

                (a) Designation and Number. A series of Partnership Units in the Partnership designated as the "8.125% Series A Cumulative Redeemable Preferred Units" is hereby established. The number of Series A Preferred Units shall be 1,600,000.

                (b) Rank. The Series A Preferred Units will, with respect to distributions or rights upon voluntary or involuntary liquidation, winding-up or dissolution of the Partnership, or both, rank senior to all classes or series of Partnership Interests now or hereafter authorized, issued or outstanding, other than any class or series of equity securities of the Partnership issued after the issuance of the Series A Preferred Units and expressly designated in accordance with this Agreement as ranking on a parity with or senior to the Series A Preferred Units as to distributions or rights upon voluntary or involuntary liquidation, winding-up or dissolution of the Partnership, or both.

                (c)     Distributions.

                        (i) Payment of Distributions. Subject to the rights of holders of Parity Preferred Units and any holders of Partnership Interests issued after the date of issuance of the Series A Preferred Units in accordance herewith ranking senior to the Series A Preferred Units as to the payment of distributions, holders of Series A Preferred Units shall be entitled to receive, when, as and if declared by the Partnership acting through the General Partner, out of Available Cash and Capital Transaction Proceeds, cumulative preferential cash distributions at the rate per annum of 8.125% of the original Capital Contribution per Series A Preferred Unit. Such distributions shall be cumulative, shall accrue from the original date of issuance and will be payable (A) quarterly in arrears, on or before March 31, June 30, September 30 and December 31 of each year commencing on June 30, 1998 and, (B), in the event of (i) an exchange of Series A Preferred Units into Series A Preferred Stock, or (ii) a redemption of

                Series A Preferred Units, on the exchange date or redemption date, as applicable (each a "Preferred Unit Distribution Payment Date"). The amount of the distribution payable for any period will be computed on the basis of a 360-day year of twelve 30-day months and for any period shorter than a full quarterly period for which distributions are computed, the amount of the distribution payable will be computed on the basis of the actual number of days elapsed in such a 30-day month. If any date on which distributions are to be made on the Series A Preferred Units is not a Business Day, then payment of the distribution to be made on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. Distributions on June 30, 1998 and thereafter on the Series A Preferred Units will be made to the holders of record of the Series A Preferred Units on the relevant record dates to be fixed by the Partnership acting through the General Partner, which record dates shall be not less than ten (10) days and not more than thirty (30) Business Days prior to the relevant Preferred Unit Distribution Payment Date (the "Preferred Unit Partnership Record Date").

                        (ii) Limitation on Distributions. No distribution on the Series A Preferred Units shall be declared or paid or set apart for payment by the Partnership at such time as the terms and provisions of any agreement of the Partnership relating to its indebtedness (other than any agreement with the holder of Partnership Interests or an Affiliate thereof), prohibits such declaration, payment or setting apart for payment or provide, that such declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such declaration, payment or setting apart for payment shall be restricted or prohibited by law. Nothing in this Section 4.5(c)(ii) shall be deemed to modify or in any manner limit the provisions Section 4.5(c)(iii) and (iv).

                        (iii) Distributions Cumulative. Distributions on the Series A Preferred Units will accrue whether or not the terms and provisions of any agreement of the Partnership, including any agreement relating to its indebtedness at any time prohibit the current payment of distributions, whether or not the Partnership has earnings, whether or not there are funds legally available for the payment of such of such distributions and whether or not such distributions are authorized. Accrued but unpaid distributions on the Series A Preferred Units will accumulate as of the Preferred Unit Distribution Payment Date on which they first become payable. Distributions on account of arrears for any past distribution periods may be declared and paid at any time, without reference to a regular Preferred Unit Distribution Payment Date to holders of record of the Series A Preferred Units on the record date fixed by the Partnership acting through the General Partner which date shall be not less than ten (10) days and not more than thirty (30) Business Days prior to the payment date. Accumulated and unpaid distributions will not bear interest.

                        (iv)    Priority as to Distributions.

                                (A) So long as any Series A Preferred Units are outstanding, no distribution of cash or other property shall be authorized, declared, paid or set apart for payment on or with respect to any class or series of Partnership Interests of the Partnership ranking junior as to the payment of distributions to the Series A Preferred Units (collectively, "Junior Units"), nor shall any cash or other property be set aside for or applied to the purchase, redemption or other acquisition for consideration of any Series A Preferred Units, any Parity Preferred Units with respect to distributions or any Junior Units, unless, in each case, all distributions accumulated on all Series A Preferred Units and all classes and series of outstanding Parity Preferred Units as to payment of distributions have been paid in full. The foregoing sentence will not prohibit
                        (a) distributions payable solely in Junior Units, (b) the conversion of Junior Units or Parity Preferred Units into Partnership Interests of the Partnership ranking junior to the Series A Preferred Units as to distributions, or (c) the redemption of Partnership Interests corresponding to any Series A Preferred Stock, Parity Preferred Stock with respect to distributions or Junior Stock (as such terms are defined herein or in the Articles of Incorporation) to be purchased by the General Partner pursuant to Article 5 of the Articles of Incorporation to preserve the General Partner's status as a real estate investment trust, provided that such redemption shall be upon the same terms as the corresponding purchase pursuant to Article 5 of the Articles of Incorporation.

                                (B) So long as distributions have not been paid in full (or a sum sufficient for such full payment is not irrevocably deposited in trust for payment) upon the Series A Preferred Units, all distributions authorized and declared on the Series A Preferred Units and all classes or series of outstanding Parity Preferred Units with respect to distributions shall be authorized and declared so that the amount of distributions authorized and declared per Series A Preferred Unit and such other classes or series of Parity Preferred Units shall in all cases bear to each other the same ratio that accrued distributions per Series A Preferred Unit and such other classes or series of Parity Preferred Units (which shall not include any accumulation in respect of unpaid distributions for prior distribution periods if such class or series of Parity Preferred Units do not have cumulative distribution rights) bear to each other.

                        (v) No Further Rights. Holders of Series A Preferred Units shall not be entitled to any distributions, whether payable in cash, other property or otherwise, in excess of the full cumulative distributions described herein.

                (d)     Liquidation Preference.

                        (i) Payment of Liquidating Distributions. Subject to the rights of holders of Parity Preferred Units with respect to rights upon any voluntary or involuntary liquidation, dissolution or winding-up of the Partnership and subject to Partnership Interests ranking senior to the Series A Preferred Units with respect to rights upon any voluntary or involuntary liquidation, dissolution or winding-up of the Partnership, the holders of Series A Preferred Units shall be entitled to receive out of the assets of the Partnership legally available for distribution or the proceeds thereof, after payment or provision for debts and other liabilities of the Partnership, but before any payment or distributions of the assets shall be made to holders of any class or series of Partnership Interest that ranks junior to the Series A Preferred Units as to rights upon liquidation, dissolution or winding-up of the Partnership, an amount equal to the sum of (i) a liquidation preference equal to their positive Capital Account balances, determined after taking into account all Capital Account adjustments for the Partnership taxable year during which the liquidation occurs (other than those made as a result of the liquidating distribution set forth in this Section 4.5(d)(i) and (ii) an amount equal to any accumulated and unpaid distributions thereon, whether or not declared, to the date of payment. In the event that, upon such voluntary or involuntary liquidation, dissolution or winding-up, there are insufficient assets to permit full payment of liquidating distributions to the holders of Series A Preferred Stock and any Parity Preferred Units as to rights upon liquidation, dissolution or winding-up of the Partnership, all payments of liquidating distributions on the Series A Preferred Units and such Parity Preferred Units shall be made so that the payments on the Series A Preferred Units and such Parity Preferred Units shall in all cases bear to each other the same ratio that the respective rights of the Series A Preferred Unit and such other Parity Preferred Units (which shall not include any accumulation in respect of unpaid distributions for prior distribution periods if such Parity Preferred Units do not have cumulative distribution rights) upon liquidation, dissolution or winding-up of the Partnership bear to each other.

                        (ii) Notice. Written notice of any such voluntary or involuntary liquidation, dissolution or winding-up of the Partnership, stating the payment date or dates when, and the place or places where, the amounts distributable in such circumstances shall be payable, shall be given by (x) fax and
                (y) by first class mail, postage pre-paid, not less than 30 and not more that 60 days prior to the payment date stated therein, to each record holder of the Series A Preferred Units at the respective addresses of such holders as the same shall appear on the transfer records of the Partnership.

                        (iii) No Further Rights. After payment of the full amount of the liquidating distributions to which they are entitled, the holders of Series A Preferred Units will have no right or claim to any of the remaining assets of the Partnership.

                        (iv) Consolidation, Merger or Certain Other Transactions. The voluntary sale, conveyance, lease, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the General Partner to, or the consolidation or merger or other business combination of the Partnership with or into, any corporation, trust or other entity (or of any corporation, trust or other entity with or into the Partnership) shall not be deemed to constitute a liquidation, dissolution or winding-up of the Partnership.

                (e)     Optional Redemption.

                        (i) Right of Optional Redemption. The Series A Preferred Units may not be redeemed prior to the fifth anniversary of the issuance date. On or after such date, the Partnership shall have the right to redeem the Series A Preferred Units, in whole or in part, at any time or from time to time, upon not less than 30 nor more than 60 days' written notice, at a redemption price, payable in cash, equal to the Capital Account balance of the holder of Series A Preferred Units (the "Series A Redemption Price"); provided, however, that no redemption pursuant to this Section 4.5(e) will be permitted if the Series A Redemption Price does not equal or exceed the original Capital Contribution of such holder plus the cumulative Series A Priority Return, whether or not declared, to the redemption date to the extent not previously distributed or distributed on the redemption date pursuant to Section 4.5(c)(i). If fewer than all of the outstanding Series A Preferred Units are to be redeemed, the Series A Preferred Units to be redeemed shall be selected pro rata (as nearly as practicable without creating fractional units).

                        (ii)    Limitation on Redemption.

                                (A)     The Series A Redemption Price of the
                        Series A Preferred Units (other than the portion thereof consisting of accumulated but unpaid distributions) will be payable solely out of the sale proceeds of capital stock of the General Partner, which will be contributed by the General Partner to the Partnership as additional capital contribution, or out of the sale of limited partner interests in the Partnership and from no other source. For purposes of the preceding sentence, "capital stock" means any equity securities (including Common Stock and Preferred Stock (as such terms are defined in the Articles of Incorporation)), shares, participation or other ownership interests (however designated) and any rights (other than debt securities convertible into or exchangeable for equity securities) or options to purchase any of the foregoing.

                                (B)     The Partnership may not redeem fewer
                        than all of the outstanding Series A Preferred Units unless all accumulated and unpaid distributions have been paid on all Series A Preferred Units for all quarterly distribution periods terminating on or prior to the date of redemption.

                        (iii)   Procedures for Redemption.

                                (A) Notice of redemption will be (i) faxed, and (ii) mailed by the Partnership, by certified mail, postage prepaid, not less than 30 nor more than 60 days prior to the redemption date, addressed to the respective holders of record of the Series A Preferred Units at their respective addresses as they appear on the records of the Partnership. No failure to give or defect in such notice shall affect the validity of the proceedings for the redemption of any Series A Preferred Units except as to the holder to whom such notice was defective or not given. In addition to any information required by law, each such notice shall state: (i) the redemption date, (ii) the Series A Redemption Price,
                        (iii) the aggregate number of Series A Preferred Units to be redeemed and if fewer than all of the outstanding Series A Preferred Units are to be redeemed, the number of Series A Preferred Units to be redeemed held by such holder, which number shall equal such holder's pro rata share (based on the percentage of the aggregate number of outstanding Series A Preferred Units the total number of Series A Preferred Units held by such holder represents) of the aggregate number of Series A Preferred Units to be redeemed, (iv) the place or places where such Series A Preferred Units are to be surrendered for payment of the Series A Redemption Price, (v) that distributions on the Series A Preferred Units to be redeemed will cease to accumulate on such redemption date and (vi) that payment of the Series A Redemption Price will be made upon presentation and surrender of such Series A Preferred Units.

                                (B)     If the Partnership gives a notice of
                        redemption in respect of Series A Preferred Units (which notice will be irrevocable) then, by 12:00 noon, New York City time, on the redemption date, the Partnership will deposit irrevocably in trust for the benefit of the Series A Preferred Units being redeemed funds sufficient to pay the applicable Series A Redemption Price and will give irrevocable instructions and authority to pay such Series A Redemption Price to the holders of the Series A Preferred Units upon surrender of the Series A Preferred Units by such holders at the place designated in the notice of redemption. If the Series A Preferred Units are evidenced by a certificate and if fewer than all Series A Preferred Units evidenced by any certificate are being redeemed, a new certificate shall be issued upon surrender of the certificate evidencing all Series A Preferred Units, evidencing the unredeemed Series A Preferred Units without cost to the holder thereof. On and after the date of redemption, distributions will cease to accumulate on the Series A Preferred Units or portions thereof called for redemption, unless the Partnership defaults in the payment thereof. If any date fixed for redemption of Series A Preferred Units is not a Business Day, then payment of the Series A Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Series A Redemption Price is improperly withheld or refused and not paid by the Partnership, distributions on such Series A Preferred Units will continue to accumulate from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the applicable Series A Redemption Price.

                (f)     Voting Rights.

                        (i) General. Notwithstanding anything to the contrary contained in this Agreement, Series A Preferred Partners will not have any voting rights or right to consent to any matter requiring the consent or approval of the Limited Partners, except as otherwise expressly set forth in this Agreement and except as set forth below.

                        (ii) Certain Voting Rights. So long as any Series A Preferred Units remain outstanding, the Partnership shall not, without the affirmative vote of the holders of at least two-thirds of the Series A Preferred Units outstanding at the time
                (A) authorize or create, or increase the authorized or issued amount of, any class or series of Partnership Interests ranking prior to the Series A Preferred Units with respect to payment of distributions or rights upon liquidation, dissolution or winding-up or reclassify any Partnership Interests of the Partnership into any such Partnership Interest, or create, authorize or issue any obligations or security convertible into or evidencing the right to purchase any such Partnership Interests, (B) authorize or create, or increase the authorized or issued amount of any Parity Preferred Units or reclassify any Partnership Interest of the Partnership into any such Partnership Interest or create, authorize or issue any obligations or security convertible into or evidencing the right to purchase any such Partnership Interests but only to the extent such Parity Preferred Units are issued to an affiliate of the Partnership, other than (I)

                Security Capital or (II) the General Partner to the extent the issuance of such interests was to allow the General Partner to issue corresponding preferred stock to persons who are not affiliates of the Partnership or (C) either (I) consolidate, merge into or with, or convey, transfer or lease its assets substantially as an entirety to, any corporation or other entity or (II) amend, alter or repeal the provisions of this Agreement, whether by merger, consolidation or otherwise, that would materially and adversely affect the powers, special rights, preferences, privileges or voting power of the Series A Preferred Units or the holders thereof; provided, however, that with respect to the occurrence of a merger, consolidation or a sale or lease of all of the Partnership's assets as an entirety, so long as (a) the Partnership is the surviving entity and the Series A Preferred Units remain outstanding with the terms thereof unchanged, or (b) the resulting, surviving or transferee entity is a partnership, limited liability company or other pass-through entity organized under the laws of any state and substitutes the Series A Preferred Units for other interests in such entity having substantially the same terms and rights as the Series A Preferred Units, including with respect to distributions, voting rights and rights upon liquidation, dissolution or winding-up, then the occurrence of any such event shall not be deemed to materially and adversely affect such rights, privileges or voting powers of the holders of the Series A Preferred Units and no vote of the Series A Preferred Units shall be required in such case; and provided further that any increase in the amount of Partnership Interests or the creation or issuance of any other class or series of Partnership Interests, in each case ranking (a) junior to the Series A Preferred Units with respect to payment of distributions and the distribution of assets upon liquidation, dissolution or winding-up, or (b) on a parity to the Series A Preferred Units with respect to payment of distributions and the distribution of assets upon liquidation, dissolution or winding-up to the extent such Partnership Interest are not issued to an affiliate of the Partnership, other than the General Partner to the extent the issuance of such interests was to allow the General Partner to issue corresponding preferred stock to persons who are not affiliates of the Partnership, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers and no vote of the Series A Preferred Units shall be required in such case.

                (g)     Exchange Rights.

                        (i)     Right to Exchange.

                                (A)     Series A Preferred Units will be
                        exchangeable in whole or in part at anytime on or after the tenth anniversary of the date of issuance, at the option of the holders thereof, for authorized but previously unissued shares of 8.125% Series A Cumulative Redeemable Preferred Stock of Regency (the "Series A Preferred Stock") at an exchange rate of one share of Series A Preferred Stock for one Series A Preferred Unit, subject to adjustment as described below (the "Exchange

                        Price"), provided that the Series A Preferred Units will become exchangeable at any time, in whole or in part, at the option of the holders of Series A Preferred Units for Series A Preferred Stock if (I) at any time full distributions shall not have been timely made on any Series A Preferred Unit with respect to six (6) prior quarterly distribution periods, whether or not consecutive, provided, however, that a distribution in respect of Series A Preferred Units shall be considered timely made if made within two (2) Business Days after the applicable Preferred Unit Distribution Payment Date if at the time of such late payment there shall not be any prior quarterly distribution periods in respect of which full distributions were not timely made or (II) upon receipt by a holder or holders of Series A Preferred Units of (a) notice from the General Partner that the General Partner or a Subsidiary of the General Partner has taken the position that the Partnership is, or upon the occurrence of a defined event in the immediate future will be, a PTP and (b) an opinion rendered by an outside nationally recognized independent counsel familiar with such matters addressed to a holder or holders of Series A Preferred Units, that the Partnership is or likely is, or upon the occurrence of a defined event in the immediate future will be or likely will be, a PTP. In addition, the Series A Preferred Units may be exchanged for Series A Preferred Stock, in whole or in part, at the option of any holder prior to the tenth anniversary of the issuance date and after the third anniversary thereof if such holder of a Series A Preferred Units shall deliver to the General Partner either (i) a private ruling letter addressed to such holder of Series A Preferred Units or (ii) an opinion of independent counsel reasonably acceptable to the General Partner based on the enactment of temporary or final Regulations or the publication of a Revenue Ruling, in either case to the effect that an exchange of the Series A Preferred Units at such earlier time would not cause the Series A Preferred Units to be considered "stock and securities" within the meaning of Section 351(e) of the Code for purposes of determining whether the holder of such Series A Preferred Units is an "investment company" under Section 721(b) of the Code if an exchange is permitted at such earlier date. Furthermore, the Series A Preferred Units may be exchanged in whole or in part for Series A Preferred Stock at any time after the date hereof, if both (x) the holder thereof concludes based on results or projected results that there exists (in the reasonable judgement of the holder) an imminent and substantial risk that the holder's interest in the Partnership does or will represent more than 19.5% of the total profits or capital interests in the Partnership (determined in accordance with Regulations
                        Section 1.731-2(e)(4)) for a taxable year, and (y) the holder delivers to the General Partner an opinion of nationally recognized independent counsel to the effect that there is an imminent and substantial risk that the holder's interest in the Partnership does or will represent more than 19.5% of the total profits or capital interests in the Partnership (determined in accordance with Regulations Section 1.731-2(e)(4)) for a taxable year.

                                (B) Notwithstanding anything to the contrary set forth in Section 4.5(g)(i)(A), if an Exchange Notice has been delivered to the General Partner, then the General Partner may, at its option, elect to redeem or cause the Partnership to redeem all or a portion of the outstanding Series A Preferred Units for cash in an amount equal to the original Capital Contribution per Series A Preferred Unit and all accrued and unpaid distributions thereon to the date of redemption. The General Partner may exercise its option to redeem the Series A Preferred Units for cash pursuant to this
                        Section 4.5(g)(i)(B) by giving each holder of record of Series A Preferred Units notice of its election to redeem for cash, within five (5) Business Days after receipt of the Exchange Notice, by (i) fax, and (ii) registered mail, postage paid, at the address of each holder as it may appear on the records of the Partnership stating (i) the redemption date, which shall be no later than sixty (60) days following the receipt of the Exchange Notice, (ii) the redemption price, (iii) the place or places where the Series A Preferred Units are to be surrendered for payment of the redemption price, (iv) that distributions on the Series A Preferred Units will cease to accrue on such redemption date; (v) that payment of the redemption price will be made upon presentation and surrender of the Series A Preferred Units and (vi) the aggregate number of Series A Preferred Units to be redeemed, and if fewer than all of the outstanding Series A Preferred Units are to be redeemed, the number of Series A Units to be redeemed held by such holder, which number shall equal such holder's pro-rata share (based on the percentage of the aggregate number of outstanding Series A Preferred Units the total number of Series A Preferred Units held by such holder represents) of the aggregate number of Series A Preferred Units being redeemed.

                                (C) Upon the occurrence of an event giving rise to exchange rights pursuant to Section 4.5(g)(i)(A), in the event an exchange of all or a portion of Series Preferred A Preferred Units pursuant to Section 4.5(g)(i)(A) would violate the provisions on ownership limitation of the General Partner set forth in
                        Article 5 of the Articles of Incorporation, the General Partner shall give written notice thereof to each holder of record of Series A Preferred Units, within five (5) Business Days following receipt of the Exchange Notice, by (i) fax, and (ii) registered mail, postage prepaid, at the address of each such holder set forth in the records of the Partnership. In such event, each holder of Series A Preferred Units shall be entitled to exchange, pursuant to the provision of Section 4.5(g)(ii) a number of Series A Preferred Units which would comply with the provisions on the ownership limitation of the General

                        Partner set forth in such Article 5 of the Articles of Incorporation and any Series A Preferred Units not so exchanged (the "Excess Units") shall be redeemed by the Partnership for cash in an amount equal to the original Capital Contribution per Excess Unit, plus any accrued and unpaid distributions thereon, whether or not declared, to the date of redemption. The written notice of the General Partner shall state (i) the number of Excess Units held by such holder, (ii) the redemption price of the Excess Units, (iii) the date on which such Excess Units shall be redeemed, which date shall be no later than sixty (60) days following the receipt of the Exchange Notice, (iv) the place or places where such Excess Units are to be surrendered for payment of the Series A Redemption Price, (iv) that distributions on the Excess Units will cease to accrue on such redemption date, and (v) that payment of the redemption price will be made upon presentation and surrender of such Excess Units. In the event an exchange would result in Excess Units, as a condition to such exchange, each holder of such units agrees to provide representations and covenants reasonably requested by the General Partner relating to (i) the widely held nature of the interests in such holder, sufficient to assure the General Partner that the holder's ownership of stock of the General Partner (without regard to the limits described above) will not cause any individual to own in excess of 9.8% of the stock of the General Partner; and (ii) to the extent such holder can so represent and covenant without obtaining information from its owners, the holder's ownership of tenants of the Partnership and its affiliates.

                                (D)     The redemption of Series A Preferred
                        Units described in Section 4.5(g)(i)(B) and (C) shall be subject to the provisions of Section 4.5(e)(ii)(A) and
                        Section 4.5(e)(iii)(B); provided, however, that for purposes hereof the term "Series A Redemption Price" in
                        Section 4.5(e)(ii)(A) and Section 4.5(e)(iii)(B) shall be read to mean the original Capital Contribution per Series A Preferred Unit being redeemed plus all accrued and unpaid distributions to the redemption date.

                        (ii)    Procedure for Exchange.

                                (A) Any exchange shall be exercised pursuant to a notice of exchange (the "Exchange Notice") delivered to the General Partner by the holder who is exercising such exchange right, by (i) fax and (ii) by certified mail postage prepaid. Upon request of the General Partner, such holder delivering the Exchange Notice shall provide to the General Partner in writing such information as the General Partner may reasonably request to determine whether any portion of the exchange by the delivering holder will result in the violation of the restrictions of Article 5 of the Articles of Incorporation, including the Ownership Limit and the Related Tenant Limit. The exchange of Series A Preferred

                        Units, or a specified portion thereof, may be effected after the fifth (5th) Business Days following receipt by the General Partner of the Exchange Notice and such requested information by delivering certificates, if any, representing such Series A Preferred Units to be exchanged together with, if applicable, written notice of exchange and a proper assignment of such Series A Preferred Units to the office of the General Partner maintained for such purpose. Currently, such office is 121 West Forsyth Street, Suite 200, Jacksonville, Florida 32202. Each exchange will be deemed to have been effected immediately prior to the close of business on the date on which such Series A Preferred Units to be exchanged (together with all required documentation) shall have been surrendered and notice shall have been received by the General Partner as aforesaid and the Exchange Price shall have been paid. Any Series A Preferred Stock issued pursuant to this Section 4.5(g) shall be delivered as shares which are duly authorized, validly issued, fully paid and nonassessable, free of pledge, lien, encumbrance or restriction other than those provided in the Articles of Incorporation, the Bylaws of the General Partner, the Securities Act and relevant state securities or blue sky laws.

                                (B) In the event of an exchange of Series A Preferred Units for shares of Series A Preferred Stock, an amount equal to the accrued and unpaid distributions which are not paid pursuant to Section 4.5(c)(i) hereof, whether or not declared, to the date of exchange on any Series A Preferred Units tendered for exchange shall (i) accrue and be payable by the General Partner from and after the date of exchange on the shares of the Series A Preferred Stock into which such Series A Preferred Units are exchanged, and (ii) continue to accrue on such Series A Preferred Units, which shall remain outstanding following such exchange, with the General Partner as the holder of such Series A Preferred Units. Notwithstanding anything to the contrary set forth herein, in no event shall a holder of a Series A Preferred Unit that was validly exchanged into Series A Preferred Stock pursuant to this section (other than the General Partner now holding such Series A Preferred Unit), receive a distribution out of Available Cash or Capital Transaction Proceeds of the Partnership with respect to any Series A Preferred Units so exchanged.

                                (C) Fractional shares of Series A Preferred Stock are not to be issued upon exchange but, in lieu thereof, the General Partner will pay a cash adjustment based upon the fair market value of the Series A Preferred Stock on the day prior to the exchange date as determined in good faith by the Board of Directors of the General Partner.

                        (iii)   Adjustment of Exchange Price.

                                (A)     The Exchange Price is subject to
                        adjustment upon certain events, including, (i) subdivisions, combinations and reclassification of the Series A Preferred Stock, and (ii) distributions to all holders of Series A Preferred Stock of evidences of indebtedness of the General Partner or assets (including securities, but excluding dividends and distributions paid in cash out of equity applicable to Series A Preferred Stock).

                                (B) In case the General Partner shall be a party to any transaction (including, without limitation, a merger, consolidation, statutory share exchange, tender offer for all or substantially all of the General Partner's capital stock or sale of all or substantially all of the General Partner's assets), in each case as a result of which the Series A Preferred Stock will be converted into the right to receive shares of capital stock, other securities or other property (including cash or any combination thereof), each Series A Preferred Unit will thereafter be exchangeable into the kind and amount of shares of capital stock and other securities and property receivable (including cash or any combination thereof) upon the consummation of such transaction by a holder of that number of shares of Series A Preferred Stock or fraction thereof into which one Series A Preferred Unit was exchangeable immediately prior to such transaction. The General Partner may not become a party to any such transaction unless the terms thereof are consistent with the foregoing.

                (h) No Conversion Rights. The holders of the Series A Preferred Units shall not have any rights to convert such shares into shares of any other class or series of stock or into any other securities of, or interest in, the Partnership.

                (i) No Sinking Fund. No sinking fund shall be established for the retirement or redemption of Series A Preferred Units.

                                   Article 5
                                  Distributions

         Section 5.1    Requirement and Characterization of Distributions.

                (a)     Subject to Section 5.1(b), the General Partner shall:

                        (i) distribute quarterly an amount equal to 100% of Available Cash generated by the Partnership during such quarter to the holders of Original Limited Partnership Units, Additional Units and General Partner Units, pro rata based on the number of such Units by each; and

                        (ii) distribute Capital Transaction Proceeds received by the Partnership within 30 days after the date of such Capital Transaction to the holders of Original Limited Partnership Units, Additional Units and General Partner Units, pro rata based on the number of such Units held by each.

                Notwithstanding the foregoing, if the General Partner holds Units that mirror outstanding shares of special common stock of the General Partner and such shares of special common stock bear a quarterly dividend per share that is different from the cash dividend on a share of Common Stock, distributions under this Section 5.1(a) shall be adjusted as appropriate to pay the amounts required with respect to such Units, but such Units shall not be senior as to the other Common Units with respect to distributions under this Section 5.1(a).

                (b) Anything herein to the contrary notwithstanding, no Available Cash or Capital Transaction Proceeds shall be distributed pursuant to Section 5.1 or any other provision of this Article 5 unless all distributions accumulated on all Series A Preferred Units pursuant to Section 4.5 have been paid in full and unless all distributions accumulated on any other outstanding Preferred Units have been paid in full.

         Section 5.2 Amounts Withheld. All amounts withheld pursuant to the Code or any provisions of any state or local tax law and Section 5.3 hereof with respect to any allocation, payment or distribution to the General Partner, or any Limited Partners or Assignees shall be promptly paid, solely out of funds of the Partnership (except as otherwise provided in Section 5.3 in connection with the exercise by a Limited Partner of a Redemption Right), by the General Partner to the appropriate taxing authority and treated as amounts distributed to the General Partner or such Limited Partners or Assignees pursuant to Section 5.1 for all purposes under this Agreement.

         Section 5.3 Withholding. Each Limited Partner hereby authorizes the Partnership to withhold from or pay on behalf of or with respect to such Limited Partner any amount of federal, state, local, or foreign taxes that the General Partner determines that the Partnership is required to withhold or pay with respect to any amount distributable or allocable to such Limited Partner pursuant to this Agreement or with respect to the exercise by such Limited Partner of the Redemption Rights set forth in Section 8.6 or in any separate agreement, including, without limitation, any taxes required to be withheld or paid by the Partnership pursuant to Sections 1441, 1442, 1445, or 1446 of the Code and Section 48-7-129 of the Official Code of Georgia Annotated. Any amount paid on behalf of or with respect to a Limited Partner shall constitute a loan by the Partnership to such Limited Partner, which loan shall be repaid by such Limited Partner within 15 days after notice from the General Partner that such payment must be made unless (i) the Partnership withholds such payment from a distribution which would otherwise be made to the Limited Partner or (ii) the General Partner determines, in its sole and absolute discretion, that such payment may be satisfied out of the available funds of the Partnership which would, but for such payment, be distributed to the Limited Partner. Any amounts withheld pursuant to the foregoing clauses (i) or (ii) shall be treated as having been distributed to such Limited Partner and shall be promptly paid, solely out of funds of the Partnership, by the General Partner to the appropriate taxing authority. Each Limited Partner hereby unconditionally and irrevocably grants to the Partnership a security interest in such Limited Partner's Partnership Interest as to secure such Limited Partner's obligation to pay to the Partnership any amounts required to be paid pursuant to this Section 5.3 (together with attorney's fees and other costs in enforcing the Partnership's rights against the collateral). In the event that a Limited Partner or Redeeming Partner fails to pay any amounts owed to the Partnership pursuant to this
Section 5.3 when due, the General Partner may, in its sole and absolute discretion, elect to make the payment on behalf of such defaulting Partner, and in such event shall be deemed to have loaned such amount to such defaulting Partner and shall succeed to all rights and remedies of the Partnership as against such defaulting Partner (including, without limitation, in the case of a default by other than a Redeeming Partner the right to receive distributions from the Partnership). Any amounts payable by a Limited Partner or a Redeeming Partner hereunder shall bear interest at the Prime Rate, plus two percentage points (but not higher than the maximum lawful rate) from the date such amount is due (i.e., 15 days after demand) until such amount is paid in full. In the event that the Partnership or the General Partner is required to withhold tax with respect to the exercise by a Limited Partner of a Redemption Right, the Limited Partner exercising the Redemption Right shall make arrangements with the Partnership or the General Partner, as the case may be, to provide the funds to the Partnership necessary to effect the required withholding. In the event that, pursuant to applicable laws and regulations, the General Partner may withhold a reduced amount pending a determination by applicable taxing authorities as to whether any additional withholding tax must subsequently be deposited, the General Partner shall have the right to require the Redeeming Partner to pledge a first priority security interest in a portion of the Redemption Amount as collateral for the Redeeming Partner's obligation to provide the funds necessary to effect any subsequent required holding (together with attorney's fees and other costs in enforcing the Partnership's rights against the collateral), in an amount in the case of a Share Amount equal to Shares having a Value on the date of the pledge equal to 125% of the maximum possible subsequent required withholding (or 100% of the maximum possible subsequent required withholding if the Redemption Amount is paid in the form of the Cash Amount) (the "Withholding Collateral"). The General Partner shall be entitled to retain possession of the Withholding Collateral until either the Redeeming Partner provides funds to the General Partner sufficient to make any subsequent required withholding deposit or the General Partner receives a determination from the applicable authorities that no subsequent withholding is required. All dividends, distributions, interest or other income on the Withholding Collateral while subject to the pledge hereunder shall be paid to the Redeeming Partner pledging the Withholding Collateral. If the applicable authorities advise that subsequent withholding is required and the Redeeming Partner does not deliver the necessary funds to the General Partner within 20 days after receipt of the General Partner's request therefor, the General Partner shall be entitled to exercise all rights and remedies of a secured party under the Uniform Commercial Code with respect to the Withholding Collateral. Each Limited Partner and each Redeeming Partner shall take such actions as the Partnership or the General Partner shall request in order to perfect or enforce the security interest created hereunder.

         Section 5.4 Distributions Upon Liquidation. Notwithstanding anything contained in Section 5.1 to the contrary, proceeds from a Liquidating Transaction shall be distributed to the Partners in accordance with Section 13.2.

                                   Article 6
                                   Allocations

         Section 6.1 Allocations of Net Income and Net Loss. For purposes of maintaining the Capital Accounts and in determining the rights of the Partners among themselves, the Partnership's Net Income and Net Loss shall be allocated among the Partners for each taxable year (or portion thereof) as provided herein below.

                (a) Net Income. Net Income for any taxable year (or portion thereof) shall be allocated, after giving effect to the special allocations set forth in Section 6.2 below, as follows:

                        (i) First, one hundred percent (100%) to the General Partner in an amount equal to the excess, if any, of (A) the cumulative Net Losses allocated to the General Partner pursuant to the last sentence of Section 6.1(b) and Section 6.1(b)(iv) for all prior fiscal years, over (B) the cumulative Net Income allocated pursuant to this Section 6.1(a)(i) for all prior fiscal years;

                        (ii) Second, one hundred percent (100%) to the Series A Preferred Partners in an amount equal to the excess, if any, of (A) the cumulative Net Losses allocated to the Series A Preferred Partners pursuant to Section 6.1(b)(ii) and Section 6.1(b)(viii) of the Third Amended Agreement for all prior fiscal years, over (B) the cumulative Net Income allocated pursuant to this Section 6.1(a)(ii) and Section 6.1(a)(ii) of the Third Amended Agreement (including any amounts allocated pursuant to Section 6.2(g) of the Third Amended Agreement which were attributable to Section 6.1(a)(ii) of the Third Amended Agreement) for all prior fiscal years;

                        (iii) Third, one hundred percent (100%) to the holders of the Common Units in an amount equal to the excess, if any, of
                (A) the cumulative Net Losses allocated to such Partners for all prior fiscal years pursuant to Section 6.1(b)(iii) over (B) the cumulative Net Income allocated pursuant to this Section 6.1(a)(iii) for all prior fiscal years;

                        (iv) Fourth, one hundred percent (100%) to the Series A Preferred Partners until the Series A Preferred Partners have been allocated an amount equal to the excess of the cumulative Series A Priority Return through the last day of the current fiscal year (determined without reduction for distributions made to date in satisfaction thereof) over the cumulative Net Income allocated to the Series A Preferred Partners pursuant to this
                Section 6.1(a)(iii), and Section 6.1(a)(v) of the Third Amended Agreement (including any amounts allocated pursuant to Section 6.2(g) of the Third Amended Agreement which were attributable to Section 6.1(a)(v) of the Third Amended Agreement) for all prior periods; and

                        (v) Thereafter, to the holders of the Common Units and the General Partner and any other holders of General Partner Units, pro rata in accordance with the relative number of Units held by each; provided, however, if the General Partner holds Units that mirror outstanding shares of special common stock and such shares of special common stock bear a quarterly dividend per share that is different from the cash dividend on a share of Common Stock, allocations of Net Income under this Section 6.1(a)(v) shall be adjusted as appropriate to allocate amounts to the General Partner with respect to such Units to mirror the different quarterly dividend per share.

                (b) Net Losses. Net Losses for any taxable year (or portion thereof) during which Available Cash and Capital Transaction Proceeds are distributed pursuant to Section 5.1 shall be allocated, after giving effect to the special allocations set forth in Section 6.2 below, as follows:

                        (i) First, one hundred percent (100%) to the holders of the Common Units and the General Partner in proportion to such Partners' Adjusted Capital Accounts until the Adjusted Capital Account of each such Partner has been reduced to zero (for this purpose, any obligation of such Partner to restore a negative Capital Account under this Agreement or otherwise recognized under Regulation Section 1.704-1(b)(2)(ii)(c) shall be disregarded, and any portion of such Capital Account attributable to Preferred Units by such Partner shall be disregarded); and

                        (ii) Second, to the Series A Preferred Partners until their Adjusted Capital Account balance (determined, solely for purposes of this Section 6.1(b)(i), without regard to any obligation of a Partner to restore a negative Capital Account under Section 13.4, has been reduced to zero); and

                        (iii) Third, to the holders of the Common Units who have elected to restore a portion of their negative Capital Accounts under Section 13.4, in proportion to and to the extent of such amounts; and

                        (iv) Thereafter, any remaining Net Loss shall be allocated to the General Partner.

Notwithstanding the foregoing, Net Losses shall not be allocated to any Limited Partner pursuant to this Section 6.1(b) to the extent that such allocation would cause such Limited Partner to have an Adjusted Capital Account Deficit at the end of such taxable year (or increase any existing Adjusted Capital Account Deficit). All Net Losses in excess of the limitations set forth in the preceding sentence of this Section 6.1(b) shall be allocated to the General Partner.

                (c) Nonrecourse Liabilities. The Partners agree that excess Nonrecourse Liabilities of the Partnership (within the meaning of Section 1.752-3(a)(3) of the Regulations) will be allocated among the Partners for purposes of Section 752 of the Code in accordance with their respective Percentage Interests.

                (d) Gains. Any gain allocated to the Partners upon the sale or other taxable disposition of any Partnership asset shall to the extent possible, after taking into account other required allocations of gain pursuant to Section 6.2 below, be characterized as Recapture Income in the same proportions and to the same extent as such Partners have been allocated any deductions directly or indirectly giving rise to the treatment of such gains as Recapture Income.

         Section 6.2 Special Allocation Rules. Notwithstanding any other provision of this Agreement, the following special allocations shall be made in the following order:

                (a) Minimum Gain Chargeback. Notwithstanding any other provisions of Article 6, if there is a net decrease in Partnership Minimum Gain during any Partnership Year, each Partner shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Partner's share of the net decrease in Partnership Minimum Gain, as determined under Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Regulations Section 1.704-2(f)(6). This Section 6.2(a) is intended to comply with the minimum gain chargeback requirements in Regulations
         Section 1.704-2(f) and for purposes of this Section 6.2(a) only, each Partner's Adjusted Capital Account Deficit shall be determined prior to any other allocations pursuant to Section 6.1 of the Agreement with respect to such fiscal year and without regard to any decrease in Partner Minimum Gain during such Partnership Year.

                (b) Partner Minimum Gain Chargeback. Notwithstanding any other provision of Article 6 (except Section 6.2(a) hereof), if there is a net decrease in Partner Minimum Gain attributable to a Partner Nonrecourse Debt during any Partnership Year, each Partner who has a share of the Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(5), shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Partner's share of the net decrease in Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(5). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Regulations Section 1.704-2(i)(4). This Section 6.2(b) is intended to comply with the minimum gain chargeback requirement in such Section of the Regulations and shall be interpreted consistently therewith. Solely for purposes of this Section 6.2(b), each

         Partner's Adjusted Capital Account Deficit shall be determined prior to any other allocations pursuant to Article 6 of this Agreement with respect to such Partnership Year, other than allocations pursuant to
         Section 6.2(a) hereof.

                (c) Qualified Income Offset. In the event any Partner unexpectedly receives any adjustments, allocations or distributions described in Regulations Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), or 1.704-1(b)(2)(ii)(d)(6), and after giving effect to the allocations required under Section 6.2(a) and Section 6.2(b) hereof, such Partner has an Adjusted Capital Account Deficit, items of Partnership income and gain shall be specially allocated to such Partner in an amount and manner sufficient to eliminate, to the extent required by the Regulations, its Adjusted Capital Account Deficit created by such adjustments, allocations or distributions as quickly as possible.

                (d) Nonrecourse Deductions. Nonrecourse Deductions for any taxable period shall be allocated to the Partners in accordance with their respective Percentage Interests.

                (e) Partner Nonrecourse Deductions. Any Partner Nonrecourse Deductions for any Partnership Year shall be specially allocated to the Partner who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable in accordance with Regulations Section 1.704-2(i)(2).

                (f) Code Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Section 734(b) or 743(b) of the Code is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis), and such item of gain or loss shall be specially allocated to the Partners in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such Section of the Regulations.

         Section 6.3    Allocations for Tax Purposes.

                (a) General. Except as otherwise provided in this Section 6.3, for federal income tax purposes, each item of income, gain, loss and deduction shall be allocated among the Partners in the same manner as its correlative item of "book" income, gain, loss or deduction is allocated pursuant to Section 6.1 and Section 6.2 of this Agreement.

                (b)     Other Allocation Rules.

                        (i) For purposes of determining Net Income, Net Losses, or other items allocable to any period, Net Income, Net Losses, and any such other items shall be determined on a daily, monthly, or other basis, as determined by the

                General Partner using any permissible method under Section 706 of the Code and the Regulations thereunder.

                        (ii) In accordance with Code Section 704(c) and the Regulations thereunder, income, gain, loss and deduction with respect to any property contributed to the capital of the Partnership shall, solely for tax purposes, be allocated among the Partners so as to take account of any variation between the adjusted basis of such property to the Partnership for federal income tax purposes and its initial Gross Asset Value.

                        (iii) To the extent that the fair market value of a property contributed to the Partnership by Branch Properties, L.P. differed from its adjusted tax basis at the time it was originally contributed to Branch Properties, L.P. (the "Original Book-Tax Disparity"), the allocation of tax items with respect to such contributed property shall take into account any remaining Original Book-Tax Disparity at the time such property is contributed to the Partnership in a manner consistent with the principles of Section 704(c) of the Code, using the "traditional method" under Section 1.704-3(b) of the Regulations, so that the Limited Partners who originally contributed such property to Branch Properties, L.P. (or their successors-in-interest) bear the tax burden (or benefit, if applicable) of the remaining Original Book-Tax Disparity.

                        (iv) In the event the Gross Asset Value of any Partnership asset is adjusted, subsequent allocations of income, gain, loss, and deductions with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c) and the Regulations thereunder. Any elections or other decisions relating to Code Section 704(c) allocations shall be made by the General Partner; provided, however, that the "traditional method" of making Section 704(c) allocations without curative allocations described in Section 1.704-3(b) of the Regulations shall be used. Allocations pursuant to Sections 6.3(b)(ii),
                (iii) and (iv) hereof are solely for purposes of federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, any Partner's Capital Account or share of Net Income, Net Losses, other items, or distributions pursuant to any provision of this Agreement.

                                   Article 7
                      Management And Operations Of Business

         Section 7.1    Management.

                (a) Powers of General Partner. Except as otherwise expressly provided in this Agreement, all management powers over the business and affairs of the Partnership are exclusively vested in the General Partner, and no Limited Partner shall have any right to participate in or exercise control or management power over the business and affairs of the Partnership. Notwithstanding anything to the contrary in this Agreement, the General Partner may not be removed by the Limited Partners with or without cause. In addition to the powers now or hereafter granted a general partner of a limited partnership under applicable law or which are granted to the General Partner under any other provision of this Agreement, the General Partner shall have full power and authority to do all things deemed necessary or desirable by it to conduct the business of the Partnership, to exercise all powers set forth in Section 3.2 hereof and to effectuate the purposes set forth in Section 3.1 hereof, including, without limitation:

                        (i) the making of any expenditures, the lending or borrowing of money (including, without limitation, borrowing money to permit the Partnership to make distributions to its Partners in such amounts as will permit Regency (so long as Regency desires to qualify as a REIT) to avoid the payment of any federal income tax (including, for this purpose, any excise tax pursuant to Section 4981 of the Code) and to make distributions to its shareholders sufficient to permit Regency to maintain REIT status), the assumption or guarantee of, or other contracting for, indebtedness and other liabilities, the issuance of evidences of indebtedness (including the securing of same by mortgage, deed of trust or other lien or encumbrance on the Partnership's assets), the incurring of any obligations it deems necessary for the conduct of the activities of the Partnership, and the repayment (including prepayment) of such indebtedness, liabilities and obligations;

                        (ii) the making of tax, regulatory and other filings, or rendering of periodic or other reports to governmental or other agencies having jurisdiction over the business or assets of the Partnership;

                        (iii) the acquisition, disposition, conveyance, mortgage, pledge, encumbrance, hypothecation or exchange of all or any assets of the Partnership or the merger or other combination of the Partnership with or into another entity (provided that such merger or other combination does not result in the Partnership recognizing taxable gain or loss for federal income tax purposes) on such terms as the General Partner deems proper (subject to Section 7.6 in the case of transactions between the Partnership and the General Partner or any Affiliate), and no approval of the Limited Partners shall be required for the exercise of such powers, provided, however, that the General Partner shall use reasonable efforts to effect all dispositions of the Partnership's assets that were contributed by the Limited Partners in accordance with Section 1031 of the Code although, except as provided in Section 7.1(c) hereof, it shall not be required to do so;

                        (iv) the use of the assets of the Partnership (including, without limitation, cash on hand) for any purpose consistent with the terms of this Agreement and on any terms it sees fit, including, without limitation, the financing of the conduct of the operations of the General Partner, the Partnership or any of the Partnership's Subsidiaries, the lending of funds to other Persons (including Regency or any of the Partnership's Subsidiaries) and the repayment of obligations of the Partnership and its Subsidiaries and any other Person in which it has an equity investment and the making of capital contributions to its Subsidiaries, the holding of any real, personal and mixed property of the Partnership in the name of the Partnership or in the name of a nominee or trustee (subject to Section 7.10), the creation, by grant or otherwise, of easements or servitudes, and the performance of any and all acts necessary or appropriate to the operation of the Partnership assets including, but not limited to, applications for rezoning, objections to rezoning, constructing, altering, improving, repairing, renovating, rehabilitating, razing, demolishing or condemning any improvements or property of the Partnership;

                        (v) the negotiation, execution, and performance of any contracts, conveyances or other instruments (including with Affiliates of the Partnership to the extent provided in Section 7.6) that the General Partner considers useful or necessary to the conduct of the Partnership's operations or the implementation of the General Partner's powers under this Agreement, including, without limitation, the execution and delivery of a REIT management agreement on behalf of or in the name of the Partnership providing for the day-to-day management and operation of the Partnership and including, without limitation, the execution and delivery of leases on behalf of or in the name of the Partnership (including the lease of Partnership property for any purpose and without limit as to the term thereof, whether or not such term (including renewal terms) shall extend beyond the date of termination of the Partnership and whether or not the portion so leased is to be occupied by the lessee or, in turn, subleased in whole or in part to others);

                        (vi) the opening and closing of bank accounts, the investment of Partnership funds in securities, certificates of deposit and other instruments, and the distribution of Partnership cash or other Partnership assets in accordance with this Agreement;

                        (vii) the selection and dismissal of employees of the Partnership or the General Partner (including, without limitation, employees having titles such as "president," "vice president," "secretary" and "treasurer"), and the engagement and dismissal of agents, outside attorneys, accountants, engineers, appraisers, consultants, contractors and other professionals on behalf of the General Partner or the Partnership and the determination of their compensation and other terms of employment or hiring;

                        (viii) the maintenance of such insurance for the benefit of the Partnership and the Partners as it deems necessary or appropriate;

                        (ix) subject to the provisions of Section 4.2 hereof, the formation of, or acquisition of an interest in, and the contribution of property to any further limited or general partnerships, joint ventures or other relationships that it deems desirable (including, without limitation, the acquisition of interests in, and the contribution of property to, its Subsidiaries and any other Person in which it has an equity investment from time to time) (provided that such transaction does not result in the Partnership recognizing taxable gain or loss for federal income tax purposes);

                        (x) the control of any matters affecting the rights and obligations of the Partnership, including the conduct of litigation and the incurring of legal expense and the settlement of claims and litigation, the submission of any matter to arbitration, and the indemnification of any Person against liabilities and contingencies to the extent permitted by law;

                        (xi) the undertaking of any action in connection with the Partnership's direct or indirect investment in its Subsidiaries or any other Person (including, without limitation, the contribution or loan of funds by the Partnership to such Persons) (provided that such action does not result in the Partnership recognizing taxable gain or loss for federal income tax purposes);

                        (xii) the distribution in kind of the Briarcliff Village property pursuant to Section 13.2(c);

                        (xiii) the determination of the fair market value of any Partnership property distributed in kind using such reasonable method of valuation as it may adopt; and

                        (xiv) the execution, acknowledgment and delivery of any and all documents and instruments to effectuate any or all of the foregoing.

                (b) No Approval Required for Above Powers. Subject to any other restriction set forth in this Agreement, each of the Limited Partners agrees that the General Partner is authorized to execute, deliver and perform the above-mentioned agreements and transactions on behalf of the Partnership without any further act, approval or vote of the Partners, notwithstanding any other provision of this Agreement (except where the Consent of the Limited Partners or the consent of the Series A Preferred Partners or of any other class or series of Partnership Interests is expressly required herein), the Act or any applicable law, rule or regulation. The execution, delivery or performance by the General Partner or the Partnership of any agreement authorized or permitted under this Agreement shall not constitute a breach by the General Partner of any duty that the General Partner may owe the Partnership or the Limited Partners or any other Persons under this Agreement or of any duty stated or implied by law or equity.

                (c) Approval of Sale of Briarcliff Village. Except pursuant to the dissolution and liquidation of the Partnership in accordance with Article 13 hereof, the property commonly known as Briarcliff Village (the "Briarcliff Village Property") shall not be sold by the Partnership or the General Partner on or before December 19, 2005 (other than in a transaction in which the Partnership recognizes no taxable gain or loss for federal income purposes) without the approval of a Majority-in-Interest of the Original Briarcliff Partners (as defined below) who continue, as of such time, to hold Original Limited Partnership Units attributable to the contribution of the Briarcliff Village Property to Branch Properties, L.P. and Branch Properties, L.P.'s subsequent contribution of the Briarcliff Village Property to the Partnership (the "Original Briarcliff Partners"). Such approval right of the Original Briarcliff Partners is personal to the Original Briarcliff Partners and shall terminate upon the death of an Original Briarcliff Partner or a sale, assignment, conveyance, or other transfer by an Original Briarcliff Partner, with respect to that Partner's Original Limited Partnership Units, and shall not be exercisable by any successor, transferee or assignee of an Original Briarcliff Partner. In the event of a like-kind exchange involving the Briarcliff Village Property by the Partnership, then such approval right for the benefit of the Original Briarcliff Partners will continue to be enforceable after such like-kind exchange, but shall relate to the property (whether real, personal or mixed, tangible or intangible) acquired by the Partnership in such like-kind exchange. Nothing herein shall be deemed to require that the Partnership or the General Partner take any action to avoid or prevent an involuntary disposition of all or part of said Briarcliff Village pursuant to a condemnation proceeding or other taking. For purposes of this Section 7.1(c), Majority-In-Interest of the Original Briarcliff Partners shall mean the Original Briarcliff Partners who hold, in the aggregate, more than fifty percent (50%) of the Percentage Interests then allocable to and held by all of the Original Briarcliff Partners with respect to the Original Limited Partnership Units received by the Original Briarcliff Partners as a result of the contribution of the Briarcliff Village Property to Branch Properties, L.P. and Branch Properties, L.P.'s subsequent contribution of the Briarcliff Village Property to the Partnership. The Partnership shall not engage in any merger, consolidation or other business combination with or into another Person unless the Partnership has entered into an agreement with such Person in which such Person expressly agrees to be bound by the provisions of this Section 7.1(c).

                (d) Insurance. At all times from and after the date hereof, the General Partner may cause the Partnership to obtain and maintain casualty, liability and other insurance on the properties of the Partnership and liability insurance for the Indemnitees hereunder.

                (e) Working Capital and Other Reserves. At all times from and after the date hereof, the General Partner may cause the Partnership to establish and maintain working capital reserves in such amounts as the General Partner, in its sole and absolute discretion, deems appropriate and reasonable from time to time. Subject to the proviso in the last part of Section 3.1, the General Partner also may cause the Partnership to establish reserves out of cash flow not constituting Capital Transaction

         Proceeds as well as out of Capital Transaction Proceeds for the purpose of purchasing, improving or expanding Partnership property.

                (f) No Obligation to Consider Tax Consequences to Limited Partners. Except as provided in Section 7.1(c) and Section 13.2(c) with respect to Briarcliff Village, except as provided in Section 7.1(g) with respect to the sale of the Management Business, and except for the obligation of the General Partner set forth in Section 7.1(a)(iii) to use reasonable efforts to effect all dispositions of the Partnership's assets that were contributed by the Limited Partners in accordance with
         Section 1031 of the Code, (i) in exercising its authority under this Agreement, the General Partner may, but shall be under no obligation to, take into account the tax consequences to any Partner of any action taken by it, and (ii) the General Partner and the Partnership shall not have liability to a Limited Partner under any circumstances as a result of an income tax liability incurred by such Limited Partner as a result of an action (or inaction) by the General Partner pursuant to its authority under this Agreement.

                (g) Approval of Sale of Management Business. Notwithstanding anything contained herein to the contrary, the Third Party Management Business (as defined in the Contribution Agreement) contributed by Branch Properties, L.P. to the Partnership as part of its initial Capital Contribution (the "Management Business") shall not be sold by the Partnership on or before the tenth (10th) anniversary of the First Closing (other than in a transaction in which the Partnership recognizes no taxable gain or loss for federal income tax purposes); provided, however, that the Partnership shall be permitted to undertake the following transactions: (i) contribution of the Management Business to a corporation (the "New Management Company") in which the Partnership owns five percent (5%) of the issued and outstanding voting common stock and 100% of the issued and outstanding non-voting preferred stock and in which The Regency Group, Inc., a Florida corporation, owns ninety-five percent (95%) of the issued and outstanding voting common stock and in which no other shares of stock are issued and outstanding following the contribution; (ii) a distribution by the Partnership of part or all of the stock of the New Management Company to the General Partner on or after the fifth (5th) anniversary of the First Closing; or (iii) a sale of part or all of the stock of the New Management Company if no Original Limited Partners hold Units which they received on the date of this Agreement or any Additional Units received by them subsequent to the date of this Agreement, or with the unanimous written consent of the Original Limited Partners then holding such Units).

         Section 7.2 Certificate of Limited Partnership. To the extent that such action is determined by the General Partner to be reasonable and necessary or appropriate, the General Partner shall file amendments to and restatements of the Certificate and do all the things to maintain the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) under the laws of the State of Delaware and each other jurisdiction in which the Partnership may elect to do business or own property. Subject to the terms of Section 8.5(a)(iv) hereof, the General Partner shall not be required, before or after filing, to deliver or mail a copy of the Certificate or any amendment thereto to any Limited Partner.

The General Partner shall use all reasonable efforts to cause to be filed such other certificates or documents as may be reasonable and necessary or appropriate for the formation, continuation, qualification and operation of a limited partnership (or a partnership in which the Limited Partners have limited liability) in the State of Delaware and any other jurisdiction in which the Partnership may elect to do business or own property.

         Section 7.3 Restriction on General Partner's Authority. Without the consent of all the Limited Partners, the General Partner may not:

                (a) Take any action that would make it impossible to carry on the ordinary business of the Partnership, except as otherwise provided in this Agreement;

                (b) Possess Partnership property for other than a Partnership purpose;

                (c) Admit a Person as a Partner, except as otherwise provided in this Agreement; or

                (d) Perform any act that would subject a Limited Partner to liability as a general partner.

         Section 7.4    Responsibility for Expenses.

                (a) No Compensation. Except as provided in this Section 7.4 and elsewhere in this Agreement (including the provisions of Article 5 and Article 6 regarding distributions, payments, and allocations to which it may be entitled), the General Partner shall not be compensated for its services as general partner of the Partnership.

                (b) Responsibility for Ownership and Operation Expenses. The Partnership shall be responsible for and shall pay all expenses relating to the Partnership's ownership of its assets, and the operation of, or for the benefit of, the Partnership, and the General Partner shall be reimbursed on a monthly basis, or such other basis as the General Partner may determine in its sole and absolute discretion, for all expenses it incurs relating to the Partnership's ownership of its assets and the operation of, or for the benefit of, the Partnership. Such reimbursements shall be in addition to any reimbursement to the General Partner pursuant to Section 10.3(c) and as a result of indemnification pursuant to Section 7.7. The General Partner shall determine in good faith the amount of expenses incurred by it relating to the operation of, or that inure to the benefit of, the Partnership. In the event that certain expenses are incurred for the benefit of the Partnership and other Persons (including the General Partner), such expenses will be allocated to the Partnership and such other Persons in such a manner as the General Partner deems fair and reasonable.

                (c) Responsibility for Organizational Expenses. The Partnership shall be responsible for and shall pay all expenses incurred relating to the organization of the Partnership.

                (d) Partnership Interest Issuance Expenses. The General Partner shall be reimbursed for all expenses it incurs relating to any issuance of additional Partnership Interests pursuant to Section 4.2 or
         Section 4.5 hereof, all of which shall be expenses of the Partnership.

                (e) Other Expenses. The Partnership agrees to pay, as costs and expenses of the Partnership, any reasonable costs and expenses reasonably incurred by the General Partner which do not specifically relate to the Partnership's operations but are necessary or desirable in connection with the General Partner's business or for the benefit of the General Partner's shareholders, including expenses of employees of the General Partner that are not specifically allocable to services provided to the Partnership, directors' fees paid by the General Partner, the costs of complying with applicable statutes and regulations (including preparing and filing periodic reports with the Securities and Exchange Commission) and costs and expenses incurred in issuing or redeeming shares of the General Partner where the proceeds of such shares have been contributed to the Partnership. The Limited Partners expressly acknowledge that the Limited Partners will benefit by reason of the distribution provisions of Section 5.1, and that the Limited Partners therefore will benefit indirectly from the Partnership paying such expenses.

         Section 7.5 Outside Activities of the General Partner. The General Partner shall not directly, or indirectly through any Affiliate, enter into, engage in or conduct any activity or performing for a fee any service including (without limiting the generality of the foregoing) engaging in any business dealing with real property of any type or location, except through or for the account of the Partnership; provided, however, that to the extent required by the then current federal income tax law or determined by the General Partner to be in the best interest of its shareholders under the then current federal income tax law, the General Partner or any of its Affiliates may hold stock or other interests in Regency Realty Group, Inc. or its successors.

         Section 7.6    Contracts with Affiliates.

                (a) General. The General Partner or any of its Affiliates may enter into transactions or agreements with the Partnership, including transactions and agreements (i) to sell, transfer or convey any property to, or purchase any property from, the Partnership, directly or indirectly, or (ii) for the provision of services to the Partnership, provided that such transactions or agreements, including transactions and agreements with Security Capital Investment Research, Inc. or any of its Affiliates, are on terms that are fair and reasonable and no less favorable to the Partnership than would be obtained from an unaffiliated third party in connection therewith. In entering into such transactions with Affiliates the General Partner shall not allocate expenses and similar items disproportionately between the General Partner and the Partnership.

                (b) Employee Benefit Plans. The General Partner may propose and adopt on behalf of the Partnership employee benefit plans funded by the Partnership for the benefit of employees of the General Partner, the Partnership, Subsidiaries of the

         Partnership or any Affiliate of any of them in respect of services performed, directly or indirectly, for the benefit of the Partnership, the General Partner, or any of the Partnership's Subsidiaries.

                (c) Conflict Avoidance Agreements. The General Partner is expressly authorized to enter into, in the name and on behalf of the Partnership, a right of first opportunity arrangement and other conflict avoidance agreements with various Affiliates of the Partnership and the General Partner, on such terms as the General Partner believes are advisable, subject to the provisions of Section 7.6(a) hereof.

         Section 7.7    Indemnification.

                (a) General. The Partnership shall indemnify an Indemnitee from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that relate to the operations of the Partnership as set forth in this Agreement in which any Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, unless it is established that: (i) the act or omission of the Indemnitee was material to the matter giving rise to the proceeding and constituted willful misconduct or fraud; (ii) the Indemnitee actually received an improper personal benefit in money, property or services; or (iii) in the case of any criminal proceeding, the Indemnitee had reasonable cause to believe that the act or omission was unlawful. The termination of any proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct set forth in this Section 7.7(a). The termination of any proceeding by conviction or upon a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the Indemnitee acted in a manner contrary to that specified in this Section 7.7(a). Any indemnification pursuant to this Section 7.7 shall be made only out of the assets of the Partnership.

                (b) Advancement of Expenses. Reasonable expenses incurred by an Indemnitee who is, or is threatened to be made, a party to a proceeding may be paid or reimbursed by the Partnership in advance of the final disposition of the proceeding upon receipt by the Partnership of (i) a written affirmation by the Indemnitee of the Indemnitee's good faith belief that the standard of conduct necessary for indemnification by the Partnership as authorized in this Section 7.7 has been met and
         (ii) a written undertaking by or on behalf of the Indemnitee to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

                (c) No Limitation of Rights. The indemnification provided by this Section 7.7 shall be in addition to any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to any vote of the Partners, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity.

                (d) Insurance. The Partnership may purchase and maintain insurance, on behalf of the Indemnitees and such other Persons as the General Partner shall determine, against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Partnership's activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.

                (e) No Personal Liability for Partners. In no event may an Indemnitee subject any Partner to personal liability by reason of the indemnification provisions set forth in this Agreement.

                (f) Interested Transactions. An Indemnitee shall not be denied indemnification in whole or in part under this Section 7.7 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

                (g) Benefit. The provisions of this Section 7.7 are for the benefit of the Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons.

         Section 7.8    Liability of the General Partner.

                (a) General. Notwithstanding anything to the contrary set forth in this Agreement, the General Partner shall not be liable for monetary damages to the Partnership, any Partners or any Assignees for losses sustained or liabilities incurred as a result of errors in judgment or of any act or omission if the General Partner acted in good faith.

                (b) No Obligation to Consider Interests of Limited Partners. The Limited Partners expressly acknowledge that the General Partner is acting on behalf of the Partnership, the General Partner and Regency's shareholders collectively, that except as provided in Section 7.1(e) with respect to the establishment and maintenance of working capital reserves, except as provided in Section 7.1(f) with respect to tax consequences, except as expressly provided otherwise in Section 7.1(a)(iv), Section 7.1(a)(ix) and Section 7.1(a)(xi) with respect to the powers of the General Partner, the General Partner is under no obligation to consider the separate interests of the Limited Partners (including, without limitation, the tax consequences to Limited Partners or Assignees except as expressly provided otherwise in Section 7.1(f)) in deciding whether to cause the Partnership to take (or decline to take) any actions which the General Partner has undertaken in good faith on behalf of the Partnership, and that the General Partner shall not be liable for monetary damages for losses sustained, liabilities incurred, or benefits not derived by Limited Partners in connection with such decisions, provided that the General Partner has acted in good faith and in accordance with the provisions of this Agreement. For purposes hereof, a Person acting in a manner which furthers compliance by Regency with the REIT requirements of the Code, shall be deemed to satisfy the standards of conduct hereunder. The Limited Partners further expressly acknowledge that Regency is obligated to cause the Partnership to take (or decline to take) certain actions in order to assist Security Capital and its Affiliates in avoiding classification as a passive foreign investment company within the meaning of Section 1296 of the Code. Such obligation is set forth on Schedule 7.8(b).

                (c) Acts of Agents. Subject to its obligations and duties as General Partner set forth in Section 7.1(a) hereof, the General Partner may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agents. The General Partner shall not be responsible for any misconduct or negligence on the part of any such agent appointed by it in good faith.

                (d) Effect of Amendment. Any amendment, modification or repeal of this Section 7.8 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the General Partner's liability to the Partnership and the Limited Partners under this Section 7.8 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

         Section 7.9    Other Matters Concerning the General Partner.

                (a) Reliance on Documents. The General Partner may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

                (b) Reliance on Consultants and Advisers. The General Partner may consult with legal counsel, accountants, appraisers, management consultants, investment bankers and other consultants and advisers selected by it, and any act taken or omitted to be taken in reliance upon and in accordance with the opinion of such Persons as to matters which such General Partner reasonably believes to be within such Person's professional or expert competence shall be conclusively presumed to have been done or omitted in good faith and in accordance with such opinion.

                (c) Action Through Officers and Attorneys. The General Partner shall have the right, in respect of any of its powers or obligations hereunder, to act through any of its duly authorized officers and a duly appointed attorney or attorneys-in-fact. Each such attorney shall, to the extent provided by the General Partner in the power of attorney, have full power and authority to do and perform all and every act and duty which is permitted or required to be done by the General Partner hereunder.

                (d) Actions to Maintain REIT Status or Avoid Taxation of the General Partner. Notwithstanding any other provisions of this Agreement or the Act, any action of the General Partner on behalf of the Partnership or any decision of the General Partner to refrain from acting on behalf of the Partnership, undertaken in the good faith belief that such action or omission is necessary or advisable in order
         (i) to protect the ability of Regency to continue to qualify as a REIT or (ii) to avoid Regency incurring any taxes under Section 857 or
         Section 4981 of the Code, is expressly authorized under this Agreement and is deemed approved by all of the Limited Partners.

         Section 7.10 Title to Partnership Assets. Title to Partnership assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner, individually or collectively, shall have any ownership interest in such Partnership assets or any portion thereof. Title to any or all of the Partnership assets may be held in the name of the Partnership, the General Partner or one or more nominees, as the General Partner may determine, including Affiliates of the General Partner. The General Partner hereby declares and warrants that any Partnership assets for which legal title is held in the name of the General Partner or any nominee or Affiliate of the General Partner shall be held by the General Partner for the use and benefit of the Partnership in accordance with the provisions of this Agreement and any separate nominee agreement; provided, however, that the General Partner shall use its reasonable best efforts to cause beneficial and record title to such assets to be vested in the Partnership as soon as reasonably practicable in light of all the facts and circumstances, including, but not limited to, third party consents and transfer taxes. All Partnership assets shall be recorded as the property of the Partnership in its books and records, irrespective of the name in which legal title to such Partnership assets is held.

         Section 7.11 Reliance by Third Parties. Notwithstanding anything to the contrary in this Agreement, any Person dealing with the Partnership shall be entitled to assume that the General Partner has full power and authority to encumber, sell or otherwise use in any manner any and all assets of the Partnership and to enter into any contracts on behalf of the Partnership, and such Person shall be entitled to deal with the General Partner as if it were the Partnership's sole party in interest, both legally and beneficially. Each Limited Partner hereby waives any and all defenses or other remedies which may be available against such Person to contest, negate or disaffirm any action of the General Partner in connection with any such dealing. In no event shall any Person dealing with the General Partner or its representatives be obligated to ascertain that the terms of this Agreement have been complied with or to inquire into the necessity or expedience of any act or action of the General Partner or its representatives. Each and every certificate, document or other instrument executed on behalf of the Partnership by the General Partner or its representatives shall be conclusive evidence in favor of any and every Person relying thereon or claiming thereunder that (i) at the time of the execution and delivery of such certificate, document or instrument, this Agreement was in full force and effect, (ii) the Person executing and delivering such certificate, document or instrument was duly authorized and empowered to do so for and on behalf of the Partnership and (iii) such certificate, document or instrument was duly executed and delivered in


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

accordance with the terms and provisions of this Agreement and is binding upon the Partnership.

         Section 7.12 Redemption of Units Held by General Partner. Whenever the General Partner redeems any of its shares, the Partnership (i) shall redeem a matching number of Units (after giving effect to the Unit Adjustment Factor) of the same type at the same redemption price as that paid by the General Partner so as to preserve the one-to-one equivalency (after giving effect to the Unit Adjustment Factor) between outstanding shares of the General Partner and Units held by the General Partner, and (ii) the Partnership shall reimburse the General Partner for all costs incurred in connection with the share redemption, which shall be expenses of the Partnership.

                                    Article 8
                   Rights And Obligations Of Limited Partners

         Section 8.1 Limitation of Liability. The Limited Partners shall have no liability under this Agreement except as expressly provided in Section 5.3 hereof, or under the Act.

         Section 8.2 Management of Business. No Limited Partner or Assignee (other than the General Partner, any of its Affiliates or any officer, director, employee, partner, agent or trustee of the General Partner, the Partnership or any of their Affiliates, in their capacity as such) shall take part in the operation, management or control (within the meaning of the Act) of the Partnership's business, transact any business in the Partnership's name or have the power to sign documents for or otherwise bind the Partnership. The transaction of any such business by the General Partner, any of its Affiliates or any officer, director, employee, partner, agent or trustee of the General Partner, the Partnership or any of their Affiliates, in their capacity as such, shall not affect, impair or eliminate the limitations on the liability of the Limited Partners or Assignees under this Agreement.

         Section 8.3 Outside Activities of Limited Partners. Subject to any agreements entered into by a Limited Partner or its Affiliates with the General Partner, the Partnership or a Subsidiary or an Affiliate of any of them, the following rights shall govern outside activities of Limited Partners: (i) any Limited Partner and any officer, director, employee, agent, trustee, Affiliate, partner, beneficiary or shareholder of any such Limited Partner shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities in direct competition with the Partnership, the General Partner or their Affiliates; (ii) neither the Partnership nor any Partners shall have any rights by virtue of this Agreement in any business ventures of any Partner or Assignee; (iii) none of the Partners nor any other Person shall have any rights by virtue of this Agreement or the partnership relationship established hereby in any business ventures of any other Person, and such Person shall have no obligation pursuant to this Agreement to offer any interest in any such business ventures to the Partnership, any Partner or any such other Person, even if such opportunity is of a character which, if presented to the Partnership, any Partner or such other Person, could be taken by such Person; (iv) the fact that a Partner may encounter opportunities to purchase, otherwise acquire, lease, sell or otherwise dispose of real or personal property and may take advantage of such opportunities himself or introduce such opportunities to entities in which it has or has not any interest, shall not subject such Partner to liability to the Partnership or any of the other Partners on account of the lost opportunity; and (v) except as otherwise specifically provided herein, nothing contained in this Agreement shall be deemed to prohibit a Partner or any Affiliate of a Partner from dealing, or otherwise engaging in business, with Persons transacting business with the Partnership or from providing services relating to the purchase, sale, rental, management or operation of real or personal property (including real estate brokerage services) and receiving compensation therefor, from any Persons who have transacted business with the Partnership or other third parties.

         Section 8.4 Priority Among Partners. Except to the extent provided by Section 4.2, Section 4.5, Section 5.1(b), Section 6.2 or Section 6.3 hereof, or except as otherwise expressly provided in this Agreement, no Partner (Limited or General) or Assignee shall have priority over any other Partner (Limited or General) or Assignee either as to the return of Capital Contributions or as to profits, losses or distributions.

         Section 8.5    Rights of Limited Partners Relating to the Partnership.

                (a) Copies of Business Records. In addition to other rights provided by this Agreement or by the Act, and except as limited by
         Section 8.5(c) hereof, each Limited Partner shall be provided the following without demand, except as otherwise provided below, at the Partnership's expense:

                        (i) promptly after becoming available, a copy of the most recent annual, quarterly and current reports and proxy statements filed with the Securities and Exchange Commission by Regency pursuant to the Securities Exchange Act of 1934, if any;

                        (ii) promptly after becoming available, a copy of the Partnership's federal, state and local income tax returns for each Partnership Year;

                        (iii) upon written demand and for a purpose reasonably related to such Limited Partner's interest as a Limited Partner in the Partnership, a current list of the name and last known business, residence or mailing address of each Partner;

                        (iv) a copy of this Agreement and (upon written demand) the Certificate and all amendments hereto or (upon written demand) to the Certificate, together with executed copies of all powers of attorney pursuant to which this Agreement, the Certificate and all amendments hereto and thereto have been executed; and

                        (v) upon written demand, true and full information regarding the amount of cash and a description and statement of any other property or services contributed by each Partner and which each Partner has agreed to contribute in the future, and the date on which each became a Partner.

                (b) Notification of Changes in Unit Adjustment Factor. The General Partner shall notify each Limited Partner (other than any Partner who does not have a Redemption Right) in writing of any change made to the Unit Adjustment Factor within 10 Business Days of the date such change becomes effective.

                (c) Confidential Information. Notwithstanding any other provision of this Section 8.5, the General Partner may keep confidential from the Limited Partners, for such period of time as the General Partner determines in its discretion to be reasonable, any information (i) relating to the General Partner or any of its Affiliates or the conduct of their business that the General Partner believes, in its good faith judgment, the disclosure of which information would adversely affect a material financing, acquisition, disposition of assets or securities or other comparable transaction to which the General Partner or any of its Affiliates is a party, (ii) that the General Partner believes to be in the nature of trade secrets of Regency or its Affiliates or (iii) that the Partnership, Regency or any of their Affiliates is required by law or by agreements with unaffiliated third parties to keep confidential. Nothing contained in this Section 8.5(c) shall permit the General Partner to keep confidential from the Limited Partners any information relating to the Partnership or its business.

         Section 8.6 Redemption of Units. The Redemption Rights of the Original Limited Partners are set forth in this Section 8.6. Any Redemption Rights granted to Additional Limited Partners shall be set forth in amendments to this Agreement or in separate redemption agreements.

                (a) Exercise. Subject to the provisions of this Section 8.6, the Original Limited Partners shall have the right (the "Redemption Right") to require the Partnership to redeem any Unit held by such Original Limited Partner in exchange for the Redemption Amount to be paid by the Partnership. A Redemption Right shall be exercised pursuant to a Notice of Redemption delivered to the General Partner by the Original Limited Partner who is exercising the Redemption Right (the "Redeeming Partner"), which shall be irrevocable except as set forth in this Section 8.6(a). The redemption shall occur on the Specified Redemption Date; provided, however, a Specified Redemption Date shall not occur until such later date as may be specified pursuant to any agreement with an Original Limited Partner. An Original Limited Partner may exercise a Redemption Right any time and any number of times. A Redeeming Partner may not exercise the Redemption Right for less than 1,000 Units or, if such Redeeming Partner holds less than 1,000 Units, all of the Units held by such Redeeming Partner. If (i) an Original Limited Partner acquires any Units after the First Closing from another Original Limited Partner or holds or acquires any Shares otherwise than pursuant to the exercise of a Redemption Right hereunder and (ii) the issuance of a Share Amount pursuant to the exercise of a Redemption Right would violate the provisions of Section 5.2 of the Articles of Incorporation as a result of the ownership of such Shares so acquired by such Original Limited Partner (the number of Shares in excess of the number of Shares permitted pursuant to said Section 5.2 is herein referred to as the "Excess Shares") and (iii) such Original Limited Partner does not revoke or amend the exercise of such Redemption Right to comply with the provisions of said Section 5.2 of the Articles of Incorporation within five days after receipt of written notice from the General Partner that the redemption would be in violation thereof, then the Partnership shall pay to such Redeeming Partner, in lieu of the Share Amount or the Cash Amount attributable to the Excess Shares, the amount which would be payable to such Redeeming Partner pursuant to Section 5.3 of the Articles of Incorporation if such Excess Shares were issued in violation of Section 5.2 of the Articles of Incorporation and Regency exercised the remedies pursuant to said Section 5.3 of the Articles of Incorporation. The relevant provisions of the Articles of Incorporation as presently in effect are attached hereto as Section 8.6(a). This
         Section 8.6(a) shall in no way or manner be construed as limiting the application of the Articles of Incorporation or constitute any form of waiver or exemption thereunder.

                (b) Payment. The General Partner shall have the right to elect to fund the Redemption Amount through the issuance of (i) the Share Amount or (ii) the Cash Amount The Redeeming Partner shall have no right, with respect to any Unit so redeemed, to receive any distributions paid by the Partnership after the Specified Redemption Date.

                (c) Exceptions for Payment. Notwithstanding anything contained in this Section 8.6 to the contrary, the following provisions shall apply with respect to the payment of a Redemption Amount:

                        (i) If the funding of the Share Amount with respect to
                the exercise of a Redemption Right would cause the issuance of the Shares in connection therewith to violate Article 5.14 of the Articles of Incorporation of Regency, then the Redeeming Partner shall not have the right to receive the Share Amount with respect to the issuance of any Shares resulting in such a violation, and the balance of any Redemption Amount relating to the exercise of such Redemption Right shall be paid by a Cash Amount. A Non-U.S. Person who (i) has signed a Waiver and Consent Agreement in the form of Exhibit C attached hereto for the benefit of Regency and Security Capital (the "Security Capital Waiver and Consent") and (ii) is exercising a Redemption Right (and will receive a Share Amount) in compliance with the Security Capital Waiver and Consent, will not be in violation of the provisions of Article 5.14 of the Articles of Incorporation if (x) the aggregate number of Shares to be issued on such Specified Redemption Date to all Redeeming Partners who are Non-U.S. Persons is equal to or less than (y) the aggregate number of Shares to be issued on such Specified Redemption Date to all Redeeming Partners who are other than Non-U.S. Persons (the maximum number of Shares which may be issued to Redeeming Partners on a Specified Redemption Date who are Non-U.S. Persons in order to satisfy the foregoing requirement is herein referred to as the "Matching Share

                Amount"). If more than one Redeeming Partner who is a Non-U.S. Person exercises a Redemption Right for the same Specified Redemption Date and if the aggregate Share Amount payable to all such Redeeming Partners would cause the issuance of Shares to such Non-U.S. Persons to exceed the Matching Share Amount on such Specified Redemption Date, then the Matching Share Amount shall be allocated among such Redeeming Partners who are Non-U.S. Persons pro rata in proportion to the respective Share Amounts otherwise payable to such Redeeming Partners, and any balance of a Redemption Amount payable to any such Redeeming Partner on such Specified Redemption Date shall be paid by a Cash Amount.

                        (ii) If the issuance of Shares for a Share Amount to a Redeeming Partner would be in violation of the Securities Act and applicable state securities laws then such Redeeming Partner shall not have the right to receive the Share Amount, and the Redemption Amount shall be paid by the Cash Amount; provided, however, the issuance of Shares for a Share Amount shall not violate the registration requirements of the Securities Act as in effect on the date hereof if such Shares are issued to an "accredited investor" as defined in the Securities Act.

                (d)     [Intentionally omitted.]

                (e) Conditions. As a condition to exercising a Redemption Right, each Redeeming Partner shall execute a Notice of Redemption in the form attached as Exhibit B and, if a Non-U.S. Person, the Security Capital Waiver and Consent in the form attached as Exhibit C; and execute such other documents and take such other actions as the General Partner may reasonably require, including a Foreign Investment and Real Property Tax Act ("FIRPTA") or similar state and/or local affidavit (or make appropriate arrangements for deposit with the General Partner for payment to the Internal Revenue Service or any state or local governmental authority of the amount required for the General Partner to comply with the withholding provisions of such federal, state and local laws, and if applicable, providing a withholding certificate evidencing the Redeeming Partner's right to a reduced rate of FIRPTA withholding). As a further condition to exercising a Redemption Right, the Units to be redeemed shall be delivered to the Partnership or Regency, as the case may be, free and clear of all liens, security interests, deeds of trust, pledges and other encumbrances of any nature whatsoever (collectively the "Liens"), subject to the provisions of
         Section 5.3 hereof. In the event any Lien exists on the Specified Redemption Date with respect to the Units to be redeemed, neither the Partnership nor Regency (if Regency assumes the Redemption Right pursuant to Section 8.7) shall have any obligation to redeem such Units, unless, in connection therewith, the General Partner has elected to pay a portion of the Redemption Amount in cash and such cash is sufficient to discharge such Lien, subject to the provisions of Section
         5.3 hereof. Each Redeeming Partner hereby expressly authorizes the General Partner to apply such portion of such cash as may be necessary to discharge such Lien in full.

                (f)     [Intentionally Omitted.]

                (g) Regency Agreement. Regency agrees (i) to perform Regency's obligations described in this Section 8.6, (ii) to cause the General Partner to perform the General Partner's obligations described in this Section 8.6 and (iii) to cause the General Partner to cause the Partnership to perform the Partnership's obligations described in this
         Section 8.6.

                (h) Additional Rights. In case Regency shall issue rights, options or warrants to all holders of its Shares entitling them to subscribe for or purchase Shares or other securities convertible into Shares at a price per share less than the current per share market price as of the day before the "ex date" with respect to the issuance or distribution requiring such computation, each Original Limited Partner holding Redemption Rights shall be entitled to receive such number of such rights, options or warrants, as the case may be, as he would have been entitled to receive had he exercised all of his then existing Redemption Rights immediately prior to the record date for such issuance by Regency. The term "ex date" shall mean the first date on which Shares trade regularly without the right to receive such issuance or distribution. In case the Shares shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than subdivision or combination of Shares or a stock dividend described in this definition), then and in each such event the Original Limited Partners holding Redemption Rights shall have the right thereafter to exercise their Redemption Rights for the kind and amount of shares and other securities and property that would have been received upon such reorganization, reclassification or other change by holders of the number of Shares with respect to which such Redemption Rights could have been exercised immediately prior to such reorganization, reclassification or change.

                (i) Distributions. A Redeeming Partner exercising a Redemption Right with a Specified Redemption Date after a Partnership Record Date and prior to the payment of the distribution of Available Cash relating to such Partnership Record Date shall retain the right to receive such distribution with respect to such Units redeemed on such Specified Redemption Date.

         Section 8.7 Regency's Assumption of Right. Notwithstanding the provisions of Section 8.6, Regency may, in its sole and absolute discretion, assume directly and satisfy a Redemption Right by paying to the Redeeming Partner the Share Amount on the Specified Redemption Date, whereupon Regency shall acquire the Units offered for redemption by the Redeeming Partner and shall be treated for all purposes of this Agreement as the owner of such Units, which shall become General Partner Units. In the event Regency shall exercise its right to satisfy the Redemption Right in the manner described in the preceding sentence, the Partnership shall have no obligation to pay any amount to the Redeeming Partner with respect to such Redeeming Partner's exercise of the Redemption Right, and each of the Redeeming Partner, the Partnership, the General Partner and Regency shall treat the transaction between Regency and the Redeeming Partner as a sale of the Redeeming Partner's Units to Regency for federal income tax purposes. Regency agrees that if the General Partner elects to pay the Redemption Amount through the payment of the Share Amount, Regency shall guarantee the General Partner's payment thereof.

                                   Article 9
                     Books, Records, Accounting And Reports

         Section 9.1 Records and Accounting. The General Partner shall keep or cause to be kept at the principal office of the Partnership appropriate books and records with respect to the Partnership's business, including, without limitation, all books and records necessary to provide to the Limited Partners any information, lists and copies of documents required to be provided pursuant to Section 8.5 or Section 9.3 hereof. Any records maintained by or on behalf of the Partnership in the regular course of its business may be kept on, or be in the form of, magnetic tape, photographs, micrographics or any other information storage device; provided, that the records so maintained are convertible into clearly legible written form within a reasonable period of time. The books of the Partnership shall be maintained for financial purposes on an accrual basis in accordance with generally accepted accounting principles and for tax reporting purposes on the accrual basis.

         Section 9.2 Fiscal Year. The fiscal year of the Partnership shall be the calendar year.

         Section 9.3    Reports.

                (a) Annual Reports. As soon as practicable, but in no event later than the date when mailed to Regency's shareholders, the General Partner shall cause to be mailed to each Limited Partner as of the close of the Partnership Year, an annual report containing financial statements of the Partnership, or of Regency if such statements are prepared solely on a consolidated basis with Regency for such Partnership Year, presented in accordance with generally accepted accounting principles, such statements to be audited by a nationally recognized firm of independent public accountants selected by the General Partner.

                (b) Quarterly Reports. As soon as practicable, but in no event later than the date when mailed to Regency's shareholders, the General Partner shall cause to be mailed to each Limited Partner as of the last day of the calendar quarter (except the last calendar quarter of each year) who has asked to be placed on the mailing list for the same, a report containing unaudited financial statements of the Partnership, or of Regency if such statements are prepared solely on a consolidated basis with Regency, and such other information as may be required by applicable law or regulation, or as the General Partner determines to be appropriate.

                (c) Other. During the pendency of the Redemption Rights, Limited Partners holding Redemption Rights shall receive in a timely manner all other communications transmitted from time to time by Regency to its shareholders.

                                   Article 10
                                   Tax Matters

         Section 10.1 Preparation of Tax Returns. The General Partner shall arrange for the preparation and timely filing of all returns of Partnership income, gains, deductions, losses and other items required of the Partnership for federal and state income tax purposes and shall use all reasonable efforts to furnish, within 90 days of the close of each taxable year, the tax information reasonably required by Limited Partners for federal and state income tax reporting purposes.

         Section 10.2 Tax Elections. Except as otherwise provided herein, the General Partner shall, in its sole and absolute discretion, determine whether to make any available election pursuant to the Code; provided, however, that the General Partner shall make the election under Section 754 of the Code in accordance with applicable Regulations thereunder. The General Partner shall have the right to seek to revoke any such election (including, without limitation, the election under Section 754 of the Code) upon the General Partner's determination in its sole and absolute discretion that such revocation is in the best interests of the Partners.

         Section 10.3   Tax Matters Partner.

                (a) General. The General Partner shall be the "tax matters partner" of the Partnership for federal income tax purposes. Pursuant to Section 6223(c) of the Code, upon receipt of notice from the IRS of the beginning of an administrative proceeding with respect to the Partnership, the tax matters partner shall furnish the IRS with the name, address and profit interest of each of the Limited Partners; provided, however, that such information is provided to the Partnership by the Limited Partners.

                (b) Powers. The tax matters partner is authorized, but not required:

                        (i) to enter into any settlement with the IRS with respect to any administrative or judicial proceedings for the adjustment of Partnership items required to be taken into account by a Partner for income tax purposes (such administrative proceedings being referred to as a "tax audit" and such judicial proceedings being referred to as "judicial review"), and in the settlement agreement the tax matters partner may expressly state that such agreement shall bind all Partners, except that such settlement agreement shall not bind any Partner (1) who (within the time prescribed pursuant to the Code and Regulations) files a statement with the IRS providing that the tax matters partner shall not have the authority to enter into a settlement agreement on behalf of such Partner or
                (2) who is a "notice partner" (as defined in Section 6231 of the Code) or a member of a "notice group" (as defined in Section 6223(b)(2) of the Code), and, to the extent provided by law, the General Partner shall cause each Limited Partner to be designated a notice partner;

                        (ii) in the event that a notice of a final administrative adjustment at the Partnership level of any item required to be taken into account by a Partner for tax purposes (a "final adjustment") is mailed or otherwise given to the tax matters partner, to seek judicial review of such final adjustment, including the filing of a petition for readjustment with the Tax Court or the United States Claims Court, or the filing of a complaint for refund with the District Court of the United States for the district in which the Partnership's principal place of business is located;

                        (iii) to intervene in any action brought by any other Partner for judicial review of a final adjustment;

                        (iv) to file a request for an administrative adjustment with the IRS at any time and, if any part of such request is not allowed by the IRS, to file an appropriate pleading (petition, complaint or other document) for judicial review with respect to such request;

                        (v) to enter into an agreement with the IRS to extend the period for assessing any tax which is attributable to any item required to be taken into account by a Partner for tax purposes, or an item affected by such item; and

                        (vi) to take any other action on behalf of the Partners of the Partnership in connection with any tax audit or judicial review proceeding to the extent permitted by applicable law or regulations.

                The taking of any action and the incurring of any expense by the tax matters partner in connection with any such proceeding, except to the extent required by law, is a matter in the sole and absolute discretion of the tax matters partner, and the provisions relating to indemnification of the General Partner set forth in Section 7.7 of this Agreement shall be fully applicable to the tax matters partner in its capacity as such.

                (c) Reimbursement. The tax matters partner shall receive no compensation for its services. All third-party costs and expenses incurred by the tax matters partner in performing its duties as such (including legal and accounting fees) shall be borne by the Partnership. Nothing herein shall be construed to restrict the Partnership from engaging an accounting firm and a law firm to assist the tax matters partner in discharging his duties hereunder, so long as the compensation paid by the Partnership for such services is reasonable.

         Section 10.4 Organizational Expenses. The Partnership shall elect to deduct expenses, if any, incurred by it in organizing the Partnership ratably over a 60 month period as provided in Section 709 of the Code.

                                   Article 11
                            Transfers And Withdrawals

         Section 11.1   Transfer.

                (a)     Definition. The term "transfer," when used in this
         Article 11 with respect to a Partnership Unit, shall be deemed to refer to a transaction by which the General Partner purports to assign its General Partnership Interest to another Person or by which a Limited Partner purports to assign its Limited Partnership Interest to another Person, and includes a sale, assignment, gift, pledge, encumbrance, hypothecation, mortgage, exchange or any other disposition by law or otherwise. The term "transfer" when used in this Article 11 does not include any redemption of Partnership Units by a Limited Partner.

                (b) Requirements. No Partnership Interest shall be transferred, in whole or in part, except in accordance with the terms and conditions set forth in this Article 11. Any transfer or purported transfer of a Partnership Interest not made in accordance with this
         Article 11 shall be null and void.

         Section 11.2   Transfer of General Partner's Partnership Interests.

                (a) General Partnership Interest. The General Partner may not transfer any of its General Partnership Interest (other than any transfer to an Affiliate of the General Partner) or withdraw as General Partner (other than pursuant to a permitted transfer), other than in connection with a transaction described in Section 11.2(b). Any transfer or purported transfer of the General Partner's Partnership Interest not made in accordance with this Section 11.2 shall be null and void. Notwithstanding any permitted transfer of its General Partnership Interest or withdrawal as General Partner hereunder (other than in connection with a transaction described in Section 11.2(b)), Regency shall remain subject to Section 8.6 and Section 8.7 of this Agreement unless such transferee General Partner provides substantially similar rights to the Limited Partners and Consent of the Limited Partners is obtained. Nothing contained in this Section 11.2(a) shall entitle the General Partner to withdraw as General Partner unless a successor General Partner has been appointed and approved by the Consent of the Limited Partners. Any General
          Partner other than Regency admitted to the Partnership by reason of being an Affiliate of Regency shall be a subsidiary of Regency so long as it is the General Partner, unless the Consent of the Limited Partners is obtained.

                (b) Transfer in Connection With Reclassification, Recapitalization, or Business Combination Involving General Partner. Subject to the provisions of Section 4.5(f), neither the General Partner nor Regency shall engage in any merger, consolidation or other business combination or transaction with or into another Person or sale of all or substantially all of its assets, or any reclassification, or recapitalization (other than a change in par value, or a change in the number of shares of Common Stock resulting from a subdivision or combination as described in the definition of Unit


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

         Adjustment Factor) ("Transaction"), unless as a result of the Transaction such other Person (i) agrees that each Limited Partner who holds a Redemption Right shall thereafter remain entitled to exchange each Partnership Unit owned by such Limited Partner (after application of the Unit Adjustment Factor) for an amount of cash, securities, or other property equal to the greatest amount of cash, securities or other property paid to a holder of one Share in consideration of one Share which a Limited Partner holding a Redemption Right would have received at any time during the period from and after the date on which the Transaction is consummated, as if the Limited Partner had exercised its Redemption Right immediately prior to the Transaction and received the Share Amount, and (ii) agrees to assume the General Partner's obligations pursuant to Section 8.6 hereof, provided, that if, in connection with the Transaction, a purchase, tender or exchange offer shall have been made to and accepted by the holders of more than 50 percent of the outstanding shares of Common Stock, the holders of such Partnership Units shall receive the greatest amount of cash, securities, or other property which a Limited Partner holding a Redemption Right would have received had it exercised the Redemption Right and received the Share Amount in redemption of its Partnership Units immediately prior to the expiration of such purchase, tender or exchange offer. Prior to consummating any such Transaction, Regency shall cause appropriate amendments to be made to this Agreement pursuant to Section 14.1(b) (including the definitions of Shares, Unit Adjustment Factor and Value) to carry out the intent of the parties that the rights of the Limited Partners holding Redemption Rights hereunder shall not be prejudiced as the result of any such Transaction. Notwithstanding anything contained in this Section 11.2(b) to the contrary, the General Partner shall not engage in a Transaction that causes the Original Limited Partners to recognize gain or loss for federal income tax purposes.

                (c) Limited Partnership Interests. The General Partner may transfer all or any portion of its Limited Partnership Interests, or any of the rights associated with such Limited Partnership Interests, to any party without the consent of the Partnership or any Partner (regardless of whether such transfer triggers a termination of the Partnership for tax purposes under Section 708 of the Code).

                (d) Admission of Additional General Partner. Except as provided in Section 11.2(a) and Section 11.2(b), the General Partner may not admit an additional general partner other than an Affiliate of the General Partner pursuant to Section 11.2(a).

         Section 11.3   Limited Partners' Rights to Transfer.

               (a) General. No transfer of a Limited Partnership Interest by a Limited Partner is permitted without the prior written consent of the General Partner, which it may withhold in its sole and absolute discretion; provided, that a Limited Partner may transfer Units without the consent of the General Partner: (i) to members of the Limited Partner's Immediate Family or one or more trusts for their benefit pursuant to applicable laws of descent and distribution, gift or otherwise; (ii) among its Affiliates; (iii) to a lender, provided that the Units are not Pledged Units, where such Units are


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

         pledged to secure a bona fide obligation of the Limited Partner and any transfer in accordance with the rights of such lender under the instruments evidencing such obligation (provided that the General Partner receives 10 days prior written notice of any transfer under this clause (a)); (iv) if the Limited Partner is a trust, to the beneficiaries of the Limited Partner or to another trust (1) that is either established by the same grantor as the Limited Partner or (2) whose beneficiaries consist of members of the Immediate Family of the grantor of the Limited Partner or (3) whose beneficiaries consist of beneficiaries of the transferor trust or members of their Immediate Family; (v) if the Limited Partner is an entity, to the direct or indirect equity holders of the Limited Partner; and (vi) to other Limited Partners. In order to effect any transfer under this Section 11.3, the Limited Partner must deliver to the General Partner a duly executed copy of the instrument making such transfer and such instrument must evidence the written acceptance by the assignee of all of the terms and conditions of this Agreement, including, where applicable, the security interest described in Section 5.3, and represent that such assignment was made in accordance with all applicable laws and regulations.

                (b) Incapacitated Limited Partners. If a Limited Partner is subject to Incapacity, the executor, administrator, trustee, committee, guardian, conservator or receiver of such Limited Partner's estate shall have all the rights of a Limited Partner, but not more rights than those enjoyed by other Limited Partners for the purpose of settling or managing the estate and such power as the Incapacitated Limited Partner possessed to transfer all or any part of his or its interest in the Partnership. The Incapacity of a Limited Partner, in and of itself, shall not dissolve or terminate the Partnership.

                (c) No Transfers Violating Securities Laws. The General Partner may prohibit any transfer by a Limited Partner of his Partnership Units if, in the opinion of legal counsel to the Partnership, such transfer would require filing of a registration statement under the Securities Act of 1933 or would otherwise violate any federal or state securities laws or regulations applicable to the Partnership or the Partnership Units.

                (d) Transfers Resulting in Corporation Status. Regardless of whether the General Partner is required to provide or has provided its consent under Section 11.3(a), no transfer by a Limited Partner of his Partnership Units (or any economic or other interest, right or attribute therein) may be made to any Person if legal counsel for the Partnership renders an opinion letter that it creates a substantial risk that the Partnership would be treated as an association taxable as a corporation.

                (e) Transfers Causing Termination. Regardless of whether the General Partner is required to provide or has provided its consent under Section 11.3(a), no transfer of any Partnership Interests other than the exercise of Redemption Rights shall be effective if such transfer would, in the opinion of counsel for the Partnership, result in the termination of the Partnership for federal income tax purposes, in which event


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

         such transfer shall be made effective as of the first fiscal quarter in which such termination would not occur, if the Partner making such transfer continues to desire to effect the transfer.

                (f) Transfer to Certain Lenders. Notwithstanding anything contained herein to the contrary, no transfer of any Partnership Units may be made to a lender to the Partnership or any Person who is related (within the meaning of Section 1.752-4(b) of the Regulations) to any lender to the Partnership whose loan constitutes a Nonrecourse Liability, without the consent of the General Partner, which consent may be given or withheld by the General Partner in its sole and absolute discretion, provided, that as a condition to such consent the lender will be required to enter into an arrangement with the Partnership and the General Partner to redeem for the Redemption Amount any Partnership Units in which a security interest is held, simultaneously with the time at which such lender would be deemed to be a partner in the Partnership for purposes of allocating liabilities to such lender under Section 752 of the Code.

                (g) Transfers by Limited Partners Requiring 1934 Act Registration. Regardless of whether the General Partner is required to provide or has provided its consent under Section 11.3(a), no transfer by a Limited Partner of his or its Limited Partnership Interest (or any economic or other interest, right or attribute therein) may be made to any Person if (i) such transfer would require the Partnership to register its equity securities under the Securities Exchange Act of 1934 and (ii) the Partnership does not then have any class of equity securities so registered.

                (h) Transfers by Series A Preferred Partners. In addition to the other restrictions on transfer set forth in this Article 11, which apply to Series A Preferred Units, no transfer of the Series A Preferred Units may be made without the consent of the General Partner, which consent may be given or withheld in its sole and absolute discretion, if such transfer would result in more than four partners holding all outstanding Series A Preferred Units within the meaning of Regulation Section 1.7704-1(h)(3).

                (i) Transfers Violating PTP Obligations. Regardless of whether the General Partner is required to provide or has provided its consent under Section 11.3(a), unless the provisions of this Section 11.3(i) are waived in writing by the General Partner, on or before December 31, 2004, no transfer (or purported transfer) by a Limited Partner of his or its Partnership Units (or any economic or other interest, right or attribute therein) may be made to any Person, and any such transfer (or purported transfer) shall be void ab initio, and no Person shall otherwise become a Partner if (a) legal counsel to the Partnership renders an opinion letter that such transfer creates a substantial risk that the Partnership would be treated as a PTP within the meaning of Section 7704 of the Code or (b) such transfer would cause the Partnership to have more than 100 Partners within the meaning of Regulation Section 1.7704-1(h)(3) immediately after such transfer ("Prohibited PTP Transfer"). If a Limited Partner presents any Units to the General Partner for transfer, the General Partner shall advise the Limited Partner


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

         within ten Business Days after receiving the transfer request if the purported transfer would constitute a Prohibited Transfer. Notwithstanding the foregoing, a transfer of Partnership Units which occurs by operation of law or as a result of a bona fide foreclosure of a lender's security interest and which would otherwise constitute a Prohibited PTP Transfer shall result in the mandatory redemption of such Units for the Share Amount simultaneously with the time at which the respective transferee would otherwise be deemed a Partner in the Partnership but for this sentence; provided, however, if the issuance of the Share Amount pursuant to this sentence would violate the provisions of Section 5.2 of the Articles of Incorporation, then the Partnership shall pay the Cash Amount in lieu of the Share Amount in satisfaction of such mandatory redemption. (For purposes of this Section 11.3, "Valuation Date" shall mean the date the Partnership receives notice of the Prohibited PTP Transfer).

         Section 11.4   Substituted Limited Partners.

                (a) Consent of General Partner Required. The Limited Partner shall have the right to substitute a transferee as a Limited Partner in his place, but only if such transferee is a permitted transferee under
         Section 11.3, in which event such substitution shall occur if the Limited Partner so provides. With respect to any other transfers, the General Partner shall have the right to consent to the admission of a transferee of the interest of a Limited Partner pursuant to this
         Section 11.4 as a Substituted Limited Partner, which consent may be given or withheld by the General Partner in its sole and absolute discretion. The General Partner's failure or refusal to permit a transferee of any such interests to become a Substituted Limited Partner shall not give rise to any cause of action against the Partnership or any Partner.

                (b) Rights and Duties of Substituted Limited Partners. A transferee who has been admitted as a Substituted Limited Partner in accordance with this Article 11 shall have all the rights and powers and be subject to all the restrictions and liabilities of a Limited Partner under this Agreement.

                (c) Amendment of Exhibit A. Upon the admission of a Substituted Limited Partner, the General Partner shall amend Exhibit A to reflect the name, address, number of Partnership Units, and Percentage Interest of such Substituted Limited Partner and to eliminate or adjust, if necessary, the name, address and interest of the predecessor of such Substituted Limited Partner.

         Section 11.5 Assignees. If a transferee is not admitted as a Substituted Limited Partner in accordance with Section 11.4(a), such transferee shall be considered an Assignee for purposes of this Agreement. An Assignee shall be entitled to all the rights of an assignee of a limited partnership interest under the Act, including (if applicable) the right to redeem Units under Section 8.6 or any separate redemption agreement, and the right to receive distributions from the Partnership and the share of Net Income, Net Losses, gain, loss and Recapture Income attributable to the Partnership Units assigned to such transferee, but shall not be deemed to be a holder of Partnership Units for any other purpose under this Agreement, and


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

shall not be entitled to vote such Partnership Units in any matter presented to the Limited Partners for a vote (such Partnership Units being deemed to have been voted on such matter in the same proportion as all Partnership Units of the same class held by Limited Partners are voted). In the event any such transferee desires to make a further assignment of any such Partnership Units, such transferee shall be subject to all the provisions of this Article 11 to the same extent and in the same manner as any Limited Partner desiring to make an assignment of Partnership Units.

         Section 11.6   General Provisions.

                (a) Withdrawal of Limited Partner. No Limited Partner may withdraw from the Partnership other than as a result of a permitted transfer of all of such Limited Partner's Partnership Units in accordance with this Article 11 or pursuant to the redemption of all of his Partnership Units.

                (b) Termination of Status as Limited Partner. Any Limited Partner who shall transfer all of his Partnership Units in a transfer permitted pursuant to this Article 11 or pursuant to the redemption of all of his Partnership Units shall cease to be a Limited Partner.

                (c) Timing of Transfers. Transfers pursuant to this Article 11 may only be made on the first day of a fiscal quarter, unless the General Partner otherwise agrees, or unless resulting by operation of law.

                (d) Allocation When Transfer Occurs. If any Partnership Interest is transferred during any quarterly segment of the Partnership's fiscal year in compliance with the provisions of this
         Article 11 or redeemed pursuant to Section 8.6, Net Income, Net Losses, each item thereof and all other items attributable to such interest for such fiscal year shall be divided and allocated between the transferor Partner and the transferee Partner by taking into account their varying interests during the fiscal year in accordance with Section 706(d) of the Code, using the interim closing of the books method (other than Net Income or Net Loss attributable to a Capital Transaction, which shall be allocated as of the Capital Transaction Record Date). Solely for purposes of making such allocations, each of such items for the calendar month in which the transfer or redemption occurs shall be allocated to the Person who is a Partner as of midnight on the last day of said month. All distributions of Available Cash with respect to which the Partnership Record Date is before the date of such transfer or redemption shall be made to the transferor Partner, and all distributions of Available Cash thereafter shall be made to the transferee Partner.

                (e) Continued Obligations Following Redemption by Certain Additional Limited Partners. Anything herein to the contrary notwithstanding, if an Additional Limited Partner is an Electing Partner (as defined in Section 13.4), and if such Additional Limited Partner exercises a Redemption Right with respect to such Additional Limited Partner's entire Limited Partnership Interest, and the General


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         Partner determines in good faith that such Redeeming Partner has exercised a Redemption Right in order to avoid such Additional Limited Partner's deficit Capital Account restoration obligations in Section 13.4, the General Partner may require, upon delivery of written notice to the Redeeming Partner no later than thirty (30) days after the applicable Specified Redemption Date, that the Redeeming Partner remain liable to restore his "Hypothetical Negative Capital Account Balance" if the Partnership adopts a plan of liquidation within three hundred sixty five (365) days following such applicable Specified Redemption Date. A Redeeming Partner's Hypothetical Negative Capital Account Balance is the hypothetical amount such Redeeming Partner would have had to pay to the Partnership pursuant to his obligations under Section
         13.4 hereof if he had remained as an Additional Limited Partner until the liquidation of the Partnership.

                                   Article 12
                              Admission Of Partners

         Section 12.1 Admission of Successor General Partner. A successor to all of the General Partner's General Partnership Interest pursuant to Section
11.2 hereof who is proposed and permitted to be admitted as a successor General Partner shall be admitted to the Partnership as the General Partner, effective upon such transfer. Any such transferee shall assume all of the General Partner's obligations under this Agreement and shall carry on the business of the Partnership without dissolution. In each case, the admission shall be subject to the successor General Partner executing and delivering to the Partnership an acceptance of all of the terms and conditions of this Agreement and such other documents or instruments as may be required to effect the admission.

         Section 12.2   Admission of Additional Limited Partners.

                (a) General. A Person who makes a Capital Contribution to the Partnership in accordance with Section 4.2 of this Agreement shall be admitted to the Partnership as an Additional Limited Partner upon furnishing to the General Partner (i) evidence of acceptance in form satisfactory to the General Partner of all of the terms and conditions of this Agreement, including, without limitation, the power of attorney granted in Article 16 hereof and (ii) such other documents or instruments as may be required in the sole and absolute discretion of the General Partner in order to effect such Person's admission as an Additional Limited Partner.

                (b) Consent of General Partner Required. Notwithstanding anything to the contrary in this Section 12.2, no Person shall be admitted as an additional Limited Partner without the consent of the General Partner (other than a Person to whom a Limited Partner may transfer Units pursuant to Section 11.3(a) without the consent of the General Partner), which consent may be given or withheld in the General Partner's sole and absolute discretion. The admission of any Person as an additional Limited Partner shall become effective on the date upon which the name of such Person is recorded on the books and records of the Partnership, following the consent of the General Partner to such admission.


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

         Section 12.3 Amendment of Agreement and Certificate. For the admission to the Partnership of any Partner, the General Partner shall, subject to the requirements of Section 4.2, take all steps necessary and appropriate under the Act to amend the records of the Partnership and, if necessary, to prepare as soon as practical an amendment of this Agreement (including an amendment of Exhibit A) and, if required by law, shall prepare and file an amendment to the Certificate and may for this purpose exercise the power of attorney granted pursuant to Article 16 hereof.

         Section 12.4 Representations and Warranties of Additional Limited Partners. As inducement for their admission to the Partnership, each Additional Limited Partner hereby represents and warrants that such Limited Partner (a) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Partnership;
(b) has been given the opportunity to examine all documents and to ask questions of, and to receive answers from, the General Partner and its representatives concerning the terms and conditions of the acquisition by it of Units in the Partnership, and to obtain any additional information which it deems necessary to verify the accuracy of the information with respect thereto; and (c) understands that there will be no public market for the Units. Such Additional Limited Partner has received and carefully reviewed copies of the reports filed by Regency for its two most recent fiscal years and the interim period to date under the Securities Exchange Act of 1934 and such additional information concerning Regency, the Partnership and the transactions contemplated by this Agreement, to the extent that Regency could acquire such information without unreasonable effort or expense, as such Additional Limited Partner deems necessary for purposes of making an investment in the Partnership. The Units in the Partnership acquired by such Additional Limited Partner are being acquired by such Limited Partner for its own account for investment and not with a view to, or for resale in connection with, the public distribution or other disposition thereof. Such Additional Limited Partner agrees as a condition to the issuance of such Units in its name that any transfer, sale, assignment, hypothecation, offer or other disposition of such Units may not be effected except in accordance with the terms of this Agreement and pursuant to an effective registration statement under the Securities Act and the rules and regulations promulgated thereunder, or an exemption therefrom, and in compliance with all other applicable securities and "blue sky" laws. Each Additional Limited Partner acknowledges that the Partnership is not required to register any of the Units under the Securities Act or any other applicable securities or "blue sky" laws. Each such Additional Limited Partner represents and warrants that it has relied on its own advisors for advice in connection with structuring the transactions contemplated by this Agreement and is not relying on the General Partner or its accountants, attorneys or other advisors with regard to such matters.

                                   Article 13
                           Dissolution And Liquidation

         Section 13.1 Dissolution. The Partnership shall not be dissolved by the admission of Substituted Limited Partners or Additional Limited Partners or by the admission of a successor General Partner in accordance with the terms of this Agreement. Upon the withdrawal of the General Partner, any successor General Partner shall continue the business of the Partnership.


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

Notwithstanding anything contained herein to the contrary, except as provided below in this Section 13.1, the General Partner and the Partnership shall not dissolve the Partnership, adopt a plan of liquidation for the Partnership or sell all or substantially all of the assets of the Partnership in a Liquidating Transaction or otherwise without obtaining (i) the Consent of the Original Limited Partners and (ii) the Consent of the Additional Limited Partners. The Partnership shall dissolve, and its affairs shall be wound up, upon the first to occur of any of the following (each an "Event of Dissolution"):

                (a) Expiration of Term -- the expiration of its term as provided in Section 2.4 hereof;

                (b) Withdrawal of General Partner -- an event of withdrawal of the last remaining General Partner, as defined in the Act (other than an event of bankruptcy), unless, within 90 days after the withdrawal, all the remaining Limited Partners agree in writing to continue the business of the Partnership and to the appointment, effective as of the date of withdrawal, of a substitute General Partner;

                (c) Judicial Dissolution Decree -- entry of a decree of judicial dissolution of the Partnership pursuant to the provisions of the Act; or

                (d) Bankruptcy or Insolvency of General Partner -- the last remaining General Partner shall be Incapacitated by reason of its bankruptcy unless, within 90 days after the withdrawal, all the remaining Limited Partners agree in writing to continue the business of the Partnership and to the appointment, effective as of the date of withdrawal, of a substitute General Partner.

         Section 13.2   Winding Up.

                (a) General. The General Partner shall provide written notice to the Limited Partners of the occurrence of an Event of Dissolution, giving them at least 20 days in which to exercise any Redemption Right prior to the distribution of any proceeds from the liquidation of the Partnership pursuant to this Section 13.2(a). Upon the occurrence of an Event of Dissolution, the Partnership shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Partners. No Partner shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Partnership's business and affairs. The General Partner (or, in the event there is no remaining General Partner, any Person elected by a majority in interest of the Limited Partners (the "Liquidator")) shall be responsible for overseeing the winding up and dissolution of the Partnership and shall take full account of the Partnership's liabilities and property and the Partnership property (subject to Section 13.2(b) and Section 13.2(c)) shall be liquidated as promptly as is consistent with obtaining the fair value thereof, and the proceeds therefrom shall be applied and distributed in the following order:


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                        (i)     First, to the payment and discharge of all of
                the Partnership's debts and liabilities to creditors other than the Partners;

                        (ii) Second, to the payment and discharge of all of the Partnership's debts and liabilities to the Partners, pro rata in accordance with amounts owed to each such Partner;

                        (iii) Third, to the Series A Preferred Partners in accordance with the provisions of Section 4.5(d); and

                        (iv) The balance, if any, to the General Partner and Limited Partners in accordance with their Capital Accounts, after giving effect to all contributions, distributions, and allocations for all periods.

         The General Partner shall not receive any additional compensation for any services performed pursuant to this Article 13.

                (b)     Deferred Liquidation.  Notwithstanding the provisions of
         Section 13.2(a) hereof which require liquidation of the assets of the Partnership, but subject to the order of priorities set forth therein, and further subject to Section 13.2(c) hereof and any separate agreement of the Partnership or the General Partner with respect to the distribution in kind to Additional Limited Partners of assets contributed by such Additional Limited Partners (or assets exchanged for such assets), if prior to or upon dissolution of the Partnership the Liquidator determines that an immediate sale of part or all of the Partnership's assets would be impractical or would cause undue loss to the Partners, the Liquidator may, in its sole and absolute discretion, defer for a reasonable time the liquidation of any assets except those necessary to satisfy liabilities of the Partnership (including to those Partners as creditors) and/or distribute to the Partners, in lieu of cash, as tenants in common and in accordance with the provisions of
         Section 13.2(a) and Section 13.2(c) hereof and any such separate agreement, undivided interests in such Partnership assets as the Liquidator deems not suitable for liquidation. Any such distributions in kind shall be made only if, in the good faith judgment of the Liquidator, such distributions in kind are in the best interest of the Partners, and shall be subject to such conditions relating to the disposition and management of such properties as the Liquidator deems reasonable and equitable and to any agreements governing the operation of such properties at such time. The Liquidator shall determine the fair market value of any property distributed in kind using such reasonable method of valuation as it may adopt.

                (c)     Distribution of Briarcliff Village.

                        (i) In the event that the Partnership is dissolved in accordance with this Article 13, the Briarcliff Village Property (as defined in Section 7.1(c)) will be distributed in-kind to the Original Briarcliff Partners (as defined in Section 7.1(c)) who continue, as of such time, to hold Original Limited Partnership Units attributable to the contribution of the Briarcliff Village Property to Branch

                Properties, L.P. and Branch Properties, L.P.'s subsequent contribution of the Briarcliff Village Property to the Partnership, with such Partners to take title to the Briarcliff Village Property in any manner which they are able to agree among themselves. In the event that such Partners are to receive the Briarcliff Village Property pursuant to this Section 13.2(c), then the Briarcliff Village Property shall have the net value agreed upon by the General Partner and the Partners receiving an interest in the Briarcliff Village Property, or, if they cannot agree, then the Briarcliff Village Property shall be valued in accordance with Section 13.2(d).

                        (ii) If the net value of the Briarcliff Village Property determined pursuant to Section 13.2(c)(i) exceeds the amount to which the Partners receiving the Briarcliff Village Property are entitled pursuant to this Article 13, then such partners may contribute to the capital of the Partnership the amount of cash equal to such excess, pro rata in proportion to the relative number of Units of each such Partners attributable to the contribution of the Briarcliff Village Property to Branch Properties, L.P. and Branch Properties, L.P.'s subsequent contribution of the Briarcliff Village Property to the Partnership. If such a contribution is not made in full, then
                Section 13.2(c)(i) shall not apply and the Liquidator shall be entitled to sell the Briarcliff Village Property in connection with the dissolution of the Partnership.

                (d) Appraisal. In the event that the Briarcliff Village Property is to be distributed to the Original Briarcliff Partners in liquidation of the Partnership pursuant to the provisions of this
         Section 13.1(d), then the amount of such distribution shall be determined as follows if the net value thereof has not been agreed on pursuant to Section 13.2(c)(i):

                        (i) Within twenty (20) days after the determination that the Partnership shall distribute the Briarcliff Village Property to the Original Briarcliff Partners, the General Partner and a Majority-In-Interest of the Original Briarcliff Partners (as defined in Section 7.1(c)) shall each select an independent, regionally or nationally recognized appraiser or appraisal group which is experienced in valuing separate real estate property ("Appraiser"), and the two Appraisers selected by the parties shall jointly select a third Appraiser. Each party shall pay the cost of their respective Appraiser and shall split the cost of the third Appraiser.

                        (ii) Within sixty (60) days of selection of the third Appraiser, each of the three Appraisers shall determine the gross fair market value of the Briarcliff Village Property as of the date of the election to liquidate the Partnership, calculated based on the net fair market value of Briarcliff Village (net of the loans encumbering Briarcliff Village), taking into consideration the terms and relative value of the loans encumbering Briarcliff Village, the fact that Briarcliff Village is not being sold and the loans are not being repaid.

                        (iii) Upon receipt of the three appraisals determining the gross fair market value of the Briarcliff Village Property, the two closest gross fair market values shall be averaged, with such average to constitute the distribution value of the Briarcliff Village Property.

         Section 13.3 Compliance with Timing Requirements of Regulations; Allowance for Contingent or Unforeseen Liabilities or Obligations. Notwithstanding anything to the contrary in this Agreement, in the event the Partnership is "liquidated" within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), distributions shall be made pursuant to this Article 13 to the General Partner and Limited Partners who have positive Capital Accounts in compliance with Regulations
Section 1.704-1(b)(2)(ii)(b)(2) (including any timing requirements therein). Except as provided in Section 13.4, if any Limited Partner has a deficit balance in his Capital Account (after giving effect to all contributions, distributions and allocations for all taxable years, including the year during which such liquidation occurs), such Partner shall have no obligation to make any contribution to the capital of the Partnership with respect to such deficit, and such deficit shall not be considered a debt owed to the Partnership or to any other Person for any purpose whatsoever. In the sole and absolute discretion of the General Partner, a pro rata portion of the distributions that would otherwise be made to the General Partner and Limited Partners pursuant to this
Article 13 may be: (i) distributed to a liquidating trust established for the benefit of the General Partner and Limited Partners for the purposes of liquidating Partnership assets, collecting amounts owed to the Partnership, and paying any contingent or unforeseen liabilities or obligations of the Partnership or of the General Partner arising out of or in connection with the Partnership (the assets of any such trust shall be distributed to the General Partner and Limited Partners from time to time, in the reasonable discretion of the General Partner, in the same proportions as the amount distributed to such trust by the Partnership would otherwise have been distributed to the General Partner and Limited Partners pursuant to this Agreement); or (ii) withheld to provide a reasonable reserve for Partnership liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Partnership; provided, that such withheld amounts shall be distributed to the General Partner and Limited Partners as soon as practicable.

         Section 13.4   Deficit Capital Account Restoration.

                (a) Subject to Section 13.4(b), if an Original Limited Partner listed on Schedule 13.4(a) (who constituted an "Electing Partner" of Branch and is referred to hereinafter as an "Electing Partner") and any Additional Limited Partner who elects to be added to such Schedule (also an "Electing Partner"), on the date of the "liquidation" of his respective interest in the Partnership (within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g)), has a negative balance in his Capital Account, then such Electing Partner shall contribute in cash to the capital of the Partnership the lesser of (i) the maximum amount (if any such maximum amount is stated) listed beside such Electing Partner's name on Schedule 13.4(a) or (ii) the amount required to increase his Capital Account as of such date to zero. Any such contribution required of a Partner hereunder shall be made on or before the later of (i) the end of the Partnership fiscal year in which the interest of such Partner is liquidated or (ii) the ninetieth (90th) day following the date of such liquidation. Notwithstanding any provision hereof to the contrary, all amounts so contributed by a partner to the capital of the Partnership shall, upon the liquidation of the Partnership under this
         Article 13, be first paid to any then creditors of the Partnership, including Partners that are Partnership creditors (in the order provided in Section 13.2(a)), and any remaining amount shall be distributed to the other Partners then having positive balances in their respective Capital Accounts in proportion to such positive balances.

                (b) After the death of an Electing Partner, the executor of the estate of such an Electing Partner may elect to reduce (or eliminate) the deficit Capital Account restoration obligation of such an Electing Partner pursuant to Section 13.4(a). Such election may be made by such executor by delivering to the General Partner within two hundred seventy (270) days of the death of such an Electing Partner a written notice setting forth the maximum deficit balance in his Capital Account that such executor agrees to restore under Section 13.4(a), if any. If such executor does not make a timely election pursuant to this
         Section 13.4(b) (whether or not the balance in his Capital Account is negative at such time), then such Electing partner's estate (and the beneficiaries thereof who receive distribution of Partnership Units therefrom) shall be deemed to have a deficit Capital Account restoration obligation as set forth pursuant to the terms of Section 13.4(a).

                (c) If the General Partner, on the date of "liquidation" of its interest in the Partnership, within the meaning of Section 1.704-1(b)(2)(ii)(g) of the Regulations, has a negative balance in its Capital Account, then the General Partner shall contribute in cash to the capital of the Partnership the amount needed to restore its Capital Account balance to zero. Any such contribution required to be made by the General Partner shall be made by the General Partner on or before the later of (i) the end of the Partnership Year in which the General Partner's interest is liquidated, or (ii) the ninetieth (90th) calendar day following the date of such liquidation. Notwithstanding any provision of this Agreement to the contrary, all amounts so contributed to the capital of the Partnership in accordance with this Section 13.4 shall upon the liquidation of the Partnership under this Article 13, be first paid to any then creditors of the Partnership, including Partners that are Partnership creditors (in the order provided in Section 13.2(a)), and any remaining amount shall be distributed to the other Partners then having positive balances in their respective Capital Accounts in proportion to such positive balances. Regency unconditionally guarantees the obligation of the General Partner under this Section 13.4(c) for the benefit of the Partnership and the other Partners.

         Section 13.5 Deemed Distribution and Recontribution. Notwithstanding any other provision of this Article 13 (but subject to Section 13.3), in the event the Partnership is liquidated within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g) but no Event of Dissolution has occurred, the Partnership's property shall not be liquidated, the Partnership's liabilities shall not be paid or discharged, and the Partnership's affairs shall not be wound up. Instead, the Partnership shall be deemed to have distributed the Property in kind to the General


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

Partner and Limited Partners, who shall be deemed to have assumed and taken such property subject to all Partnership liabilities, all in accordance with their respective Capital Accounts. Immediately thereafter, the General Partner and Limited Partners shall be deemed to have recontributed the Partnership property in kind to the Partnership, which shall be deemed to have assumed and taken such property subject to all such liabilities.

         Section 13.6 Rights of Limited Partners. Except as specifically provided in this Agreement, including Section 7.1(a)(iii), Section 8.6, Section
8.7 and Section 13.4, each Limited Partner shall look solely to the assets of the Partnership for the return of his Capital Contribution and shall have no right or power to demand or receive property other than cash from the Partnership. Except as specifically provided in this Agreement, including
Section 4.5 with respect to the Series A Preferred Units, no Limited Partner shall have priority over any other Limited Partner as to the return of his Capital Contributions, distributions, or allocations.

         Section 13.7 Notice of Dissolution. In the event an Event of Dissolution or an event occurs that would, but for the provisions of Section 13.1, result in a dissolution of the Partnership, the General Partner shall, within 30 days thereafter, provide written notice thereof to each of the Partners and to all other parties with whom the Partnership regularly conducts business (as determined in the sole and absolute discretion of the General Partner) and shall publish notice thereof in a newspaper of general circulation in each place in which the Partnership regularly conducts business (as determined in the sole and absolute discretion of the General Partner).

         Section 13.8 Cancellation of Certificate of Limited Partnership. Upon the completion of the liquidation of the Partnership as provided in Section 13.2 hereof, the Partnership shall be terminated and the Certificate and all qualifications of the Partnership as a foreign limited partnership in jurisdictions other than the State of Delaware shall be canceled and such other actions as may be necessary to terminate the Partnership shall be taken.

         Section 13.9 Reasonable Time for Winding-Up. A reasonable time shall be allowed for the orderly winding-up of the business and affairs of the Partnership and the liquidation of its assets pursuant to Section 13.2 hereof, in order to minimize any losses otherwise attendant upon such winding-up, and the provisions of this Agreement shall remain in effect between the Partners during the period of liquidation.

                                   Article 14
                  Amendment Of Partnership Agreement; Meetings

         Section 14.1   Amendments.

                (a) General. Amendments to this Agreement may be proposed only by the General Partner, who shall submit any proposed amendment (other than an amendment pursuant to Section 14.1(b)) to the Limited Partners. The General Partner shall seek the written vote of the applicable Partners on the proposed amendment or shall call a meeting to vote thereon and to transact any other business that it may deem appropriate. Except as provided in Section 4.5(f)(ii) and Section 14.1(b), Section 14.1(c), Section


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

         14.1(d), Section 14.1(e) or Section 14.1(f) or except as may be expressly provided to the contrary elsewhere herein, a proposed amendment shall be adopted and be effective as an amendment hereto if it is approved by the General Partner and it receives the Consent of the Limited Partners.

                (b)     General Partner's Power to Amend. Notwithstanding
         Section 14.1(a), the General Partner shall have the power, without the consent of the Limited Partners, to amend this Agreement as may be required to facilitate or implement any of the following purposes:

                        (i) to add to the obligations of the General Partner or surrender any right or power granted to the General Partner or any Affiliate of the General Partner for the benefit of the Limited Partners;

                        (ii)    to add to or change the name of the Partnership;

                        (iii) to reflect the admission, substitution, termination, or withdrawal of Partners in accordance with this Agreement;

                        (iv) to set forth the rights, powers, duties and preferences of the holders of any additional Partnership Interests issued pursuant to Section 4.2;

                        (v)     to reflect a change that is of an
                inconsequential nature and does not adversely affect the Limited Partners in any material respect, or to cure any ambiguity, correct or supplement any provision in this Agreement not inconsistent with law or with other provisions, or make other changes with respect to matters arising under this Agreement that will not be inconsistent with law or with the provisions of this Agreement; and

                        (vi) to satisfy any requirements, conditions, or guidelines contained in any order, directive, opinion, ruling or regulation of a federal or state agency or contained in federal or state.

         The General Partner will provide 10 days' prior written notice to the Limited Partners when any action under this Section 14.1(b) is taken.

                (c) Consent of Adversely Affected Partner Required. Notwithstanding Section 14.1(a) hereof and subject to Section 4.5(f)(ii) hereof, this Agreement shall not be amended without the consent of each Partner (other than a Series A Preferred Partner) adversely affected if such amendment would (i) convert a Limited Partner's interest in the Partnership into a general partner's interest, (ii) modify the limited liability of a Limited Partner, (iii) alter rights of the Partner to receive distributions pursuant to
         Article 5 or Article 13, or the allocations specified in Article 6 (except as permitted pursuant to Section 4.2 or Section 4.4(c) hereof),
         (iv) alter or modify the Redemption Right or Redemption Amount as set forth in Section 8.6 and related definitions hereof, or (v) amend
         Section 4.2(a) (issuances of additional Partnership


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

         Interests), Section 7.1(a)(iii) (Section 1031 exchanges), Section 7.3 (restrictions on General Partner's authority), or (vi) amend this
         Section 14.1(c).

                (d) When Consent of Limited Partnership Interests Required. Notwithstanding Section 14.1(a) hereof and subject to Section 4.5(f)(ii), the General Partner shall not amend Section 4.2 (issuances of additional Partnership Interests), Section 7.6 (contracts with Affiliates) or Section 11.2 (transfer of General Partnership Interest) without the Consent of the Limited Partners and the General Partner shall not amend this Section 14.1(d) without the unanimous consent of the Limited Partners (other than Series A Preferred Partners and any other Preferred Partners unless such other Preferred Partners are expressly granted voting rights under this Section 14.1(d).

                (e)     When Consent of Other Limited Partners Required.

                        (i)     Matters Relating to Briarcliff. Notwithstanding
                Section 14.1(a) hereof, Section 7.1(c) (sale of Briarcliff Village), Section 13.2(c) (distribution of Briarcliff Village) and this Section 14.1(e)(i) may be amended only with the Consent of a Majority in Interest of the Original Briarcliff Partners (as defined in Section 7.1(c).

                        (ii) Matters Relating to Other Classes of Partners. Notwithstanding Section 14.1(a) hereof, except as provided in
                Section 14.1(c) and Section 4.5(f)(ii), any amendment that would adversely affect only a class of Limited Partners, including the Original Limited Partners, may be amended with the Consent of such class of Limited Partners.

                (f) Security Capital Consent. So long as the Stockholders Agreement referred to in Schedule 7.8(b) remains in effect, this Agreement shall not be amended, modified or supplemented, in any such case, without the prior written consent of Security Capital. Any amendment, modification or supplement adopted without Security Capital's consent shall be void.

                (g) Absence of Unanimous Consent for Fourth Amended Agreement. In the event that the amendment and restatement of this Agreement in the form of this Fourth Amended Agreement has been approved with the consent of less than 100% of the Preexisting Partners, then notwithstanding any other provision in this Agreement to the contrary:

                        (i) Allocations for Non-Consenting Preexisting Partners. The General Partner shall continue to, and shall have the authority to, apply the provisions of Articles V and VI of the Third Amended Agreement to those Preexisting Partners which have not given their consent to the adoption of this Fourth Amended Agreement so that they receive the distributions and allocations of Net Profits and Net Losses (including income, gain, loss and deductions) which such Limited Partners would have received had this Fourth Amended Agreement not been approved. Furthermore, should any non-consenting Preexisting Partner consent to the adoption of this Fourth Amended Agreement after the effective date of this Fourth Amended Agreement, then, notwithstanding anything herein to the contrary, the General Partner shall make such adjustments to the application of Articles V and VI of this Agreement beginning on the first day of January after the date of such Limited Partner's consent so that after these adjustments, such consenting Limited Partner will be treated in a manner which is substantially equivalent to the treatment which such Limited Partner would have received had such Limited Partner consented to the adoption of this Fourth Amended Agreement as of the effective date of this Fourth Amended Agreement.

                        (ii) Limitation on Issuance of Preferred Units. Subject to Section 4.5(f)(ii), Preferred Units may be issued to the General Partner pursuant to Section 4.2(b)(i) or to any Limited Partner only if, as a result of such issuance and the application of the proceeds therefrom, the sum of (i) the aggregate liquidation preference of all outstanding Preferred Units entitled to priority upon liquidation and (ii) the Partnership's gross sales price of outstanding Preferred Units entitled to priority only with respect to distributions of Available Cash would not exceed twenty percent (20%) of the Partnership's book value before depreciation and amortization as of the end of the calendar quarter preceding the date of issuance, determined in accordance with generally accepted accounting principles. Nothing in this Section 14.1(g)(ii) shall be construed to prohibit the General Partner from (i) redeeming Series A Preferred Units or other Preferred Units issued from time to time pursuant to this Section 14.1(g)(ii) to third parties who are not Affiliates of the General Partner and (ii) holding and receiving distributions on such Redeemed Preferred Units where such Units are redeemed in exchange for preferred stock of the General Partner having designations, preferences and other rights substantially similar to the designations, preferences and other rights of the Units so redeemed.

         A non-consenting Preexisting Partner may consent in writing at any time after the adoption of this Fourth Amended Agreement to the provisions of this Fourth Amended Agreement, by delivering written notice of such consent to the General Partner in such form as the General Partner may require, and such consent shall be effective beginning on the first day of January after the date that the General Partner receives such consent. Once a consent is delivered hereunder, it may not be revoked. If all Preexisting Partners consent to this Fourth Amended Agreement, as promptly as practicable thereafter, the General Partner shall provide written notice to the Limited Partners of such consent and of the date(s) on which the provisions of this Section 14.1(g) shall cease to have any effect. Any Limited Partner that consented to the Third Amended Agreement shall be deemed to have irrevocably consented to this Fourth Amended Agreement, such Limited Partner's consent shall be included for purposes of determining the percentage of Preexisting Partners who have consented to this Fourth Amended Agreement and no further consent of such Limited Partner or of any Partner who is not a Preexisting Partner is required for this Fourth Amended Agreement.

         Section 14.2   Meetings of Limited Partners.

                (a) General. Meetings of the Limited Partners may be called only by the General Partner. Such meeting shall be held at the principal office of the Partnership, or at such other place as may be designated by the General Partner. Notice of any such meeting shall be given to all Limited Partners not less than fifteen days nor more than sixty days prior to the date of such meeting. The notice shall state the purpose or purposes of the meeting. Limited Partners may vote in person or by proxy at such meeting. Whenever the vote or consent of Limited Partners is permitted or required under this Agreement, such vote or consent may be given at a meeting of Limited Partners or may be given in accordance with the procedure prescribed in Section 14.1 hereof. Except as otherwise expressly provided in this Agreement, including without limitation Section 4.5(f)(ii), the Consent of the Limited Partners shall be required.

                (b) Actions Without a Meeting. Any action required or permitted to be taken at a meeting of the Limited Partners may be taken without a meeting if a written consent setting forth the action so taken is signed by the Limited Partners holding the number and type of Units that would be sufficient to approve the action if taken at a meeting. Such consent may be in one instrument or in several instruments, and shall have the same force and effect as a vote of such Limited Partners at a meeting. Such consent shall be filed with the General Partner. An action so taken shall be deemed to have been taken at a meeting held on the effective date so certified.

                (c) Proxy. Each Limited Partner may authorize any Person or Persons to act for him by proxy on all matters in which a Limited Partner is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. Every proxy must be signed by the Limited Partner or his attorney-in-fact. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Limited Partner executing it.

                (d) Conduct of Meeting. Each meeting of Limited Partners shall be conducted by the General Partner or such other Person as the General Partner may appoint pursuant to such rules for the conduct of the meeting as the General Partner or such other Person deems appropriate.

                                   Article 15
                               General Provisions

         Section 15.1 Addresses and Notice. All notices and demands under this Agreement shall be in writing, and may be either delivered personally (which shall include deliveries by courier) by U.S. mail or a nationally recognized overnight courier, by telefax, telex or other wire transmission (with request for assurance of receipt in a manner appropriate with respect to communications of that type; provided, that a confirmation copy is concurrently sent by a nationally recognized express courier for overnight delivery) or mailed, postage prepaid, by


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

certified or registered mail, return receipt requested, directed to the parties at their respective addresses set forth on Exhibit A attached hereto, as it may be amended from time to time, and, if to the Partnership, such notices and demands sent in the aforesaid manner must be delivered at its principal place of business set forth above. Notices and demands shall be effective upon receipt. Any party hereto may designate a different address to which notices and demands shall thereafter be directed by written notice given in the same manner and directed to the Partnership at its office hereinabove set forth.

         Section 15.2 Titles and Captions. All article or section titles or captions in this Agreement are for convenience only. They shall not be deemed part of this Agreement and in no way define, limit, extend or describe the scope or intent of any provisions hereof. Except as specifically provided otherwise, references to "Articles" and "Sections" are to Articles and Sections of this Agreement.

         Section 15.3 Pronouns and Plurals. Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

         Section 15.4 Further Action. The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

         Section 15.5 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns. Section 14.1(f) shall inure to the benefit of Security Capital.

         Section 15.6 Waiver of Partition. The Partners hereby agree that the Partnership properties are not and will not be suitable for partition. Accordingly, each of the Partners hereby irrevocably waives any and all rights (if any) that it may have to maintain any action for partition of any of the Partnership properties.

         Section 15.7 Entire Agreement. This Agreement supersedes any prior agreements or understandings among the parties with respect to the matters contained herein and it may not be modified or amended in any manner other than pursuant to Article 14. Matters (including but not limited to Redemption Rights) affecting Additional Limited Partners who are admitted to the Partnership from time to time may be set forth from time to time in separate agreements, provided that such agreements would not require the consent of any other Limited Partners if included as part of this Agreement, and in the event of any inconsistency between this Agreement and any such separate agreement permitted hereunder, the provisions of the separate agreement shall control.

         Section 15.8 Remedies Not Exclusive. Any remedies herein contained for breaches of obligations hereunder shall not be deemed to be exclusive and shall not impair the right of any party to exercise any other right or remedy, whether for damages, injunction or otherwise.


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

         Section 15.9   Time.  Time is of the essence of this Agreement.

         Section 15.10 Creditors. None of the provisions of this Agreement shall be for the benefit of, or shall be enforceable by, any creditor of the Partnership.

         Section 15.11 Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

         Section 15.12 Execution Counterparts. This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.

         Section 15.13 Applicable Law. This Agreement shall be construed in accordance with and governed by the laws and judicial decisions of the State of Delaware, without regard to the principles of conflicts of law.

         Section 15.14 Invalidity of Provisions. If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

                                   Article 16
                                Power Of Attorney

         Section 16.1   Power of Attorney.

                (a) Scope. Each Limited Partner and each Assignee hereby constitutes and appoints the General Partner, any Liquidator, and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution and resubstitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead to:

                        (i) execute, swear to, acknowledge, deliver, file and
                record in the appropriate public offices (1) all certificates, documents and other instruments (including, without limitation, this Agreement and the Certificate and all amendments or restatements thereof) that the General Partner or the Liquidator deems appropriate or necessary to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware and in all other jurisdictions in which the Partnership may conduct business or own property; (2) all instruments that the General Partner deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms; (3) all conveyances and other instruments or documents that the General Partner deems appropriate or necessary to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement, including, without limitation, a certificate of cancellation; (4) all instruments or documents and all certificates and acknowledgments relating to any mortgage, pledge, or other form of encumbrance in connection with any loan or other financing to the General Partner as provided by Section 7.1(a)(iii); (5) all instruments relating to the admission, withdrawal, removal or substitution of any Partner pursuant to, or other events described in, Article 11, Article 12 or Article 13 hereof or the Capital Contribution of any Partner; (6) all certificates, documents and other instruments relating to the determination of the rights, preferences and privileges of Partnership Interests; and (7) all financing statements, continuation statements and similar documents which the General Partner deems appropriate to perfect and to continue perfection of the security interest referred to in Section 5.3; and

                        (ii) execute, swear to, acknowledge and file all ballots, consents, approvals, waivers, certificates and other instruments appropriate or necessary, to evidence, confirm or ratify any vote, consent, approval, agreement or other action which is made or given by the Partners hereunder or is consistent with the terms of this Agreement or appropriate or necessary, to effectuate the terms or intent of this Agreement.

         Nothing contained herein shall be construed as authorizing the General Partner to amend this Agreement except in accordance with Article 14 hereof or as may be otherwise expressly provided for in this Agreement.

                (b) Additional Power of Attorney of Limited Partners. Each Additional Limited Partner hereby grants to the General Partner and any Liquidator and authorizes officers and attorneys-in-fact of such Persons, and each of those acting singly, in each case with full power of substitution and resubstitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead to execute and file in such Additional Limited Partner's name any financing statements, continuation statements and similar documents and to perform all other acts which the General Partner deems appropriate to perfect and to continue perfection of the security interest in any Pledged Units owned by such Additional Limited Partner.

                (c) Irrevocability. The foregoing power of attorney is hereby declared to be irrevocable and a power coupled with an interest, in recognition of the fact that each of the Partners will be relying upon the power of the General Partner and any Liquidator to act as contemplated by this Agreement in any filing or other action by it on behalf of the Partnership, and it shall survive and not be affected by the subsequent Incapacity of any Limited Partner or Assignee and the transfer of all or any portion of such Limited Partner's or Assignee's Partnership Units and shall extend to such Limited Partner's or Assignee's heirs, successors, assigns and personal representatives. Each such Limited Partner or Assignee hereby agrees to be bound by any representation made by the


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

         General Partner, acting in good faith pursuant to such power of attorney; and each such Limited Partner or Assignee hereby waives any and all defenses which may be available to contest, negate or disaffirm the action of the General Partner, taken in good faith under such power of attorney. Each Limited Partner or Assignee shall execute and deliver to the General Partner or the Liquidator, within 15 days after receipt of the General Partner's request therefor, such further designations, powers of attorney and other instruments as the General Partner or the Liquidator, as the case may be, deems necessary to effectuate this Agreement and the purposes of the Partnership.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

                                        GENERAL PARTNER:

                                        REGENCY CENTERS CORPORATION


                                        By:   /s/ Bruce M. Johnson
                                           -------------------------------------
                                        Name:        Bruce M. Johnson
                                        Title:       Managing Director


                                        LIMITED PARTNERS
                                        By Regency Centers Corporation,
                                        Attorney-in-Fact for the Limited
                                        Partners


                                        By: /s/ Bruce M. Johnson
                                           -------------------------------------
                                        Name:        Bruce M. Johnson
                                        Title:       Managing Director

                              Regency Centers, L.P.
           Amendment No. 6 to Third Amended and Restated Agreement of
                               Limited Partnership
        Relating to 8.75% Series F Cumulative Redeemable Preferred Units

         This Amendment No. 6 (this "Amendment") to the Third Amended and Restated Agreement of Limited Partnership, dated as of September 1, 1999 (as amended through the date hereof, the "Partnership Agreement"), of Regency Centers, L.P., a Delaware limited partnership (the "Partnership"), is made as of the September 8, 2000, by Regency Realty Corporation, Inc., a Florida corporation, as general partner (the "General Partner"), and the undersigned Limited Partner that is being admitted to the Partnership on the date hereof

                                    RECITALS

         WHEREAS, the General Partner and the Limited Partner desire to amend the Partnership Agreement to create a class of Preferred Units and to set forth the rights, powers, duties and preferences of such Preferred Units.

         NOW, THEREFORE, pursuant to the authority contained in Section 4.2(b) of the Partnership Agreement, the General Partner hereby amends the Partnership Agreement as follows:

         A. Defined Terms. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meaning assigned thereto in the Partnership Agreement.

         B. Amendments. Effective as of the date hereof the Partnership Agreement is hereby amended as follows:

         Section 1. Amendments to Article 1 - Defined Terms. The following terms are hereby added to Article 1 in their correct alphabetical order:

                  "Affiliate" of any Person means any other Person directly or indirectly controlling or controlled by or under common control with such Person. For the purposes of this definition, "control" when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Series F Excess Units" has the meaning set forth in Section 4.10(g)(i)(C).

                  "Series F Exchange Notice" has the meaning set forth in
         Section 4.10(g)(ii)(A).

                  "Series F Exchange Price" has the meaning set forth in Section 4.10(g)(i)(A).


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

                  "Series F Preferred Partner" means the Limited Partner who received Series F Preferred Units and also include any permitted transferee of a Series F Preferred Partner pursuant to Section 11.3 and the General Partner or any Affiliate of Regency upon exchange or redemption of the Series F Preferred Units pursuant to Section 4.10.

                  "Series F Preferred Stock" has the meaning set forth in
         Section 4.10(g)(i)(A).

                  "Series F Preferred Units" means the Partnership Interest in the Partnership issued pursuant to Section 4.2 and Section 4.10 hereof representing 8.75% Series F Cumulative Redeemable Preferred Units. The term "Series F Preferred Unit" does not include or refer to any Original Limited Partnership Units, Additional Units or Class B Units.

                  "Series F Preferred Unit Distribution Payment Date" has the meaning set forth in Section 4.10(c)(i).

                  "Series F Preferred Unit Partnership Record Date" has the meaning set forth in Section 4.10(c)(i).

                  "Series F Priority Return" means an amount equal to 8.75% per annum, determined on the basis of a 360-day year of twelve 30-day months (or actual days for any month which is shorter than a full monthly period), cumulative to the extent not distributed for any given distribution period, of the stated value of $100 per Series F Preferred Unit, commencing on the date of issuance of such Series F Preferred Unit.

                  "Series F Redemption Price" has the meaning set forth in
         Section 4.10(e)(i).

         Section 2. Section 4.1 - Capital Contributions of Partners Holding Parity Preferred Units. Section 4.1(d) of the Partnership Agreement is hereby deleted and the following inserted in lieu thereof:

         "(d) (i) The Series A Preferred Partners have contributed cash to the Partnership in the amount of $50 per Series A Preferred Unit. (ii) The Series B Preferred Partners, Series C Preferred Partners, Series D Preferred Partners, the Series E Preferred Partners and the Series F Preferred Partner have each contributed cash to the Partnership in the amount of $100 per Series B Preferred Unit, Series C Preferred Unit, Series D Preferred Unit, the Series E Preferred Unit and Series F Preferred Unit, respectively. The distribution rights for the Parity Preferred Units shall be senior to the distribution rights of the Original Limited Partnership Units, the Additional Units, Common Units, the Class 2 Units and the Class B Units. The number of Parity Preferred Units issued to the Series D Preferred Partners, the Series E Preferred Partners and Series F Preferred Partner, respectively, are each set forth on Exhibit A."

         Section 3.     Section 4.2 - Issuance of Additional Partnership
Interests.


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

                  (a) Section 4.2(a) is hereby amended by inserting the words "and Section 4.10(f)(ii) and" after the reference to "Section 4.5
         (f)(ii)" in the third sentence thereof.

                  (b) Section 4.2(b)(i) is hereby amended by inserting the words "and Section 4.10(f)(ii) and" after the reference to "Section 4.5
         (f)(ii)" in the first line thereof.

         Section 4. Section 4.10 - Series F Preferred Units. The Partnership Agreement is hereby amended by inserting the following as a new
Section 4.10:

                  "Section 4.10     Issuance of Series F Preferred Units.

                  (a) Designation and Number. A series of Partnership Units in the Partnership designated as the "8.75%" Series F Cumulative Redeemable Preferred Units (the "Series F Preferred Units") is hereby established. The number of Series F Preferred Units shall be 240,000.

                  (b) Rank. The Series F Preferred Units will, with respect to distributions and rights upon voluntary or involuntary liquidation, winding-up or dissolution of the Partnership, rank senior to all classes or series of Partnership Interests now or hereafter authorized, issued or outstanding, other than the Series A Preferred Units, Series B Preferred Units, Series C Preferred Units, Series D Preferred Units, Series E Preferred Units and any class or series of equity securities of the Partnership issued after the issuance of the Series F Preferred Units and expressly designated in accordance with the Partnership Agreement as ranking on a parity with or senior to the Series F Preferred Units as to distributions or rights upon voluntary or involuntary liquidation, winding-up or dissolution of the Partnership. The Series F Preferred Units are expressly designated as ranking on a parity with the Series A Preferred Units, the Series B Preferred Units, the Series C Preferred Units, the Series D Preferred Units and the Series B Preferred Units as to both distributions and rights upon voluntary or involuntary liquidation, winding-up or dissolution of the Partnership.

                  (c)   Distributions.

                        (i) Payment of Distributions. Subject to the rights of holders of Parity Preferred Units and any holders of Partnership Interests issued after the date hereof in accordance herewith ranking senior to the Series F Preferred Units as to the payment of distributions, holders of Series F Preferred Units shall be entitled to receive, when, as and if declared by the Partnership acting through the General Partner, out of Available Cash and Capital Transaction Proceeds, cumulative preferential cash distributions at the rate per annum of 8.75% of the original Capital Contribution per Series F Preferred Unit. Such distributions shall be cumulative, shall accrue from the original date of issuance and will be payable (A) quarterly (such quarterly periods to be the quarterly periods ending on the dates set forth in this sentence) in arrears, on or before March 31, June 30, September 30 and December 31 of each year, commencing on September 30, 2000 (with the first such payment to include the amount accrued from the period


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

                  commencing the date hereof and ending September 30, 2000) and,
                  (B) in the event of (i) an exchange of Series F Preferred Units into Series F Preferred Stock, or (ii) a redemption of Series F Preferred Units, on the exchange date or redemption date, as applicable (each a" Series F Preferred Unit Distribution Payment Date"). The amount of the distribution payable for any period will be computed on the basis of a 360-day year of twelve 30-day months and for any period shorter than a full quarterly period for which distributions are computed, the amount of the distribution payable will be computed on the basis of the ratio of the actual number of days elapsed in such period to ninety (90) days. If any date on which distributions are to be made on the Series F Preferred Units is not a Business Day (as defined herein), then payment of the distribution to be made on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.
                  Distributions on September 30, 2000 and thereafter will be made to the holders of record of the Series F Preferred Units on the relevant record dates to be fixed by the Partnership acting through the General Partner, which record dates shall be not less than ten (10) days and not more than thirty (30) Business Days prior to the relevant Preferred Unit Distribution Payment Date (the "Series F Preferred Unit Partnership Record Date").

                        (ii) Limitation on Distributions. No distribution on the Series F Preferred Units shall be declared or paid or set apart for payment by the Partnership at such time as the terms and provisions of any agreement of the Partnership relating to its indebtedness (other than any agreement with the holder of Partnership Interests or an Affiliate thereof, prohibits such declaration, payment or setting apart for payment or provide, that such declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such declaration, payment or setting apart for payment shall be restricted or prohibited by law. Nothing in this
                  Section 4.l0(c)(ii) shall be deemed to modify or in any manner limit the provisions of Sections 4.10(c)(iii) or 4.10(c)(iv).

                        (iii) Distributions Cumulative. Distributions on the Series F Preferred Units will accrue whether or not the terms and provisions of any agreement of the Partnership, including any agreement relating to its indebtedness, at any time prohibit the current payment of distributions, whether or not the Partnership has earnings, whether or not there are funds legally available for the payment of such of such distributions and whether or not such distributions are authorized. Accrued but unpaid distributions on the Series F Preferred Units will accumulate as of the Series F Preferred Unit Distribution Payment Date on which they first become payable. Distributions on account of arrears for any past distribution periods may be declared and paid at any time, without reference to a regular Series F Preferred Unit Distribution Payment Date to holders of record of the


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

                  Series F Preferred Units on the record date fixed by the Partnership acting through the General Partner which date shall be not less than ten (10) days and not more than thirty
                  (30) Business Days prior to the payment date. Accumulated and unpaid distributions will not bear interest.

                        (iv)    Priority as to Distributions.

                                (A) So long as any Series F Preferred Units are outstanding, no distribution of cash or other property shall be authorized, declared, paid or set apart for payment on or with respect to any class or series of Junior Units with respect to distributions, nor shall any cash or other property be set aside for or applied to the purchase, redemption or other acquisition for consideration of any Series F
                        Preferred Units, any Parity Preferred Units with respect to distributions or any Junior Units, unless, in each case, all distributions accumulated on all Series F Preferred Units and all classes and series of outstanding Parity Preferred Units as to the payment of distributions have been paid in full. Without limiting Section 4.10(f)(ii), the foregoing sentence will not prohibit (a) distributions payable solely in Junior Units, (b) the conversion of Junior Units or Parity Preferred Units into Junior Units, or
                        (c) the redemption of Partnership Interests corresponding to any Series F Preferred Stock, Parity Preferred Stock or Junior Stock to be purchased by the General Partner pursuant to Article 5 of the Articles of Incorporation to preserve the General Partner's status as a real estate investment trust, provided that such redemption shall be upon the same terms as the corresponding purchase pursuant to
                        Article 5 of the Articles of Incorporation.

                                (B) So long as distributions have not been paid in full (or a sum sufficient for such full payment is not irrevocably deposited in trust for payment) upon the Series F Preferred Units, all distributions authorized and declared on the Series F Preferred Units and all classes or series of outstanding Parity Preferred Units as to distributions shall be authorized and declared so that the amount of distributions authorized and declared per Series F Preferred Unit and such other classes or series of Parity Preferred Units shall in all cases bear to each other the same ratio that accrued distributions per Series F Preferred Unit and such other classes or series of Parity Preferred
                        Units (which shall not include any accumulation in respect of unpaid distributions for prior distribution periods if such class or series of Parity Preferred Units do not have cumulative distribution rights) bear to each other.

                        (v) No Further Rights. Holders of Series F Preferred Units shall not be entitled to any distributions, whether payable in cash, other property or otherwise, in excess of the full cumulative distributions described herein.


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

                  (d)   Liquidation Preference.

                        (i) Payment of Liquidating Distributions. Subject to the rights of holders of Parity Preferred Units with respect to rights upon any voluntary or involuntary liquidation, dissolution or winding-up of the Partnership and subject to Partnership Interests ranking senior to the Series F Preferred Units with respect to rights upon any voluntary or involuntary liquidation, dissolution or winding-up of the Partnership, the holders of Series F Preferred Units shall be entitled to receive out of the assets of the Partnership legally available for distribution or the proceeds thereof after payment or provision for debts and other liabilities of the Partnership, but before any payment or distributions of the assets shall be made to holders of any class or series of Partnership Interest that ranks junior to the Series F Preferred Units as to rights upon liquidation, dissolution or winding-up of the Partnership, an amount equal to the sum of a liquidation preference equal to their positive Capital Account balances (including, without limitation, any accumulated and unpaid distributions, whether or not declared, to the date of payment to the extent not previously credited to such Capital Account balances), determined after taking into account all Capital Account adjustments for the Partnership taxable year during which the liquidation occurs (other than those made as a result of the liquidating distribution set forth in this 4.10(d)(i)). In the event that, upon such voluntary or involuntary liquidation, dissolution or winding-up, there are insufficient assets to permit full payment of liquidating distributions to the holders of Series F Preferred Units and any Parity Preferred Units as to rights upon liquidation, dissolution or winding-up of the Partnership, all payments of liquidating distributions on the Series F Preferred Units and such Parity Preferred Units shall be made so that the payments on the Series F Preferred Units and such Parity Preferred Units shall in all cases bear to each other the same ratio that the respective rights of the Series F Preferred Units and such other Parity Preferred Units (which shall not include any accumulation in respect of unpaid distributions for prior distribution periods if such Parity Preferred Units do not have cumulative distribution rights) upon liquidation, dissolution or winding-up of the Partnership bear to each other.

                        (ii) Notice. Written notice of any such voluntary or involuntary liquidation, dissolution or winding-up of the Partnership, stating the payment date or dates when, and the place or places where, the amounts distributable in such circumstances shall be payable, shall be given by (i) fax and
                  (ii) by first class mail, postage pre-paid, not less than 30 and not more than 60 days prior to the payment date stated therein, to each record holder of the Series F Preferred Units at the respective addresses of such holders as the same shall appear on the transfer records of the Partnership.

                        (iii) No Further Rights. After payment of the full amount of the liquidating distributions to which they are entitled, the holders of Series F Preferred Units will have no right or claim to any of the remaining assets of the Partnership.


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

                           (iv) Consolidation, Merger or Certain Other
                  Transactions. The voluntary sale, conveyance, lease, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the General Partner to, or the consolidation or merger or other business combination of the Partnership with or into, any corporation, trust or other entity (or of any corporation, trust or other entity with or into the Partnership) shall not be deemed to constitute a liquidation, dissolution or winding-up of the Partnership.

                  (e)   Optional Redemption.

                        (i) Right of Optional Redemption. The Series F Preferred Units may not be redeemed prior to the fifth anniversary of the issuance date. On or after such date, the Partnership shall have the right to redeem the Series F Preferred Units, in whole or in part, at any time or from time to time, upon not less than 30 nor more than 60 days' written notice, at a redemption price, payable in cash, equal to the Capital Account balance of the holder of Series F Preferred Units (the "Series F Redemption Price") provided, however, that no redemption pursuant to this Section 4.l0(e)(i) will be permitted if the Series F Redemption Price does not equal or exceed the original Capital Contribution of such holder plus the cumulative Series F Priority Return, whether or not declared, to the redemption date to the extent not previously distributed or distributed on the redemption date pursuant to
                  Section 4.l0(c)(i). If fewer than all of the outstanding Series F Preferred Units are to be redeemed, the Series F Preferred Units to be redeemed shall be selected pro rata (as nearly as practicable without creating fractional units).

                        (ii)    Limitation on Redemption.

                                (A)     The Series F Redemption Price (other
                        than the portion thereof consisting of accumulated but unpaid distributions) will be payable solely out of the sale proceeds of capital stock of the General Partner, which will be contributed by the General Partner to the Partnership as additional capital contribution, or out of the sale of limited partner interests in the Partnership and from no other source. For purposes of the preceding sentence, "capital stock" means any equity securities (including Common Stock and Preferred Stock (as such terms are defined in the Articles of Incorporation)), shares, participation or other ownership interests (however designated) and any rights (other than debt securities convertible into or exchangeable for equity securities) or options to purchase any of the foregoing.

                                (B)     The Partnership may not redeem fewer
                        than all of the outstanding Series F Preferred Units unless all accumulated and unpaid distributions have been paid on all Series F Preferred Units for all


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

                        quarterly distribution periods terminating on or prior to the date of redemption.

                        (iii)   Procedures for Redemption.

                                (A) Notice of redemption will be (i) faxed, and (ii) mailed by the Partnership, by certified mail, postage prepaid, not less than 30 nor more than 60 days prior to the redemption date, addressed to the respective holders of record of the Series F Preferred Units at their respective addresses as they appear on the records of the Partnership. No failure to give or defect in such notice shall affect the validity of the proceedings for the redemption of any Series F Preferred Units except as to the holder to whom such notice was defective or not given. In addition to any information required by law, each such notice shall state: (i) the redemption date,
                        (ii) the Series F Redemption Price, (iii) the aggregate number of Series F Preferred Units to be redeemed and if fewer than all of the outstanding Series F Preferred Units are to be redeemed, the number of Series F Preferred Units to be redeemed held by such holder, which number shall equal such holder's pro rata share (based on the percentage of the aggregate number of outstanding Series F
                        Preferred Units the total number of Series F
                        Preferred Units held by such holder represents) of the aggregate number of Series F Preferred Units to be redeemed, (iv) the place or places where such Series F Preferred Units are to be surrendered for payment of the Series F Redemption Price, (v) that distributions on the Series F Preferred Units to be redeemed will cease to accumulate on such redemption date and (vi) that payment of the Series F Redemption Price will be made upon presentation and surrender of such Series F Preferred Units.

                                (B)     If the Partnership gives a notice of
                        redemption in respect of Series F Preferred Units (which notice will be irrevocable) then, by 12:00 noon, New York City time, on the redemption date, the Partnership will deposit irrevocably in trust for the benefit of the Series F Preferred Units being redeemed funds sufficient to pay the applicable Series F Redemption Price and will give irrevocable instructions and authority to pay such Series F Redemption Price to the holders of the Series F Preferred Units upon surrender of the Series F Preferred Units by such holders at the place designated in the notice of redemption. If the Series F Preferred Units are evidenced by a certificate and if fewer than all Series F Preferred Units evidenced by any certificate are being redeemed, a new certificate shall be issued upon surrender of the certificate evidencing all Series F Preferred Units, evidencing the unredeemed Series F Preferred Units without cost to the holder thereof. On and after the date of redemption, distributions will cease to accumulate on the Series F Preferred Units or portions thereof called for redemption, unless the Partnership defaults in the payment thereof. If any date fixed for redemption of Series F Preferred Units is not a Business Day, then


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

                        payment of the Series F Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Series F Redemption Price is improperly withheld or refused and not paid by the Partnership, distributions on such Series F Preferred Units will continue to accumulate from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the applicable Series F Redemption Price.

                  (f)   Voting Rights.

                        (i) General. Holders of the Series F Preferred Units will not have any voting rights or right to consent to any matter requiring the consent or approval of the Limited Partners, except as otherwise expressly set forth in the Partnership Agreement and except as set forth below.

                        (ii) Certain Voting Rights. So long as any Series F Preferred Units remain outstanding, the Partnership shall not, without the affirmative vote of the holders of at least two-thirds of the Series F Preferred Units outstanding at the time (i) authorize or create, or increase the authorized or issued amount of, any class or series of Partnership Interests ranking prior to the Series F Preferred Units with respect to payment of distributions or rights upon liquidation, dissolution or winding-up or create, authorize or issue any obligations or security convertible into or evidencing the right to purchase any such Partnership Interests, (ii) authorize or create, or increase the authorized or issued amount of any Parity Preferred Units or reclassify any Partnership Interest of the Partnership into any such Partnership Interest or create, authorize or issue any obligations or security convertible into or evidencing the right to purchase any such Partnership Interests but only to the extent such Parity Preferred Units are issued to an affiliate of the Partnership, other than to (1) Security Capital U.S. Realty, Security Capital Holdings, S.A. or their Affiliates (if issued upon arm's length terms in the good faith determination of the board of directors of the General Partner), or (2) the General Partner to the extent the issuance of such interests was to allow the General Partner to issue corresponding preferred stock to persons who are not affiliates of the Partnership; or (iii) (A) consolidate, merge into or with, or convey, transfer or lease its assets substantially as an entirety to, any corporation or other entity or (B) amend, alter or repeal the provisions of the Partnership Agreement, whether by merger, consolidation or otherwise, in a manner that would materially and adversely affect the powers, special rights, preferences, privileges or voting power of the Series F Preferred Units or the holders thereof; provided, however, that with respect to a merger, consolidation or a sale or lease of all of the Partnership's assets as an entirety, so long as (a) the Partnership is the surviving entity and the Series F Preferred Units remain outstanding with the terms thereof unchanged, or (b) the resulting, surviving or transferee entity is a partnership, limited liability company or other pass-through entity organized under the laws of any state and substitutes for the Series F Preferred Units other interests in such entity having substantially the same terms and rights as the Series F Preferred Units, including with respect to distributions, voting rights and rights upon liquidation, dissolution or winding-up, then the occurrence of any such event shall not be deemed to materially and adversely affect such rights. privileges or voting powers of the holders of the Series F Preferred Units and no vote of the Series F Preferred Units shall be required in such case; and provided further that any increase in the amount of Partnership Interests or the creation or issuance of any other class or series of Partnership Interests, in each case ranking (a) junior to the Series F Preferred Units with respect to payment of distributions and the distribution of assets upon liquidation, dissolution or winding-up, or (b) on a parity to the Series F Preferred Units with respect to payment of distributions or the distribution of assets upon liquidation, dissolution or winding-up to the extent such Partnership Interest are not issued to an affiliate of the Partnership, other than (A) Security Capital U.S. Realty, Security Capital Holdings, S.A. or their Affiliates (if issued upon arm's length terms in the good faith determination of the board of directors of the General Partner), or (B) the General Partner to the extent the issuance of such interests was to allow the General Partner to issue corresponding preferred stock to persons who are not affiliates of the Partnership, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers and no vote of the Series F Preferred Units shall be required in such case.

                  (g)   Exchange Rights.

                        (i)     Right to Exchange.

                                (A)     Series F Preferred Units will be
                        exchangeable in whole or in part at anytime on or after the tenth anniversary of the date of issuance, at the option of the holders thereof, for authorized but previously unissued shares of 8.75% Series F Cumulative Redeemable Preferred Stock of the General Partner (the "Series F Preferred Stock") at an exchange rate of one share of Series F Preferred Stock for one Series F Preferred Unit, subject to adjustment as described below (the "Series F Exchange Price"), provided that the Series F Preferred Units will become exchangeable at any time, in whole or in part, at the option of the holders of Series F Preferred Units for Series F Preferred Stock if (y) at any time full distributions shall not have been made on the applicable Series F Preferred Unit Distribution Payment Date on any Series F Preferred Unit with respect to six (6) prior quarterly distribution periods, whether or not consecutive, provided, however, that a distribution in respect of Series F Preferred Units shall be considered timely made if made within two (2) Business Days after the applicable Series F Preferred Unit Distribution

                        Payment Date if at the time of such late payment there shall not be any prior quarterly distribution periods in respect of which full distributions were made more than two (2) Business Days after the applicable Series F Preferred Unit Distribution Payment Date or (z) upon receipt by a holder or holders of Series F Preferred Units of (A) notice from the General Partner that the General Partner or a Subsidiary of the General Partner has taken the position that the Partnership is, or upon the occurrence of a defined event in the immediate future will be, a PTP and (B) an opinion rendered by an outside nationally recognized independent counsel familiar with such matters addressed to a holder or holders of Series F Preferred Units, that the Partnership is or likely is, or upon the occurrence of a defined event in the immediate future will be or likely will be, a PTP. In addition, the Series F Preferred Units may be exchanged for Series F Preferred Stock, in whole or in part, at the option of any holder prior to the tenth anniversary of the issuance date and after the third anniversary thereof if such holder of a Series F Preferred Unit shall deliver to the General Partner either (i) a private ruling letter addressed to such holder of Series F Preferred Units or (ii) an opinion of independent counsel reasonably acceptable to the General Partner based on the enactment of temporary or final Treasury Regulations or the publication of a Revenue Ruling, in either case to the effect that an exchange of the Series F Preferred Units at such earlier time would not cause the Series F Preferred Units to be considered "stock and securities" within the meaning of section 351(e) of the Code for purposes of determining whether the holder of such Series F Preferred Units is an "investment company" under section 721(b) of the Code if an exchange is permitted at such earlier date. Furthermore, the Series F Preferred Units may be exchanged in whole but not in part by any holder thereof which is a real estate investment trust within the meaning of Sections 856 through 859 of the Code for Series F Preferred Stock (but only if the exchange in whole may be accomplished consistently with the ownership limitations set forth under Article 5 of the Articles of Incorporation (taking into account exceptions thereto) if at any time (i) the Partnership reasonably determines that the assets and income of the Partnership for a taxable year after 2001 would not satisfy the income and assets tests of Section 856 of the Code for such taxable year if the Partnership were a real estate investment trust within the meaning of the Code or (ii) any such holder of Series F Preferred Units shall deliver to the Partnership and the General Partner an opinion of independent counsel reasonably acceptable to the General Partner to the effect that, based on the assets and income of the Partnership for a taxable year after 2001, the Partnership would not satisfy the income and assets tests of Section 856 of the Code for such taxable year if the Partnership were a real estate investment trust within the meaning of the Code and that such failure would create a meaningful risk that a holder of the Series F Preferred Units would fail to maintain qualification as a real estate investment trust. Furthermore, the Series F Preferred Units may be exchanged in whole or in part for Series F Preferred Stock at any time after the date hereof, if both (1) the holder thereof concludes based on results or projected results that there exits (in the reasonable judgment of the holder) an imminent and substantial risk that the holder's interest in the Partnership does or will represent more than 19.5% of the total profits or capital interests in the Partnership (determined in accordance with Treasury Regulations Section 1.731 -2(e)(4)) for a taxable year, and (2) the holder delivers to the General Partner an opinion of nationally recognized independent counsel to the effect that there is an imminent and substantial risk that the holder's interest in the Partnership does or will represent more than 19.5% of the total profits or capital interests in the Partnership (determined in accordance with Treasury Regulations Section 1.731-2(e)(4)) for a taxable year.

                                (B) Notwithstanding anything to the contrary set forth in Section 4.10(g)(i)(A), if an Series F Exchange Notice (as defined herein) has been delivered to the General Partner, then the General Partner may at its option, elect to redeem or cause the Partnership to redeem all or a portion of the outstanding Series F Preferred Units for cash in an amount equal to the original Capital Contribution per Series F Preferred Unit and all accrued and unpaid distributions thereon to the date of redemption. The General Partner may exercise its option to redeem the Series F Preferred Units for cash pursuant to this
                        Section 4.l0(g)(i)(B) by giving each holder of record of Series F Preferred Units notice of its election to redeem for cash, within five (5) Business Days after receipt of the Series F Exchange Notice, by (i) fax, and (ii) registered mail, postage paid, at the address of each holder as it may appear on the records of the Partnership stating (i) the redemption date, which shall be no later than sixty (60) days following the receipt of the Series F Exchange
                        Notice, (ii) the redemption price, (iii) the place or places where the Series F Preferred Units are to be surrendered for payment of the redemption price, (iv) that distributions on the Series F Preferred Units will cease to accrue on such redemption date; (v) that payment of the redemption price will be made upon presentation and surrender of the Series F Preferred Units and (vi) the aggregate number of Series F Preferred Units to be redeemed, and if fewer than all of the outstanding Series F Preferred Units are to be redeemed, the number of Series F Preferred Units to be redeemed held by such holder, which number shall equal such holder's pro-rata share
                        (based on the percentage of the aggregate number of outstanding Series F Preferred Units the total number of Series F Preferred Units held by such holder represents) of the aggregate number of Series F Preferred Units being redeemed.

                                (C) Upon the occurrence of an event giving rise to exchange rights pursuant to Section 4.l0(g)(i)(A), in the event an exchange of all or a portion of Series F Preferred Units pursuant to
                        Section 4.10(g)(i)(A) would violate the provisions on ownership limitation of the General

                        Partner set forth in Article 5 of the Articles of Incorporation, the General Partner shall give written notice thereof to each holder of record of Series F Preferred Units, within five (5) Business Days following receipt of the Series F Exchange Notice, by (i) fax, and
                        (ii) registered mail, postage prepaid, at the address of each such holder set forth in the records of the Partnership. In such event, each holder of Series F Preferred Units shall be entitled to exchange, pursuant to the provision of Section 4.10(g)(ii) a number of Series F Preferred Units which would comply with the provisions on the ownership limitation of the General Partner set forth in such Article 5 of the Articles of Incorporation and any Series F Preferred Units not so exchanged (the "Series F Excess Units") shall be redeemed by the Partnership for cash in an amount equal to the original Capital Contribution per Series F Excess Unit, plus any accrued and unpaid distributions thereon, whether or not declared, to the date of redemption. The written notice of the General Partner shall state (i) the number of Series F Excess Units held by such holder,
                        (ii) the redemption price of the Series F Excess Units,
                        (iii) the date on which such Series F Excess Units shall be redeemed, which date shall be no later than sixty
                        (60) days following the receipt of the Series F Exchange Notice, (iv) the place or places where such Series F Excess Units are to be surrendered for payment of the Series F Redemption Price, (iv) that distributions on the Series F Excess Units will cease to accrue on such redemption date, and (v) that payment of the redemption price will be made upon presentation and surrender of such Series F Excess Units. In the event an exchange would result in Series F Excess Units, as a condition to such exchange, each holder of such units agrees to provide representations and covenants reasonably requested by the General Partner relating to (i) the widely held nature of the interests in such holder, sufficient to assure the General Partner that the holder's ownership of stock of the General Partner (without regard to the limits described above) will not cause any individual to own in excess of 9.8% of the stock of the General Partner; and (ii) to the extent such holder can so represent and covenant without obtaining information from its owners, the holder's ownership of tenants of the Partnership and its affiliates.

                                (D)     The redemption of Series F Preferred
                        Units described in Section 4.10(g)(i)(B) and (C) shall be subject to the provisions of Section 4.l0(e)(ii)(A) and Section 4.10(e)(iii)(B); provided, however, that for purposes hereof the term "Redemption Price" in Sections 4.10(e)(ii)(A) and 4.10(e)(iii)(B) shall be read to mean the original Capital Contribution per Series F Preferred Unit being redeemed plus all accrued and unpaid distributions to the redemption date.

                        (ii)    Procedure for Exchange.

                                (A) Any exchange shall be exercised pursuant to a notice of exchange (the "Series F Exchange
                        Notice") delivered to the General Partner by the holder who is exercising such exchange right, by (i) fax and (ii) by certified mail postage prepaid. Upon request of the General Partner, such holder delivering the Series F Exchange Notice shall provide to the General Partner in writing such information as the General Partner may reasonably request to determine whether any portion of the exchange by the delivering holder will result in the violation of the restrictions of Article 5 of the Articles of Incorporation, including the Ownership Limit and the Related Tenant Limit. The exchange of Series F
                        Preferred Units, or a specified portion thereof, may be effected after the fifth (5th) Business Days following receipt by the General Partner of the Series F Exchange Notice and such requested information by delivering certificates, if any, representing such Series F Preferred Units to be exchanged together with, if applicable, written notice of exchange and a proper assignment of such Series F Preferred Units to the office of the General Partner maintained for such purpose. Currently, such office is 121 West Forsyth Street, Suite 200, Jacksonville, Florida 32202. Each exchange will be deemed to have been effected immediately prior to the close of business on the date on which such Series F Preferred Units to be exchanged (together with all required documentation) shall have been surrendered and notice shall have been received by the General Partner as aforesaid and the Series F Exchange Price shall have been paid. Any Series F Preferred Stock issued pursuant to this Section 4.10(g) shall be delivered as shares which are duly authorized, validly issued, fully paid and nonassessable, free of pledge, lien, encumbrance or restriction other than those provided in the Articles of Incorporation, the Bylaws of the General Partner, the Securities Act and relevant state securities or blue sky laws.

                                (B) In the event of an exchange of Series F Preferred Units for shares of Series F Preferred
                        Stock, an amount equal to the accrued and unpaid distributions which are not paid pursuant to Section 4(a) hereof, whether or not declared, to the date of exchange on any Series F Preferred Units tendered for exchange shall (i) accrue and be payable by the General Partner from and after the date of exchange on the shares of the Series F Preferred Stock into which such Series F Preferred Units are exchanged.
                        and (ii) continue to accrue on such Series F
                        Preferred Units, which shall remain outstanding following such exchange, with the General Partner as the holder of such Series F Preferred Units. Notwithstanding anything to the contrary set forth herein, in no event shall a holder of a Series F Preferred Unit that was validly exchanged into Series
                        F Preferred Stock pursuant to this section (other than the General Partner now holding such Series F Preferred Unit), receive a distribution out of Available Cash or Capital Transaction Proceeds of the Partnership with respect to any Series F Preferred Units so exchanged.

                                (C) Fractional shares of Series F Preferred Stock are not to be issued upon exchange but, in lieu thereof, the General Partner will pay a cash adjustment based upon the fair market value of the Series F Preferred Stock on the day prior to the exchange date as determined in good faith by the Board of Directors of the General Partner.

                        (iii)   Adjustment of Exchange Price.

                                (A) The Series F Exchange Price is subject to adjustment upon certain events, including, (i) subdivisions, combinations and reclassification of the Series F Preferred Stock, and (ii) distributions to all holders of Series F Preferred Stock of evidences of indebtedness of the General Partner or assets (including securities, but excluding dividends and distributions paid in cash out of equity applicable to Series F Preferred Stock).

                                (B) In case the General Partner shall be a party to any transaction (including, without limitation, a merger, consolidation, statutory share exchange, tender offer for all or substantially all of the General Partner's capital stock or sale of all or substantially all of the General Partner's assets), in each case as a result of which the Series F Preferred Stock will be converted into the right to receive shares of capital stock, other securities or other property (including cash or any combination thereof), each Series F Preferred Unit will thereafter be exchangeable into the kind and amount of shares of capital stock and other securities and property receivable (including cash or any combination thereof) upon the consummation of such transaction by a holder of that number of shares of Series F Preferred Stock or fraction thereof into which one Series F Preferred Unit was exchangeable immediately prior to such transaction. The General Partner may not become a party to any such transaction unless the terms thereof are consistent with the foregoing.

                                (C) So long as a Preferred Partner or any of its permitted successors or assigns holds any Series
                        F Preferred Units as the case may be, the General Partner shall not, without the affirmative vote of the holders of at least two-thirds of the Series F Preferred Units (excluding any Series F Preferred
                        Units surrendered to the General Partner in exchange for Series F Preferred Stock) and Series F Preferred Stock (voting together as a class on the basis of number of shares into which Series F Preferred Units are exchangeable) outstanding at the time: (a) designate or create, or increase the authorized or issued amount of, any class or series of shares ranking senior to the Series F Preferred Stock with respect to the payment of distributions or rights upon liquidation, dissolution or winding-up or reclassify any authorized shares of the General
                        Partner into any such shares, or create, authorize or issue any obligations or securities convertible into or evidencing the right to purchase any such shares; (b) designate or create, or increase the authorized or issued amount of, any Parity Preferred Stock or reclassify any authorized shares of the General Partner into any such shares, or create, authorize or issue any obligations or security convertible into or evidencing the right to purchase any such shares, but only to the extent that such Parity Preferred Stock are issued to an Affiliate of the General Partner other than (A) Security Capital U.S. Realty, Security Capital Holdings, S.A. or their affiliates (if issued on arm's length terms in the good faith determination of the board of directors of the General Partner), or (B) the General Partner to the extent the issuance of such interests was to allow the General Partner to issue corresponding preferred stock in the same transaction to persons who are not affiliates of the Partnership; (c) amend, alter or repeal the provisions of the Charter or bylaws of the General Partner, whether by merger, consolidation or otherwise, that would materially and adversely affect the powers, special rights, preferences, privileges or voting power of the Series F Preferred Stock or the holders thereof; provided, however, that any increase in the amount of authorized Preferred Stock or the creation or issuance of any other series or class of Preferred Stock, or any increase in the amount of authorized shares of each class or series, in each case ranking either (1) junior to the Series F Preferred Stock with respect to the payment of distributions or the distribution of assets upon liquidation, dissolution or winding-up, or (2) on a parity with the Series F Preferred Stock with respect to the payment of distributions or the distribution of assets upon liquidation, dissolution or winding-up to the extent such Preferred Stock are not issued to an Affiliate of the General Partner other than (A) Security Capital U.S. Realty, Security Capital Holdings, S.A. or their affiliates if issued on arm's length terms in the good faith determination of the board of directors of the General Partner, or (B) General Partner to the extent the issuance of such interests was to allow the General Partner to issue corresponding preferred stock to persons who are not affiliates of the Partnership, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers.

                  (h) No Conversion Rights. The holders of the Series F Preferred Units shall not have any rights to convert such shares into shares of any other class or series of stock or into any other securities of, or interest in, the Partnership.

                  (i) No Sinking Fund. No sinking fund shall be established for the retirement or redemption of Series F Preferred Units."

         Section 5.     Article 7 - Management and Operating of Business.
Section 7.1(h) is hereby amended by inserting the words " and Series F Priority Return and" before the words "Priority Distribution Amount" therein.

         Section 6.     Article 8 - Rights and Obligations of Limited Partner.
Section 8.4 is hereby amended by inserting the words "and Section 4.10," after the words "Section 4.8".

         Section 7.     Article 11 - Transfers and Withdrawals.

                  (a) Section 11.2(b) is hereby amended by inserting the words "and Section 4.10(f)" after the words "4.8(f)" in the first sentence thereof.

                  (b) The Series F Preferred Partner may, subject to Sections 11.3(b)-(n), assign its Units to any Person, and any such assignee shall be admitted as a Substituted Limited Partner.

                  (c)   The following is inserted as a new Section 11.3(n):

                        "(k) Transfers by Series F Preferred Partner. In
                  addition to the other restrictions on transfer set forth in this Article 11, which apply to Series F Preferred Units, no transfer of the Series F Preferred Units may be made without the consent of the General Partner, which consent may be given or withheld in its sole and absolute discretion, if such transfer would result in more than four partners holding all outstanding Series F Preferred Units within the meaning of Regulation Section 1.7704-1(h)(3) "; provided, however, that the General Partner shall not unreasonably withhold its consent to a waiver of the limitations set forth in this
                  Section 11.3(n) if the Partnership is (1) relying on a provision other than Treasury Regulation Section 1.7704-1(h) to avoid classification of Partnership as a PTP or (2) a PTP."

         Section 8.     Article 13 - Dissolution and Liquidation.

                  (a) Clause (iii) of Section 13.2(a) is hereby deleted and the following inserted in lieu thereof:

                  "(iii) Third, one hundred percent (100%) to the Parity Preferred Units in accordance with Sections 4.5(d), 4.6(d), 4.7(d), 4.8(d), 4.9(d) and 4.10(d)."

                  (b) The words "and Section 4.10 with respect to the Series F Preferred Units" is hereby inserted after the words "Section 4.5 with respect to the Series A Preferred Units" in Section 13.6.

         Section 9. Article 14 - Amendment of Partnership Agreement; Meetings. Sections 14.1(a), 14.1(c) and 14.1(d) are hereby amended by inserting the words "and 4.10(f)(ii)" after each reference to "4.5(f)(ii)" therein.

         Section 10.    Miscellaneous.

                  (a)   Notwithstanding anything to the contrary contained in
         Section 8.6 of the Partnership Agreement, in no event shall the rights of the holders of the Series F

         Preferred Units set forth in Section 4 of this Amendment be subordinate to the Redemption Rights set forth in Section 8.6 of the Partnership Agreement.

                  (b) The Partnership and the General Partner represent and warrant that the issuance of the Series F Preferred Units pursuant to this Amendment is permitted pursuant to Section 4.2(b)(i).

                  (c) The Partnership and General Partner (i) represent and warrant that, except as disclosed on Schedule 1 attached hereto, no Redemption Rights contemplated in Section 8.6 require the Partnership or General Partner to pay cash in lieu of the Share Amount in exchange for Units (other than at the election of the Partnership or General Partner) and (ii) covenant and agree not to grant, without the consent of the Series A Preferred Partners and Series F Preferred Partner, any Redemption Rights requiring the Partnership or General Partner to pay cash in lieu of the Share Amount in exchange for Units (other than at the election of the Partnership or General Partner) except (i) redemption rights assumed by Partnership or General Partner in connection with the acquisition of an existing operating partnership and (ii) redemption rights as to less than 5% of the Common Units arising from a tender offer by the Partnership intended to reduce the number of partners of the Partnership, unless (i) the cash used to effectuate any such cash redemption is raised from the issuance of Common Stock of the General Partner issued for such purpose or (ii) the Partnership shall allow the holders of the Series A Preferred Units and Series F Preferred Units to redeem their Units for the Series A Redemption Price and Series F Redemption Price, respectively, immediately prior to the time of such other redemption.

         Section 11. Fourth Amended and Restated Agreement of Limited Partnership. The form of Fourth Amended and Restated Agreement of Limited Partnership (the "Restated Form") attached to the Partnership Agreement is hereby amended to conform to the amendments set forth in this Amendment, all of which shall be deemed incorporated in said Fourth Amended and Restated Agreement of Limited Partnership (the "Restated Agreement") upon the effectiveness thereof (with such conforming changes as may be necessary to give substantive effect thereto). Additionally, the Restated Agreement Form and, upon its effectiveness, the Restated Agreement are hereby amended as follows:

                  (a) Section 4.2(b)(i)(A) is hereby amended by inserting the words "and Section 4.10(f)(ii)" after the words "subject to Sections 4.5(f)(ii) and 4.8(f)(ii)," at the beginning of clause (ii);

                  (b) Section 4.2(b)(i)(B) is hereby amended by inserting the words "and Section 4.l0(f)(ii)" after the words "and Sections 4.5(f)(ii) and 4.8(f)(ii) after the reference to "Section 14.1(g)(ii)" in clause (ii); and

                  (c) Section 14.1(g) is hereby amended by inserting the following at the end thereof:

                  "Nothing contained in Section 14(g) shall be deemed to modify or affect the rights, preferences and priorities of the Series F Preferred Partner as to distributions and allocations.

         Section 12. Reaffirmation. Except as modified herein, all terms and conditions of the Partnership Agreement shall remain in full force and effect, which terms and conditions the General Partner hereby ratifies and affirms.

                        (SPACE LEFT INTENTIONALLY BLANK)

         IN WITNESS WHEREOF, this Amendment has been executed as of the date first above written.

                                        GENERAL PARTNER

                                        REGENCY REALTY CORPORATION


                                        By:      /s/  Bruce M. Johnson
                                           -------------------------------------
                                             Name:    Bruce M. Johnson
                                             Title:   Managing Director and
                                                      Executive Vice President

                                        LIMITED PARTNER

                                        MONTEBELLO REALTY CORP.

                                        By:      /s/ J. Timothy Ford
                                           -------------------------------------
                                                 Name:  J. Timothy Ford
                                                 Title:  V. P.

                      SIGNATURE PAGES TO AMENDMENT NO. 6 TO
             REGENCY CENTERS, L.P. AGREEMENT OF LIMITED PARTNERSHIP

                                        GENERAL PARTNER

                                        Regency Realty Corporation


                                        By:
                                           -------------------------------------




                                        CONTRIBUTOR



                                        By: ____________________________________
                                        Name:___________________________________
                                        Title: _________________________________


                                        SECURITY CAPITAL U.S. REALTY


                                        By:   /s/ Jeffrey A. Cozad
                                            ------------------------------------
                                        Name:    Jeffrey A. Cozad
                                        Title:   Manager


                                        SECURITY CAPITAL HOLDINGS S.A.


                                        By:   /s/ Jeffrey A. Cozad
                                            ------------------------------------
                                        Name:    Jeffrey A. Cozad
                                        Title:   Manager


                                        ARDEN SQUARE HOLDINGS SARL


                                        By:   /s/ Jeffrey A. Cozad
                                            ------------------------------------
                                        Name:    Jeffrey A. Cozad
                                        Title:   Manager

                                       BLOSSOM VALLEY HOLDINGS SARL


                                        By:   /s/ Jeffrey A. Cozad
                                            ------------------------------------
                                        Name:    Jeffrey A. Cozad
                                        Title:   Manager


                                        COOPER STREET PLAZA HOLDINGS SARL


                                        By:   /s/ Jeffrey A. Cozad
                                            ------------------------------------
                                        Name:    Jeffrey A. Cozad
                                        Title:   Manager


                                        DALLAS HOLDINGS SARL


                                        By:   /s/ Jeffrey A. Cozad
                                            ------------------------------------
                                        Name:    Jeffrey A. Cozad
                                        Title:   Manager


                                        EL CAMINO HOLDINGS SARL


                                        By:   /s/ Jeffrey A. Cozad
                                            ------------------------------------
                                        Name:    Jeffrey A. Cozad
                                        Title:   Manager


                                        FRIARS MISSION HOLDINGS SARL


                                        By:   /s/ Jeffrey A. Cozad
                                            ------------------------------------
                                        Name:    Jeffrey A. Cozad
                                        Title:   Manager

                                   SCHEDULE 1
                                   ----------




                                     None.

                              REGENCY CENTERS, L.P.

                  Amendment No. 5 to Third Amended and Restated
         Agreement of Limited Partnership (the "Partnership Agreement")

         Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meaning assigned to them in the Partnership Agreement.

         Section 2. Amendment Regarding Preferred Units. Section 4.2(b) of the Partnership Agreement is hereby amended to read in full as follows (new language is double underscored and deleted language is stricken through):

                  "(b) Consent Granted by Limited Partners for Certain Issuances. Pursuant to Section 4.2(a), the Consent of Limited Partners holding Original Limited Partnership Units and the Consent of Limited Partners holding Additional Units has been obtained for, and no further Consent of the Limited Partners or of any class of Limited Partners shall be required for, the issuance of additional Units from time to time as follows:

                        (i) Issuance of Preferred Units. Subject to Sections
                  4.5(f)(ii), 4.6(f)(ii), 4.7(f)(ii), 4.8(f)(ii) and 4.9(f)(ii),
                  Preferred Units may be issued to any Limited Partner if, as a result of such issuance and the application of the proceeds therefrom, the sum of (i) the aggregate liquidation preference of all outstanding Preferred Units entitled to priority upon liquidation and (ii) the Partnership's gross sales price of outstanding Preferred Units entitled to priority only with respect to distributions of Available Cash would not exceed twenty thirty percent (230%) of the Partnership's book value before depreciation and amortization as of the end of the calendar quarter preceding the date of issuance, determined in accordance with generally accepted accounting principles. Nothing in this Section 4.2(b)(i) shall be construed to prohibit the General Partner from (i) redeeming Series A Preferred Units or other Preferred Units issued from time to time pursuant to this Section 4.2(b)(i) to third parties who are not Affiliates of the General Partner and (ii) holding and receiving distributions on such Redeemed Preferred Units where such Units are redeemed in exchange for preferred stock of the General Partner having designations, preferences and other rights substantially similar to the designations, preferences and other rights of the Units so redeemed."

         Section 3. Counterparts. This Amendment may be executed in one or more counterparts, all of which shall constitute one and the same agreement.

         Section 4. Effective Date. This Amendment shall be effective as of September 7, 2000.

                                        GENERAL PARTNER

                                        Regency Realty Corporation


                                        By:  /s/ Bruce M. Johnson
                                           -------------------------------------
                                            Bruce M. Johnson
                                            Its Managing Director and Executive
                                                 Vice President


                                        SECURITY CAPITAL U.S. REALTY


                                        By:   /s/ Jeffrey A. Cozad
                                            ------------------------------------
                                        Name:    Jeffrey A. Cozad
                                        Title:   Manager


                                        SECURITY CAPITAL HOLDINGS S.A.


                                        By:   /s/ Jeffrey A. Cozad
                                            ------------------------------------
                                        Name:    Jeffrey A. Cozad
                                        Title:   Manager


                                        ARDEN SQUARE HOLDINGS SARL


                                        By:   /s/ Jeffrey A. Cozad
                                            ------------------------------------
                                        Name:    Jeffrey A. Cozad
                                        Title:   Manager


                                        BLOSSOM VALLEY HOLDINGS SARL


                                        By:   /s/ Jeffrey A. Cozad
                                            ------------------------------------
                                        Name:    Jeffrey A. Cozad
                                        Title:   Manager

                                        COOPER STREET PLAZA HOLDINGS SARL


                                        By:   /s/ Jeffrey A. Cozad
                                            ------------------------------------
                                        Name:    Jeffrey A. Cozad
                                        Title:   Manager


                                        DALLAS HOLDINGS SARL


                                        By:   /s/ Jeffrey A. Cozad
                                            ------------------------------------
                                        Name:    Jeffrey A. Cozad
                                        Title:   Manager


                                        EL CAMINO HOLDINGS SARL


                                        By:   /s/ Jeffrey A. Cozad
                                            ------------------------------------
                                        Name:    Jeffrey A. Cozad
                                        Title:   Manager


                                        FRIARS MISSION HOLDINGS SARL


                                        By:   /s/ Jeffrey A. Cozad
                                            ------------------------------------
                                        Name:    Jeffrey A. Cozad
                                        Title:   Manager

                              Regency Centers, L.P.
           Amendment No. 4 to Third Amended and Restated Agreement of
                Limited Partnership (the "Partnership Agreement")
        Relating to 8.75% Series E Cumulative Redeemable Preferred Units

         Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meaning assigned thereto in the Partnership Agreement. For purposes of this Amendment the term "Series E Limited Partner" shall mean a Limited Partner holding Series E Preferred Units. The term "Parity Preferred Units" shall be used to refer to Series A Preferred Units, Series B Preferred Units, Series C Preferred Units, Series D Preferred Units (as hereafter defined) and any class or series of Partnership Interests of the Partnership now or hereafter authorized, issued or outstanding expressly designated by the Partnership to rank on a parity with Series A Preferred Units or Series B Preferred Units with respect to distributions or rights upon voluntary or involuntary liquidation, winding-up or dissolution of the Partnership, or both, as the context may require, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per unit or conversion rights or exchange rights shall be different from those of the Series A Preferred Units. The term "Series E Priority Return" shall mean, an amount equal to 8.75% per annum, determined on the basis of a 360 day year of twelve 30 day months (or actual days for any month which is shorter than a full monthly period), cumulative to the extent not distributed for any given distribution period, of the stated value of $100.00 per Series E Preferred Unit, commencing on the date of issuance of such Series E Preferred Unit. The Partnership Agreement shall be amended to add such definitions, and shall be further amended to add the following definition: "Priority Returns" means the Series A Priority Return, the Series B Priority Return, the Series C Priority Return, Series D Priority Return or similar amount payable with respect to any other Parity Preferred Units. The term "Junior Stock" means any class or series of capital stock of the General Partner ranking junior as to the payment of distributions or rights upon voluntary or involuntary liquidation, winding up or dissolution of the General Partner to the Series E Preferred Stock or other Parity Preferred Shares. The term "PTP" shall mean a "publicly traded partnership" within the meaning of Section 7704 of the Code (as hereafter defined). The final Paragraph in the definition of "Net Income" and "Net Loss" in the Partnership Agreement shall be restated in its entirety as follows (new language is underscored):

                  "Solely for purposes of allocating Net Income or Net Loss in any Fiscal Year to the holders of the Parity Preferred Units, items of Net Income and Net Loss, as the case may be, shall not include Depreciation with respect to properties (or groupings of properties selected by the General Partner using any method determined by it to be reasonable) that are "ceiling limited" in respect of the holders of the Parity Preferred Units. For purposes of the preceding sentence, Partnership property shall be considered ceiling limited in respect of a holder of Parity Preferred Units if Depreciation attributable to such Partnership property which would otherwise be allocable to such Partner, without regard to this paragraph, exceeded depreciation determined for federal income tax purposes attributable to such Partnership property which would otherwise be allocated to such Partner by more than 5%."

         Section 2. Designation and Number. A series of Partnership Units in the Partnership designated as the "8.75% Series E Cumulative Redeemable Preferred Units" (the "Series E Preferred Units") is hereby established. The number of Series E Preferred Units shall be 700,000.

         Section 3.     Rank.

                  (a) The Series E Preferred Units will, with respect to distributions or rights upon voluntary or involuntary liquidation, winding-up or dissolution of the Partnership, or both, rank senior to all classes or series of Partnership Interests now or hereafter authorized, issued or outstanding other than any class or series of equity securities of the Partnership issued after the issuance of the Series E Preferred Units and expressly designated in accordance with the Partnership Agreement as ranking on a parity with the Series E Preferred Units as to distributions or rights upon voluntary or involuntary liquidation, winding-up or dissolution of the Partnership, or both. The Series E Preferred Units are expressly designated as ranking on a parity with the Series A Preferred Units, the Series B Preferred Units, Series C Preferred Units and Series D Preferred Units.

                  (b) The last sentence of Section 4.1(a) of the Partnership Agreement shall be amended to read in full as follows (new language is underscored):

                  Any Partnership Interests held by the General Partner or any Affiliate other than a Property Affiliate (including Partnership Interests acquired under Sections 4.2, 8.6 and 8.7) shall be Class B Units, other than Parity Preferred Units, the issuance of which has been approved by the Limited Partners pursuant to Section 4.2, and any Preferred Units issued pursuant to Section 4.2(b)(i).

         Section 4.     Distributions.

                  (a) Payment of Distributions. Subject to the rights of holders of Parity Preferred Units, holders of Series E Preferred Units shall be entitled to receive, out of Available Cash and Capital Transaction Proceeds, cumulative preferential cash distributions at the rate per annum of 8.75% of the original Capital Contribution per Series E Preferred Unit. Such distributions shall be cumulative, shall accrue from the original date of issuance and will be payable in cash when, as and if declared by the Partnership acting through the General Partner, (A) quarterly in arrears, on or before March 31, June 30, September 30 and December 31 of each year commencing on June 30, 2000 and (B) in the event of (i) an exchange of Series E Preferred Units into Series E Preferred Stock, or (ii) a redemption of Series E Preferred Units, on the exchange date or redemption date, as applicable (each a "Series E Preferred Unit Distribution Payment Date"). The amount of the distribution payable for any period will be computed on the basis of a 360-day year of twelve 30-day months and for any period shorter than a full quarterly period for which distributions are computed, the amounts of the distribution payable will be computed based on the ratio of the actual number of days elapsed in the quarterly period to ninety (90) days. If any date on which distributions are to be made on the Series E Preferred Units is not a Business Day (as defined herein), then payment of the distribution to be made on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. Distributions on the Series E Preferred Units will be made to the holders of record of the Series E Preferred Units on the relevant record dates to be fixed by the Partnership acting through the General Partner, which record dates shall be not less than ten (10) days and not more than thirty
(30) Business Days prior to the relevant Preferred Unit Distribution Payment Date (the "Series E Preferred Unit Partnership Record Date").

         The term "Business Day" shall mean each day, other than a Saturday or a Sunday, which is not a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to close.

                  (b) Distributions Cumulative. Distributions on the Series E Preferred Units will accrue whether or not the terms and provisions of any agreement of the Partnership, including any agreement relating to its indebtedness at any time prohibit the current payment of distributions, whether or not the Partnership has earnings, whether or not there are funds legally available for the payment of such distributions and whether or not such distributions are authorized or declared. Accrued but unpaid distributions on the Series E Preferred Units will accumulate as of the Series E Preferred Unit Distribution Payment Date on which they first become payable. Distributions on account of arrears for any past distribution periods may be declared and paid at any time, without reference to a regular Series E Preferred Unit Distribution Payment Date to holders of record of the Series E Preferred Units on the record date fixed by the Partnership acting through the General Partner which date shall be not less than ten (10) days and not more than thirty (30) Business Days prior to the payment date. Accumulated and unpaid distributions will not bear interest.

                  (c)   Priority as to Distributions.

                        (i) So long as any Series E Preferred Units are outstanding, no distribution of cash or other property shall be authorized, declared, paid or set apart for payment on or with respect to any class or series of Partnership Interests of the Partnership ranking junior as to the payment of distributions to Parity Preferred Units (collectively, "Junior Units"), nor shall any cash or other property be set aside for or applied to the purchase, redemption or other acquisition for consideration of any Series E Preferred Units, any Parity Preferred Units with respect to distributions or any Junior Units, unless, in each case, all distributions accumulated on all Series E Preferred Units and all classes and series of outstanding Parity Preferred Units as to payment of distributions have been paid in full. The foregoing sentence will not prohibit (a) distributions payable solely in Junior Units, (b) the conversion of Junior Units or Parity Preferred Units into Partnership Interests of the Partnership ranking junior to the Series E Preferred Units as to distributions, or (c) the redemption of Partnership Interests corresponding to any Series E Preferred Stock, Parity Preferred Stock with respect to distributions or Junior Stock to be purchased by the General Partner pursuant to
Article 5 of the Articles of Incorporation of the General Partner (the "Charter") to preserve the General Partner's status as a real estate investment trust, provided that such redemption shall be upon the same terms as the corresponding purchase pursuant to Article 5 of the Charter.

                        (ii) So long as distributions have not been paid in full (or a sum sufficient for such full payment is not irrevocably deposited in trust for payment) upon the Series E Preferred Units, all distributions authorized and declared on the Series E Preferred Units and all classes or series of outstanding Parity Preferred Units with respect to distributions shall be authorized and declared so that the amount of distributions authorized and declared per Series E Preferred Unit and such other classes or series of Parity Preferred Units shall in all cases bear to each other the same ratio that accrued distributions per Series E Preferred Unit and such other classes or series of Parity Preferred Units (which shall not include any accumulation in respect of unpaid distributions for prior distribution periods if such classes or series of Parity Preferred Units do not have cumulative distribution rights) bear to each other.

                  (d) No Further Rights. Holders of Series E Preferred Units shall not be entitled to any distributions, whether payable in cash, other property or otherwise, in excess of the full cumulative distributions described herein.

                  (e) Section 5.1(c) of the Partnership Agreement shall be amended to read in full as follows (new language is underscored):

                  "Anything herein to the contrary notwithstanding, subject to
                  Section 4(c)(i) of Amendment No. 4 to this Agreement, no Available Cash or Capital Transaction Proceeds shall be distributed pursuant to Section 5.1(a), Section 5.1(b) or any other provisions of this Article 5 unless all distributions accumulated on all Series A Preferred Units pursuant to
                  Section 4.5 have been paid in full and unless all distributions accumulated on any other outstanding Preferred Units have been paid in full."

         Section 5.     Allocations.

                  (a) Section 6.1(a) and 6.1(b) of the Agreement are hereby deleted and the following inserted as new Sections 6.1(a) and 6.1(b) in lieu thereof (new language is underscored):

                  Section 6.1 Allocations of Net Income and Net Loss. For purposes of maintaining the Capital Accounts and in determining the rights of the Partners among themselves, the Partnership's Net Income and Net Loss shall be allocated among the Partners for each taxable year (or portion thereof) as provided herein below.

                        (a) Net Income. After giving effect to the special allocations set forth in Section 6.2 below, Net Income shall be allocated as follows (and for this purpose, the holders of Class A Units shall be treated as if they were Original Limited Partners):

                                (i)     First, one hundred percent (100%) to
                        the General Partner in an amount equal to the excess, if any, of (A) the cumulative Net Losses allocated to the General Partner pursuant to Section 6.1(b)(ix) and the last sentence of Section 6.1(b) for all prior fiscal years, over (B) the cumulative Net Income allocated pursuant to this Section 6.1(a)(i) for all prior fiscal years;

                                (ii) Second, one hundred percent (100%) to the holders of Parity Preferred Units in an amount equal to the excess, if any, of (A) the cumulative Net Losses allocated to the holders of Parity Preferred Units pursuant to Section 6.1(b)(viii) for all prior fiscal years, over (B) the cumulative Net Income allocated pursuant to this Section 6.1(a)(ii), including any amounts allocated pursuant to Section 6.2(g) which were attributable to this Section 6.1(a)(ii), for all prior fiscal years;

                                (iii)   Third, one hundred percent (100%) to
                        the Original Limited Partners in an amount equal to the excess, if any, of (A) the cumulative Net Losses allocated to such Partners pursuant to Section 6.1(b)(iv) for all prior fiscal years, over (B) the cumulative Net Income allocated pursuant to this
                        Section 6.1(a)(iii) for all prior fiscal years, which amount shall be allocated among such Partners in the same proportions and in the reverse order as the Net Losses were allocated pursuant to Section 6.1(b)(iv);

                                (iv) Fourth, one hundred percent (100%) to the Original Limited Partners in an amount equal to the excess, if any, of (A) the cumulative Net Losses allocated to such Partners pursuant to Section 6.1(b)(iii) for all prior fiscal years, over (B) the cumulative Net Income allocated pursuant to this
                        Section 6.1(a)(iv) for all prior fiscal years, which amount shall be allocated among such Partners in the same proportions and in the reverse order as the Net Losses were allocated pursuant to Section 6.1(b)(iii);

                                (v)     Fifth, one hundred percent (100%) to
                        the holders of Parity Preferred Units until the holders of Parity Preferred Units have been allocated an amount equal to the excess of their respective cumulative Priority Returns through the last day of the current fiscal year (determined without reduction for distributions made to date in satisfaction thereof) over the cumulative Net Income allocated to the holders of Parity Preferred Units pursuant to this Section 6.1(a)(v), including any amounts allocated pursuant to Section 6.2(g) which were attributable to this Section 6.1(a)(v), for all prior periods;

                                (vi)    Sixth, one hundred percent (100%) to
                        the Original Limited Partners until the cumulative allocations of Net Income to each Original Limited Partner under this Section 6.1(a)(vi) for the current and all prior fiscal years equal the cumulative distributions paid to the Original Limited Partner pursuant to Section 5.1(a)(i) and Section 13.2(a)(iv) , provided, however, in the case of Original Limited Partners other than Class Z Branch Partners, no allocations of Net Income shall be made under this
                        Section 6.1(a)(vi) to such Limited Partners with respect to distributions made under Section 5.1(a)(i) and Section 13.2(a)(iv) after the Third Amendment Date;.

                                (vii) Seventh, one hundred percent (100%) to the Original Limited Partners until the cumulative allocations of Net Income to each Original Limited Partner under this Section 6.1(a)(vii) for the current and all prior fiscal years equal the sum of the cumulative amounts credited to such Partner's Cumulative Unpaid Priority Distribution Account and Cumulative Unpaid Accrued Return Account for the current and all prior fiscal years, provided, however, in the case of Original Limited Partners other than Class Z Branch Partners, no allocations of Net Income shall be made under this Section 6.1(a)(vii) with respect to amounts credited to such Partners' Cumulative Unpaid Priority Distribution Accounts and Cumulative Unpaid Accrued Return
                        Accounts after the Third Amendment Date;

                                (viii) Eighth, one hundred percent (100%) to the Additional Limited Partners in an amount equal to the excess, if any, of (A) the cumulative Net Losses allocated to the Additional Limited Partners pursuant to Section 6.1(b)(vii) for all prior fiscal years, over (B) the cumulative Net Income allocated pursuant to this Section 6.1(a)(viii) for all prior fiscal years, which amount shall be allocated among the Additional Limited Partners in the same proportions and in the reverse order as the Net Losses were allocated pursuant to Section 6.1(b)(vii);

                                (ix)    Ninth, one hundred percent (100%) to
                        the Additional Limited Partners in an amount equal to the excess, if any of (A) the cumulative Net Losses allocated to the Additional Limited Partners pursuant to Section 6.1(b)(vi) for all prior fiscal years, over (B) the cumulative Net Income allocated pursuant to this Section 6.1(a)(ix) for all prior fiscal years, which amount shall be allocated among such

                        Partners in the same proportions and in the reverse order as the Net Losses were allocated pursuant to
                        Section 6.1(b)(vi);

                                (x)     Tenth, one hundred percent (100%) to
                        the Additional Limited Partners until the cumulative allocations of Net Income to each Additional Limited Partner under this Section 6.1(a)(x) for the current and all prior fiscal years equal the cumulative distributions paid to the Additional Limited Partners pursuant to Section 5.1(a)(iv) and Section 13.2(a)(v), provided, however, in the case of Additional Limited Partners other than Class Z Midland Partners, no allocations of Net Income shall be made under this Section 6.1(a)(x) to such Limited Partners with respect to distributions made under
                        Section 5.1(a)(iv) and Section 13.2(a)(v) after the Third Amendment Date;

                                (xi)    Eleventh, one hundred percent (100%)
                        to the Additional Limited Partners until the cumulative allocations of Net Income to each Additional Limited Partner under this Section 6.1(a)(xi) for the current and all prior fiscal years equal the sum of (A) the cumulative amounts credited to such Partner's Cumulative Unpaid Priority Distribution Account and Cumulative Unpaid Accrued Return Account for the current and all prior fiscal years and (B) the cumulative Net Losses allocated to the Additional Limited Partner pursuant to Section 6.1(b)(v) for all prior fiscal years, provided, however, in the case of Additional Limited Partners other than Class Z Midland Partners, no allocation of Net Income shall be made under this Section 6.1(a)(xi) with respect to amounts credited to such Partners' Cumulative Unpaid Priority Distribution Accounts and Cumulative Unpaid Accrued Return Accounts after the Third Amendment Date; and

                                (xii)   Thereafter, to the Original and
                        Additional Limited Partners other than Class Z Branch Partners or Class Z Midland Partners, to the General Partner and to any other holders of Class B Units, pro rata in accordance with the relative amounts of Available Cash and Capital Transaction Proceeds distributed to each of them during the taxable year.

                        (b) Net Losses. After giving effect to the special allocations set forth in Section 6.2 below, Net Losses shall be allocated as follows:

                                (i) First, one hundred percent (100%) to the Original and Additional Limited Partners other than Class Z Branch Partners or Class Z Midland Partners, to the General Partner and the Class B Unit holders in an amount equal to the excess, if any, of (A) the cumulative Net Income allocated pursuant to Section 6.1(a)(xii) hereof for all prior fiscal years in excess of distributions of Available Cash to such Partners for which no corresponding allocation of Net Income had been made (or is required to be made) under Sections 6.1(a)(i)-(xi) hereof, over (B) the cumulative Net Losses allocated pursuant to this Section 6.1(b)(i) for all prior fiscal years;

                                (ii)    Second, to the Original Limited
                        Partners until the cumulative allocations of Net Losses under this Section 6.1(b)(ii) equal the excess, if any, of the cumulative allocations of Net Income under Section 6.1(a)(vii) to such Partners for all prior fiscal years over the cumulative distributions to such Partners under Section 5.1(a)(ii) and (iii) and Section 5.1(b)(i) and (ii) for the current and all prior fiscal years (such allocation being made in proportion to such Partners' respective excess amounts);

                                (iii)   Third, to the Original Limited
                        Partners with positive Adjusted Capital Account balances (determined, solely for purposes of this Section 6.1(b)(iii), without regard to any obligation of a Partner to restore a negative Capital Account under Section 13.4), in proportion to such balances, until such balances are reduced to zero;

                                (iv)    Fourth, to the Original Limited
                        Partners in proportion to their relative Percentage Interests; provided, however, that to the extent that an allocation under this Section 6.1(b)(iv) would cause or increase an Adjusted Capital Account Deficit for such Partner, such Net Loss shall be allocated to those Original Limited Partners (in proportion to their relative Percentage Interests) for whom such allocation would not cause or increase an Adjusted Capital Account Deficit;

                                (v)     Fifth, to the Additional Limited
                        Partners until the cumulative allocations of Net Losses under this Section 6.1(b)(v) equal the excess, if any, of the cumulative allocations of Net Income under Section 6.1(a)(xi) to such Partners for all prior fiscal years over the cumulative distributions to such Partners under Section 5.1(a)(v) and (vi) and
                        Section 5.1(b)(iii) and (iv) for the current and all prior fiscal years (such allocation being made in proportion to such Partners' respective excess amounts);

                                (vi)    Sixth, to the Additional Limited
                        Partners with positive Adjusted Capital Accounts balances (determined, solely for purposes of this Section 6.1(b)(vi), without regard to any obligation of a Partner to restore a negative Capital Account under Section 13.4), in proportion to such balances, until such balances are reduced to zero;

                                (vii)   Seventh, to the Additional Limited
                        Partners in proportion to their relative Percentage Interests; provided, however, that to the extent that an allocation under this Section 6.1(b)(vii) would cause or increase an Adjusted Capital Account Deficit for such Partner, such Net Loss shall be allocated to those Additional Limited Partners (in proportion to their relative Percentage Interests) for whom such allocation would not cause or increase an Adjusted Capital Account Deficit;

                                (viii)  Eighth, to the holders of Parity
                        Preferred Units until their respective Adjusted Capital Account Balance (determined, solely for purposes of this Section 6.1(b)(viii), without regard to any obligation of a Partner to restore a negative Capital Account under Section 13.4), has been reduced to zero; and

                                (ix)    Any remaining Net Loss shall be
                        allocated to the General Partner and any other holders of Class B Units.

         Notwithstanding the foregoing, Net Losses shall not be allocated to any Limited Partner pursuant to this Section 6.1(b)(ix) to the extent that such allocation would cause such Limited Partner to have an Adjusted Capital Account Deficit at the end of such taxable year (or increase any existing Adjusted Capital Account Deficit). All Net Losses in excess of the limitations set forth in the preceding sentence of this
         Section 6.1(b) shall be allocated to the General Partner.

                  (b) Section 6.2(g) of the Agreement is hereby deleted and the following inserted as new Section 6.2(g) in lieu thereof (new language is underscored):

                        (g) Capital Account Adjustments. Notwithstanding anything herein to the contrary other than the last sentence of Section 14.1(g), any gain or loss arising from an adjustment to the Gross Asset Value of any Partnership asset pursuant to clause (b) or (c) of the definition thereof shall be allocated (i) first, to the holders of the Parity Preferred Units, but only to the extent that they would have been allocated such gain pursuant to Section 6.1(a)(ii) or Section 6.1(a)(v) of this Agreement or such loss pursuant to Section 6.1(b)(viii) of this Agreement, as applicable, if such gain or loss had been actually realized; and (ii) second, and subject to Section 6.2(h) hereof, one hundred percent (100%) of the remainder of such gain or loss to the General Partner and the Additional Limited Partners (other than holders of Parity Preferred Units) pro rata in accordance with the relative number of Units held by each; provided, however, that for this purpose, the General Partner shall be treated as owning all of the outstanding Class A Units and all of the outstanding Original Limited Partnership Units in addition to the actual number of Units which the General Partner holds. An Additional Limited Partner (except for holders of Parity Preferred Units), at the time of admission to the Partnership, may elect with the consent of the General Partner to not receive special allocations of any gain or loss resulting from such adjustments.

         Section 6.     Liquidation Preference.

                  (a) Payment of Liquidating Distributions. Subject to the rights of holders of Parity Preferred Units with respect to rights upon any voluntary or involuntary liquidation, dissolution or winding-up of the Partnership and subject to Partnership Interests ranking senior to the Series E Preferred Units with respect to rights upon any voluntary or involuntary liquidation, dissolution or winding up of the Partnership, the holders of Series E Preferred Units shall be entitled to receive out of the assets of the Partnership legally available for distribution or the proceeds thereof, after payment or provision for debts and other liabilities of the Partnership, but before any payment or distributions of the assets shall be made to holders of any class or series of Partnership Interest that ranks junior to the Series E Preferred Units as to rights upon liquidation, dissolution or winding-up of the Partnership, an amount equal to a liquidation preference equal to their positive Capital Account balances, determined after taking into account all Capital Account adjustments for the Partnership taxable year during which the liquidation occurs, including the allocation of Net Income or Net Loss (and any specially allocated items) computed after adjusting the Gross Asset Values of the Partnership's assets immediately prior to any such liquidation if failure to make such adjustment to the Gross Asset Values would have an adverse economic impact the Series E Preferred Units (other than those made as a result of the liquidating distribution set forth in this Section 6(a)). In the event that, upon such voluntary or involuntary liquidation, dissolution or winding-up, there are insufficient assets to permit full payment of liquidating distributions to the holders of Series E Preferred Units and any Parity Preferred Units as to rights upon liquidation, dissolution or winding-up of the Partnership, all payments of liquidating distributions on the Series E Preferred Units and such Parity Preferred Units shall in all cases bear to each other the same ratio that the respective rights of the Series E Preferred Unit and such other Parity Preferred Units (which shall not include any accumulation in respect of unpaid distributions for prior distribution periods if such Parity Preferred Units do not have cumulative distribution rights) upon liquidation, dissolution or winding-up of the Partnership bear to each other.

                  (b) Notice. Written notice of any such voluntary or involuntary liquidation, dissolution or winding-up of the Partnership, stating the payment date or dates when, and the place or places where, the amounts distributable in such circumstances shall be payable, shall be given by (i) fax and (ii) by first class mail, postage pre-paid, not less than 30 and not more than 60 days prior to the payment date stated therein, to each record holder of the Series E Preferred Units at the respective addresses of such holders as the same shall appear on the transfer records of the Partnership.

                  (c) No Further Rights. After payment of the full amount of the liquidating distributions to which they are entitled, the holders of Series E Preferred Units will have no right or claim to any of the remaining assets of the Partnership.

                  (d) Consolidation, Merger or Certain Other Transactions. The voluntary sale, conveyance, lease, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the General Partner to, or the consolidation or merger or other business combination of the Partnership with or into, any corporation, trust or other entity (or of any corporation, trust or other entity with or into the Partnership) shall not be deemed to constitute a liquidation, dissolution or winding-up of the Partnership.

         Section 7.     Optional Redemption.

                  (a) Right of Optional Redemption. The Series E Preferred Units may not be redeemed prior to the fifth anniversary of the issuance date. On or after such date, the Partnership shall have the right to redeem the Series E Preferred Units, in whole or in part, at any time or from time to time, upon not less than 30 nor more than 60 days' written notice, at a redemption price, payable in cash, equal to the Capital Account balance of the holder of Series E Preferred Units (the "Redemption Price"); provided, however, that no redemption pursuant to this Section 7 will be permitted if such Redemption Price does not equal or exceed the original Capital Contribution of such holder plus the cumulative Series E Priority Return, whether or not declared, to the redemption date to the extent not previously distributed or distributed on the redemption date pursuant to Section 4(a). If fewer than all of the outstanding Series E Preferred Units are to be redeemed, the Series E Preferred Units to be redeemed shall be selected pro rata (as nearly as practicable without creating fractional units).

                  (b)   Limitation on Redemption.

                        (i) The Redemption Price of the Series E Preferred Units (other than the portion thereof consisting of accumulated but unpaid distributions) will be payable solely out of the sale proceeds of capital stock of the General Partner, which will be contributed by the General Partner to the Partnership as an additional capital contribution, or out of the sale of limited partner interests in the Partnership and from no other source. For purposes of the preceding sentence, "capital stock" means any equity securities (including Common Stock and Preferred Stock (as such terms are defined in the Charter)), shares, participation or other ownership interests (however designated) and any rights (other than debt securities convertible into or exchangeable for equity securities) or options to purchase any of the foregoing.

                        (ii) The Partnership may not redeem fewer than all of the outstanding Series E Preferred Units unless all accumulated and unpaid distributions have been paid on all Series E Preferred Units for all quarterly distribution periods terminating on or prior to the date of redemption.

                  (c)   Procedures for Redemption.

                        (i) Notice of redemption will be (i) faxed, and (ii) mailed by the Partnership, by certified mail, postage prepaid, not less than 30 nor more than 60 days prior to the redemption date, addressed to the respective holders of record of the Series E Preferred Units at their respective addresses as they appear on the records of the Partnership. No failure to give or defect in such notice shall affect the validity of the proceedings for the redemption of any Series E Preferred Units except as to the holder to whom such notice was defective or not given. In addition to any information required by law, each such notice shall state: (i) the redemption date, (ii) the Redemption Price,
(iii) the aggregate number of Series E Preferred

Units to be redeemed and if fewer than all of the outstanding Series E Preferred Units are to be redeemed, the number of Series E Preferred Units to be redeemed held by such holder, which number shall equal such holder's pro rata share (based on the percentage of the aggregate number of outstanding Series E Preferred Units the total number of Series E Preferred Units held by such holder represents) of the aggregate number of Series E Preferred Units to be redeemed,
(iv) the place or places where such Series E Preferred Units are to be surrendered for payment of the Redemption Price, (v) that distributions on the Series E Preferred Units to be redeemed will cease to accumulate on such redemption date and (vi) that payment of the Redemption Price will be made upon presentation and surrender of such Series E Preferred Units.

                        (ii) If the Partnership gives a notice of redemption in respect of Series E Preferred Units (which notice will be irrevocable) then, by 12:00 noon, New York City time, on the redemption date, the Partnership will deposit irrevocably in trust for the benefit of the Series E Preferred Units being redeemed funds sufficient to pay the applicable Redemption Price and will give irrevocable instructions and authority to pay such Redemption Price to the holders of the Series E Preferred Units upon surrender of the Series E Preferred Units by such holders at the place designated in the notice of redemption. If the Series E Preferred Units are evidenced by a certificate and if fewer than all Series E Preferred Units evidenced by any certificate are being redeemed, a new certificate shall be issued upon surrender of the certificate evidencing all Series E Preferred Units, evidencing the unredeemed Series E Preferred Units without cost to the holder thereof. On and after the date of redemption, distributions will cease to accumulate on the Series E Preferred Units or portions thereof called for redemption, unless the Partnership defaults in the payment thereof. If any date fixed for redemption of Series E Preferred Units is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price is improperly withheld or refused and not paid by the Partnership, distributions on such Series E Preferred Units will continue to accumulate from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the applicable Redemption Price.

         Section 8.     Voting Rights.

                  (a) General. Holders of the Series E Preferred Units will not have any voting rights or right to consent to any matter requiring the consent or approval of the Limited Partners, except as otherwise expressly set forth in the Partnership Agreement and except as set forth below.

                  (b) Certain Voting Rights. So long as any Series E Preferred Units remain outstanding, the Partnership shall not, without the affirmative vote of the holders of at least two-thirds of the Series E Preferred Units outstanding at the time (i) authorize or create, or increase the authorized or issued amount of, any class or series of Partnership Interests ranking prior to the Series E Preferred Units with respect to payment of distributions or rights upon liquidation, dissolution or winding-up or reclassify any Partnership Interests of the Partnership into such Partnership Interest, or create, authorize or issue any obligations or security convertible into or evidencing the right to purchase any such Partnership Interest, (ii) authorize or create, or increase the authorized or issued amount of any Parity Preferred Units or reclassify any Partnership Interest of the Partnership into any such Partnership Interest or create, authorize or issue any obligations or security convertible into or evidencing the right to purchase any such Partnership Interests but only to the extent such Parity Preferred Units are issued to an affiliate of the Partnership, other than (A) Security Capital U.S. Realty, Security Capital Holdings, S.A. or their affiliates or (B) the General Partner to the extent the issuance of such interests was to allow the General Partner to issue corresponding preferred stock to persons who are not affiliates of the Partnership or (iii) either (A) consolidate, merge into or with, or convey, transfer or lease its assets substantially as an entirety to, any corporation or other entity or (B) amend, alter or repeal the provisions of the Partnership Agreement (including without limitation this Amendment No. 4 to Third Amended and Restated Agreement of Limited Partnership), whether by merger, consolidation or otherwise, in each case in a manner that would materially and adversely affect the powers, special rights, preferences, privileges or voting power of the Series E Preferred Units or the holders thereof; provided, however, that with respect to the occurrence of a merger consolidation or a sale or lease of all of the Partnership's assets as an entirety, so long as (a) the Partnership is the surviving entity and the Series E Preferred Units remain outstanding with the terms thereof unchanged, or (b) the resulting, surviving or transferee entity is a partnership, limited liability company or other pass-through entity organized under the laws of any state and substitutes the Series E Preferred Units for other interests in such entity having substantially the same terms and rights as the Series E Preferred Units, including with respect to distributions, redemptions, transfers, voting rights and rights upon liquidation, dissolution or winding-up, then the occurrence of any such event shall not be deemed to materially and adversely affect such rights, privileges or voting powers of the holders of the Series E Preferred Units and no vote of the Series E Preferred Units shall be required in such case; and provided further than any increase in the amount of Partnership Interests or the creation or issuance of any other class or series of Partnership Interests, in each case ranking (a) junior to the Series E Preferred Units with respect to payment of distributions and the distribution of assets upon liquidation, dissolution or winding-up, or (b) on a parity to the Series E Preferred Units with respect to payment of distributions and the distribution of assets upon liquidation, dissolution or winding-up to the extent such Partnership Interests are not issued to an affiliate of the Partnership, other than (A) Security Capital U.S. Realty, Security Capital Holdings, S.A. or their affiliates or (B) the General Partner to the extent the issuance of such interests was to allow the General Partner to issue corresponding preferred stock to persons who are not affiliates of the Partnership, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers and no vote of the Series E Preferred Units shall be required in such case.

         Section 9.     Transfer Restrictions.

                  (a) The Series E Preferred Units shall be subject to the provisions of Article 11 of the Partnership Agreement.

                  (b) No transfer of the Series E Preferred Units may be made without the consent of the General Partner, which consent may be given or withheld in its sole and absolute discretion, if such transfer would result in more than four partners holding all outstanding Series E Preferred Units within the meaning of Treasury Regulation Section 1.7704-1(h)(1)(ii) (without regard to Treasury Regulation Section 1.7704-1(h)(3)(ii)); provided, however, that the General Partner's consent may not be unreasonably withheld if (a) such transfer would not result in more than four (4) partners holding all outstanding Series E Preferred Units within the meaning of such Treasury Regulation Sections or (b) the General Partner is relying on a provision other than Treasury Regulation
Section 1.7704-1(h) to avoid classification of Operating Partnership as a PTP. In addition, no transfer may be made to any person if such transfer would cause the exchange of the Series E Preferred Units for Series E Preferred Shares, as provided herein, to be required to be registered under the Securities Act, or any state securities laws.

         Section 10.    Exchange Rights.

                  (a)   Right to Exchange.

                        (i) Series E Preferred Units will be exchangeable in whole or in part at anytime on or after the tenth anniversary of the date of issuance, at the option of the holders thereof, for authorized but previously unissued shares of 8.75% Series E Cumulative Redeemable Preferred Stock of the General Partner (the "Series E Preferred Stock") at an exchange rate of one share of Series E Preferred Stock for one Series E Preferred Unit, subject to adjustment as described below (the "Exchange Price"), provided that the Series E Preferred Units will become exchangeable at any time, in whole or in part, at the option of the holders of Series E Preferred Units for Series E Preferred Stock if (y) at any time full distributions shall not have been timely made on any Series E Preferred Unit with respect to six (6) prior quarterly distribution periods, whether or not consecutive, provided, however, that a distribution in respect of Series E Preferred Units shall be considered timely made if made within two (2) Business Days after the applicable Preferred Unit Distribution Payment Date if at the time of such late payment there shall not be any prior quarterly distribution periods in respect of which full distributions were not timely made or (z) upon receipt by a holder or holders of Series E Preferred Units of (A) notice from the General Partner that the General Partner or a subsidiary of the General Partner has become aware of facts that will or likely will cause the Partnership to become a PTP upon the occurrence of a defined event in the immediate future and (B) an opinion rendered by an outside nationally recognized independent counsel familiar with such matters addressed to a holder or holders of Series E Preferred Units, that the Partnership is or likely is, or upon the occurrence of a defined event in the immediate future will be or likely will be, a PTP. In addition, the Series E Preferred Units may be exchanged for Series E Preferred Stock, in whole or in part, at the option of any holder prior to the tenth anniversary of the issuance date and after the third anniversary thereof if such holder of a Series E Preferred Units shall deliver to the General Partner either (i) a private ruling letter addressed to such holder of Series E Preferred Units or (ii) an opinion of independent counsel reasonably acceptable to the General Partner based on the enactment of temporary or final Treasury Regulations or the publication of a Revenue Ruling, in either case to the effect that an exchange of the Series E Preferred Units at such earlier time would not cause the Series E Preferred Units to be considered "stock and securities" within the meaning of Section 351(e) of the Internal Revenue Code of 1986, as amended (the "Code") for purposes of determining whether the holder of such Series E Preferred Units is an "investment company" under Section 721(b) of the Code if an exchange is permitted at such earlier date. Furthermore, the Series E Preferred Units may be exchanged in whole or in part for Series E Preferred Shares at any time after the date hereof, if both
(1) the holder thereof concludes based on results or projected results that there exists (in the reasonable judgment of the holder) an imminent and substantial risk that the holder's interest in the Partnership does or will represent more than 19.5% of the total profits or capital interests in the Partnership (determined in accordance with Treasury Regulations Section 1.731-2(e)(4)) for a taxable year, and (2) the holder delivers to the General Partner an opinion of nationally recognized independent counsel to the effect that there is an imminent and substantial risk that the holder's interest in the Partnership does or will represent more than 19.5% of the total profits or capital interests in the Partnership (determined in accordance with Treasury Regulations Section 1.731(e)(4)) for a taxable year. In addition, Series E Preferred Units, if the holder thereof so determines, may be exchanged in whole or in part for Series E Preferred Stock at any time after the date hereof, if
(1) the holder concludes (in the reasonable judgment of the holder) that it is imminent that less than 90% of the gross income of the Partnership for any taxable year will or likely will constitute "qualifying income" within the meaning of Section 7704(d) of the Code and (2) the holder delivers to the General Partner an opinion of nationally recognized independent counsel to the effect that it is imminent that less than 90% of the gross income of the Partnership for a taxable year will or likely will constitute "qualifying income" within the meaning of Section 7704(d) of the Code.

                        (ii) Notwithstanding anything to the contrary set forth in Section 10(a)(i), if an Exchange Notice (as defined herein) has been delivered to the General Partner, then the General Partner may, at its option, elect to redeem or cause the Partnership to redeem all or a portion of the outstanding Series E Preferred Units for cash in an amount equal to the holder's positive Capital Account balance as apportioned with respect to such redeemed Units, determined after adjusting the holder's Capital Account for its allocable share of the Partnership's Net Income or Net Loss (and specially allocated items) up to the redemption date computed after adjusting the Gross Asset Values of the Partnership's assets immediately prior to such redemption if failure to make such adjustment to Gross Asset Values would have an adverse economic impact the Series E Preferred Units. The General Partner may exercise its option to redeem the Series E Preferred Units for cash pursuant to this Section 10(a)(ii) by giving each holder of record of Series E Preferred Units notice of its election to redeem for cash, within five (5) Business Days after receipt of the Exchange Notice, by (i) fax, and (ii) registered mail, postage paid, at the address of each holder as it may appear on the records of the Partnership stating (i) the redemption date, which shall be no later than sixty (60) days following the receipt of the Exchange Notice, (ii) the redemption price, (iii) the place or places where the Series E Preferred Units are to be surrendered for payment of the redemption price, (iv) that distribution on the Series E Preferred Units will cease to accrue on such redemption date; (v) that payment of the redemption price will be made upon presentation and surrender of the Series E Preferred Units and (vi) the aggregate number of Series E Preferred Units to be redeemed, and if fewer than all of the outstanding Series E Preferred Units are to be redeemed, the number of Series E Preferred Units to be redeemed held by such holder, which number shall equal such holder's pro-rata share (based on the percentage of the aggregate number of outstanding Series E Preferred Units the total number of Series E Preferred Units held by such holder represents) of the aggregate number of Series E Preferred Units being redeemed.

                        (iii) Upon the occurrence of an event giving rise to exchange rights pursuant to Section 10(a)(i), in the event an exchange of all or a portion of Series E Preferred Units pursuant to Section 10(a)(i) would violate the ownership limitation provisions of the General Partner set forth in Article 5 of the Charter, the General Partner shall give written notice thereof to each holder of record of Series E Preferred Units, within five (5) Business Days following receipt of the Exchange Notice, by (i) fax, and (ii) registered mail, postage prepaid, at the address of each such holder set forth in the records of the Partnership. In such event, each holder of Series E Preferred Units shall be entitled to exchange, pursuant to the provisions of Section 10(b) a number of Series E Preferred Units which would comply with the ownership limitation provisions of the General Partner set forth in such Article 5 of the Charter and any Series E Preferred Units not so exchanged (the "Excess Units") shall be redeemed by the Partnership for cash in an amount equal to the original Capital Contribution per Excess Unit, plus any accrued and unpaid distributions thereon, whether or not declared, to the date of redemption. The written notice of the General Partner shall state (i) the number of Excess Units held by such holder,
(ii) the redemption price of the Excess Units, (iii) the date on which such Excess Units shall be redeemed, which date shall be no later than sixty (60) days following the receipt of the Exchange Notice, (iv) the place or places where such Excess Units are to be surrendered for payment of the Redemption Price, (v) that distributions on the Excess Units will cease to accrue on such redemption date, and (vi) that payment of the redemption price will be made upon presentation and surrender of such Excess Units. In the event an exchange would result in Excess Units, as a condition to such exchange, each holder of such units agrees to provide representations and covenants reasonably requested by the General Partner relating to (i) the widely held nature of the interests in such holder, sufficient to assure the General Partner that the holder's ownership of stock of the General Partner (without regard to the limits described above) will not cause any individual to own in excess of 9.8% of the stock of the General Partner, to the extent such holder can reasonably make such representation; and (ii) to the extent such holder can so represent and covenant without obtaining information from its owners, the holder's ownership of tenants of the Partnership and its affiliates.

         Notwithstanding any provision of this Agreement to the contrary, no Series E Limited Partner shall be entitled to effect an exchange of Series E Preferred Units for Series E Preferred Stock to the extent that ownership or right to acquire such shares would cause the Partner or any other Person or, in the opinion of counsel selected by the General Partner, may cause the Partner or any other Person, to violate the restrictions on ownership and transfer of Series E Preferred Stock set forth in the Charter. To the extent any such attempted exchange for Series E Preferred Stock would be in violation of the previous sentence, it shall be void ab initio and such Series E Limited Partner shall not acquire any rights or economic interest in the Series E Preferred Stock otherwise issuable upon such exchange.

                        (iv) The redemption of Series E Preferred Units described in Section 10(a)(ii) and (iii) shall be subject to the provisions of
Section 7(b)(i) and Section 7(c)(ii); provided, however, that for purposes hereof the term "Redemption Price" in Sections 7(b)(i) and 7(c)(ii) shall be read to mean the original Capital Contribution per Series E Preferred Unit being redeemed plus all accrued and unpaid distributions to the redemption date.

                  (b)   Procedure for Exchange.

                        (i) Any exchange shall be exercised pursuant to a notice of exchange (the "Exchange Notice") delivered to the General Partner by the holder who is exercising such exchange right, by (i) fax and (ii) by certified mail postage prepaid. Upon request of the General Partner, such holder delivering the Exchange Notice shall provide to the General Partner in writing such information as the General Partner may reasonably request to determine whether any portion of the exchange by the delivering holder will result in the violation of the restrictions of Article 5 of the Charter, including the Ownership Limit and the Related Tenant Limit. The exchange of Series E Preferred Units, or a specified portion thereof, may be effected after the fifth (5th) Business Day following receipt by the General Partner of the Exchange Notice and such requested information by delivering certificates, if any, representing such Series E Preferred Units to be exchanged together with, if applicable, written notice of exchange and a proper assignment of such Series E Preferred Units to the office of the General Partner maintained for such purpose. Currently, such office is 121 West Forsyth Street, Suite 200, Jacksonville, Florida 32202. Each exchange will be deemed to have been effected immediately prior to the close of business on the date on which such Series E Preferred Units to be exchanged (together with all required documentation) shall have been surrendered and notice shall have been received by the General Partner as aforesaid and the Exchange Price shall have been paid. Any Series E Preferred Shares issued pursuant to this Section 10 shall be delivered as shares which are duly authorized, validly issued, fully paid and nonassessable, free of pledge, lien, encumbrance or restriction other than those provided in the Charter, the Bylaws of the General Partner, the Securities Act and relevant state securities or blue sky laws.

                        (ii) In the event of an exchange of Series E Preferred Units for shares of Series E Preferred Stock, an amount equal to the accrued and unpaid distributions which are not paid pursuant to Section 4(a) hereof, whether or not declared, to the date of exchange on any Series E Preferred Units tendered for exchange shall (i) accrue and be payable by the General Partner from and after the date of exchange on the shares of the Series E Preferred Stock into which such Series E Preferred Units are exchanged, and
(ii) continue to accrue on such Series E Preferred Units, which shall remain outstanding following such exchange, with the General Partner as the holder of such Series E Preferred Units. Notwithstanding anything to the contrary set forth herein, in no event shall a holder of a Series E Preferred Unit that was validly exchanged into Series E Preferred Stock pursuant to this section (other than the General Partner now holding such Series E Preferred Unit), receive a distribution out of Available Cash or Capital Transaction Proceeds of the Partnership with respect to any Series E Preferred Units so exchanged.

                        (iii) Fractional shares of Series E Preferred Stock are not to be issued upon exchange but, in lieu thereof, the General Partner will pay a cash adjustment based upon the fair market value of the Series E Preferred Stock on the day prior to the exchange date as determined in good faith by the Board of Directors of the General Partner.

                  (c) Adjustment of Series E Exchange Price. In case the General Partner shall be a party to any transaction (including, without limitation, a merger, consolidation, statutory share exchange, tender offer for all or substantially all of the General Partner's capital stock or sale of all or substantially all of the General Partner's assets), in each case as a result of which the Series E Preferred Stock will be converted into the right to receive shares of capital stock, other securities or other property (including cash or any combination thereof), each Series E Preferred Unit will thereafter be exchangeable into the kind and amount of shares of capital stock and other securities and property receivable (including cash or any combination thereof) upon the consummation of such transaction by a holder of that number of Series E Preferred Stock or fraction thereof into which one Series E Preferred Unit was exchangeable immediately prior to such transaction. The General Partner may not become a party to any such transaction unless the terms thereof are consistent with the foregoing.

         Section 11. No Conversion Rights. The holders of the Series E Preferred Units shall not have any rights to convert such Partnership Units into any other class of Partnership Interests or any other interest in the Partnership.

         Section 12. No Sinking Fund. No sinking fund shall be established for the retirement or redemption of the Series E Preferred Units.

         Section 13.    Miscellaneous.

                  (a) The terms "Original Limited Partnership Units," "Class B Units," "Class 2 Units," "Class Z Branch Partners," "Class Z Midland Partners," "Additional Limited Partners," "Common Units," "General Partner Units" and "Percentage Interest" in the Partnership Agreement shall not be deemed to include the Series E Preferred Units. The terms "Limited Partnership Interest" and "Partnership Interest" shall be deemed to include the Series E Preferred Units.

                  (b) Exhibit A to the Partnership Agreement is hereby amended to include the Series E Preferred Units as Limited Partnership Interests.

                  (c) Section 7.1(h) of the Partnership Agreement is hereby amended to include the Series E Priority Return Amount.

                  (d)   Nothing contained in Section 8.4 or the last sentence of
Section 13.6 of the Partnership Agreement shall be deemed to limit the issuance of, and provisions applicable to, the Series E Preferred Units.

                  (e)   Notwithstanding anything to the contrary contained in
Section 8.6 of the Partnership Agreement, in no event shall the rights of the holders of the Series E Preferred Units set forth in Section 10 of this Agreement be subordinate to the Redemption Rights set forth in Section 8.6 of the Partnership Agreement.

                  (f) All references to Section 4.5(f) and Section 4.5(f)(ii) shall be deemed to include a reference to Section 8 and Section 8(b) hereof, respectively.

                  (g) Simultaneously with the effectiveness of the Fourth Amended Agreement, this Amendment No. 4 to the Partnership Agreement shall be deemed Amendment No. 4 to the Fourth Amended Agreement, mutatis mutandis, and the Series E Preferred Units shall continue to be outstanding upon the terms and conditions set forth herein.

                  (h) This Amendment may be executed in one or more counterparts, all of which shall constitute one and the same agreement.

                                        GENERAL PARTNER

                                        Regency Realty Corporation


                                        By: /s/ Bruce M. Johnson
                                           -------------------------------------
                                            Bruce M. Johnson
                                            Its  Managing Director and Executive
                                                 Vice President

                                        CONTRIBUTOR

                                        GOLDMAN SACHS 2000 EXCHANGE PLACE FUND,
                                        L.P.

                                        By: Goldman Sachs Management Partners,
                                        L.P., as its general partner

                                        By: Goldman Sachs Management, Inc., as
                                        its general partner

                                        By:   /s/ Elizabeth C. Groves
                                           -------------------------------------
                                        Name:   Elizabeth C. Groves
                                        Title:  Vice President


                                        SECURITY CAPITAL U.S. REALTY

                                        By:     /s/ Jeffrey A. Cozad
                                           -------------------------------------
                                        Name:   Jeffrey A. Cozad
                                        Title:  Managing Director

                                        SECURITY CAPITAL HOLDINGS S.A.

                                        By:     /s/ Jeffrey A. Cozad
                                           -------------------------------------
                                        Name:   Jeffrey A. Cozad
                                        Title:  Managing Director

                                        ARDEN SQUARE HOLDINGS SARL

                                        By:     /s/ Jeffrey A. Cozad
                                           -------------------------------------
                                        Name:   Jeffrey A. Cozad
                                        Title:  Managing Director


                                        BLOSSOM VALLEY HOLDINGS SARL

                                        By:     /s/ Jeffrey A. Cozad
                                           -------------------------------------
                                        Name:   Jeffrey A. Cozad
                                        Title:  Managing Director

                                        COOPER STREET PLAZA HOLDINGS SARL

                                        By:     /s/ Jeffrey A. Cozad
                                           -------------------------------------
                                        Name:   Jeffrey A. Cozad
                                        Title:  Managing Director


                                        DALLAS HOLDINGS SARL

                                        By:     /s/ Jeffrey A. Cozad
                                           -------------------------------------
                                        Name:   Jeffrey A. Cozad
                                        Title:  Managing Director


                                        EL CAMINO HOLDINGS SARL

                                        By:     /s/ Jeffrey A. Cozad
                                           -------------------------------------
                                        Name:   Jeffrey A. Cozad
                                        Title:  Managing Director


                                        FRIARS MISSION HOLDINGS SARL

                                        By:     /s/ Jeffrey A. Cozad
                                           -------------------------------------
                                        Name:   Jeffrey A. Cozad
                                        Title:  Managing Director

                              Regency Centers, L.P.
           Amendment No. 3 to Third Amended and Restated Agreement of
                               Limited Partnership
        Relating to 9.125% Series D Cumulative Redeemable Preferred Units


                This Amendment No. 3 (this "Amendment") to the Third Amended and Restated Agreement of Limited Partnership, dated as of September 1, 1999 (as amended through the date hereof, the "Partnership Agreement"), of Regency Centers, L.P., a Delaware limited partnership (the "Partnership"), is made as of the 29th day of September, 1999 by Regency Realty Corporation, Inc., a Florida corporation, as general partner (the "General Partner"), and the undersigned Limited Partners that are being admitted to the Partnership on the date hereof.

                              W I T N E S S E T H:
                               - - - - - - - - - -

                WHEREAS, the General Partner and the Limited Partners desire to amend the Partnership Agreement to create a class of Preferred Units and to set forth the rights, powers, duties and preferences of such Preferred Units.

                NOW THEREFORE, pursuant to the authority contained in Section 4.2(b) of the Partnership Agreement, the General Partner hereby amends the Partnership Agreement as follows:

         A. Defined Terms. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meaning assigned thereto in the Partnership Agreement.

         B. Amendments. Effective as of the date hereof, the Partnership Agreement is hereby amended as follows:

                Section 1.      Amendments to Article 1 - Defined Terms.

                (a)     New Definitions

                The following terms are hereby added to Article 1 in their correct alphabetical order"

                "Series D Excess Units" has the meaning set forth in Section 4.8(g)(i)(C).

                "Series D Exchange Notice" has the meaning set forth in
Section 4.8(g)(ii)(A).

                "Series D Exchange Price" has the meaning set forth in Section 4.8(g)(i)(A).

                "Series D Preferred Partner" means the Limited Partners who received Series D Preferred Units and also include any permitted transferee of a Series D Preferred Partner pursuant to Section 11.3 and the General Partner or any Affiliate of Regency upon exchange or redemption of the Series D Preferred Units pursuant to Section 4.8.

                "Series D Preferred Stock" has the meaning set forth in
Section 4.8(g)(i)(A).

                "Series D Preferred Units" means the Partnership Interest in the Partnership issued pursuant to Section 4.2 and Section 4.8 hereof representing 9.125% Series D Cumulative Redeemable Preferred Units. The term "Series D Preferred Unit" does not include or refer to any Original Limited Partnership Units, Additional Units or Class B Units.

                "Series D Preferred Unit Distribution Payment Date" has the meaning set forth in Section 4.8(c)(i).

                "Series D Preferred Unit Partnership Record Date" has the meaning set forth in Section 4.8(c)(i).

                "Series D Priority Return" means an amount equal to 9.125% per annum, determined on the basis of a 360 day year of twelve 30 day months (or actual days for any month which is shorter than a full monthly period), cumulative to the extent not distributed for any given distribution period, of the stated value of $100 per Series D Preferred Unit, commencing on the date of issuance of such Series D Preferred Unit.

                "Series D Redemption Price" has the meaning set forth in
Section 4.8(e)(i).

                (b)     Amendment to Existing Definitions

                (i) All references in Article I and elsewhere in the Partnership Agreement to: "Excess Units", "Exchange Notice", "Exchange Price", "Preferred Unit Distribution Payment Date", "Preferred Unit Partnership Record Date" and "Priority Return" shall be deemed references to "Series A Excess Units", "Series A Exchange Notice", "Series A Exchange Price", "Series A Preferred Unit Distribution Payment Date", "Series A Preferred Unit Partnership Record Date" and "Series A Priority Return" respectively.

                (ii) The definition of "Percentage Interest" is hereby amended by deleting the words "Adjusted Series A Preferred Units" each time such words appear in said definition.

                (iii) The definition of "Adjusted Series A Preferred Units" is hereby deleted.

                Section 2. Section 4.1 - Capital Contributions of Series A Preferred Partners and Series D Preferred Partners.

                Section 4.1(d) of the Partnership Agreement is hereby deleted and the following inserted in lieu thereof:

                "(d)    (i) The Series A Preferred Partners have contributed
cash to the Partnership in the amount of $50 per Series A Preferred Unit. The distribution rights for the Series A Preferred Units shall be senior to the distribution rights of the Original Limited Partnership Units, the Additional Units, the Common Units, the Class 2 Units and the Class B Units. The number of
Series A Preferred Units issued to the Series A Preferred Partners is set forth on Exhibit A. (ii) The Series D Preferred Partners have contributed cash to the Partnership in the amount of $100 per Series D Preferred Unit. The distribution rights for the Series D Preferred Units shall be senior to the distribution rights of the Original Limited Partnership Units, the Additional Units, Common Units, the Class 2 Units and the Class B Units . The number of Series D Preferred Units issued to the Series D Preferred Partners is set forth on Exhibit A."


                Section 3. Section 4.2 - Issuance of Additional Partnership Interests.

                (a) Section 4.2(a) is hereby amended by inserting the words "and Section 4.8(f)(ii)" after the reference to "Section 4.5 (f)(ii)" in the third sentence thereof.

                (b) Section 4.2(b)(i) is hereby amended by inserting the words "and Section 4.8(f)(ii)" after the reference to "Section 4.5 (f)(ii)" in the first line thereof.


                Section 4.      Section 4.5

                (a) Section 4.5(c)(i) is hereby amended by (i) inserting the parenthetical "(such quarterly periods to be the quarterly periods ending on the dates specified in this sentence)" after the first reference to "quarterly" in clause (A) in the second sentence thereof; and (ii) deleting the words "computed on the basis of the actual number of days elapsed in such a 30-day month" in the third sentence thereof and inserting "computed on the basis of the ratio of the actual number of days elapsed in such quarterly period to ninety (90) days" therefor.

                (b) Section 4.5(c)(iv)(A) is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

                        "(A) So long as any Series A Preferred Units are
                outstanding, no distribution of cash or other property shall be authorized, declared, paid or set apart for payment on or with respect to any class or series of Junior Units as to distributions, nor shall any cash or other property be set aside for or applied to the purchase, redemption or other acquisition for consideration of any Series A Preferred Units, any Parity Preferred Units as to distributions or any Junior Units, unless, in each case, all distributions accumulated on all Series A Preferred Units and all classes and series of outstanding Parity Preferred Units as to distributions have been paid in full. The foregoing sentence will not prohibit
                (a) distributions payable solely in Junior Units, (b) the conversion of Junior Units or Parity Preferred Units into Junior Units, or (c) the redemption of Partnership Interests corresponding to any Series A Preferred Stock, Parity Preferred Stock or Junior Stock to be purchased by the General Partner pursuant to Article 5 of the Articles of Incorporation to preserve the General Partner's status as a real estate investment trust, provided that such redemption shall be upon the same terms as the corresponding purchase pursuant to Article 5 of the Articles of Incorporation."

                (c) Section 4.5(d)(i) is hereby amended by (A) deleting the words "and (ii) an amount equal to any accumulated and unpaid distributions thereon, whether or not declared, to the date of payment" from the end of the first sentence and deleting the reference to "(i)" after the words "an amount equal to the sum of" in that sentence and (B) inserting the words "(including all accumulated and unpaid distributions, whether or not declared, to the date of payment to the extent not previously credited to such Capital Account balances)" after the words "Capital Account balances" in the former clause (i) thereof.

                (d) Section 4.5(f)(ii) is hereby amended by inserting the words "if issued upon arm's length terms in the good faith determination of the board of directors of the General Partner" after the words "Security Capital" in clause (B)(I) thereof.

                (e) The last sentence of Section 4.5(g)(i)(A) is hereby deleted and the following inserted in lieu thereof:

         "Furthermore, the Series A Preferred Units may be exchanged in whole but not in part by any holder thereof which is a real estate investment trust within the meaning of Sections 856 through 859 of the Code for Series A Preferred Stock (but only if the exchange in whole may be accomplished consistently with the ownership limitations set forth under Article 5 of the Articles of Incorporation (taking into account exceptions thereto)) if at any time (i) the Partnership reasonably determines that the assets and income of the Partnership for a taxable year after 1999 would not satisfy the income and assets tests of
         Section 856 of the Code for such taxable year if the Partnership were a real estate investment trust within the meaning of the Code or (ii) any such holder of Series A Preferred Units shall deliver to the Partnership and the General Partner an opinion of independent counsel reasonably acceptable to the General Partner to the effect that, based on the assets and income of the Partnership for a taxable year after 1999, the Partnership would not satisfy the income and assets tests of
         Section 856 of the Code for such taxable year if the Partnership were a real estate investment trust within the meaning of the Code and that such failure would create a meaningful risk that a holder of the Series A Preferred Units would fail to maintain qualification as a real estate investment trust.

                (f) The following Section 4.5(g)(iii)(C) is hereby added to the Partnership Agreement:

         (C) So long as a Preferred Partner or any of its permitted successors or assigns holds any Series A Preferred Units as the case may be, the General Partner shall not, without the affirmative vote of the holders of at least two-thirds of the Series A Preferred Units (excluding any Series A Preferred Units surrendered to the General Partner in exchange for Series A Preferred Stock) and Series A Preferred Stock (voting together as a class based on the number of shares into which such Series A Preferred Units are then convertible) outstanding at the time: (a) designate or create, or increase the authorized or issued amount of, any class or series of shares ranking senior to the Series A Preferred Stock with respect to the payment of distributions or rights upon liquidation, dissolution or winding-up or reclassify any authorized shares of the General Partner into any such shares, or create, authorize or issue any obligations or securities convertible into or evidencing the right to purchase any such shares; (b) designate or create, or increase the authorized or issued amount of, any Parity Preferred Stock or reclassify any authorized shares of the General Partner into any such shares, or create, authorize or issue any obligations or security convertible into or evidencing the right to purchase any such shares, but only to the extent that such Parity Preferred Stock are issued to an Affiliate of the General Partner other than (A) Security Capital U.S. Realty, Security Capital Holdings, S.A. or their affiliates (if issued on arm's length terms in the good faith determination of the board of directors of the General Partner), or (B) the General Partner to the extent the issuance of such interests was to allow the General Partner to issue corresponding preferred stock in the same transaction to persons who are not affiliates of the Partnership;
         (c) amend, alter or repeal the provisions of the Charter or bylaws of the General Partner, whether by merger, consolidation or otherwise, that would materially and adversely affect the powers, special rights, preferences, privileges or voting power of the Series A Preferred Stock or the holders thereof; provided, however, that any increase in the amount of authorized Preferred Stock or the creation or issuance of any other series or class of Preferred Stock, or any increase in the amount of authorized shares of each class or series, in each case ranking either (1) junior to the Series A Preferred Stock with respect to the payment of distributions or the distribution of assets upon liquidation, dissolution or winding-up, or (2) on a parity with the Series A Preferred Stock with respect to the payment of distributions or the distribution of assets upon liquidation, dissolution or winding-up to the extent such Preferred Stock are not issued to an Affiliate of the General Partner (other than Security Capital U.S. Realty, Security Capital Holdings, S.A. or their affiliates if issued on arm's length terms in the good faith determination of the board of directors of the General Partner), or (B) General Partner to the extent the issuance of such interests was to allow the General Partner to issue corresponding preferred stock to persons who are not affiliates of the Partnership, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers."


                Section 5.      Section 4.8 - Series D Preferred Units

                        The Partnership Agreement is hereby amended by inserting the following as a new Section 4.8:

                "Section 4.8    Issuance of Series D Preferred Units.

                (a) Designation and Number. A series of Partnership Units in the Partnership designated as the "9.125%" Series D Cumulative Redeemable Preferred Units (the "Series D Preferred Units") is hereby established. The number of Series D Preferred Units shall be 500,000.

                (b)     Rank.

                The Series D Preferred Units will, with respect to distributions and rights upon voluntary or involuntary liquidation, winding-up or dissolution of the Partnership, rank senior to all classes or series of Partnership Interests now or hereafter authorized, issued or outstanding, other than the Series A Preferred Units, Series B Preferred Units and Series C Preferred Units and any class or series of equity securities of the Partnership issued after the issuance of the Series D Preferred Units and expressly designated in accordance with the Partnership Agreement as ranking on a parity with or senior to the Series D Preferred Units as to distributions or rights upon voluntary or involuntary liquidation, winding-up or dissolution of the Partnership. The Series D Preferred Units are expressly designated as ranking on a parity with the Series A Preferred Units, the Series B Preferred Units and the Series C Preferred Units as to both distributions and rights upon voluntary or involuntary liquidation, winding-up or dissolution of the Partnership.

                (c)     Distributions.

                (i) Payment of Distributions. Subject to the rights of holders of Parity Preferred Units and any holders of Partnership Interests issued after the date hereof in accordance herewith ranking senior to the Series D Preferred Units as to the payment of distributions, holders of Series D Preferred Units shall be entitled to receive, when, as and if declared by the Partnership acting through the General Partner, out of Available Cash and Capital Transaction Proceeds, cumulative preferential cash distributions at the rate per annum of 9.125% of the original Capital Contribution per Series D Preferred Unit. Such distributions shall be cumulative, shall accrue from the original date of issuance and will be payable (A) quarterly (such quarterly periods to be the quarterly periods ending on the dates set forth in this sentence) in arrears, on or before March 31, June 30, September 30 and December 31 of each year, commencing on December 31, 1999 (with the first such payment to include the amount accrued from the period commencing September 29, 1999 and ending December 31, 1999) and, (B) in the event of (i) an exchange of Series D Preferred Units into Series D Preferred Stock, or (ii) a redemption of Series D Preferred Units, on the exchange date or redemption date, as applicable (each a "Series D Preferred Unit Distribution Payment Date"). The amount of the distribution payable for any period will be computed on the basis of a 360-day year of twelve 30-day months and for any period shorter than a full quarterly period for which distributions are computed, the amount of the distribution payable will be computed on the basis of the ratio of the actual number of days elapsed in such period to ninety (90) days. If any date on which distributions are to be made on the Series D Preferred Units is not a Business Day (as defined herein), then payment of the distribution to be made on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. Distributions on December 31, 1999 and thereafter will be made to the holders of record of the Series D Preferred Units on the relevant record dates to be fixed by the Partnership acting through the General Partner, which record dates shall be not less than ten (10) days and not more than thirty
(30) Business Days prior to the relevant Preferred Unit Distribution Payment Date (the "Series D Preferred Unit Partnership Record Date").

                (ii) Limitation on Distributions. No distribution on the Series D Preferred Units shall be declared or paid or set apart for payment by the Partnership at such time as the terms and provisions of any agreement of the Partnership relating to its indebtedness (other than any agreement with the holder of Partnership Interests or an Affiliate thereof), prohibits such declaration, payment or setting apart for payment or provide, that such declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such declaration, payment or setting apart for payment shall be restricted or prohibited by law. Nothing in this
Section 4(c)(ii) shall be deemed to modify or in any manner limit the provisions of Sections 4.8(c)(iii) or 4.8(c)(iv).

                (iii) Distributions Cumulative. Distributions on the Series D Preferred Units will accrue whether or not the terms and provisions of any agreement of the Partnership, including any agreement relating to its indebtedness, at any time prohibit the current payment of distributions, whether or not the Partnership has earnings, whether or not there are funds legally available for the payment of such of such distributions and whether or not such distributions are authorized. Accrued but unpaid distributions on the Series D Preferred Units will accumulate as of the Series D Preferred Unit Distribution Payment Date on which they first become payable. Distributions on account of arrears for any past distribution periods may be declared and paid at any time, without reference to a regular Series D Preferred Unit Distribution Payment Date to holders of record of the Series D Preferred Units on the record date fixed by the Partnership acting through the General Partner which date shall be not less than ten (10) days and not more than thirty (30) Business Days prior to the payment date. Accumulated and unpaid distributions will not bear interest.

                (iv)    Priority as to Distributions.

                        (A) So long as any Series D Preferred Units are
                outstanding, no distribution of cash or other property shall be authorized, declared, paid or set apart for payment on or with respect to any class or series of Junior Units with respect to distributions, nor shall any cash or other property be set aside for or applied to the purchase, redemption or other acquisition for consideration of any Series D Preferred Units, any Parity Preferred Units with respect to distributions or any Junior Units, unless, in each case, all distributions accumulated on all Series D Preferred Units and all classes and series of outstanding Parity Preferred Units as to the payment of distributions have been paid in full. Without limiting Section 4.8(f)(ii), the foregoing sentence will not prohibit (a) distributions payable solely in Junior Units, (b) the conversion of Junior Units or Parity Preferred Units into Junior Units, or (c) the redemption of Partnership Interests corresponding to any Series D Preferred Stock, Parity Preferred Stock or Junior Stock to be purchased by the General Partner pursuant to Article 5 of the Articles of Incorporation to preserve the General Partner's status as a real estate investment trust, provided that such redemption shall be upon the same terms as the corresponding purchase pursuant to Article 5 of the Articles of Incorporation.

                        (B) So long as distributions have not been paid in full (or a sum sufficient for such full payment is not irrevocably deposited in trust for payment) upon the Series

                D Preferred Units, all distributions authorized and declared on the Series D Preferred Units and all classes or series of outstanding Parity Preferred Units as to distributions shall be authorized and declared so that the amount of distributions authorized and declared per Series D Preferred Unit and such other classes or series of Parity Preferred Units shall in all cases bear to each other the same ratio that accrued distributions per Series D Preferred Unit and such other classes or series of Parity Preferred Units (which shall not include any accumulation in respect of unpaid distributions for prior distribution periods if such class or series of Parity Preferred Units do not have cumulative distribution rights) bear to each other.

                (v) No Further Rights. Holders of Series D Preferred Units shall not be entitled to any distributions, whether payable in cash, other property or otherwise, in excess of the full cumulative distributions described herein.

                (d).    Liquidation Preference.

                (i) Payment of Liquidating Distributions. Subject to the rights of holders of Parity Preferred Units with respect to rights upon any voluntary or involuntary liquidation, dissolution or winding-up of the Partnership and subject to Partnership Interests ranking senior to the Series D Preferred Units with respect to rights upon any voluntary or involuntary liquidation, dissolution or winding-up of the Partnership, the holders of Series D Preferred Units shall be entitled to receive out of the assets of the Partnership legally available for distribution or the proceeds thereof, after payment or provision for debts and other liabilities of the Partnership, but before any payment or distributions of the assets shall be made to holders of any class or series of Partnership Interest that ranks junior to the Series D Preferred Units as to rights upon liquidation, dissolution or winding-up of the Partnership, an amount equal to the sum of a liquidation preference equal to their positive Capital Account balances (including, without limitation, any accumulated and unpaid distributions, whether or not declared, to the date of payment to the extent not previously credited to such Capital Account balances), determined after taking into account all Capital Account adjustments for the Partnership taxable year during which the liquidation occurs (other than those made as a result of the liquidating distribution set forth in this 4.8(d)(i)). In the event that, upon such voluntary or involuntary liquidation, dissolution or winding-up, there are insufficient assets to permit full payment of liquidating distributions to the holders of Series D Preferred Stock and any Parity Preferred Units as to rights upon liquidation, dissolution or winding-up of the Partnership, all payments of liquidating distributions on the Series D Preferred Units and such Parity Preferred Units shall be made so that the payments on the Series D Preferred Units and such Parity Preferred Units shall in all cases bear to each other the same ratio that the respective rights of the Series D Preferred Unit and such other Parity Preferred Units (which shall not include any accumulation in respect of unpaid distributions for prior distribution periods if such Parity Preferred Units do not have cumulative distribution rights) upon liquidation, dissolution or winding-up of the Partnership bear to each other.

                (ii) Notice. Written notice of any such voluntary or involuntary liquidation, dissolution or winding-up of the Partnership, stating the payment date or dates when, and the place or places where, the amounts distributable in such circumstances shall be payable, shall be given by (i) fax and (ii) by first class mail, postage pre-paid, not less than 30 and not more that 60 days prior to the payment date stated therein, to each record holder of the Series D Preferred Units at the respective addresses of such holders as the same shall appear on the transfer records of the Partnership.

                (iii) No Further Rights. After payment of the full amount of the liquidating distributions to which they are entitled, the holders of Series D Preferred Units will have no right or claim to any of the remaining assets of the Partnership.

                (iv) Consolidation, Merger or Certain Other Transactions. The voluntary sale, conveyance, lease, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the General Partner to, or the consolidation or merger or other business combination of the Partnership with or into, any corporation, trust or other entity (or of any corporation, trust or other entity with or into the Partnership) shall not be deemed to constitute a liquidation, dissolution or winding-up of the Partnership.

                (e)     Optional Redemption.

                (i) Right of Optional Redemption. The Series D Preferred Units may not be redeemed prior to the fifth anniversary of the issuance date. On or after such date, the Partnership shall have the right to redeem the Series D Preferred Units, in whole or in part, at any time or from time to time, upon not less than 30 nor more than 60 days' written notice, at a redemption price, payable in cash, equal to the Capital Account balance of the holder of Series D Preferred Units (the "Series D Redemption Price"); provided, however, that no redemption pursuant to this Section 4.8(e)(i) will be permitted if the Series D Redemption Price does not equal or exceed the original Capital Contribution of such holder plus the cumulative Series D Priority Return, whether or not declared, to the redemption date to the extent not previously distributed or distributed on the redemption date pursuant to Section 4.8(c)(i). If fewer than all of the outstanding Series D Preferred Units are to be redeemed, the Series D Preferred Units to be redeemed shall be selected pro rata (as nearly as practicable without creating fractional units).

                (ii)    Limitation on Redemption.

                        (A) The Series D Redemption Price (other than the portion thereof consisting of accumulated but unpaid distributions) will be payable solely out of the sale proceeds of capital stock of the General Partner, which will be contributed by the General Partner to the Partnership as additional capital contribution, or out of the sale of limited partner interests in the Partnership and from no other source. For purposes of the preceding sentence, "capital stock" means any equity securities (including Common Stock and Preferred Stock (as such terms are defined in the Articles of Incorporation)), shares, participation or other ownership interests (however designated) and any rights (other than debt securities convertible into or exchangeable for equity securities) or options to purchase any of the foregoing.

                         (B) The Partnership may not redeem fewer than all of the outstanding Series D Preferred Units unless all accumulated and unpaid distributions have been paid on all Series D Preferred Units for all quarterly distribution periods terminating on or prior to the date of redemption.

                (iii)   Procedures for Redemption.

                        (A) Notice of redemption will be (i) faxed, and (ii) mailed by the Partnership, by certified mail, postage prepaid, not less than 30 nor more than 60 days prior to the redemption date, addressed to the respective holders of record of the Series D Preferred Units at their respective addresses as they appear on the records of the Partnership. No failure to give or defect in such notice shall affect the validity of the proceedings for the redemption of any Series D Preferred Units except as to the holder to whom such notice was defective or not given. In addition to any information required by law, each such notice shall state: (i) the redemption date, (ii) the Series D Redemption Price, (iii) the aggregate number of Series D Preferred Units to be redeemed and if fewer than all of the outstanding Series D Preferred Units are to be redeemed, the number of Series D Preferred Units to be redeemed held by such holder, which number shall equal such holder's pro rata share (based on the percentage of the aggregate number of outstanding Series D Preferred Units the total number of Series D Preferred Units held by such holder represents) of the aggregate number of Series D Preferred
                Units to be redeemed, (iv) the place or places where such Series D Preferred Units are to be surrendered for payment of the Series D Redemption Price, (v) that distributions on the Series D Preferred Units to be redeemed will cease to accumulate on such redemption date and (vi) that payment of the Series D Redemption Price will be made upon presentation and surrender of such Series D Preferred Units.

                        (B) If the Partnership gives a notice of redemption in respect of Series D Preferred Units (which notice will be irrevocable) then, by 12:00 noon, New York City time, on the redemption date, the Partnership will deposit irrevocably in trust for the benefit of the Series D Preferred Units being redeemed funds sufficient to pay the applicable Series D Redemption Price and will give irrevocable instructions and authority to pay such Series D Redemption Price to the holders of the Series D Preferred Units upon surrender of the Series D Preferred Units by such holders at the place designated in the notice of redemption. If the Series D Preferred Units are evidenced by a certificate and if fewer than all Series D Preferred Units evidenced by any certificate are being redeemed, a new certificate shall be issued upon surrender of the certificate evidencing all Series D Preferred Units, evidencing the unredeemed Series D Preferred Units without cost to the holder thereof. On and after the date of redemption, distributions will cease to accumulate on the Series D Preferred Units or portions thereof called for redemption, unless the Partnership defaults in the payment thereof. If any date fixed for redemption of Series D
                Preferred Units is not a Business Day, then payment of the Series D Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Series D Redemption Price is improperly withheld or refused and not paid by the Partnership, distributions on such Series D Preferred Units will continue to accumulate from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the applicable Series D Redemption Price.

                (f)     Voting Rights.

                (i) General. Holders of the Series D Preferred Units will not have any voting rights or right to consent to any matter requiring the consent or approval of the Limited Partners, except as otherwise expressly set forth in the Partnership Agreement and except as set forth below.

                (ii) Certain Voting Rights. So long as any Series D Preferred Units remain outstanding, the Partnership shall not, without the affirmative vote of the holders of at least two-thirds of the Series D Preferred Units outstanding at the time (i) authorize or create, or increase the authorized or issued amount of, any class or series of Partnership Interests ranking prior to the Series D Preferred Units with respect to payment of distributions or rights upon liquidation, dissolution or winding-up or create, authorize or issue any obligations or security convertible into or evidencing the right to purchase any such Partnership Interests, (ii) authorize or create, or increase the authorized or issued amount of any Parity Preferred Units or reclassify any Partnership Interest of the Partnership into any such Partnership Interest or create, authorize or issue any obligations or security convertible into or evidencing the right to purchase any such Partnership Interests but only to the extent such Parity Preferred Units are issued to an affiliate of the Partnership, other than
(A) Security Capital U.S. Realty, Security Capital Holdings, S.A. or their affiliates (if issued upon arm's length terms in the good faith determination of the board of directors of the General Partner) or (B) the General Partner to the extent the issuance of such interests was to allow the General Partner to issue corresponding preferred stock to persons who are not affiliates of the Partnership or (iii) either (A) consolidate, merge into or with, or convey, transfer or lease its assets substantially as an entirety to, any corporation or other entity or (B) amend, alter or repeal the provisions of the Partnership Agreement, whether by merger, consolidation or otherwise, that would materially and adversely affect the powers, special rights, preferences, privileges or voting power of the Series D Preferred Units or the holders thereof; provided, however, that with respect to the occurrence of a merger, consolidation or a sale or lease of all of the Partnership's assets as an entirety, so long as (a) the Partnership is the surviving entity and the Series D Preferred Units remain outstanding with the terms thereof unchanged, or (b) the resulting, surviving or transferee entity is a partnership, limited liability company or other pass-through entity organized under the laws of any state and substitutes the Series D Preferred Units for other interests in such entity having substantially the same terms and rights as the Series D Preferred Units, including with respect to distributions, voting rights and rights upon liquidation, dissolution or winding-up, then the occurrence of any such event shall not be deemed to materially and adversely affect such rights, privileges or voting powers of the holders of the Series D Preferred Units and no vote of the Series D Preferred Units shall be required in such case; and provided further that any increase in the amount of Partnership Interests or the creation or issuance of any other class or series of Partnership Interests, in each case ranking (a) junior to the Series D Preferred Units with respect to payment of distributions or the distribution of assets upon liquidation, dissolution or winding-up, or (b) on a parity to the Series D Preferred Units with respect to payment of distributions or the distribution of assets upon liquidation, dissolution or winding-up to the extent such Partnership Interest are not issued to an affiliate of the Partnership, other than the General Partner to the extent the issuance of such interests was to allow the General Partner to issue corresponding preferred stock to persons who are not affiliates of the Partnership, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers and no vote of the Series D Preferred Units shall be required in such case.

                (g)     Exchange Rights.

                (i)     Right to Exchange.

                        (A) Series D Preferred Units will be exchangeable in whole or in part at anytime on or after the tenth anniversary of the date of issuance, at the option of the holders thereof, for authorized but previously unissued shares of 9.125% Series
                D Cumulative Redeemable Preferred Stock of the General Partner (the "Series D Preferred Stock") at an exchange rate of one share of Series D Preferred Stock for one Series D Preferred Unit, subject to adjustment as described below (the "Series D Exchange Price"), provided that the Series D Preferred Units will become exchangeable at any time, in whole or in part, at the option of the holders of Series D Preferred Units for Series D Preferred Stock if (y) at any time full distributions shall not have been made on the applicable Series D Preferred Unit Distribution Payment Date on any Series D Preferred Unit with respect to six (6) prior quarterly distribution periods, whether or not consecutive, provided, however, that a distribution in respect of Series D Preferred Units shall be considered timely made if made within two (2) Business Days after the applicable Series D Preferred Unit Distribution Payment Date if at the time of such late payment there shall not be any prior quarterly distribution periods in respect of which full distributions were made more than two (2) Business Days after the applicable Series D Preferred Unit Distribution Payment Date or (z) upon receipt by a holder or holders of Series D Preferred Units of (A) notice from the General
                Partner that the General Partner or a Subsidiary of the General Partner has taken the position that the Partnership is, or upon the occurrence of a defined event in the immediate future will be, a PTP and (B) an opinion rendered by an outside nationally recognized independent counsel familiar with such matters addressed to a holder or holders of Series D Preferred Units, that the Partnership is or likely is, or upon the occurrence of a defined event in the immediate future will be or likely will be, a PTP. In addition, the Series D
                Preferred Units may be exchanged for Series D Preferred Stock, in whole or in part, at the option of any holder prior to the tenth anniversary of the issuance date and after the third anniversary thereof if such holder of a Series D Preferred
                Units shall deliver to the General Partner either (i) a private ruling letter addressed to such holder of Series D Preferred Units or (ii) an opinion of independent counsel reasonably acceptable to the General Partner based on the enactment of temporary or final Treasury Regulations or the publication of a Revenue

                Ruling, in either case to the effect that an exchange of the Series D Preferred Units at such earlier time would not cause the Series D Preferred Units to be considered "stock and securities" within the meaning of section 351(e) of the Code for purposes of determining whether the holder of such Series D Preferred Units is an "investment company" under section 721(b) of the Code if an exchange is permitted at such earlier date. Furthermore, the Series D Preferred Units may be exchanged in whole but not in part by any holder thereof which is a real estate investment trust within the meaning of Sections 856 through 859 of the Code for Series D Preferred Stock (but only if the exchange in whole may be accomplished consistently with the ownership limitations set forth under
                Article 5 of the Articles of Incorporation (taking into account exceptions thereto) if at any time (i) the Partnership reasonably determines that the assets and income of the Partnership for a taxable year after 1999 would not satisfy the income and assets tests of Section 856 of the Code for such taxable year if the Partnership were a real estate investment trust within the meaning of the Code or (ii) any such holder of Series D Preferred Units shall deliver to the Partnership and the General Partner an opinion of independent counsel reasonably acceptable to the General Partner to the effect that, based on the assets and income of the Partnership for a taxable year after 1999, the Partnership would not satisfy the income and assets tests of Section 856 of the Code for such taxable year if the Partnership were a real estate investment trust within the meaning of the Code and that such failure would create a meaningful risk that a holder of the Series D Preferred Units would fail to maintain qualification as a real estate investment trust.

                      (B) Notwithstanding anything to the contrary set forth in Section 4.8(G)(i)(A), if an Series D Exchange Notice (as defined herein) has been delivered to the General Partner, then the General Partner may, at its option, elect to redeem or cause the Partnership to redeem all or a portion of the outstanding Series D Preferred Units for cash in an amount equal to the original Capital Contribution per Series D Preferred Unit and all accrued and unpaid distributions thereon to the date of redemption. The General Partner may exercise its option to redeem the Series D Preferred Units for cash pursuant to this Section 4.8(g)(i)(B) by giving each holder of record of Series D Preferred Units notice of its election to redeem for cash, within five (5) Business Days after receipt of the Series D Exchange Notice, by (i) fax, and
                (ii) registered mail, postage paid, at the address of each holder as it may appear on the records of the Partnership stating (i) the redemption date, which shall be no later than sixty (60) days following the receipt of the Series D Exchange Notice, (ii) the redemption price, (iii) the place or places where the Series D Preferred Units are to be surrendered for payment of the redemption price, (iv) that distributions on the Series D Preferred Units will cease to accrue on such redemption date; (v) that payment of the redemption price will be made upon presentation and surrender of the Series D Preferred Units and (vi) the aggregate number of Series D Preferred Units to be redeemed, and if fewer than all of the outstanding Series D Preferred Units are to be redeemed, the number of Series D Preferred Units to be redeemed held by such holder, which number shall equal such holder's pro-rata share (based on the percentage of the aggregate number of outstanding Series D Preferred Units the total number of Series D Preferred Units held by such holder represents) of the aggregate number of Series D Preferred Units being redeemed.

                        (C) Upon the occurrence of an event giving rise to exchange rights pursuant to Section 4.8(g)(i)(A), in the event an exchange of all or a portion of Series D Preferred Units pursuant to Section 4.8(g)(i)(A) would violate the provisions on ownership limitation of the General Partner set forth in
                Article 5 of the Articles of Incorporation, the General Partner shall give written notice thereof to each holder of record of Series D Preferred Units, within five (5) Business Days following receipt of the Series D Exchange Notice, by (i) fax, and (ii) registered mail, postage prepaid, at the address of each such holder set forth in the records of the Partnership. In such event, each holder of Series D Preferred Units shall be entitled to exchange, pursuant to the provision of Section 4.8(g)(ii) a number of Series D Preferred Units which would comply with the provisions on the ownership limitation of the General Partner set forth in such Article 5 of the Articles of Incorporation and any Series D Preferred Units not so exchanged (the "Series D Excess Units") shall be redeemed by the Partnership for cash in an amount equal to the original Capital Contribution per Series D Excess Unit, plus any accrued and unpaid distributions thereon, whether or not declared, to the date of redemption. The written notice of the General Partner shall state (i) the number of Series D Excess Units held by such holder, (ii) the redemption price of the Series D Excess Units, (iii) the date on which such Series D Excess Units shall be redeemed, which date shall be no later than sixty (60) days following the receipt of the Series D Exchange Notice, (iv) the place or places where such Series D Excess Units are to be surrendered for payment of the Series D Redemption Price, (iv) that distributions on the Series D Excess Units will cease to accrue on such redemption date, and
                (v) that payment of the redemption price will be made upon presentation and surrender of such Series D Excess Units. In the event an exchange would result in Series D Excess Units, as a condition to such exchange, each holder of such units agrees to provide representations and covenants reasonably requested by the General Partner relating to (i) the widely held nature of the interests in such holder, sufficient to assure the General Partner that the holder's ownership of stock of the General Partner (without regard to the limits described above) will not cause any individual to own in excess of 9.8% of the stock of the General Partner; and (ii) to the extent such holder can so represent and covenant without obtaining information from its owners, the holder's ownership of tenants of the Partnership and its affiliates.

                        (D) The redemption of Series D Preferred Units described in Section 4.8(g)(i)(B) and (C) shall be subject to the provisions of Section 4.8(e)(ii)(A) and Section 4.8(e)(iii)(B); provided, however, that for purposes hereof the term "Redemption Price" in Sections 4.8(e)(ii)(A) and 4.8(e)(iii)(B) shall be read to mean the original Capital Contribution per Series D Preferred Unit being redeemed plus all accrued and unpaid distributions to the redemption date.

                (ii)    Procedure for Exchange.

                        (B) Any exchange shall be exercised pursuant to a notice of exchange (the "Series D Exchange Notice") delivered to the General Partner by the holder who is exercising such exchange right, by (i) fax and (ii) by certified mail postage prepaid. Upon request of the General Partner, such holder delivering the Series D Exchange Notice shall provide to the General Partner in writing such information as the General Partner may reasonably request to determine whether any portion of the exchange by the delivering holder will result in the violation of the restrictions of Article 5 of the Articles of Incorporation, including the Ownership Limit and the Related Tenant Limit. The exchange of Series D Preferred Units, or a specified portion thereof, may be effected after the fifth (5th) Business Days following receipt by the General Partner of the Series D Exchange Notice and such requested information by delivering certificates, if any, representing such Series D Preferred Units to be exchanged together with, if applicable, written notice of exchange and a proper assignment of such Series D Preferred Units to the office of the General Partner maintained for such purpose. Currently, such office is 121 West Forsyth Street, Suite 200, Jacksonville, Florida 32202. Each exchange will be deemed to have been effected immediately prior to the close of business on the date on which such Series D Preferred Units to be exchanged (together with all required documentation) shall have been surrendered and notice shall have been received by the General Partner as aforesaid and the Series D Exchange Price shall have been paid. Any Series D Preferred Stock issued pursuant to this Section 4.8(g) shall be delivered as shares which are duly authorized, validly issued, fully paid and nonassessable, free of pledge, lien, encumbrance or restriction other than those provided in the Articles of Incorporation, the Bylaws of the General Partner, the Securities Act and relevant state securities or blue sky laws.

                        (B) In the event of an exchange of Series D Preferred Units for shares of Series D Preferred Stock, an amount equal to the accrued and unpaid distributions which are not paid pursuant to Section 4(a) hereof, whether or not declared, to the date of exchange on any Series D Preferred Units tendered for exchange shall (i) accrue and be payable by the General Partner from and after the date of exchange on the shares of the Series D Preferred Stock into which such Series D Preferred Units are exchanged, and (ii) continue to accrue on such Series D Preferred Units, which shall remain outstanding following such exchange, with the General Partner as the holder of such Series D Preferred Units. Notwithstanding anything to the contrary set forth herein, in no event shall a holder of a Series D Preferred Unit that was validly exchanged into Series D Preferred Stock pursuant to this section (other than the General Partner now holding such Series D Preferred
                Unit), receive a distribution out of Available Cash or Capital Transaction Proceeds of the Partnership with respect to any Series D Preferred Units so exchanged.

                        (C) Fractional shares of Series D Preferred Stock are not to be issued upon exchange but, in lieu thereof, the General Partner will pay a cash adjustment based upon the fair market value of the Series D Preferred Stock on the day prior to the exchange date as determined in good faith by the Board of Directors of the General Partner.

                (iii)   Adjustment of Exchange Price.

                        (A) The Series D Exchange Price is subject to adjustment upon certain events, including, (i) subdivisions, combinations and reclassification of the Series D Preferred Stock, and (ii) distributions to all holders of Series D Preferred Stock of evidences of indebtedness of the General Partner or assets (including securities, but excluding dividends and distributions paid in cash out of equity applicable to Series D Preferred Stock).

                        (B) In case the General Partner shall be a party to any transaction (including, without limitation, a merger, consolidation, statutory share exchange, tender offer for all or substantially all of the General Partner's capital stock or sale of all or substantially all of the General Partner's assets), in each case as a result of which the Series D Preferred Stock will be converted into the right to receive shares of capital stock, other securities or other property (including cash or any combination thereof), each Series D Preferred Unit will thereafter be exchangeable into the kind and amount of shares of capital stock and other securities and property receivable (including cash or any combination thereof) upon the consummation of such transaction by a holder of that number of shares of Series D Preferred Stock or fraction thereof into which one Series D Preferred Unit was exchangeable immediately prior to such transaction. The
                General Partner may not become a party to any such transaction unless the terms thereof are consistent with the foregoing.

                         (C) So long as a Preferred Partner or any of its permitted successors or assigns holds any Series D Preferred Units as the case may be, the General Partner shall not, without the affirmative vote of the holders of at least two-thirds of the Series D Preferred Units (excluding any Series D Preferred Units surrendered to the General Partner in exchange for Series D Preferred Stock) and Series D Preferred Stock (voting together as a class on the basis of number of shares into which Series D Preferred Units are exchangeable) outstanding at the time: (a) designate or create, or increase the authorized or issued amount of, any class or series of shares ranking senior to the Series D Preferred Stock with respect to the payment of distributions or rights upon liquidation, dissolution or winding-up or reclassify any authorized shares of the General Partner into any such shares, or create, authorize or issue any obligations or securities convertible into or evidencing the right to purchase any such shares; (b) designate or create, or increase the authorized or issued amount of, any Parity Preferred Stock or reclassify any authorized shares of the General Partner into any such shares, or create, authorize or issue any obligations or security convertible into or evidencing the right to purchase any such shares, but only to the extent that such Parity Preferred Stock are issued to an Affiliate of the General Partner other than (A) Security Capital U.S.

                Realty, Security Capital Holdings, S.A. or their affiliates (if issued on arm's length terms in the good faith determination of the board of directors of the General Partner), or (B) the General Partner to the extent the issuance of such interests was to allow the General Partner to issue corresponding preferred stock in the same transaction to persons who are not affiliates of the Partnership; (c) amend, alter or repeal the provisions of the Charter or bylaws of the General Partner, whether by merger, consolidation or otherwise, that would materially and adversely affect the powers, special rights, preferences, privileges or voting power of the Series D Preferred Stock or the holders thereof; provided, however, that any increase in the amount of authorized Preferred Stock or the creation or issuance of any other series or class of Preferred Stock, or any increase in the amount of authorized shares of each class or series, in each case ranking either (1) junior to the Series D Preferred Stock with respect to the payment of distributions or the distribution of assets upon liquidation, dissolution or winding-up, or (2) on a parity with the Series D Preferred Stock with respect to the payment of distributions or the distribution of assets upon liquidation, dissolution or winding-up to the extent such Preferred Stock are not issued to an Affiliate of the General Partner (other than Security Capital U.S. Realty, Security Capital Holdings, S.A. or their affiliates if issued on arm's length terms in the good faith determination of the board of directors of the General Partner), or (B) General Partner to the extent the issuance of such interests was to allow the General Partner to issue corresponding preferred stock to persons who are not affiliates of the Partnership, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers.

                (h) No Conversion Rights. The holders of the Series D Preferred Units shall not have any rights to convert such shares into shares of any other class or series of stock or into any other securities of, or interest in, the Partnership.

                (i) No Sinking Fund. No sinking fund shall be established for the retirement or redemption of Series D Preferred Units."


                Section 6.      Article 7 - Management and Operating of
Business.

                        Section 7.1(h) is hereby amended by inserting the words "Series A Priority Return, Series D Priority Return and" before the words "Priority Distribution Amount" therein.

                Section 7.      Article 8 - Rights and Obligations of Limited
Partners.
                        Section 8.4 is hereby amended by (i) inserting the words "Section 4.8," after the words "Section 4.5," therein and (ii) inserting the words "Preferred Units" after the words "Series A" therein.

                Section 8.      Article 11 - Transfers and Withdrawals.

                (a) Section 11.2(b) is hereby amended by inserting the words "and Section 4.8(f)" after the words "4.5(f)" in the first sentence thereof.

                (b) The Series A Preferred Partners and Series D Preferred Partners may, subject to Sections 11.3(b)-(j), assign their Units to any Person, and any such assignee shall be admitted as a Substituted Limited Partner.

                (c) Section 11.3(h) is hereby amended by adding the following at the end of the section:

                "; provided, however, that the General Partner shall not unreasonably withhold its consent to a waiver of the limitations set forth in this Section 11.3(h) if the Partnership is (1) relying on a provision other than Treasury Regulation Section 1.7704-1(h) to avoid classification of Partnership as a PTP or (2) a PTP."

                (d) The following is inserted as a new Section 11.3(j):

                "(j) Transfers by Series D Preferred Partners. In addition to the other restrictions on transfer set forth in this Article 11, which apply to Series D Preferred Units, no transfer of the Series D Preferred Units may be made without the consent of the General Partner, which consent may be given or withheld in its sole and absolute discretion, if such transfer would result in more than four partners holding all outstanding Series D Preferred Units within the meaning of Regulation
                Section 1.7704-1(h)(3) "; provided, however, that the General Partner shall not unreasonably withhold its consent to a waiver of the limitations set forth in this Section 11.3(j) if the Partnership is (1) relying on a provision other than Treasury Regulation Section 1.7704-1(h) to avoid classification of Partnership as a PTP or (2) a PTP."


                Section 9.      Article 12 - Admission of Partners.

                Section 12.2(a) and 12.4 are hereby amended by deleting all references therein to "Additional Limited Partners" and inserting the words "additional Limited Partners" therefor.

                Section 10.      Article 13 - Dissolution and Liquidation.

                (a) The first reference to "Additional Limited Partners" in the first paragraph of Section 13.1 is hereby deleted and the words "additional Limited Partners" are hereby inserted in lieu thereof.

                (b) Clause (iii) of Section 13.2(a) is hereby deleted and the following inserted in lieu thereof:

                "(iii) Third, one hundred percent (100%) to the Series A Preferred Partners in accordance with the provisions of
                Section 4.5(d) and to the Series D Preferred Partners in accordance with the provisions of Section 4.8(d)."

                (c) The words "and Section 4.8 with respect to the Series D Preferred Units" is hereby inserted after the words "Section
                4.5 with respect to the Series A Preferred Units" in Section
                13.6.


                Section 11. Article 14 - Amendment of Partnership Agreement; Meetings.

                (a) Sections 14.1(a), 14.1(c) and 14.1(d) are hereby amended by inserting the words "and 4.8(f)(ii)" after each reference to "4.5(f)(ii)" therein.

                (b) Section 14.1(c) is hereby amended by replacing the words "Series A Preferred Partner" with the words "holder of Parity Preferred Units."

                (c) The last paragraph of Section 14.1(g) is hereby amended by replacing the words "Series A Preferred Partners" with the words "holders of Parity Preferred Units."


                Section 12.     Miscellaneous.

                (a)     Notwithstanding anything to the contrary contained in
Section 8.6 of the Partnership Agreement, in no event shall the rights of the holders of the Series D Preferred Units set forth in Section 5 of this Amendment be subordinate to the Redemption Rights set forth in Section 8.6 of the Partnership Agreement.

                (b) The Partnership and the General Partner represent and warrant that the issuance of the Series D Preferred Units pursuant to this Amendment is permitted pursuant to Section 4.2(b)(i).

                (c) The Partnership and General Partner (i) represent and warrant that, except as disclosed on Schedule 1 attached hereto, no Redemption Rights contemplated in Section 8.6 require the Partnership or General Partner to pay cash in lieu of the Share Amount in exchange for Units (other than at the election of the Partnership or General Partner) and (ii) covenant and agree not to grant, without the consent of the Series A Preferred Partners and Series D Preferred Partners, any Redemption Rights requiring the Partnership or General Partner to pay cash in lieu of the Share Amount in exchange for Units (other than at the election of the Partnership or General Partner) except (i) redemption rights assumed by Partnership or General Partner in connection with the acquisition of an existing operating partnership and (ii) redemption rights as to less than 5% of the Common Units arising from a tender offer by the Partnership intended to reduce the number of partners of the Partnership, unless (i) the cash used to effectuate any such cash redemption is raised from the issuance of Common Stock of the General Partner issued for such purpose or (ii) the Partnership shall allow the holders of the Series A Preferred Units and Series D Preferred Units to redeem their Units for the Series A Redemption Price and Series D Redemption Price, respectively, immediately prior to the time of such other redemption.


                Section 13. Fourth Amended and Restated Agreement of Limited Partnership.

                The form of Fourth Amended and Restated Agreement of Limited Partnership (the "Restated Form") attached to the Partnership Agreement is hereby amended to conform to the amendments set forth in this Amendment, all of which shall be deemed incorporated in said Fourth Amended and Restated Agreement of Limited Partnership (the "Restated Agreement") upon the effectiveness thereof (with such conforming changes as may be necessary to give substantive effect thereto). Additionally, the Restated Agreement Form and, upon its effectiveness, the Restated Agreement are hereby amended as follows:

                (a) Section 4.2(b)(i)(A) is hereby amended by inserting the words "subject to Sections 4.5(f)(ii) and 4.8(f)(ii)," at the beginning of clause (ii);

                (b) Section 4.2(b)(i)(B) is hereby amended by inserting the words "and Sections 4.5(f)(ii) and 4.8(f)(ii) after the reference to "Section 14.1(g)(ii)" in clause (ii);

                (c) Section 13.4(c) is hereby amended by inserting the words "subject to the priorities set forth in Section 13.2(a)" after the word "balances" at the end of the next to last sentence thereof; and

                (d) Section 14.1(g) is hereby amended by inserting the following at the end thereof:

                "Nothing contained in Section 14(g) shall be deemed to modify or affect the rights, preferences and priorities of the Series A Preferred Partners and Series D Preferred Partners as to distributions and allocations."


                Section 14. Reaffirmation. Except as modified herein, all terms and conditions of the Partnership Agreement shall remain in full force and effect, which terms and conditions the General Partner hereby ratifies and affirms.

                IN WITNESS WHEREOF, this Amendment has been executed as of the date first above written.

                                        GENERAL PARTNER

                                        Regency Realty Corporation



                                        By:  /s/ Robert L. Miller
                                           -------------------------------------
                                        Name:  Robert L. Miller
                                        Title: Senior Vice President


                                        BELAIR REAL ESTATE CORPORATION



                                        By:     /s/ William R. Cross
                                           -------------------------------------
                                        Name:   William R. Cross
                                        Title:  Vice President


                                        BELCREST REALTY CORPORATION



                                        By:     /s/ William R. Cross
                                           -------------------------------------
                                        Name:   William R. Cross
                                        Title:  Vice President

                              Regency Centers, L.P.
           Amendment No. 2 to Third Amended and Restated Agreement of
                Limited Partnership (the "Partnership Agreement")
         Relating to 9.0% Series C Cumulative Redeemable Preferred Units

         Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meaning assigned thereto in the Partnership Agreement. For purposes of this Amendment the term "Series C Limited Partner" shall mean a Limited Partner holding Series C Preferred Units. The term "Parity Preferred Units" shall be used to refer to Series A Preferred Units, Series B Preferred Units, Series C Preferred Units (as hereafter defined) and any class or series of Partnership Interests of the Partnership now or hereafter authorized, issued or outstanding expressly designated by the Partnership to rank on a parity with Series A Preferred Units or Series B Preferred Units with respect to distributions or rights upon voluntary or involuntary liquidation, winding-up or dissolution of the Partnership, or both, as the context may require, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per unit or conversion rights or exchange rights shall be different from those of the Series A Preferred Units. The term "Series C Priority Return" shall mean, an amount equal to 9.0% per annum, determined on the basis of a 360 day year of twelve 30 day months (or actual days for any month which is shorter than a full monthly period), cumulative to the extent not distributed for any given distribution period, of the stated value of $100.00 per Series C Preferred Unit, commencing on the date of issuance of such Series C Preferred Unit. The Partnership Agreement shall be amended to add such definitions, and shall be further amended to add the following definition:
"Priority Returns" means the Series A Priority Return, the Series B Priority Return and the Series C Priority Return or similar amount payable with respect to any other Parity Preferred Units. The term "Junior Stock" means any class or series of capital stock of the General Partner ranking junior as to the payment of distributions or rights upon voluntary or involuntary liquidation, winding up or dissolution of the General Partner to the Series C Preferred Stock or other Parity Preferred Shares. The term "PTP" shall mean a "publicly traded partnership" within the meaning of Section 7704 of the Code (as hereafter defined). The final Paragraph in the definition of "Net Income" and "Net Loss" in the Partnership Agreement shall be restated in its entirety as follows (new language is underscored):

                "Solely for purposes of allocating Net Income or Net Loss in any Fiscal Year to the holders of the Parity Preferred Units, items of Net Income and Net Loss, as the case may be, shall not include Depreciation with respect to properties (or groupings of properties selected by the General Partner using any method determined by it to be reasonable) that are "ceiling limited" in respect of the holders of the Parity Preferred Units. For purposes of the preceding sentence, Partnership property shall be considered ceiling limited in respect of a holder of Parity Preferred Units if Depreciation attributable to such Partnership property which would otherwise be allocable to such Partner, without regard to this paragraph, exceeded depreciation determined for federal income tax purposes attributable to such Partnership property which would otherwise be allocated to such Partner by more than 5%."

         Section 2. Designation and Number. A series of Partnership Units in the Partnership designated as the "9.0% Series C Cumulative Redeemable Preferred Units" (the "Series C Preferred Units") is hereby established. The number of Series C Preferred Units shall be 750,000.

         Section 3.     Rank.

                (a) The Series C Preferred Units will, with respect to distributions or rights upon voluntary or involuntary liquidation, winding-up or dissolution of the Partnership, or both, rank senior to all classes or series of Partnership Interests now or hereafter authorized, issued or outstanding other than any class or series of equity securities of the Partnership issued after the issuance of the Series C Preferred Units and expressly designated in accordance with the Partnership Agreement as ranking on a parity with the Series C Preferred Units as to distributions or rights upon voluntary or involuntary liquidation, winding-up or dissolution of the Partnership, or both. The Series C Preferred Units are expressly designated as ranking on a parity with the Series A Preferred Units and the Series B Preferred Units.

                (b) The last sentence of Section 4.1(a) of the Partnership Agreement shall be amended to read in full as follows (new language is underscored):

                Any Partnership Interests held by the General Partner or any Affiliate other than a Property Affiliate (including Partnership Interests acquired under Sections 4.2, 8.6 and 8.7) shall be Class B Units, other than Parity Preferred Units, the issuance of which has been approved by the Limited Partners pursuant to Section 4.2, and any Preferred Units issued pursuant to Section 4.2(b)(i).

         Section 4.     Distributions.

                (a) Payment of Distributions. Subject to the rights of holders of Parity Preferred Units, holders of Series C Preferred Units shall be entitled to receive, out of Available Cash and Capital Transaction Proceeds, cumulative preferential cash distributions at the rate per annum of 9.0% of the original Capital Contribution per Series C Preferred Unit. Such distributions shall be cumulative, shall accrue from the original date of issuance and will be payable in cash when, as and if declared by the Partnership acting through the General Partner, (A) quarterly in arrears, on or before March 31, June 30, September 30 and December 31 of each year commencing on September 30, 1999 and
(B) in the event of (i) an exchange of Series C Preferred Units into Series C Preferred Stock, or (ii) a redemption of Series C Preferred Units, on the exchange date or redemption date, as applicable (each a "Series C Preferred Unit Distribution Payment Date"). The amount of the distribution payable for any period will be computed on the basis of a 360-day year of twelve 30-day months and for any period shorter than a full quarterly period for which distributions are
computed, the amounts of the distribution payable will be computed based on the ratio of the actual number of days elapsed in the quarterly period to ninety
(90) days. If any date on which distributions are to be made on the Series C Preferred Units is not a Business Day (as defined herein), then payment of the distribution to be made on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. Distributions on the Series C Preferred Units will be made to the holders of record of the Series C Preferred Units on the relevant record dates to be fixed by the Partnership acting through the General Partner, which record dates shall be not less than ten (10) days and not more than thirty (30) Business Days prior to the relevant Preferred Unit Distribution Payment Date (the "Series C Preferred Unit Partnership Record Date").

         The term "Business Day" shall mean each day, other than a Saturday or a Sunday, which is not a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to close.

                (b) Distributions Cumulative. Distributions on the Series C Preferred Units will accrue whether or not the terms and provisions of any agreement of the Partnership, including any agreement relating to its indebtedness at any time prohibit the current payment of distributions, whether or not the Partnership has earnings, whether or not there are funds legally available for the payment of such distributions and whether or not such distributions are authorized or declared. Accrued but unpaid distributions on the Series C Preferred Units will accumulate as of the Series C Preferred Unit Distribution Payment Date on which they first become payable. Distributions on account of arrears for any past distribution periods may be declared and paid at any time, without reference to a regular Series C Preferred Unit Distribution Payment Date to holders of record of the Series C Preferred Units on the record date fixed by the Partnership acting through the General Partner which date shall be not less than ten (10) days and not more than thirty (30) Business Days prior to the payment date. Accumulated and unpaid distributions will not bear interest.

                (c)     Priority as to Distributions.

                        (i) So long as any Series C Preferred Units are outstanding, no distribution of cash or other property shall be authorized, declared, paid or set apart for payment on or with respect to any class or series of Partnership Interests of the Partnership ranking junior as to the payment of distributions to Parity Preferred Units (collectively, "Junior Units"), nor shall any cash or other property be set aside for or applied to the purchase, redemption or other acquisition for consideration of any Series C Preferred Units, any Parity Preferred Units with respect to distributions or any Junior Units, unless, in each case, all distributions accumulated on all Series C Preferred Units and all classes and series of outstanding Parity Preferred Units as to payment of distributions have been paid in full. The foregoing sentence will not prohibit (a) distributions payable solely in Junior Units, (b) the conversion of Junior Units or Parity Preferred Units into Partnership Interests of the

Partnership ranking junior to the Series C Preferred Units as to distributions, or (c) the redemption of Partnership Interests corresponding to any Series C Preferred Stock, Parity Preferred Stock with respect to distributions or Junior Stock to be purchased by the General Partner pursuant to Article 5 of the Articles of Incorporation of the General Partner (the "Charter") to preserve the General Partner's status as a real estate investment trust, provided that such redemption shall be upon the same terms as the corresponding purchase pursuant to Article 5 of the Charter.

                        (ii) So long as distributions have not been paid in full (or a sum sufficient for such full payment is not irrevocably deposited in trust for payment) upon the Series C Preferred Units, all distributions authorized and declared on the Series C Preferred Units and all classes or series of outstanding Parity Preferred Units with respect to distributions shall be authorized and declared so that the amount of distributions authorized and declared per Series C Preferred Unit and such other classes or series of Parity Preferred Units shall in all cases bear to each other the same ratio that accrued distributions per Series C Preferred Unit and such other classes or series of Parity Preferred Units (which shall not include any accumulation in respect of unpaid distributions for prior distribution periods if such classes or series of Parity Preferred Units do not have cumulative distribution rights) bear to each other.

                (d) No Further Rights. Holders of Series C Preferred Units shall not be entitled to any distributions, whether payable in cash, other property or otherwise, in excess of the full cumulative distributions described herein.

                (e) Section 5.1(c) of the Partnership Agreement shall be amended to read in full as follows (new language is underscored):

                "Anything herein to the contrary notwithstanding, subject to
                Section 4(d)(i) of Amendment No. 2 to this Agreement, no Available Cash or Capital Transaction Proceeds shall be distributed pursuant to Section 5.1(a), Section 5.1(b) or any other provisions of this Article 5 unless all distributions accumulated on all Series A Preferred Units pursuant to
                Section 4.5 have been paid in full and unless all distributions accumulated on any other outstanding Preferred Units have been paid in full."

         Section 5.     Allocations.

                (a) Section 6.1(a) and 6.1(b) of the Agreement are hereby deleted and the following inserted as new Sections 6.1(a) and 6.1(b) in lieu thereof (new language is underscored):

                Section 6.1 Allocations of Net Income and Net Loss. For purposes of maintaining the Capital Accounts and in determining the rights of the Partners among themselves, the Partnership's Net Income and Net Loss shall be allocated among the Partners for each taxable year (or portion thereof) as provided herein below.

                        (a) Net Income. After giving effect to the special allocations set forth in Section 6.2 below, Net Income shall be allocated as follows (and for this purpose, the holders of Class A Units shall be treated as if they were Original Limited Partners):

                                (i) First, one hundred percent (100%) to the General Partner in an amount equal to the excess, if any, of (A) the cumulative Net Losses allocated to the General Partner pursuant to Section 6.1(b)(ix) and the last sentence of Section 6.1(b) for all prior fiscal years, over (B) the cumulative Net Income allocated pursuant to this Section 6.1(a)(i) for all prior fiscal years;

                                 (ii)   Second, one hundred percent (100%) to
                        the holders of Parity Preferred Units in an amount equal to the excess, if any, of (A) the cumulative Net Losses allocated to the holders of Parity Preferred Units pursuant to Section 6.1(b)(viii) for all prior fiscal years, over (B) the cumulative Net Income allocated pursuant to this Section 6.1(a)(ii), including any amounts allocated pursuant to Section 6.2(g) which were attributable to this Section 6.1(a)(ii), for all prior fiscal years;

                                (iii)   Third, one hundred percent (100%) to
                        the Original Limited Partners in an amount equal to the excess, if any, of (A) the cumulative Net Losses allocated to such Partners pursuant to Section 6.1(b)(iv) for all prior fiscal years, over (B) the cumulative Net Income allocated pursuant to this
                        Section 6.1(a)(iii) for all prior fiscal years, which amount shall be allocated among such Partners in the same proportions and in the reverse order as the Net Losses were allocated pursuant to Section 6.1(b)(iv);

                                 (iv)   Fourth, one hundred percent (100%) to
                        the Original Limited Partners in an amount equal to the excess, if any, of (A) the cumulative Net Losses allocated to such Partners pursuant to Section 6.1(b)(iii) for all prior fiscal years, over (B) the cumulative Net Income allocated pursuant to this
                        Section 6.1(a)(iv) for all prior fiscal years, which amount shall be allocated among such Partners in the same proportions and in the reverse order as the Net Losses were allocated pursuant to Section 6.1(b)(iii);

                                 (v) Fifth, one hundred percent (100%) to the holders of Parity Preferred Units until the holders of Parity Preferred Units have been allocated an amount equal to the excess of their respective cumulative Priority Returns through the last day of the current fiscal year (determined without reduction for distributions made to date in satisfaction thereof) over the cumulative Net Income allocated to the holders of Parity Preferred Units pursuant to this Section 6.1(a)(v), including any amounts allocated pursuant to Section 6.2(g) which were attributable to this Section 6.1(a)(v), for all prior periods;

                                (vi)    Sixth, one hundred percent (100%) to
                        the Original Limited Partners until the cumulative allocations of Net Income to each Original Limited Partner under this Section 6.1(a)(vi) for the current and all prior fiscal years equal the cumulative distributions paid to the Original Limited Partner pursuant to Section 5.1(a)(i) and Section 13.2(a)(iv) , provided, however, in the case of Original Limited Partners other than Class Z Branch Partners, no allocations of Net Income shall be made under this
                        Section 6.1(a)(vi) to such Limited Partners with respect to distributions made under Section 5.1(a)(i) and Section 13.2(a)(iv) after the Third Amendment Date;.

                                (vii) Seventh, one hundred percent (100%) to the Original Limited Partners until the cumulative allocations of Net Income to each Original Limited Partner under this Section 6.1(a)(vii) for the current and all prior fiscal years equal the sum of the cumulative amounts credited to such Partner's Cumulative Unpaid Priority Distribution Account and Cumulative Unpaid Accrued Return Account for the current and all prior fiscal years, provided, however, in the case of Original Limited Partners other than Class Z Branch Partners, no allocations of Net Income shall be made under this Section 6.1(a)(vii) with respect to amounts credited to such Partners' Cumulative Unpaid Priority Distribution Accounts and Cumulative Unpaid Accrued Return
                        Accounts after the Third Amendment Date;

                                (viii) Eighth, one hundred percent (100%) to the Additional Limited Partners in an amount equal to the excess, if any, of (A) the cumulative Net Losses allocated to the Additional Limited Partners pursuant to Section 6.1(b)(vii) for all prior fiscal years, over (B) the cumulative Net Income allocated pursuant to this Section 6.1(a)(viii) for all prior fiscal years, which amount shall be allocated among the Additional Limited Partners in the same proportions and in the reverse order as the Net Losses were allocated pursuant to Section 6.1(b)(vii);

                                (ix)    Ninth, one hundred percent (100%) to
                        the Additional Limited Partners in an amount equal to the excess, if any of (A) the cumulative Net Losses allocated to the Additional Limited Partners pursuant to Section 6.1(b)(vi) for all prior fiscal years, over (B) the cumulative Net Income allocated pursuant to this Section 6.1(a)(ix) for all prior fiscal years, which amount shall be allocated among such Partners in the same proportions and in the reverse order as the Net Losses were allocated pursuant to
                        Section 6.1(b)(vi);

                                (x) Tenth, one hundred percent (100%) to the Additional Limited Partners until the cumulative allocations of Net Income to each Additional Limited Partner under this Section 6.1(a)(x) for the current and all prior fiscal years equal the cumulative distributions paid to the Additional Limited Partners pursuant to Section 5.1(a)(iv) and Section
                        13.2(a)(v), provided, however, in the case of Additional Limited Partners other than Class Z
                        Midland Partners, no allocations of Net Income shall be made under this Section 6.1(a)(x) to such Limited Partners with respect to distributions made under
                        Section 5.1(a)(iv) and Section 13.2(a)(v) after the Third Amendment Date;

                                (xi) Eleventh, one hundred percent (100%) to the Additional Limited Partners until the cumulative allocations of Net Income to each Additional Limited Partner under this Section 6.1(a)(xi) for the current and all prior fiscal years equal the sum of (A) the cumulative amounts credited to such Partner's Cumulative Unpaid Priority Distribution Account and Cumulative Unpaid Accrued Return Account for the current and all prior fiscal years and (B) the cumulative Net Losses allocated to the Additional Limited Partner pursuant to Section 6.1(b)(v) for all prior fiscal years, provided, however, in the case of Additional Limited Partners other than Class Z
                        Midland Partners, no allocation of Net Income shall be made under this Section 6.1(a)(xi) with respect to amounts credited to such Partners' Cumulative Unpaid Priority Distribution Accounts and Cumulative Unpaid Accrued Return Accounts after the Third Amendment
                        Date; and

                                (xii)   Thereafter, to the Original and
                        Additional Limited Partners other than Class Z Branch Partners or Class Z Midland Partners, to the General Partner and to any other holders of Class B Units, pro rata in accordance with the relative amounts of Available Cash and Capital Transaction Proceeds distributed to each of them during the taxable year.

                        (b) Net Losses. After giving effect to the special allocations set forth in Section 6.2 below, Net Losses shall be allocated as follows:

                                (i) First, one hundred percent (100%) to the Original and Additional Limited Partners other than Class Z Branch Partners or Class Z Midland Partners, to the General Partner and the Class B Unit holders in an amount equal to the excess, if any, of (A) the cumulative Net Income allocated pursuant to Section 6.1(a)(xii) hereof for all prior fiscal years in excess of distributions of Available Cash to such Partners for which no corresponding allocation of Net Income had been made (or is required to be made) under Sections 6.1(a)(i)-(xi) hereof, over (B) the cumulative Net Losses allocated pursuant to this
                        Section 6.1(b)(i) for all prior fiscal years;

                                (ii)    Second, to the Original Limited
                        Partners until the cumulative allocations of Net Losses under this Section 6.1(b)(ii) equal the excess, if any, of the cumulative allocations of Net Income under Section 6.1(a)(vii) to such Partners for all prior fiscal years over the cumulative distributions to such Partners under Section 5.1(a)(ii) and (iii) and Section 5.1(b)(i) and (ii) for the current and all prior fiscal years (such allocation being made in proportion to such Partners' respective excess amounts);

                                (iii)   Third, to the Original Limited
                        Partners with positive Adjusted Capital Account balances (determined, solely for purposes of this Section 6.1(b)(iii), without regard to any obligation of a Partner to restore a negative Capital Account under Section 13.4), in proportion to such balances, until such balances are reduced to zero;

                                (iv)    Fourth, to the Original Limited
                        Partners in proportion to their relative Percentage Interests; provided, however, that to the extent that an allocation under this Section 6.1(b)(iv) would cause or increase an Adjusted Capital Account Deficit for such Partner, such Net Loss shall be allocated to those Original Limited Partners (in proportion to their relative Percentage Interests) for whom such allocation would not cause or increase an Adjusted Capital Account Deficit;

                                (v)     Fifth, to the Additional Limited
                        Partners until the cumulative allocations of Net Losses under this Section 6.1(b)(v) equal the excess, if any, of the cumulative allocations of Net Income under Section 6.1(a)(xi) to such Partners for all prior fiscal years over the cumulative distributions to such Partners under Section 5.1(a)(v) and (vi) and
                        Section 5.1(b)(iii) and (iv) for the current and all prior fiscal years (such allocation being made in proportion to such Partners' respective excess amounts);

                                (vi)    Sixth, to the Additional Limited
                        Partners with positive Adjusted Capital Accounts balances (determined, solely for purposes of this Section 6.1(b)(vi), without regard to any obligation of a Partner to restore a negative Capital Account under Section 13.4), in proportion to such balances, until such balances are reduced to zero;

                                (vii)   Seventh, to the Additional Limited
                        Partners in proportion to their relative Percentage Interests; provided, however, that to the extent that an allocation under this Section 6.1(b)(vii) would cause or increase an Adjusted Capital Account Deficit for such Partner, such Net Loss shall be allocated to those Additional Limited Partners (in proportion to their relative Percentage Interests) for whom such allocation would not cause or increase an Adjusted Capital Account Deficit;

                                (viii)  Eighth, to the holders of Parity
                        Preferred Units until their respective Adjusted Capital Account Balance (determined, solely for purposes of this Section 6.1(b)(viii), without regard to any obligation of a Partner to restore a negative Capital Account under Section 13.4), has been reduced to zero; and

                                (ix)    Any remaining Net Loss shall be
                        allocated to the General Partner and any other holders of Class B Units.

         Notwithstanding the foregoing, Net Losses shall not be allocated to any Limited Partner pursuant to this Section 6.1(b)(ix) to the extent that such allocation would cause such Limited Partner to have an Adjusted Capital Account Deficit at the end of such taxable year (or increase any existing Adjusted Capital Account Deficit). All Net Losses in excess of the limitations set forth in the preceding sentence of this
         Section 6.1(b) shall be allocated to the General Partner.

                (b) Section 6.2(g) of the Agreement is hereby deleted and the following inserted as new Section 6.2(g) in lieu thereof (new language is underscored):

                        (g) Capital Account Adjustments. Notwithstanding anything herein to the contrary other than the last sentence of Section 14.1(g), any gain or loss arising from an adjustment to the Gross Asset Value of any Partnership asset pursuant to clause (b) or (c) of the definition thereof shall be allocated (i) first, to the holders of the Parity Preferred Units, but only to the extent that they would have been allocated such gain pursuant to Section 6.1(a)(ii) or Section 6.1(a)(v) of this Agreement or such loss pursuant to Section 6.1(b)(viii) of this Agreement, as applicable, if such gain or loss had been actually realized; and (ii) second, and subject to Section 6.2(h) hereof, one hundred percent (100%) of the remainder of such gain or loss to the General Partner and the Additional Limited Partners (other than holders of Parity Preferred Units) pro rata in accordance with the relative number of Units held by each; provided, however, that for this purpose, the General Partner shall be treated as owning all of the outstanding Class A Units and all of the outstanding Original Limited Partnership Units in addition to the actual number of Units which the General Partner holds. An Additional Limited Partner (except for holders of Parity Preferred Units), at the time of admission to the Partnership, may elect with the consent of the General Partner to not receive special allocations of any gain or loss resulting from such adjustments.

         Section 6.     Liquidation Preference.

                (a) Payment of Liquidating Distributions. Subject to the rights of holders of Parity Preferred Units with respect to rights upon any voluntary or involuntary liquidation, dissolution or winding-up of the Partnership and subject to Partnership Interests ranking senior to the Series C Preferred Units with respect to rights upon any voluntary or involuntary liquidation, dissolution or winding up of the Partnership, the holders of Series C Preferred Units shall be entitled to receive out of the assets of the Partnership legally available for distribution or the proceeds thereof, after payment or provision for debts and other liabilities of the Partnership, but before any payment or distributions of the assets shall be made to holders of any class or series of Partnership Interest that ranks junior to the Series C Preferred Units as to rights upon liquidation, dissolution or winding-up of the Partnership, an amount equal to a liquidation preference equal to their positive Capital Account balances, determined after taking into account all Capital Account adjustments for the Partnership taxable year during which the liquidation occurs, including the allocation of Net Income or Net Loss (and any specially allocated items) computed after adjusting the Gross Asset Values of the Partnership's assets immediately prior to any such liquidation if failure to make such adjustment to the Gross Asset Values would have an adverse economic impact the Series C Preferred Units (other than those made as a result of the liquidating distribution set forth in this Section 6(a)). In the event that, upon such voluntary or involuntary liquidation, dissolution or winding-up, there are insufficient assets to permit full payment of liquidating distributions to the holders of Series C Preferred Units and any Parity Preferred Units as to rights upon liquidation, dissolution or winding-up of the Partnership, all payments of liquidating distributions on the Series C Preferred Units and such Parity Preferred Units shall in all cases bear to each other the same ratio that the respective rights of the Series C Preferred Unit and such other Parity Preferred Units (which shall not include any accumulation in respect of unpaid distributions for prior distribution periods if such Parity Preferred Units do not have cumulative distribution rights) upon liquidation, dissolution or winding-up of the Partnership bear to each other.

                (b) Notice. Written notice of any such voluntary or involuntary liquidation, dissolution or winding-up of the Partnership, stating the payment date or dates when, and the place or places where, the amounts distributable in such circumstances shall be payable, shall be given by (i) fax and (ii) by first class mail, postage pre-paid, not less than 30 and not more than 60 days prior to the payment date stated therein, to each record holder of the Series C Preferred Units at the respective addresses of such holders as the same shall appear on the transfer records of the Partnership.

                (c) No Further Rights. After payment of the full amount of the liquidating distributions to which they are entitled, the holders of Series C Preferred Units will have no right or claim to any of the remaining assets of the Partnership.

                (d) Consolidation, Merger or Certain Other Transactions. The voluntary sale, conveyance, lease, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the General Partner to, or the consolidation or merger or other business combination of the Partnership with or into, any corporation, trust or other entity (or of any corporation, trust or other entity with or into the Partnership) shall not be deemed to constitute a liquidation, dissolution or winding-up of the Partnership.

         Section 7.     Optional Redemption.

                (a) Right of Optional Redemption. The Series C Preferred Units may not be redeemed prior to the fifth anniversary of the issuance date. On or after such date, the Partnership shall have the right to redeem the Series C Preferred Units, in whole or in part, at any time or from time to time, upon not less than 30 nor more than 60 days' written notice, at a redemption price, payable in cash, equal to the Capital Account balance of the holder of Series C Preferred Units (the "Redemption Price"); provided, however, that no redemption pursuant to this Section 7 will be permitted if such Redemption Price does not equal or exceed the original Capital Contribution of such holder plus the cumulative Series C Priority Return, whether or not declared, to the redemption date to the extent not previously distributed or distributed on the redemption date pursuant to Section 4(a). If fewer than all of the outstanding Series C Preferred Units are to be redeemed, the Series C Preferred Units to be redeemed shall be selected pro rata (as nearly as practicable without creating fractional units).

                (b)     Limitation on Redemption.

                        (i) The Redemption Price of the Series C Preferred Units (other than the portion thereof consisting of accumulated but unpaid distributions) will be payable solely out of the sale proceeds of capital stock of the General Partner, which will be contributed by the General Partner to the Partnership as an additional capital contribution, or out of the sale of limited partner interests in the Partnership and from no other source. For purposes of the preceding sentence, "capital stock" means any equity securities (including Common Stock and Preferred Stock (as such terms are defined in the Charter)), shares, participation or other ownership interests (however designated) and any rights (other than debt securities convertible into or exchangeable for equity securities) or options to purchase any of the foregoing.

                        (ii) The Partnership may not redeem fewer than all of the outstanding Series C Preferred Units unless all accumulated and unpaid distributions have been paid on all Series C Preferred Units for all quarterly distribution periods terminating on or prior to the date of redemption.

                (c)     Procedures for Redemption.

                        (i) Notice of redemption will be (i) faxed, and (ii) mailed by the Partnership, by certified mail, postage prepaid, not less than 30 nor more than 60 days prior to the redemption date, addressed to the respective holders of record of the Series C Preferred Units at their respective addresses as they appear on the records of the Partnership. No failure to give or defect in such notice shall affect the validity of the proceedings for the redemption of any Series C Preferred Units except as to the holder to whom such notice was defective or not given. In addition to any information required by law, each such notice shall state: (i) the redemption date, (ii) the Redemption Price,
(iii) the aggregate number of Series C Preferred

Units to be redeemed and if fewer than all of the outstanding Series C Preferred Units are to be redeemed, the number of Series C Preferred Units to be redeemed held by such holder, which number shall equal such holder's pro rata share (based on the percentage of the aggregate number of outstanding Series C Preferred Units the total number of Series C Preferred Units held by such holder represents) of the aggregate number of Series C Preferred Units to be redeemed,
(iv) the place or places where such Series C Preferred Units are to be surrendered for payment of the Redemption Price, (v) that distributions on the Series C Preferred Units to be redeemed will cease to accumulate on such redemption date and (vi) that payment of the Redemption Price will be made upon presentation and surrender of such Series C Preferred Units.

                        (ii) If the Partnership gives a notice of redemption in respect of Series C Preferred Units (which notice will be irrevocable) then, by 12:00 noon, New York City time, on the redemption date, the Partnership will deposit irrevocably in trust for the benefit of the Series C Preferred Units being redeemed funds sufficient to pay the applicable Redemption Price and will give irrevocable instructions and authority to pay such Redemption Price to the holders of the Series C Preferred Units upon surrender of the Series C Preferred Units by such holders at the place designated in the notice of redemption. If the Series C Preferred Units are evidenced by a certificate and if fewer than all Series C Preferred Units evidenced by any certificate are being redeemed, a new certificate shall be issued upon surrender of the certificate evidencing all Series C Preferred Units, evidencing the unredeemed Series C Preferred Units without cost to the holder thereof. On and after the date of redemption, distributions will cease to accumulate on the Series C Preferred Units or portions thereof called for redemption, unless the Partnership defaults in the payment thereof. If any date fixed for redemption of Series C Preferred Units is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price is improperly withheld or refused and not paid by the Partnership, distributions on such Series C Preferred Units will continue to accumulate from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the applicable Redemption Price.

         Section 8.     Voting Rights.

                (a) General. Holders of the Series C Preferred Units will not have any voting rights or right to consent to any matter requiring the consent or approval of the Limited Partners, except as otherwise expressly set forth in the Partnership Agreement and except as set forth below.

                (b) Certain Voting Rights. So long as any Series C Preferred Units remain outstanding, the Partnership shall not, without the affirmative vote of the holders of at least two-thirds of the Series C Preferred Units outstanding at the time (i) authorize or create, or increase the authorized or issued amount of, any class or series of Partnership Interests ranking prior to the Series C Preferred Units with respect to payment of distributions or rights upon liquidation, dissolution or winding-up or reclassify any Partnership Interests of the Partnership into such Partnership Interest, or create, authorize or issue any obligations or security convertible into or evidencing the right to purchase any such Partnership Interest, (ii) authorize or create, or increase the authorized or issued amount of any Parity Preferred Units or reclassify any Partnership Interest of the Partnership into any such Partnership Interest or create, authorize or issue any obligations or security convertible into or evidencing the right to purchase any such Partnership Interests but only to the extent such Parity Preferred Units are issued to an affiliate of the Partnership, other than (A) Security Capital U.S. Realty, Security Capital Holdings, S.A. or their affiliates or (B) the General Partner to the extent the issuance of such interests was to allow the General Partner to issue corresponding preferred stock to persons who are not affiliates of the Partnership or (iii) either (A) consolidate, merge into or with, or convey, transfer or lease its assets substantially as an entirety to, any corporation or other entity or (B) amend, alter or repeal the provisions of the Partnership Agreement (including without limitation this Amendment No. 2 to Third Amended and Restated Agreement of Limited Partnership), whether by merger, consolidation or otherwise, in each case in a manner that would materially and adversely affect the powers, special rights, preferences, privileges or voting power of the Series C Preferred Units or the holders thereof; provided, however, that with respect to the occurrence of a merger consolidation or a sale or lease of all of the Partnership's assets as an entirety, so long as (a) the Partnership is the surviving entity and the Series C Preferred Units remain outstanding with the terms thereof unchanged, or (b) the resulting, surviving or transferee entity is a partnership, limited liability company or other pass-through entity organized under the laws of any state and substitutes the Series C Preferred Units for other interests in such entity having substantially the same terms and rights as the Series C Preferred Units, including with respect to distributions, redemptions, transfers, voting rights and rights upon liquidation, dissolution or winding-up, then the occurrence of any such event shall not be deemed to materially and adversely affect such rights, privileges or voting powers of the holders of the Series C Preferred Units and no vote of the Series C Preferred Units shall be required in such case; and provided further than any increase in the amount of Partnership Interests or the creation or issuance of any other class or series of Partnership Interests, in each case ranking (a) junior to the Series C Preferred Units with respect to payment of distributions and the distribution of assets upon liquidation, dissolution or winding-up, or (b) on a parity to the Series C Preferred Units with respect to payment of distributions and the distribution of assets upon liquidation, dissolution or winding-up to the extent such Partnership Interests are not issued to an affiliate of the Partnership, other than (A) Security Capital U.S. Realty, Security Capital Holdings, S.A. or their affiliates or (B) the General Partner to the extent the issuance of such interests was to allow the General Partner to issue corresponding preferred stock to persons who are not affiliates of the Partnership, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers and no vote of the Series C Preferred Units shall be required in such case.

         Section 9.     Transfer Restrictions.

                (a) The Series C Preferred Units shall be subject to the provisions of Article 11 of the Partnership Agreement.

                (b) No transfer of the Series C Preferred Units may be made without the consent of the General Partner, which consent may be given or withheld in its sole and absolute discretion, if such transfer would result in more than four partners holding all outstanding Series C Preferred Units within the meaning of Treasury Regulation Section 1.7704-1(h)(1)(ii) (without regard to Treasury Regulation Section 1.7704-1(h)(3)(ii)); provided, however, that the General Partner's consent may not be unreasonably withheld if (a) such transfer would not result in more than four (4) partners holding all outstanding Series C Preferred Units within the meaning of such Treasury Regulation Sections or (b) the General Partner is relying on a provision other than Treasury Regulation
Section 1.7704-1(h) to avoid classification of Operating Partnership as a PTP. In addition, no transfer may be made to any person if such transfer would cause the exchange of the Series C Preferred Units for Series C Preferred Shares, as provided herein, to be required to be registered under the Securities Act, or any state securities laws.

         Section 10.    Exchange Rights.

                (a)     Right to Exchange.

                        (i) Series C Preferred Units will be exchangeable in whole or in part at anytime on or after the tenth anniversary of the date of issuance, at the option of the holders thereof, for authorized but previously unissued shares of 9.0% Series C Cumulative Redeemable Preferred Stock of the General Partner (the "Series C Preferred Stock") at an exchange rate of one share of Series C Preferred Stock for one Series C Preferred Unit, subject to adjustment as described below (the "Exchange Price"), provided that the Series C Preferred Units will become exchangeable at any time, in whole or in part, at the option of the holders of Series C Preferred Units for Series C Preferred Stock if (y) at any time full distributions shall not have been timely made on any Series C Preferred Unit with respect to six (6) prior quarterly distribution periods, whether or not consecutive, provided, however, that a distribution in respect of Series C Preferred Units shall be considered timely made if made within two (2) Business Days after the applicable Preferred Unit Distribution Payment Date if at the time of such late payment there shall not be any prior quarterly distribution periods in respect of which full distributions were not timely made or (z) upon receipt by a holder or holders of Series C Preferred Units of (A) notice from the General Partner that the General Partner or a subsidiary of the General Partner has become aware of facts that will or likely will cause the Partnership to become a PTP and (B) an opinion rendered by an outside nationally recognized independent counsel familiar with such matters addressed to a holder or holders of Series C Preferred Units, that the Partnership is or likely is, or upon the occurrence of a defined event in the immediate future will be or likely will be, a PTP. In addition, the Series C Preferred Units may be exchanged for Series C Preferred Stock, in whole or in part, at the option of any holder prior to the tenth anniversary of the issuance date and after the third anniversary thereof if such holder of a Series C Preferred Units shall deliver to the General Partner either (i) a private ruling letter addressed to such holder of Series C Preferred Units or

(ii) an opinion of independent counsel reasonably acceptable to the General Partner based on the enactment of temporary or final Treasury Regulations or the publication of a Revenue Ruling, in either case to the effect that an exchange of the Series C Preferred Units at such earlier time would not cause the Series C Preferred Units to be considered "stock and securities" within the meaning of
Section 351(e) of the Internal Revenue Code of 1986, as amended (the "Code") for purposes of determining whether the holder of such Series C Preferred Units is an "investment company" under Section 721(b) of the Code if an exchange is permitted at such earlier date. Furthermore, the Series C Preferred Units may be exchanged in whole or in part for Series C Preferred Shares at any time after the date hereof, if both (1) the holder thereof concludes based on results or projected results that there exists (in the reasonable judgment of the holder) a material risk that the holder's interest in the Partnership does or will represent more than 19.5% of the total profits or capital interests in the Partnership (determined in accordance with Treasury Regulations Section 1.731-2(e)(4)) for a taxable year, and (2) the holder delivers to the General Partner an opinion of nationally recognized independent counsel to the effect that there is a material risk that the holder's interest in the Partnership does or will represent more than 19.5% of the total profits or capital interests in the Partnership (determined in accordance with Treasury Regulations Section 1.731(e)(4)) for a taxable year. In addition, Series C Preferred Units, if the holder thereof so determines, may be exchanged in whole or in part for Series C Preferred Stock at any time after the date hereof, if (1) the holder concludes (in the reasonable judgment of the holder) that less than 90% of the gross income of the Partnership for any taxable year will or likely will constitute "qualifying income" within the meaning of Section 7704(d) of the Code and (2) the holder delivers to the General Partner an opinion of nationally recognized independent counsel to the effect that less than 90% of the gross income of the Partnership for a taxable year will or likely will constitute "qualifying income" within the meaning of Section 7704(d) of the Code.

                        (ii) Notwithstanding anything to the contrary set forth in Section 10(a)(i), if an Exchange Notice (as defined herein) has been delivered to the General Partner, then the General Partner may, at its option, elect to redeem or cause the Partnership to redeem all or a portion of the outstanding Series C Preferred Units for cash in an amount equal to the holder's positive Capital Account balance as apportioned with respect to such redeemed Units, determined after adjusting the holder's Capital Account for its allocable share of the Partnership's Net Income or Net Loss (and specially allocated items) up to the redemption date computed after adjusting the Gross Asset Values of the Partnership's assets immediately prior to such redemption if failure to make such adjustment to Gross Asset Values would have an adverse economic impact the Series C Preferred Units. The General Partner may exercise its option to redeem the Series C Preferred Units for cash pursuant to this Section 10(a)(ii) by giving each holder of record of Series C Preferred Units notice of its election to redeem for cash, within five (5) Business Days after receipt of the Exchange Notice, by (i) fax, and (ii) registered mail, postage paid, at the address of each holder as it may appear on the records of the Partnership stating (i) the redemption date, which shall be no later than sixty (60) days following the receipt of the Exchange Notice, (ii) the redemption price, (iii) the place or places where the Series C Preferred Units are to be surrendered for payment of the redemption price, (iv) that distribution on the Series C Preferred Units will cease to accrue on such redemption date; (v) that payment of the redemption price will be made upon presentation and surrender of the Series C Preferred Units and (vi) the aggregate number of Series C Preferred Units to be redeemed, and if fewer than all of the outstanding Series C Preferred Units are to be redeemed, the number of Series C Preferred Units to be redeemed held by such holder, which number shall equal such holder's pro-rata share (based on the percentage of the aggregate number of outstanding Series C Preferred Units the total number of Series C Preferred Units held by such holder represents) of the aggregate number of Series C Preferred Units being redeemed. (iii) Upon the occurrence of an event giving rise to exchange rights pursuant to Section 10(a)(i), in the event an exchange of all or a portion of Series C Preferred Units pursuant to Section 10(a)(i) would violate the ownership limitation provisions of the General Partner set forth in Article 5 of the Charter, the General Partner shall give written notice thereof to each holder of record of Series C Preferred Units, within five (5) Business Days following receipt of the Exchange Notice, by (i) fax, and (ii) registered mail, postage prepaid, at the address of each such holder set forth in the records of the Partnership. In such event, each holder of Series C Preferred Units shall be entitled to exchange, pursuant to the provisions of
Section 10(b) a number of Series C Preferred Units which would comply with the ownership limitation provisions of the General Partner set forth in such Article 5 of the Charter and any Series C Preferred Units not so exchanged (the "Excess Units") shall be redeemed by the Partnership for cash in an amount equal to the original Capital Contribution per Excess Unit, plus any accrued and unpaid distributions thereon, whether or not declared, to the date of redemption. The written notice of the General Partner shall state (i) the number of Excess Units held by such holder, (ii) the redemption price of the Excess Units, (iii) the date on which such Excess Units shall be redeemed, which date shall be no later than sixty (60) days following the receipt of the Exchange Notice, (iv) the place or places where such Excess Units are to be surrendered for payment of the Redemption Price, (v) that distributions on the Excess Units will cease to accrue on such redemption date, and (vi) that payment of the redemption price will be made upon presentation and surrender of such Excess Units. In the event an exchange would result in Excess Units, as a condition to such exchange, each holder of such units agrees to provide representations and covenants reasonably requested by the General Partner relating to (i) the widely held nature of the interests in such holder, sufficient to assure the General Partner that the holder's ownership of stock of the General Partner (without regard to the limits described above) will not cause any individual to own in excess of 9.8% of the stock of the General Partner, to the extent such holder can reasonably make such representation; and (ii) to the extent such holder can so represent and covenant without obtaining information from its owners, the holder's ownership of tenants of the Partnership and its affiliates.

         Notwithstanding any provision of this Agreement to the contrary, no Series C Limited Partner shall be entitled to effect an exchange of Series C Preferred Units for Series C Preferred Stock to the extent that ownership or right to acquire such shares would cause the Partner or any other Person or, in the opinion of counsel selected by the General Partner, may cause the Partner or any other Person, to violate the restrictions on ownership and transfer of Series C Preferred Stock set forth in the Charter. To the extent any such attempted exchange for Series C Preferred Stock would be in violation of the previous sentence, it shall be void ab initio and such Series C Limited Partner shall not acquire any rights or economic interest in the Series C Preferred Stock otherwise issuable upon such exchange.

                        (iv) The redemption of Series C Preferred Units described in Section 10(a)(ii) and (iii) shall be subject to the provisions of
Section 7(b)(i) and Section 7(c)(ii); provided, however, that for purposes hereof the term "Redemption Price" in Sections 7(b)(i) and 7(c)(ii) shall be read to mean the original Capital Contribution per Series C Preferred Unit being redeemed plus all accrued and unpaid distributions to the redemption date.

                (b)     Procedure for Exchange.

                        (i) Any exchange shall be exercised pursuant to a notice of exchange (the "Exchange Notice") delivered to the General Partner by the holder who is exercising such exchange right, by (i) fax and (ii) by certified mail postage prepaid. Upon request of the General Partner, such holder delivering the Exchange Notice shall provide to the General Partner in writing such information as the General Partner may reasonably request to determine whether any portion of the exchange by the delivering holder will result in the violation of the restrictions of Article 5 of the Charter, including the Ownership Limit and the Related Tenant Limit. The exchange of Series C Preferred Units, or a specified portion thereof, may be effected after the fifth (5th) Business Day following receipt by the General Partner of the Exchange Notice and such requested information by delivering certificates, if any, representing such Series C Preferred Units to be exchanged together with, if applicable, written notice of exchange and a proper assignment of such Series C Preferred Units to the office of the General Partner maintained for such purpose. Currently, such office is 121 West Forsyth Street, Suite 200, Jacksonville, Florida 32202. Each exchange will be deemed to have been effected immediately prior to the close of business on the date on which such Series C Preferred Units to be exchanged (together with all required documentation) shall have been surrendered and notice shall have been received by the General Partner as aforesaid and the Exchange Price shall have been paid. Any Series C Preferred Shares issued pursuant to this Section 10 shall be delivered as shares which are duly authorized, validly issued, fully paid and nonassessable, free of pledge, lien, encumbrance or restriction other than those provided in the Charter, the Bylaws of the General Partner, the Securities Act and relevant state securities or blue sky laws.

                        (ii) In the event of an exchange of Series C Preferred Units for shares of Series C Preferred Stock, an amount equal to the accrued and unpaid distributions which are not paid pursuant to Section 4(a) hereof, whether or not declared, to the date of exchange on any Series C Preferred Units tendered for exchange shall (i) accrue and be payable by the General Partner from and after the date of exchange on the shares of the Series C Preferred Stock into which such Series C Preferred Units are exchanged, and
(ii) continue to accrue on such Series C Preferred Units, which shall remain outstanding following such exchange, with the General Partner as the holder of such Series C Preferred Units. Notwithstanding anything to the contrary set forth herein, in no event shall a holder of a Series C Preferred Unit that was validly exchanged into Series C Preferred Stock pursuant to this section (other than the General Partner now holding such Series C Preferred Unit), receive a distribution out of Available Cash or Capital Transaction Proceeds of the Partnership with respect to any Series C Preferred Units so exchanged.

                        (iii) Fractional shares of Series C Preferred Stock are not to be issued upon exchange but, in lieu thereof, the General Partner will pay a cash adjustment based upon the fair market value of the Series C Preferred Stock on the day prior to the exchange date as determined in good faith by the Board of Directors of the General Partner.

                (c) Adjustment of Series C Exchange Price. In case the General Partner shall be a party to any transaction (including, without limitation, a merger, consolidation, statutory share exchange, tender offer for all or substantially all of the General Partner's capital stock or sale of all or substantially all of the General Partner's assets), in each case as a result of which the Series C Preferred Stock will be converted into the right to receive shares of capital stock, other securities or other property (including cash or any combination thereof), each Series C Preferred Unit will thereafter be exchangeable into the kind and amount of shares of capital stock and other securities and property receivable (including cash or any combination thereof) upon the consummation of such transaction by a holder of that number of Series C Preferred Stock or fraction thereof into which one Series C Preferred Unit was exchangeable immediately prior to such transaction. The General Partner may not become a party to any such transaction unless the terms thereof are consistent with the foregoing.

         Section 11. No Conversion Rights. The holders of the Series C Preferred Units shall not have any rights to convert such Partnership Units into any other class of Partnership Interests or any other interest in the Partnership.

         Section 12. No Sinking Fund. No sinking fund shall be established for the retirement or redemption of the Series C Preferred Units.

         Section 13.    Miscellaneous.

                (a) The terms "Original Limited Partnership Units," "Class B Units," "Class 2 Units," "Class Z Branch Partners," "Class Z Midland Partners," "Additional Limited Partners," "Common Units," "General Partner Units" and "Percentage Interest" in the Partnership Agreement shall not be deemed to include the Series C Preferred Units. The terms "Limited Partnership Interest" and "Partnership Interest" shall be deemed to include the Series C Preferred Units.

                (b) Exhibit A to the Partnership Agreement is hereby amended to include the Series C Preferred Units as Limited Partnership Interests.

                (c) Section 7.1(h) of the Partnership Agreement is hereby amended to include the Series C Priority Return Amount.

                (d)     Nothing contained in Section 8.4 or the last sentence of
Section 13.6 of the Partnership Agreement shall be deemed to limit the issuance of, and provisions applicable to, the Series C Preferred Units.

                (e)     Notwithstanding anything to the contrary contained in
Section 8.6 of the Partnership Agreement, in no event shall the rights of the holders of the Series C Preferred Units set forth in Section 10 of this Agreement be subordinate to the Redemption Rights set forth in Section 8.6 of the Partnership Agreement.

                (f) All references to Section 4.5(f) and Section 4.5(f)(ii) shall be deemed to include a reference to Section 8 and Section 8(b) hereof, respectively.

                (g) Simultaneously with the effectiveness of the Fourth Amended Agreement, this Amendment No. 2 to the Partnership Agreement shall be deemed Amendment No. 2 to the Fourth Amended Agreement, mutatis mutandis, and the Series C Preferred Units shall continue to be outstanding upon the terms and conditions set forth herein.

                (h) This Amendment may be executed in one or more counterparts, all of which shall constitute one and the same agreement.

                                        GENERAL PARTNER

                                        Regency Realty Corporation


                                        By: /s/ Bruce M. Johnson
                                           -------------------------------------
                                            Bruce M. Johnson
                                            Its  Managing Director and Executive
                                                 Vice President

                                        CONTRIBUTOR

                                        GOLDMAN SACHS 1999 EXCHANGE PLACE FUND,
                                        L.P.

                                        By: Goldman Sachs Management Partners,
                                        L.P., as its general partner

                                        By: Goldman Sachs Management, Inc., as
                                        its general partner

                                        By:   /s/ Elizabeth C. Groves
                                           -------------------------------------
                                        Name:   Elizabeth C. Groves
                                        Title:  Vice President


                                        SECURITY CAPITAL U.S. REALTY

                                        By:     /s/ Jeffrey A. Cozad
                                           -------------------------------------
                                        Name:   Jeffrey A. Cozad
                                        Title:  Managing Director

                                        SECURITY CAPITAL HOLDINGS S.A.

                                        By:     /s/ Jeffrey A. Cozad
                                           -------------------------------------
                                        Name:   Jeffrey A. Cozad
                                        Title:  Managing Director

                                        ARDEN SQUARE HOLDINGS SARL

                                        By:     /s/ Peter N. James
                                           -------------------------------------
                                        Name:   Peter N. James
                                        Title:  Sarl Manager

                                        BLOSSOM VALLEY HOLDINGS SARL

                                        By:     /s/ Peter N. James
                                           -------------------------------------
                                        Name:   Peter N. James
                                        Title:  Sarl Manager


                                        COOPER STREET PLAZA HOLDINGS SARL

                                        By:     /s/ Peter N. James
                                           -------------------------------------
                                        Name:   Peter N. James
                                        Title:  Sarl Manager


                                        DALLAS HOLDINGS SARL

                                        By:     /s/ Peter N. James
                                           -------------------------------------
                                        Name:   Peter N. James
                                        Title:  Sarl Manager


                                        EL CAMINO HOLDINGS SARL

                                        By:     /s/ Peter N. James
                                           -------------------------------------
                                        Name:   Peter N. James
                                        Title:  Sarl Manager


                                        FRIARS MISSION HOLDINGS SARL

                                        By:     /s/ Peter N. James
                                           -------------------------------------
                                        Name:   Peter N. James
                                        Title:  Sarl Manager

           Amendment No. 1 to Third Amended and Restated Agreement of
                Limited Partnership (the "Partnership Agreement")
        Relating to 8.75% Series B Cumulative Redeemable Preferred Units

         Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meaning assigned thereto in the Partnership Agreement. For purposes of this Amendment, the term "Series B Limited Partner" means a Limited Partner holding Series B Preferred Units. The term "Parity Preferred Units" shall be used to refer to Series A Preferred Units, Series B Preferred Units (as hereafter defined) and any class or series of Partnership Interests of the Partnership now or hereafter authorized, issued or outstanding expressly designated by the Partnership to rank on a parity with Series A Preferred Units or Series B Preferred Units with respect to distributions or rights upon voluntary or involuntary liquidation, winding-up or dissolution of the Partnership, or both, as the context may require, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per unit or conversion rights or exchange rights shall be different from those of the Series A Preferred Units. The term "Series B Priority Return" shall mean, an amount equal to 8.75% per annum, determined on the basis of a 360 day year of twelve 30 day months (or actual days for any month which is shorter than a full monthly period), cumulative to the extent not distributed for any given distribution period, of the stated value of $100 per Series B Preferred Unit, commencing on the date of issuance of such Series B Preferred Unit. The Partnership Agreement shall be amended to add such definitions, and shall be further amended to add the following definition: "Priority Returns" means the Series A Priority Return and the Series B Priority Return or similar amount payable with respect to any other Parity Preferred Units. The term "Junior Stock" means any class or series of capital stock of the General Partner ranking junior as to the payment of distributions or rights upon voluntary or involuntary liquidation, winding up or dissolution of the General Partner to the Series B Preferred Stock. The term "PTP" shall mean a "publicly traded partnership" within the meaning of Section 7704 of the Code (as hereafter defined). The final Paragraph in the definition of "Net Income" and "Net Loss" in the Partnership Agreement shall be restated in its entirety as follows:

                "Solely for purposes of allocating Net Income or Net Loss in any Fiscal Year to the holders of the Parity Preferred Units, items of Net Income and Net Loss, as the case may be, shall not include Depreciation with respect to properties (or groupings of properties selected by the General Partner using any method determined by it to be reasonable) that are "ceiling limited" in respect of the holders of the Parity Preferred Units. For purposes of the preceding sentence, Partnership property shall be considered ceiling limited in respect of a holder of Parity Preferred Units if Depreciation attributable to such Partnership property which would otherwise be allocable to such Partner, without regard to this paragraph, exceeded depreciation determined for federal income tax purposes attributable to such

                Partnership property which would otherwise be allocated to such Partner by more than 5%."

         Section 2. Designation and Number. A series of Partnership Units in the Partnership designated as the "8.75% Series B Cumulative Redeemable Preferred Units" (the "Series B Preferred Units") is hereby established. The number of Series B Preferred Units shall be 850,000.

         Section 3.     Rank.

                (a) The Series B Preferred Units will, with respect to distributions or rights upon voluntary or involuntary liquidation, winding-up or dissolution of the Partnership, or both, rank senior to all classes or series of Partnership Interests now or hereafter authorized, issued or outstanding other than any class or series of equity securities of the Partnership issued after the issuance of the Series B Preferred Units and expressly designated in accordance with the Partnership Agreement as ranking on a parity with the Series B Preferred Units as to distributions or rights upon voluntary or involuntary liquidation, winding-up or dissolution of the Partnership, or both. The Series B Preferred Units are expressly designated as ranking on a parity with the Series A Preferred Units.

                (b) The last sentence of Section 4.1(a) of the Partnership Agreement shall be amended to read in full as follows (new language is underscored):

                Any Partnership Interests held by the General Partner or any Affiliate other than a Property Affiliate (including Partnership Interests acquired under Sections 4.2, 8.6 and 8.7) shall be Class B Units, other than Parity Preferred Units, the issuance of which has been approved by the Limited Partners pursuant to Section 4.2, and any Preferred Units issued pursuant to Section 4.2(b)(i).

         Section 4.     Distributions.

                (a) Payment of Distributions. Subject to the rights of holders of Parity Preferred Units, holders of Series B Preferred Units shall be entitled to receive, when, as and if declared by the Partnership acting through the General Partner, out of Available Cash and Capital Transaction Proceeds, cumulative preferential cash distributions at the rate per annum of 8.75% of the original Capital Contribution per Series B Preferred Unit (the "Original Coupon Rate"; as it may be adjusted from time to time, the "Coupon Rate"). If (i) on or prior to January 31, 2000, the Partnership or the General Partner consummates a merger or consolidation (the "Merger") with another entity (the "Merger Partner") having an equity market capitalization in excess of $1 billion, and
(ii) after the date of consummation of the Merger and on or before the later of the 180th day following the first public announcement of the proposed Merger and the 90th day following the consummation of the Merger (the "Adjustment Period"), either Moody's or Standard & Poor's (each a "Rating Agency") changes (a "Rating Change") its unconditional, published rating of the General Partner's preferred stock (such Agency's "GP Rating"), then, from and after the date of each such

Rating Change by either such Rating Agency during the Adjustment Period, the Coupon Rate shall be adjusted to equal an amount determined by decreasing (if the product described below is a positive number) or increasing (if the product described below is a negative number) the Original Coupon Rate by the product of
(A) the positive number of grade levels of such Rating Agency by which its new GP Rating exceeds, or the negative number of grade levels of such Rating Agency by which its new GP Rating is less than, its GP Rating as of September 3, 1999, multiplied by (B) 12.5 basis points. In the case of each such Rating Change, the designation of the Series B Preferred Units will change accordingly to reflect such new Coupon Rate. Promptly after the expiration of the Adjustment Period, the parties hereto shall execute, acknowledge and deliver or cause to be executed, acknowledged and delivered all instruments and documents as may be reasonably necessary or desirable to memorialize the revised Coupon Rate, including making a corresponding change to the Series B Priority Return. Such distributions shall be cumulative, shall accrue from the original date of issuance and will be payable (A) quarterly in arrears, on or before March 1, June 1, September 1 and December 1 of each year commencing on December 1, 1999 and (B) in the event of (i) an exchange of Series B Preferred Units into Series B Preferred Stock, or (ii) a redemption of Series B Preferred Units, on the exchange date or redemption date, as applicable (each a "Series B Preferred Unit Distribution Payment Date"). The amount of the distribution payable for any period will be computed on the basis of a 360-day year of twelve 30-day months and for any period shorter than a full quarterly period for which distributions are computed, the amounts of the distribution payable will be computed based on the ratio of the actual number of days elapsed in period to ninety (90) days. If any date on which distributions are to be made on the Series B Preferred Units is not a Business Day (as defined herein), then payment of the distribution to be made on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. Distributions on December 31, 1999 and thereafter on the Series B Preferred Units will be made to the holders of record of the Series B Preferred Units on the relevant record dates to be fixed by the Partnership acting through the General Partner, which record dates shall be not less than ten (10) days and not more than thirty (30) Business Days prior to the relevant Preferred Unit Distribution Payment Date (the "Series B Preferred Unit Partnership Record Date").

         The term "Business Day" shall mean each day, other than a Saturday or a Sunday, which is not a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to close.

                (b) Distributions Cumulative. Distributions on the Series B Preferred Units will accrue whether or not the terms and provisions of any agreement of the Partnership, including any agreement relating to its indebtedness, at any time prohibit the current payment of distributions, whether or not the Partnership has earnings, whether or not there are funds legally available for the payment of such distributions and whether or not such distributions are authorized. Accrued but unpaid distributions on the Series B Preferred Units will accumulate as of the Series B Preferred Unit Distribution Payment Date on which they first become payable. Distributions on account of arrears for any past distribution periods may be declared and paid at any time, without reference to a regular Series B Preferred Unit Distribution Payment Date to holders of records of the Series B Preferred Units on the record date fixed by the Partnership acting through the General Partner which date shall be not less than ten (10) days and not more than thirty (30) Business Days prior to the payment date. Accumulated and unpaid distributions will not bear interest.

                (c)     Priority as to Distributions.

                        (i) So long as any Series B Preferred Units are outstanding, no distribution of cash or other property shall be authorized, declared, paid or set apart for payment on or with respect to any class or series of Partnership Interests of the Partnership ranking junior as to the payment of distributions to Parity Preferred Units (collectively, "Junior Units"), nor shall any cash or other property be set aside for or applied to the purchase, redemption or other acquisition for consideration of any Series B Preferred Units, any Parity Preferred Units with respect to distributions or any Junior Units, unless, in each case, all distributions accumulated on all Series B Preferred Units and all classes and series of outstanding Parity Preferred Units as to payment of distributions have been paid in full. The foregoing sentence will not prohibit (a) distributions payable solely in Junior Units, (b) the conversion of Junior Units or Parity Preferred Units into Partnership Interests of the Partnership ranking junior to the Series B Preferred Units as to distributions, or (c) the redemption of Partnership Interests corresponding to any Series B Preferred Stock, Parity Preferred Stock with respect to distributions or Junior Stock to be purchased by the General Partner pursuant to
Article 5 of the Articles of Incorporation of the General Partner (the "Charter") to preserve the General Partner's status as a real estate investment trust, provided that such redemption shall be upon the same terms as the corresponding purchase pursuant to Article 5 of the Charter.

                        (ii) So long as distributions have not been paid in full (or a sum sufficient for such full payment is not irrevocably deposited in trust for payment) upon the Series B Preferred Units, all distributions authorized and declared on the Series B Preferred Units and all classes or series of outstanding Parity Preferred Units with respect to distributions shall be authorized and declared so that the amount of distributions authorized and declared per Series B Preferred Unit and such other classes or series of Parity Preferred Units shall in all cases bear to each other the same ratio that accrued distributions per Series B Preferred Unit and such other classes or series of Parity Preferred Units (which shall not include any accumulation in respect of unpaid distributions for prior distribution periods if such classes or series of Parity Preferred Units do not have cumulative distribution rights) bear to each other.

                (d) No Further Rights. Holders of Series B Preferred Units shall not be entitled to any distributions, whether payable in cash, other property or otherwise, in excess of the full cumulative distributions described herein.

                (e) Section 5.1(c) of the Partnership Agreement shall be amended to read in full as follows (new language is underscored):

                "Anything herein to the contrary notwithstanding, subject to
                Section 4(c)(i) of Amendment No. 1 to this Agreement, no Available Cash or Capital Transaction Proceeds shall be distributed pursuant to Section 5.1(a), Section 5.1(b) or any other provisions of this Article 5 unless all distributions accumulated on all Series A Preferred Units pursuant to
                Section 4.5 have been paid in full and unless all distributions accumulated on any other outstanding Preferred units have been paid in full."

         Section 5.     Allocations.

                (a) Section 6.1(a) and 6.1(b) of the Agreement are hereby deleted and the following inserted as new Sections 6.1(a) and 6.1(b) in lieu thereof (new language is underscored):

                Section 6.1 Allocations of Net Income and Net Loss. For purposes of maintaining the Capital Accounts and in determining the rights of the Partners among themselves, the Partnership's Net Income and Net Loss shall be allocated among the Partners for each taxable year (or portion thereof) as provided herein below.

                        (a) Net Income. After giving effect to the special allocations set forth in Section 6.2 below, Net Income shall be allocated as follows (and for this purpose, the holders of Class A Units shall be treated as if they were Original Limited Partners):

                                (i) First, one hundred percent (100%) to the General Partner in an amount equal to the excess, if any, of (A) the cumulative Net Losses allocated to the General Partner pursuant to Section 6.1(b)(ix) and the last sentence of Section 6.1(b) for all prior fiscal years, over (B) the cumulative Net Income allocated pursuant to this Section 6.1(a)(i) for all prior fiscal years;

                                (ii) Second, one hundred percent (100%) to the holders of Parity Preferred Units in an amount equal to the excess, if any, of (A) the cumulative Net Losses allocated to the holders of Parity Preferred Units pursuant to Section 6.1(b)(viii) for all prior fiscal years, over (B) the cumulative Net Income allocated pursuant to this Section 6.1(a)(ii), including any amounts allocated pursuant to Section 6.2(g) which were attributable to this Section 6.1(a)(ii), for all prior fiscal years;

                                (iii)   Third, one hundred percent (100%) to
                        the Original Limited Partners in an amount equal to the excess, if any, of (A) the cumulative Net Losses allocated to such Partners pursuant to Section

                        6.1(b)(iv) for all prior fiscal years, over (B) the cumulative Net Income allocated pursuant to this
                        Section 6.1(a)(iii) for all prior fiscal years, which amount shall be allocated among such Partners in the same proportions and in the reverse order as the Net Losses were allocated pursuant to Section 6.1(b)(iv);

                                (iv) Fourth, one hundred percent (100%) to the Original Limited Partners in an amount equal to the excess, if any, of (A) the cumulative Net Losses allocated to such Partners pursuant to Section 6.1(b)(iii) for all prior fiscal years, over (B) the cumulative Net Income allocated pursuant to this
                        Section 6.1(a)(iv) for all prior fiscal years, which amount shall be allocated among such Partners in the same proportions and in the reverse order as the Net Losses were allocated pursuant to Section 6.1(b)(iii);

                                (v) Fifth, one hundred percent (100%) to the holders of Parity Preferred Units until the holders of Parity Preferred Units have been allocated an amount equal to the excess of their respective cumulative Priority Returns through the last day of the current fiscal year (determined without reduction for distributions made to date in satisfaction thereof) over the cumulative Net Income allocated to the holders of Parity Preferred Units pursuant to this Section 6.1(a)(v), including any amounts allocated pursuant to Section 6.2(g) which were attributable to this Section 6.1(a)(v), for all prior periods;

                                (vi)    Sixth, one hundred percent (100%) to
                        the Original Limited Partners until the cumulative allocations of Net Income to each Original Limited Partner under this Section 6.1(a)(vi) for the current and all prior fiscal years equal the cumulative distributions paid to the Original Limited Partner pursuant to Section 5.1(a)(i) and Section 13.2(a)(iv) , provided, however, in the case of Original Limited Partners other than Class Z Branch Partners, no allocations of Net Income shall be made under this
                        Section 6.1(a)(vi) to such Limited Partners with respect to distributions made under Section 5.1(a)(i) and Section 13.2(a)(iv) after the Third Amendment Date;.

                                (vii) Seventh, one hundred percent (100%) to the Original Limited Partners until the cumulative allocations of Net Income to each Original Limited Partner under this Section 6.1(a)(vii) for the current and all prior fiscal years equal the sum of the cumulative amounts credited to such Partner's Cumulative Unpaid Priority Distribution Account and Cumulative Unpaid Accrued Return Account for the current and all prior fiscal years, provided, however, in the case of Original Limited Partners other than Class Z Branch Partners, no allocations of Net Income shall be made under this Section
                        6.1(a)(vii) with respect to
                        amounts credited to such Partners' Cumulative Unpaid Priority Distribution Accounts and Cumulative Unpaid Accrued Return Accounts after the Third Amendment Date;

                                (viii) Eighth, one hundred percent (100%) to the Additional Limited Partners in an amount equal to the excess, if any, of (A) the cumulative Net Losses allocated to the Additional Limited Partners pursuant to Section 6.1(b)(vii) for all prior fiscal years, over (B) the cumulative Net Income allocated pursuant to this Section 6.1(a)(viii) for all prior fiscal years, which amount shall be allocated among the Additional Limited Partners in the same proportions and in the reverse order as the Net Losses were allocated pursuant to Section 6.1(b)(vii);

                                (ix)    Ninth, one hundred percent (100%) to
                        the Additional Limited Partners in an amount equal to the excess, if any of (A) the cumulative Net Losses allocated to the Additional Limited Partners pursuant to Section 6.1(b)(vi) for all prior fiscal years, over (B) the cumulative Net Income allocated pursuant to this Section 6.1(a)(ix) for all prior fiscal years, which amount shall be allocated among such Partners in the same proportions and in the reverse order as the Net Losses were allocated pursuant to
                        Section 6.1(b)(vi);

                                (x) Tenth, one hundred percent (100%) to the Additional Limited Partners until the cumulative allocations of Net Income to each Additional Limited Partner under this Section 6.1(a)(x) for the current and all prior fiscal years equal the cumulative distributions paid to the Additional Limited Partners pursuant to Section 5.1(a)(iv) and Section
                        13.2(a)(v), provided, however, in the case of Additional Limited Partners other than Class Z
                        Midland Partners, no allocations of Net Income shall be made under this Section 6.1(a)(x) to such Limited Partners with respect to distributions made under
                        Section 5.1(a)(iv) and Section 13.2(a)(v) after the Third Amendment Date;

                                (xi) Eleventh, one hundred percent (100%) to the Additional Limited Partners until the cumulative allocations of Net Income to each Additional Limited Partner under this Section 6.1(a)(xi) for the current and all prior fiscal years equal the sum of (A) the cumulative amounts credited to such Partner's Cumulative Unpaid Priority Distribution Account and Cumulative Unpaid Accrued Return Account for the current and all prior fiscal years and (B) the cumulative Net Losses allocated to the Additional Limited Partner pursuant to Section 6.1(b)(v) for all prior fiscal years, provided, however, in the case of Additional Limited Partners other than Class Z
                        Midland Partners, no allocation of Net Income shall be made under this Section 6.1(a)(xi) with respect to amounts credited to such Partners' Cumulative Unpaid Priority

                        Distribution Accounts and Cumulative Unpaid Accrued Return Accounts after the Third Amendment Date; and

                                (xii)   Thereafter, to the Original and
                        Additional Limited Partners other than Class Z Branch Partners or Class Z Midland Partners, to the General Partner and to any other holders of Class B Units, pro rata in accordance with the relative amounts of Available Cash and Capital Transaction Proceeds distributed to each of them during the taxable year.

                        (b) Net Losses. After giving effect to the special allocations set forth in Section 6.2 below, Net Losses shall be allocated as follows:

                                (i) First, one hundred percent (100%) to the Original and Additional Limited Partners other than Class Z Branch Partners or Class Z Midland Partners, to the General Partner and the Class B Unit holders in an amount equal to the excess, if any, of (A) the cumulative Net Income allocated pursuant to Section 6.1(a)(xii) hereof for all prior fiscal years in excess of distributions of Available Cash to such Partners for which no corresponding allocation of Net Income had been made (or is required to be made) under Sections 6.1(a)(i)-(xi) hereof, over (B) the cumulative Net Losses allocated pursuant to this
                        Section 6.1(b)(i) for all prior fiscal years;

                                (ii)    Second, to the Original Limited
                        Partners until the cumulative allocations of Net Losses under this Section 6.1(b)(ii) equal the excess, if any, of the cumulative allocations of Net Income under Section 6.1(a)(vii) to such Partners for all prior fiscal years over the cumulative distributions to such Partners under Section 5.1(a)(ii) and (iii) and Section 5.1(b)(i) and (ii) for the current and all prior fiscal years (such allocation being made in proportion to such Partners' respective excess amounts);

                                (iii)   Third, to the Original Limited
                        Partners with positive Adjusted Capital Account balances (determined, solely for purposes of this Section 6.1(b)(iii), without regard to any obligation of a Partner to restore a negative Capital Account under Section 13.4), in proportion to such balances, until such balances are reduced to zero;

                                (iv)    Fourth, to the Original Limited
                        Partners in proportion to their relative Percentage Interests; provided, however, that to the extent that an allocation under this Section 6.1(b)(iv) would cause or increase an Adjusted Capital Account Deficit for such Partner, such Net Loss shall be allocated to those Original Limited Partners (in proportion to their relative Percentage Interests) for whom such allocation would not cause or increase an Adjusted Capital Account Deficit;

                                (v)     Fifth, to the Additional Limited
                        Partners until the cumulative allocations of Net Losses under this Section 6.1(b)(v) equal the excess, if any, of the cumulative allocations of Net Income under Section 6.1(a)(xi) to such Partners for all prior fiscal years over the cumulative distributions to such Partners under Section 5.1(a)(v) and (vi) and
                        Section 5.1(b)(iii) and (iv) for the current and all prior fiscal years (such allocation being made in proportion to such Partners' respective excess amounts);

                                (vi)    Sixth, to the Additional Limited
                        Partners with positive Adjusted Capital Accounts balances (determined, solely for purposes of this Section 6.1(b)(vi), without regard to any obligation of a Partner to restore a negative Capital Account under Section 13.4), in proportion to such balances, until such balances are reduced to zero;

                                (vii)   Seventh, to the Additional Limited
                        Partners in proportion to their relative Percentage Interests; provided, however, that to the extent that an allocation under this Section 6.1(b)(vii) would cause or increase an Adjusted Capital Account Deficit for such Partner, such Net Loss shall be allocated to those Additional Limited Partners (in proportion to their relative Percentage Interests) for whom such allocation would not cause or increase an Adjusted Capital Account Deficit;

                                (viii)  Eighth, to the holders of Parity
                        Preferred Units until their respective Adjusted Capital Account Balance (determined, solely for purposes of this Section 6.1(b)(viii), without regard to any obligation of a Partner to restore a negative Capital Account under Section 13.4), has been reduced to zero; and

                                (ix)    Any remaining Net Loss shall be
                        allocated to the General Partner and any other holders of Class B Units.

         Notwithstanding the foregoing, Net Losses shall not be allocated to any Limited Partner pursuant to this Section 6.1(b)(ix) to the extent that such allocation would cause such Limited Partner to have an Adjusted Capital Account Deficit at the end of such taxable year (or increase any existing Adjusted Capital Account Deficit). All Net Losses in excess of the limitations set forth in the preceding sentence of this
         Section 6.1(b) shall be allocated to the General Partner.

                (b) Section 6.2(g) of the Agreement is hereby deleted and the following inserted as new Section 6.2(g) in lieu thereof (new language is underscored):

                        (g) Capital Account Adjustments. Notwithstanding anything herein to the contrary other than the last sentence of Section 14.1(g), any gain or loss arising from an adjustment to the Gross Asset Value of any Partnership asset pursuant to clause (b) or (c) of the definition thereof shall be allocated (i) first, to the holders of the Parity Preferred Units, but only to the extent that they would have been allocated such gain pursuant to Section 6.1(a)(ii) or Section 6.1(a)(v) of this Agreement or such loss pursuant to Section 6.1(b)(viii) of this Agreement, as applicable, if such gain or loss had been actually realized; and (ii) second, and subject to section 6.2(h) hereof, one hundred percent (100%) of the remainder of such gain or loss to the General Partner and the Additional Limited Partners (other than holders of Parity Preferred Units) pro rata in accordance with the relative number of Units held by each; provided, however, that for this purpose, the General Partner shall be treated as owning all of the outstanding Class A Units and all of the outstanding Original Limited Partnership Units in addition to the actual number of Units which the General Partner holds. An Additional Limited Partner (except for holders of Parity Preferred Units), at the time of admission to the Partnership, may elect with the consent of the General Partner to not receive special allocations of any gain or loss resulting from such adjustments.

         Section 6.     Liquidation Preference.

                (a) Payment of Liquidating Distributions. Subject to the rights of holders of Parity Preferred Units with respect to rights upon any voluntary or involuntary liquidation, dissolution or winding-up of the Partnership the holders of Series B Preferred Units shall be entitled to receive out of the assets of the Partnership legally available for distribution or the proceeds thereof, after payment or provision for debts and other liabilities of the Partnership, but before any payment or distributions of the assets shall be made to holders of any class or series of Partnership Interest that ranks junior to the Series B Preferred Units as to rights upon liquidation, dissolution or winding-up of the Partnership, an amount equal to the sum of (i) a liquidation preference equal to their positive Capital Account balances, determined after taking into account all Capital Account adjustments for the Partnership taxable year during which the liquidation occurs (other than those made as a result of the liquidating distribution set forth in this Section 6(a)), and (ii) an amount equal to any accumulated and unpaid distributions thereon, whether or not declared, to the date of payment. In the event that, upon such voluntary or involuntary liquidation, dissolution or winding-up, there are insufficient assets to permit full payment of liquidating distributions to the holders of Series B Preferred Stock and any Parity Preferred Units as to rights upon liquidation, dissolution or winding-up of the Partnership, all payments of liquidating distributions on the Series B Preferred Units and such Parity Preferred Units shall in all cases bear to each other the same ratio that the respective rights of the Series B Preferred Unit and such other Parity Preferred Units (which shall not include any accumulation in respect of unpaid distributions for prior distribution periods if such Parity Preferred Units do not have cumulative distribution rights) upon liquidation, dissolution or winding-up of the Partnership bear to each other.

                (b) Notice. Written notice of any such voluntary or involuntary liquidation, dissolution or winding-up of the Partnership, stating the payment date or dates when, and the place or places where, the amounts distributable in such circumstances shall be payable, shall be given by (i) fax and (ii) by first class mail, postage pre-paid, not less than 30 and not more than 60 days prior to the payment date stated therein, to each record holder of the Series B Preferred Units at the respective addresses of such holders as the same shall appear on the transfer records of the Partnership.

                (c) No Further Rights. After payment of the full amount of the liquidating distributions to which they are entitled, the holders of Series B Preferred Units will have no right or claim to any of the remaining assets of the Partnership.

                (d) Consolidation, Merger or Certain Other Transactions. The voluntary sale, conveyance, lease, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the General Partner to, or the consolidation or merger or other business combination of the Partnership with or into, any corporation, trust or other entity (or of any corporation, trust or other entity with or into the Partnership) shall not be deemed to constitute a liquidation, dissolution or winding-up of the Partnership.

         Section 7.     Optional Redemption.

                (a) Right of Optional Redemption. The Series B Preferred Units may not be redeemed prior to the fifth anniversary of the issuance date. On or after such date, the Partnership shall have the right to redeem the Series B Preferred Units, in whole or in part, at any time or from time to time, upon not less than 30 nor more than 60 days' written notice, at a redemption price, payable in cash, equal to the Capital Account balance of the holder of Series B Preferred Units (the "Redemption Price"); provided, however, that no redemption pursuant to this Section 7 will be permitted if the Redemption Price does not equal or exceed the original Capital Contribution of such holder plus the cumulative Series B Priority Return, whether or not declared, to the redemption date to the extent not previously distributed or distributed on the redemption date pursuant to Section 4(a). If fewer than all of the outstanding Series B Preferred Units are to be redeemed, the Series B Preferred Units to be redeemed shall be selected pro rata (as nearly as practicable without creating fractional units).

                (b)     Limitation on Redemption.

                        (i) The Redemption Price of the Series B Preferred Units (other than the portion thereof consisting of accumulated but unpaid distributions) will be payable solely out of the sale proceeds of capital stock of the General Partner, which will be contributed by the General Partner to the Partnership as additional capital contribution, or out of the sale of limited partner interests in the Partnership and from no other source. For purposes of the preceding sentence, "capital stock" means any equity securities (including Common Stock and Preferred Stock (as such terms are defined in the Charter)), shares, participation or other ownership interests (however designated) and any rights (other than debt securities convertible into or exchangeable for equity securities) or options to purchase any of the foregoing.

                        (ii) The Partnership may not redeem fewer than all of the outstanding Series B Preferred Units unless all accumulated and unpaid distributions have been paid on all

Series B Preferred Units for all quarterly distribution periods terminating on or prior to the date of redemption.

                (c)     Procedures for Redemption.

                        (i) Notice of redemption will be (i) faxed, and (ii) mailed by the Partnership, by certified mail, postage prepaid, not less than 30 nor more than 60 days prior to the redemption date, addressed to the respective holders of record of the Series B Preferred Units at their respective addresses as they appear on the records of the Partnership. No failure to give or defect in such notice shall affect the validity of the proceedings for the redemption of any Series B Preferred Units except as to the holder to whom such notice was defective or not given. In addition to any information required by law, each such notice shall state: (i) the redemption date, (ii) the Redemption Price,
(iii) the aggregate number of Series B Preferred Units to be redeemed and if fewer than all of the outstanding Series B Preferred Units are to be redeemed, the number of Series B Preferred Units to be redeemed held by such holder, which number shall equal such holder's pro rata share (based on the percentage of the aggregate number of outstanding Series B Preferred Units the total number of Series B Preferred Units held by such holder represents) of the aggregate number of Series B Preferred Units to be redeemed, (iv) the place or places where such Series B Preferred Units are to be surrendered for payment of the Redemption Price, (v) that distributions on the Series B Preferred Units to be redeemed will cease to accumulate on such redemption date and (vi) that payment of the Redemption Price will be made upon presentation and surrender of such Series B Preferred Units.

                        (ii) If the Partnership gives a notice of redemption in respect of Series B Preferred Units (which notice will be irrevocable) then, by 12:00 noon, New York City time, on the redemption date, the Partnership will deposit irrevocably in trust for the benefit of the Series B Preferred Units being redeemed funds sufficient to pay the applicable Redemption Price and will give irrevocable instructions and authority to pay such Redemption Price to the holders of the Series B Preferred Units upon surrender of the Series B Preferred Units by such holders at the place designated in the notice of redemption. If the Series B Preferred Units are evidenced by a certificate and if fewer than all Series B Preferred Units evidenced any certificate are being redeemed, a new certificate shall be issued upon surrender of the certificate evidencing all Series B Preferred Units, evidencing the unredeemed Series B Preferred Units without cost to the holder thereof. On and after the date of redemption, distributions will cease to accumulate on the Series B Preferred Units or portions thereof called for redemption, unless the Partnership defaults in the payment thereof. If any date fixed for redemption of Series B Preferred Units is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price is improperly withheld or refused and not paid by the Partnership, distributions on such Series B Preferred Units will continue to accumulate from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the applicable Redemption Price.

         Section 8.     Voting Rights.

                (a) General. Holders of the Series B Preferred Units will not have any voting rights or right to consent to any matter requiring the consent or approval of the Limited Partners, except as otherwise expressly set forth in the Partnership Agreement and except as set forth below.

                (b) Certain Voting Rights. So long as any Series B Preferred Units remain outstanding, the Partnership shall not, without the affirmative vote of the holders of at least two-thirds of the Series B Preferred Units outstanding at the time (i) authorize or create, or increase the authorized or issued amount of, any class or series of Partnership Interests ranking prior to the Series B Preferred Units with respect to payment of distributions or rights upon liquidation, dissolution or winding-up or reclassify any Partnership Interests of the Partnership into such Partnership Interest, or create, authorize or issue any obligations or security convertible into or evidencing the right to purchase any such Partnership Interest, (ii) authorize or create, or increase the authorized or issued amount of any Parity Preferred Units or reclassify any Partnership interest of the Partnership into any such Partnership Interest or create, authorize or issue any obligations or security convertible into or evidencing the right to purchase any such Partnership Interests but only to the extent such Parity Preferred Units are issued to an affiliate of the Partnership, other than (A) Security Capital U.S. Realty, Security Capital Holdings, S.A. or their affiliates purchasing preferred stock of the same series on the same terms as non-affiliates or (B) the General Partner to the extent the issuance of such interests was to allow the General Partner to issue corresponding preferred stock to persons who are not affiliates of the Partnership in the same transaction or (iii) either (A) consolidate, merge into or with, or convey, transfer or lease its assets substantially as an entirety to, any corporation or other entity or (B) amend, alter or repeal the provisions of the Partnership Agreement, whether by merger, consolidation or otherwise, that would materially and adversely affect the powers, special rights, preferences, privileges or voting power of the Series B Preferred Units or the holders thereof; provided, however, that with respect to the occurrence of a merger, consolidation or a sale or lease of all of the Partnership's assets as an entirety, so long as (a) the Partnership is the surviving entity and the Series B Preferred Units remain outstanding with the terms thereof unchanged, or
(b) the resulting, surviving or transferee entity is a partnership, limited liability company or other pass-through entity organized under the laws of any state and substitutes the Series B Preferred Units for other interests in such entity having substantially the same terms and rights as the Series B Preferred Units, including with respect to distributions, voting rights and rights upon liquidation, dissolution or winding-up, then the occurrence of any such event shall not be deemed to materially and adversely affect such rights, privileges or voting powers of the holders of the Series B Preferred Units and no vote of the Series B Preferred Units shall be required in such case; and provided further than any increase in the amount of Partnership Interests or the creation or issuance of any other class or series of Partnership Interests, in each case ranking (a) junior to the Series B Preferred Units with respect to payment of distributions and the distribution of assets upon liquidation, dissolution or winding-up, or (b) on a parity to the Series B Preferred Units with respect to payment of distributions and the distribution of assets upon liquidation, dissolution or winding-up to the extent such Partnership Interests are not issued to an affiliate of the Partnership, other than (A) Security Capital U.S. Realty, Security Capital Holdings, S.A. or their affiliates purchasing Partnership interests of the same series on the same terms as non-affiliates, or (B) the General Partner to the extent the issuance of such interests was to allow the General Partner to issue corresponding preferred stock to persons who are not affiliates of the Partnership, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers and no vote of the Series B Preferred Units shall be required in such case.

         In addition to the foregoing, the Partnership will not (x) enter into any contract, mortgage, loan or other agreement that prohibits or restricts, or has the effect of prohibiting or restricting, the ability of a Preferred Partner to exercise its rights set forth herein to effect in full an exchange or redemption pursuant to Section 10, except with the written consent of the holders of at least two-thirds of the Series B Preferred Units outstanding at the time; or (y) amend, alter, or repeal or waive Section 7.5 of the Fourth Amended Agreement (to the extent in effect) or, until December 31, 2000, Section 11.3(i) of the Partnership Agreement if such amendment, alteration or waiver adversely affects the holders of Series B Preferred Units without the affirmative vote of at least two-thirds of the Series B Preferred Units outstanding at the time.

         Notwithstanding anything to the contrary in this Section 8, in no event shall the General Partner or any of its affiliates have any voting, consent or approval rights in respect of any Series B Preferred Units it or they may hold, and any percentage or portion of outstanding Series B Preferred Units that may be required hereunder for any vote, consent or approval of holders thereof shall be determined as if all Series B Preferred Units then held by the General Partner or any of its affiliates were not outstanding.

         Section 9.     Transfer Restrictions.

                (a) The Series B Preferred Units shall not be subject to the provisions of Article 11 of the Partnership Agreement other than Sections 11.1(a), 11.3(b), 11.3(c), 11.3(d), 11.3(e), 11.3(f), 11.3(g), 11.3(i) and 11.6.

                (b) No transfer of the Series B Preferred Units may be made without the consent of the General Partner, which consent may be given or withheld in its sole and absolute discretion, if such transfer would result in more than four partners holding all outstanding Series B Preferred Units within the meaning of Treasury Regulation Section 1.7704-1(h)(1)(ii) (without regard to Treasury Regulation Section 1.7704-1(h)(3)(ii)); provided, however, that the General Partner's consent may not be unreasonably withheld if (a) such transfer would not result in more than four (4) partners holding all outstanding Series B Preferred Units within the meaning of such Treasury Regulation Sections or (b) the General Partner is relying on a provision other than Treasury Regulation
Section 1.7704-1(h) to avoid classification of Operating Partnership as a PTP. In addition, no transfer may be made to any person if such transfer would cause the exchange of the Series B Preferred Units for Series B Preferred Stock, as provided herein, to be required to be registered under the Securities Act, or any state securities laws. Notwithstanding anything in this Agreement to the contrary, the Series B Preferred Units shall be freely transferable to LLC, which shall upon such transfer be admitted as a Limited Partner hereunder.

         Section 10.    Exchange Rights.

                (a)     Right to Exchange.

                        (i) Series B Preferred Units will be exchangeable in whole or in part at anytime on or after the tenth anniversary of the date of issuance, at the option of the holders thereof, for authorized but previously unissued shares of 8.75% Series B Cumulative Redeemable Preferred Stock of the General Partner (the "Series B Preferred Stock") at an exchange rate of one share of Series B Preferred Stock for one Series B Preferred Unit , subject to adjustment as described below (the "Exchange Price"), provided that the Series B Preferred Units will become exchangeable at any time, in whole or in part, at the option of the holders of Series B Preferred Units for Series B Preferred Stock if (y) at any time full distributions shall not have been timely made on any Series B Preferred Unit with respect to six (6) prior quarterly distribution periods, whether or not consecutive, provided, however, that a distribution in respect of Series B Preferred Units shall be considered timely made if made within two (2) Business Days after the applicable Preferred Unit Distribution Payment Date if at the time of such late payment there shall not be any prior quarterly distribution periods in respect of which full distributions were not timely made or (z) upon receipt by a holder or holders of Series B Preferred Units of (A) notice from the General Partner that the General Partner or a subsidiary of the General Partner has become aware of facts that will or likely will cause the Partnership to become a PTP and (B) an opinion rendered by an outside nationally recognized independent counsel familiar with such matters addressed to a holder or holders of Series B Preferred Units, that the Partnership is or likely is, or upon the occurrence of a defined event in the immediate future will be or likely will be, a PTP. In addition, the Series B Preferred Units may be exchanged for Series B Preferred Stock, in whole or in part, at the option of any holder prior to the tenth anniversary of the issuance date and after the third anniversary thereof if such holder of a Series B Preferred Units shall deliver to the General Partner either (i) a private letter ruling addressed to such holder of Series B Preferred Units or (ii) an opinion of independent counsel reasonably acceptable to the General Partner based on the enactment of temporary or final Treasury Regulations or the publication of a Revenue Ruling, in either case to the effect that an exchange of the Series B Preferred Units at such earlier time would not cause the Series B Preferred Units to be considered "stock and securities" within the meaning of Section 351(e) of the Internal Revenue Code of 1986, as amended (the "Code") for purposes of determining whether the holder of such Series B Preferred Units is an "investment company" under Section 721(b) of the Code if an exchange is permitted at such earlier date. Furthermore, the Series B Preferred Units may be exchanged in whole or in part for Series B Preferred Stock at any time after the date hereof, if both (1) the holder thereof concludes based on results or projected results that there exists (in the reasonable judgment of the holder) an imminent and substantial risk that the holder's interest in the Partnership does or will represent more than 19.5% of the total profits or capital interests in the Partnership (determined in accordance with Treasury Regulations Section 1.731-2(e)(4)) for a taxable year, and (2) the holder delivers to the General Partner an opinion of nationally recognized independent counsel to the effect that there is an imminent and substantial risk that the holder's interest in the Partnership does or will represent more than 19.5% of the total profits or capital interests in the Partnership (determined in accordance with Treasury Regulations Section 1.731-2(e)(4)) for a taxable year.

                        (ii) Notwithstanding anything to the contrary set forth in Section 10(a)(i), if an Exchange Notice (as defined herein) has been delivered to the General Partner, then the General Partner may, at its option, elect to redeem or cause the Partnership to redeem all or a portion of the outstanding Series B preferred Units for cash in an amount equal to the original Capital Contribution per Series B Preferred Unit and all accrued and unpaid distributions thereon to the date of redemption. The General Partner may exercise its option to redeem the Series B Preferred Units for cash pursuant to this Section 10(a)(ii) by giving each holder of record of Series B Preferred Units notice of its election to redeem for cash, within five (5) Business Days after receipt of the Exchange Notice, by (i) fax, and (ii) registered mail, postage paid, at the address of each holder as it may appear on the records of the Partnership stating (i) the redemption date, which shall be no later than sixty (60) days following the receipt of the Exchange Notice, (ii) the redemption price, (iii) the place or places where the Series B Preferred Units are to be surrendered for payment of the redemption price, (iv) that distribution on the Series B Preferred Units will cease to accrue on such redemption date; (v) that payment of the redemption price will be made upon presentation and surrender of the Series B Preferred Units and (vi) the aggregate number of Series B Preferred Units to be redeemed, and if fewer than all of the outstanding Series B Preferred Units are to be redeemed, the number of Series B Preferred Units to be redeemed held by such holder, which number shall equal such holder's pro-rata share (based on the percentage of the aggregate number of outstanding Series B Preferred Units the total number of Series B Preferred Units held by such holder represents) of the aggregate number of Series B Preferred Units being redeemed.

                        (iii) Upon the occurrence of an event giving rise to exchange rights pursuant to Section 10(a)(i), in the event an exchange of all or a portion of Series B Preferred Units pursuant to Section 10(a)(i) would violate the provisions on ownership limitation of the General Partner set forth in
Article 5 of the Charter, the General Partner shall give written notice thereof to each holder of record of Series B Preferred Units, within five (5) Business Days following receipt of the Exchange Notice, by (i) fax, and (ii) registered mail, postage prepaid, at the address of each such holder set forth in the records of the Partnership. In such event, each holder of Series B Preferred Units shall be entitled to exchange, pursuant to the provision of Section 10(b) a number of Series B Preferred Units which would comply with the provisions on the ownership limitation of the General Partner set forth in such Article 5 of the Charter and any Series B Preferred Units not so exchanged (the "Excess Units") shall be redeemed by the Partnership for cash in an amount equal to the original Capital Contribution per Excess Unit, plus any accrued and unpaid distributions thereon, whether or not declared, to the date of redemption. The written notice of the General Partner shall state (i) the number of Excess Units held by such holder, (ii) the redemption price of the Excess Units, (iii) the date on which such Excess Units shall be redeemed, which date shall be no later than sixty (60) days following the receipt of the Exchange Notice, (iv) the place or places where such Excess Units are to be surrendered for payment of the Redemption Price, (v) that distributions on the Excess Units will cease to accrue on such redemption date, and (vi) that payment of the redemption price will be made upon presentation and surrender of such Excess Units. In the event an exchange would result in Excess Units, as a condition to such exchange, each holder of such units agrees to provide representations and covenants reasonably requested by the General Partner relating to (i) the widely held nature of the interests in such holder, sufficient to assure the General Partner that the holder's ownership of stock of the General Partner (without regard to the limits described above) will not cause any individual to own in excess of 9.8% of the stock of the General Partner, to the extent such holder can reasonably make such representation; and (ii) to the extent such holder can so represent and covenant without obtaining information from its owners, the holder's ownership of tenants of the Partnership and its affiliates.

         To the extent the General Partner would not be able to pay the cash set forth above in exchange for the Excess Units, and to the extent consistent with the Charter, the General Partner agrees that it will grant to the holders of the Series B Preferred Units exceptions to the Beneficial Ownership Limit and Constructive Ownership Limit set forth in the Series B Articles Supplementary sufficient to allow such holders to exchange all of their Series B Preferred Units for Series B Preferred Stock, provided such holders furnish to the General Partner representations acceptable to the General Partner in its sole and absolute discretion which assure the General Partner that such exceptions will not jeopardize the General Partner's tax status as a REIT for purposes of federal and applicable state law.

         Notwithstanding any provision of this Agreement to the contrary, no Series B Limited Partner shall be entitled to effect an exchange of Series B Preferred Units for Series B Preferred Stock to the extent that ownership or right to acquire such shares would cause the Partner or any other Person or, in the opinion of counsel selected by the General Partner, may cause the Partner or any other Person, to violate the restrictions on ownership and transfer of Series B Preferred Stock set forth in the Charter. To the extent any such attempted exchange for Series B Preferred Stock would be in violation of the previous sentence, it shall be void ab initio and such Series B Limited Partner shall not acquire any rights or economic interest in the Series B Preferred Stock otherwise issuable upon such exchange.

                        (iv) The redemption of Series B Preferred Units described in Section 10(a)(ii) and (iii) shall be subject to the provisions of
Section 7(b)(i) and Section 7(c)(ii); provided, however, that for purposes hereof the term "Redemption Price" in Sections 7(b)(i) and 7(c)(ii) shall be read to mean the original Capital Contribution per Series B Preferred Unit being redeemed plus all accrued and unpaid distributions to the redemption date.

                (b)     Procedure for Exchange.

                        (i) Any exchange shall be exercised pursuant to a notice of exchange (the "Exchange Notice") delivered to the General Partner by the holder who is exercising such exchange right, by (i) fax and (ii) by certified mail postage prepaid. Upon request of the General Partner, such holder delivering the Exchange Notice shall provide to the General Partner in writing such information as the General Partner may reasonably request to determine whether any portion of the exchange by the delivering holder will result in the violation of the restrictions of Article 5 of the Charter, including the Ownership Limit and the Related Tenant Limit. The exchange of Series B Preferred Units, or a specified portion thereof, may be effected after the fifth (5th) Business Days following receipt by the General Partner of the Exchange Notice and such requested information by delivering certificates, if any, representing such Series B Preferred Units to be exchanged together with, if applicable, written notice of exchange and a proper assignment of such Series B Preferred Units to the office of the General Partner maintained for such purpose. Currently, such office is 121 West Forsyth Street, Suite 200, Jacksonville, Florida 32202. Each exchange will be deemed to have been effected immediately prior to the close of business on the date on which such Series B Preferred Units to be exchanged (together with all required documentation) shall have been surrendered and notice shall have been received by the General Partner as aforesaid and the Exchange Price shall have been paid. Any Series B Preferred Stock issued pursuant to this Section 10 shall be delivered as shares which are duly authorized, validly issued, fully paid and nonassessable, free of pledge, lien, encumbrance or restriction other than those provided in the Charter, the Bylaws of the General Partner, the Securities Act and relevant state securities or blue sky laws.

                        (ii) In the event of an exchange of Series B Preferred Units for shares of Series B Preferred Stock, an amount equal to the accrued and unpaid distributions which are not paid pursuant to Section 4(a) hereof, whether or not declared, to the date of exchange on any Series B Preferred Units tendered for exchange shall (i) accrue and be payable by the General Partner from and after the date of exchange on the shares of the Series B Preferred Stock into which such Series B Preferred Units are exchanged, and
(ii) continue to accrue on such Series B Preferred Units, which shall remain outstanding following such exchange, with the General Partner as the holder of such Series B Preferred Units. Notwithstanding anything to the contrary set forth herein, in no event shall a holder of a Series B Preferred Unit that was validly exchanged into Series B Preferred Stock pursuant to this section (other than the General Partner now holding such Series B Preferred Unit), receive a distribution out of Available Cash or Capital Transaction Proceeds of the Partnership with respect to any Series B Preferred Units so exchanged.

                        (iii) Fractional shares of Series B Preferred Stock are not to be issued upon exchange but, in lieu thereof, the General Partner will pay a cash adjustment based upon the fair market value of the Series B Preferred Stock on the day prior to the exchange date as determined in good faith by the Board of Directors of the General Partner.

                (c) Adjustment of Series B Exchange Price. In case the General Partner shall be a party to any transaction (including, without limitation, a merger, consolidation, statutory share exchange, tender offer for all or substantially all of the General Partner's capital stock or sale of all or substantially all of the General Partner's assets), in each case as a result of which the Series B Preferred Stock will be converted into the right to receive shares of capital stock, other securities or other property (including cash or any combination thereof), each Series B Preferred Unit will thereafter be exchangeable into the kind and amount of shares of capital stock and other securities and property receivable (including cash or any combination thereof) upon the consummation of such transaction by a holder of that number of Series B Preferred Stock or fraction thereof into which one Series B Preferred Unit was exchangeable immediately prior to such transaction. The General Partner may not become a party to any such transaction, whether or not any Series B Preferred Stock are then outstanding: (i) which does not preserve the existence of the Series B Preferred Stock with their current rights, preferences and privileges, or (ii) if the terms thereof are inconsistent with the foregoing. In addition, so long as a Preferred Partner or any of its permitted successors or assigns holds any Series B Preferred Units as the case may be, the General Partner shall not, without the affirmative vote of the holders of at least two-thirds of the Series B Preferred Units (voting together as a class with any outstanding Series B Preferred Stock) outstanding at the time: (a) designate or create, or increase the authorized or issued amount of, any class or series of shares ranking senior to the Series B Preferred Stock with respect to the payment of distributions or rights upon liquidation, dissolution or winding-up or reclassify any authorized shares of the General Partner into any such shares, or create, authorize or issue any obligations or securities convertible into or evidencing the right to purchase any such shares; (b) designate or create, or increase the authorized or issued amount of, any Parity Preferred Stock or reclassify any authorized shares of the General Partner into any such shares, or create, authorize or issue any obligations or security convertible into or evidencing the right to purchase any such shares, but only to the extent that such Parity Preferred Stock are issued to an Affiliate of the General Partner other than (A) Security Capital U.S. Realty, Security Capital Holdings, S.A. or their affiliates if issued on the same terms in the transaction as to non-affiliates, or (B) the General Partner to the extent the issuance of such interests was to allow the General Partner to issue corresponding preferred stock in the same transaction to persons who are not affiliates of the Partnership; (c) amend, alter or repeal the provisions of the Charter or bylaws of the General Partner, whether by merger, consolidation or otherwise, that would materially and adversely affect the powers, special rights, preferences, privileges or voting power of the Series B Preferred Stock or the holders thereof; provided, however, that any increase in the amount of authorized Preferred Stock or the creation or issuance of any other series or class of Preferred Stock, or any increase in the amount of authorized shares of each class or series, in each case ranking either (1) junior to the Series B Preferred Stock with respect to the payment of distributions and the distribution of assets upon liquidation, dissolution or winding-up, or (2) on a parity with the Series B Preferred Stock with respect to the payment of distributions and the distribution of assets upon liquidation, dissolution or winding-up to the extent such Preferred Stock are not issued to an Affiliate of the Company, other than the General Partner to the extent the issuance of such interests was to allow the General Partner to issue corresponding preferred stock to persons who are not affiliates of the

Partnership, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers.

         Section 11. No Conversion Rights. The holders of the Series B Preferred Units shall not have any rights to convert such Partnership Units into any other class of Partnership Interests or any interest in the Partnership.

         Section 12. No Sinking Fund. No sinking fund shall be established for the retirement or redemption of the Series B Preferred Units.

         Section 13.    Miscellaneous.

                (a) The terms "Original Limited Partnership Units," "Class B Units," "Class 2 Units," "Class Z Branch Partners," "Class Z Midland Partners" "Additional Units," "Additional Limited Partners," "Common Units" and "General Partner Units" and "Percentage Interest" in the Partnership Agreement shall not be deemed to include the Series B Preferred Units. The terms "Limited Partnership Interest" and "Partnership Interest" shall be deemed to include the Series B Preferred Units.

                (b) Exhibit A to the Partnership Agreement is hereby amended to include the Series B Preferred Units as Limited Partnership Interests.

                (c) Section 7.1(h) of the Partnership Agreement is hereby amended to include the Series B Priority Return Amount.

                (d)     Nothing contained in Section 8.4 or the last sentence of
Section 13.6 of the Partnership Agreement shall be deemed to limit the issuance of, and provisions applicable to, the Series B Preferred Units.

                (e)     Notwithstanding anything to the contrary contained in
Section 8.6 of the Partnership Agreement, in no event shall the rights of the holders of the Series B Preferred Units set forth in Section 10 of this Agreement be subordinate to the Redemption Rights set forth in Section 8.6 of the Partnership Agreement.

                (f) Notwithstanding any other provisions of this Amendment, this Amendment shall not be amended, and no action may be taken by the General Partner, without the Consent of each Partner adversely affected if such amendment or action would alter the redemption or exchange rights as set forth in Sections 7 and 10 hereof, respectively or amend this Section 14(f).

                (g) Upon effectiveness of the Fourth Amended Agreement, the Fourth Amended Agreement shall be amended, to the extent applicable, to incorporate this Amendment and be consistent herewith.

                (h) At such time, and in the event that, the Company authorizes sufficient additional shares of preferred stock, the holders of a majority in interest of the Series B

Preferred Units and Series B Preferred Stock in the aggregate may request in writing to the Company that the stated value of the Series B Priority Return may be reduced to $25, with all reference herein to "$100" to thereafter be deemed references to "$25," and with appropriate proportionate adjustments to be made herein, mutatis mutandis, in distributions, liquidation preferences, shares issuable upon exchange, and otherwise as necessary and appropriate to preserve the economic value of Series B Preferred Units and the Series B Preferred Stock, and the Company shall take all reasonable steps necessary and appropriate to give effect to such request.

                                        GENERAL PARTNER

                                        Regency Realty Corporation


                                        By:  /s/ Bruce M. Johnson
                                           -------------------------------------
                                            Bruce M. Johnson
                                            Its  Managing Director and Executive
                                                 Vice President

                                        CONTRIBUTOR

                                        TIMES MIRROR COMPANY


                                        By:  /s/ Roger H. Molvar
                                           -------------------------------------
                                            Name:   Roger H. Molvar
                                            Title:  Sr. Vice President

                                        SECURITY CAPITAL U.S. REALTY


                                        By:   /s/ Jeffrey A. Cozad
                                           -------------------------------------
                                        Name:   Jeffrey A. Cozad
                                        Title:  Managing Director


                                        SECURITY CAPITAL HOLDINGS S.A.


                                        By:   /s/ Jeffrey A. Cozad
                                           -------------------------------------
                                        Name:   Jeffrey A. Cozad
                                        Title:  Managing Director



                                        ARDEN SQUARE HOLDINGS SARL


                                        By:   /s/ Peter N. James
                                           -------------------------------------
                                        Name:   Peter N. James
                                        Title:  Sarl Manager

                                        BLOSSOM VALLEY HOLDINGS SARL


                                        By:   /s/ Peter N. James
                                           -------------------------------------
                                        Name:   Peter N. James
                                        Title:  Sarl Manager


                                        COOPER STREET PLAZA HOLDINGS SARL


                                        By:   /s/ Peter N. James
                                           -------------------------------------
                                        Name:   Peter N. James
                                        Title:  Sarl Manager


                                        DALLAS HOLDINGS SARL


                                        By:   /s/ Peter N. James
                                           -------------------------------------
                                        Name:   Peter N. James
                                        Title:  Sarl Manager


                                        EL CAMINO HOLDINGS SARL


                                        By:   /s/ Peter N. James
                                           -------------------------------------
                                        Name:   Peter N. James
                                        Title:  Sarl Manager


                                        FRIARS MISSION HOLDINGS SARL


                                        By:   /s/ Peter N. James
                                           -------------------------------------
                                        Name:   Peter N. James
                                        Title:  Sarl Manager

                              Regency Centers, L.P.
          Amendment Dated April 3, 2003 to Fourth Amended and Restated
                        Agreement of Limited Partnership
        Relating to 7.45% Series 3 Cumulative Redeemable Preferred Units

         This Amendment (this "Amendment") to the Fourth Amended and Restated Agreement of Limited Partnership, dated as of April 1, 2001 (as amended through the date hereof, the "Partnership Agreement"), of Regency Centers, L.P., a Delaware limited partnership (the "Partnership"), is made as of the 3rd day of April, 2003, by Regency Centers Corporation, a Florida corporation, as general partner (the "General Partner"), and Regency Centers Texas LLC, as limited partner (all capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Partnership Agreement).

                                    RECITALS

         WHEREAS, the General Partner has sold 3,000,000 depositary shares, each representing a 1/10 interest in a share of the General Partner's 7.45% Series 3 Cumulative Redeemable Preferred Stock, $0.01 par value, having a liquidation preference of $250 per share (the "Series 3 Preferred Stock") and in connection therewith has issued to Wachovia Bank National Association, as depositary, 300,000 shares of Series 3 Preferred Stock;

         WHEREAS, Section 4.2(b) of the Partnership Agreement provides for the issuance by the Partnership to the General Partner of Partnership Interests in the same number and having designations, preferences and other rights substantially similar to the designations, preferences and other rights of shares issued by the General Partner;

         WHEREAS, the General Partner has contributed the proceeds from the sale of such depositary shares to the Partnership;

         WHEREAS, Regency Centers Texas LLC is a wholly-owned subsidiary of the General Partner, and the General Partner desires to contribute the Series 3 Preferred Units (as defined below) so issued to Regency Centers Texas LLC;

         NOW, THEREFORE, pursuant to the authority contained in Section 4.2(b) of the Partnership Agreement, the General Partner hereby amends the Partnership Agreement as follows and hereby causes the issuance of the Series 3 Preferred Units in the name of Regency Centers Texas LLC effective as of the date hereof:

         Section 1. Designation and Number. A series of Preferred Units, designated the "7.45% Series 3 Cumulative Redeemable Preferred Units" (the "Series 3 Preferred Units"), is hereby established. The number of Series 3 Preferred Units shall be 300,000.

         Section 2. Rank. The Series 3 Preferred Units will, with respect to distributions and rights upon voluntary or involuntary liquidation, winding-up or dissolution of the Partnership, rank senior to all classes or series of Common Units and to all classes or series of equity securities of the Partnership now or hereafter authorized, issued or outstanding, other than any class or series of equity securities of the Partnership expressly designated as ranking on a parity with or senior to the Series 3 Preferred Units as to distributions or rights upon voluntary or involuntary liquidation, winding-up or dissolution of the Partnership or both. For purposes of these Articles of Amendment, the term "Parity Preferred Units" shall be used to refer to any class or series of equity securities of the Partnership now or hereafter authorized, issued or outstanding expressly designated by the Partnership to rank on a parity with Series 3 Preferred Units with respect to distributions or rights upon voluntary or involuntary liquidation, winding-up or dissolution of the Partnership or both, as the context may require, whether or not the distribution rates, distribution payment dates or redemption or liquidation prices per unit shall be different from those of the Series 3 Preferred Units and includes the Series A Cumulative Redeemable Preferred Units, the Series B Cumulative Redeemable Preferred Units, the Series C Cumulative Redeemable Preferred Units, the Series D Cumulative Redeemable Preferred Units, the Series E Cumulative Redeemable Preferred Units and the Series F Cumulative Convertible Redeemable Preferred Units of the Partnership. The term "equity securities" does not include debt securities, which will rank senior to the Series 3 Preferred Units.

         Section 3.     Distributions.

                (a) Payment of Distributions. Subject to the rights of holders of Parity Preferred Units as to the payment of distributions and holders of equity securities issued after the date hereof in accordance with the Partnership Agreement ranking senior to the Series 3 Preferred Units as to payment of distributions, holders of Series 3 Preferred Units shall be entitled to receive, when, as and if declared by the Partnership acting through the General Partner, out of Available Cash and Capital Transaction Proceeds legally available for the payment of distributions, cumulative cash distributions at the rate per annum of 7.45% of the $250 liquidation preference per Series 3 Preferred Unit. Such distributions shall be cumulative, shall accrue from the original date of issuance and will be payable in cash (A) quarterly (such quarterly periods for purposes of payment and accrual will be the quarterly periods ending on the dates specified in this sentence) in arrears, on or before March 31, June 30, September 30 and December 31 of each year commencing on June 30, 2003 and, (B) in the event of a redemption, on the redemption date (each a "Preferred Unit Distribution Payment Date"). The amount of the distribution payable for any period will be computed on the basis of a 360-day year of twelve 30-day months and for any period shorter than a full quarterly period for which distributions are computed, the amount of the distribution payable will be computed on the basis of the ratio of the actual number of days elapsed in such period to ninety (90) days. If any date on which distributions are to be made on the Series 3 Preferred Units is not a Business Day, then payment of the distribution to be made on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

                (b) Limitation on Distributions. No distribution on the Series 3 Preferred Units shall be declared or paid or set apart for payment by the Partnership at such time as the terms and provisions of any agreement of the Partnership relating to its indebtedness, prohibit such declaration, payment or setting apart for payment or provide that such declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such declaration, payment or setting apart for payment shall be restricted or prohibited by law. Nothing in this Section 3(b) shall be deemed to modify or in any manner limit the provisions of Section 3(c) and 3(d).

                (c) Distributions Cumulative. Distributions on the Series 3 Preferred Units will accrue whether or not the terms and provisions of any agreement of the Partnership, including any agreement relating to its indebtedness, at any time prohibit the current payment of distributions, whether or not the Partnership has earnings, whether or not there are funds legally available for the payment of such distributions and whether or not such distributions are authorized or declared. Accrued but unpaid distributions on the Series 3 Preferred Units will accumulate as of the Preferred Unit Distribution Payment Date on which they first become payable. Distributions on account of arrears for any past distribution periods may be declared and paid at any time, without reference to a regular Preferred Unit Distribution Payment Date. Accumulated and unpaid distributions will not bear interest.

                (d)     Priority as to Distributions.

                        (i) So long as any Series 3 Preferred Units are outstanding, no distribution of cash or other property shall be authorized, declared, paid or set apart for payment on or with respect to any class or series of Common Units or any other class or series of equity securities of the Partnership ranking junior to the Series 3 Preferred Units as to the payment of distributions (such Common Units or other junior equity securities, collectively, "Junior Units"), nor shall any cash or other property be set aside for or applied to the purchase, redemption or other acquisition for consideration of any Series 3 Preferred Units, any Parity Preferred Units with respect to distributions or any Junior Units, unless, in each case, all distributions accumulated on all Series 3 Preferred Units and all classes and series of outstanding Parity Preferred Units with respect to distributions have been paid in full. The foregoing sentence will not prohibit (i) distributions payable solely in shares of Junior Units, (ii) the conversion of Junior Units or Parity Preferred Units into Junior Units, (iii) the redemption of Partnership Interests corresponding to any Series 3 Preferred Stock or other equity securities of the General Partner, regardless of class or series, to be purchased by the General Partner pursuant to Article 5 of the Articles of Incorporation to preserve the General Partner's status as a real estate investment trust, provided that such redemption shall be upon the same terms as the corresponding purchase pursuant to Article 5 of the Articles of Incorporation, and (iv) the redemption of Series 3 Preferred Units corresponding to any redemption by the General Partner of the same number of shares of Series 3 Preferred Stock if such redemption by the General Partner is permitted by the Articles of Incorporation.

                        (ii) So long as distributions have not been paid in full (or a sum sufficient for such full payment is not irrevocably deposited in trust for payment) upon the Series 3 Preferred Units, all distributions authorized and declared on the Series 3 Preferred Units and all classes or series of outstanding Parity Preferred Units with respect to distributions shall be authorized and declared so that the amount of distributions authorized and declared per share of Series 3 Preferred Units and such other classes or series of Parity Preferred Units shall in all cases bear to each other the same ratio that accrued distributions per share on the Series 3 Preferred Units and such other classes or series of Parity Preferred Units (which shall not include any accumulation in respect of unpaid distributions for prior distribution periods if such class or series of Parity Preferred Units does not have cumulative distribution rights) bear to each other.

                (e) No Further Rights. Holders of Series 3 Preferred Units shall not be entitled to any distributions, whether payable in cash, other property or otherwise, in excess of the full cumulative distributions described herein.

         Section 4.     Liquidation Preference.

                (a) Payment of Liquidating Distributions. Subject to the rights of holders of Parity Preferred Units with respect to rights upon any voluntary or involuntary liquidation, dissolution or winding-up of the Partnership and subject to equity securities ranking senior to the Series 3 Preferred Units with respect to rights upon any voluntary or involuntary liquidation, dissolution or winding-up of the Partnership, the holders of Series 3 Preferred Units shall be entitled to receive out of the assets of the Partnership legally available for distribution or the proceeds thereof, after payment or provision for debts and other liabilities of the Partnership, but before any payment or distributions of the assets shall be made to holders of Common Units or any other class or series of units of Partnership Interests that rank junior to the Series 3 Preferred Units as to rights upon liquidation, dissolution or winding-up of the Partnership, an amount equal to the sum of (i) a liquidation preference of $250 per Series 3 Preferred Unit, and (ii) an amount equal to any accumulated and unpaid distributions thereon, whether or not declared, to the date of payment. In the event that, upon such voluntary or involuntary liquidation, dissolution or winding-up, there are insufficient assets to permit full payment of liquidating distributions to the holders of Series 3 Preferred Units and any Parity Preferred Units as to rights upon liquidation, dissolution or winding-up of the Partnership, all payments of liquidating distributions on the Series 3 Preferred Units and such Parity Preferred Units shall be made so that the payments on the Series 3 Preferred Units and such Parity Preferred Units shall in all cases bear to each other the same ratio that the respective rights of the Series 3 Preferred Units and such other Parity Preferred Units (which shall not include any accumulation in respect of unpaid distributions for prior distribution periods if such Parity Preferred Units do not have cumulative distribution rights) upon liquidation, dissolution or winding-up of the Partnership bear to each other.

                (b) No Further Rights. After payment of the full amount of the liquidating distributions to which they are entitled, the holders of Series 3 Preferred Units will have no right or claim to any of the remaining assets of the Partnership.

                (c) Consolidation, Merger or Certain Other Transactions. The voluntary sale, conveyance, lease, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Partnership to, or the consolidation or merger or other business combination of the Partnership with or into, any corporation, trust or other entity (or of any corporation, trust or other entity with or into the Partnership) shall not be deemed to constitute a liquidation, dissolution or winding-up of the Partnership.

                (d) Permissible Distributions. In determining whether a distribution (other than upon voluntary liquidation) by distribution, redemption or other acquisition of Partnership Interests or otherwise is permitted under the Act, no effect shall be given to amounts that would be needed, if the Partnership were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of holders of equity securities of the Partnership whose preferential rights upon dissolution are superior to those receiving the distribution.

         Section 5.     Redemption.

                (a) Mandatory Redemption. The Series 3 Preferred Units may not be redeemed except to the extent that the General Partner redeems the Series 3 Preferred Stock, in which case the Partnership shall redeem one Series 3 Preferred Unit for each share of Series 3 Preferred Stock that the General Partner redeems.

                (b) Status of Redeemed Units. Any Series 3 Preferred Units that shall at any time have been redeemed shall after such redemption, have the status of authorized but unissued Preferred Units, without designation as to class or series until such units are once more designated as part of a particular class or series by the General Partner.

         Section 6. Voting Rights. Holders of the Series 3 Preferred Units will not have any voting rights, except as required by the Act.

         Section 7. No Conversion Rights. The holders of the Series 3 Preferred Units shall not have any rights to convert such units into shares of any other class or series of stock or into any other securities of, or interest in, the Partnership.

         Section 8. No Sinking Fund. No sinking fund shall be established for the retirement or redemption of Series 3 Preferred Units. Section 9. Reaffirmation. Except as modified herein, all terms and conditions of the Partnership Agreement shall remain in full force and effect, which terms and conditions the General Partner hereby ratifies and confirms.

         IN WITNESS WHEREOF, this Amendment has been executed as of the date first above written.

                                        GENERAL PARTNER

                                        REGENCY CENTERS CORPORATION


                                        By:    /s/ Bruce M. Johnson
                                           -------------------------------------
                                        Name:   Bruce M. Johnson
                                        Title:  Managing Director and Chief
                                                Financial Officer



                                        LIMITED PARTNER

                                        REGENCY CENTERS TEXAS LLC


                                        By:    /s/ Bruce M. Johnson
                                           -------------------------------------
                                        Name:   Bruce M. Johnson
                                        Title:  Managing Director and Chief
                                                Financial Officer